================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-07384

                    NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
              (Exact name of registrant as specified in charter)

              600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
                   (Address of principal executive offices)

                             CHARLES H. FIELD, JR.
                   C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                         600 WEST BROADWAY, 30TH FLOOR
                              SAN DIEGO, CA 92101
                    (Name and address of agent for service)

                                   Copy to:
                              Deborah A. Wussow
                   c/o Nicholas-Applegate Capital Management
                        600 West Broadway, 30th Floor
                             San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

SEMI-ANNUAL REPORT

(UNAUDITED)

CLASS I, II, III & IV SHARES

SEPTEMBER 30, 2004

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER,

Following the impressive gains we reported to you for the twelve months ended March 31, 2004, equity markets worldwide paused between April 1 and September 30, 2004. Headwinds such as rising interest rates, high oil prices and geopolitical concerns eclipsed a generally favorable economic and corporate earnings environment.

   In this semi-annual report, we review the performance of the financial markets and our mutual funds over the past six months. We also share our perspective on the dynamics shaping the investment landscape and our outlook for the months ahead.

   In the United States, broad equity indices posted flat returns, including the S&P 500 Index, which rose 0.18%. Amid reasonable job growth and a mild pickup in inflation, the Federal Reserve began raising interest rates from 40-year lows, boosting the target funds rate by 0.25% on June 30. The U.S. economy hit a "soft patch" over the summer, given uncertainties surrounding the Fed's actions, the upcoming U.S. presidential election and tensions in Iraq. The central bank subsequently raised rates another 0.50%, however, and stated the economy appeared to have regained its footing.

   In developed markets overseas, the MSCI EAFE Index registered a 0.21% increase. Continental European economies have grown by only about 2% in the past year, reflected in lackluster equity performance in France, Germany and Switzerland. U.K. stocks fared better, where second-quarter GDP growth of 3.7% and double-digit house-price inflation have led the Bank of England to raise interest rates five times since November 2003. In Japan, equities traded lower as the country's economy hit a soft patch of its own, with a downward revision to second-quarter GDP that left growth at a tepid 0.3%. We believe Japan's recovery remains on track, however, as the Tankan survey of business confidence hit a 13-year high in September.

   After falling sharply in April and May, equities in developing countries staged a comeback that left them only modestly down for the six-month period. The MSCI Emerging Markets Index lost 2.10%, led by weakness in Asia where fears of a slowdown in the booming Chinese economy affected the entire region. In contrast, the MSCI EM Latin America Index rose 5.88%, as a surge in commodity prices benefited raw-materials producers, such as Brazil and Venezuela. After taking a breather in the second quarter of 2004, commodity prices resumed their rapid ascent of the past twelve months. The Commodity Research Bureau (CRB) Index rose 8% in the third quarter driven by a spike in oil prices, which touched $50 a barrel.

   Value stocks outperformed their growth counterparts around the world. As expected, value stocks have had a good run through this stage of the global economic recovery due to robust demand for basic materials and commodities, coupled with historically low interest rates. Recent signs point to weakening in traditional value sectors, however. For example, earnings growth of consumer staples companies is being challenged by their inability to pass higher input costs onto consumers. Of course, we believe current equity valuations make the strongest case for a return to growth: the difference between P/E ratios for growth stocks and value stocks is the narrowest it's been in a decade.

   Against this backdrop, we are pleased to report that many of our mutual funds outperformed or kept pace with their benchmarks. In particular, all of the funds in which we implement Nicholas-Applegate Systematic strategies outperformed. Our Systematic strategies use an internally-developed stock selection model, overlaid with traditional, fundamental analysis, to identify companies benefiting from positive, sustainable change.

   In August, Nicholas-Applegate proudly celebrated our twentieth year in business and two decades of success in our U.S. Emerging Growth strategy, our flagship small-cap growth approach. Twenty years marks a coming of age in many societies, and we believe this holds true for our firm. We have experienced the highs and lows of the securities markets, yet maintain our tradition of innovation and creativity. A good illustration of this is the Emerging Markets Opportunities Fund, which we launched in May 2004. The Fund provides exposure beyond the scope of conventional emerging markets universes by focusing on companies whose earnings are driven by country and regional factors rather than global ones.

   Like Nicholas-Applegate, the asset management business has matured over the past few years, amid new mutual fund laws and other regulations governing our industry. Throughout, we have steadily invested in talent, systems and risk tools to enable us to do our best as stewards of your assets. We welcomed several highly qualified professionals to our U.S. and international investment teams during this six-month period. We also made a number of enhancements to our technology platform. For example, we implemented a new system designed to help ensure our continued compliance with applicable regulatory requirements.

   Looking forward, we are positive in our outlook for equity markets worldwide. Leading indicators in both the United States and Japan continue to point to healthy economic growth. Continental European economies remain sluggish, but we expect the European Central Bank to maintain rates at their present low level for some time. And while the pace of earnings growth has moderated, corporate profits are expected to increase at a robust clip over the coming quarters.

   We believe this type of environment is ideal for bottom-up security selection -- particularly for investing in companies where positive change is leading to increasing earnings estimates. We continue to search out those companies in all of our funds.

   On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.


Best Regards,

/s/ Horacio A. Valeiras

Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2004

TABLE OF CONTENTS

                                                                            PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
  U.S. Mini Cap Growth                                                         1
  U.S. Emerging Growth                                                         7
  U.S. Small Cap Value                                                        14
  U.S. Large Cap Value                                                        20
  U.S. Systematic Large Cap Growth                                            25
  U.S. Systematic Mid Cap Growth                                              30
  U.S. Systematic SMID Growth                                                 36
  U.S. Convertible                                                            41
  Global Select                                                               47
  International Growth                                                        52
  International Growth Opportunities                                          58
  Emerging Countries                                                          63
  Emerging Markets Opportunities                                              69
  U.S. High Yield Bond                                                        74
The Funds':
  Shareholder Expense Example                                                 80
  Financial Highlights                                                        84
  Statements of Assets and Liabilities                                        92
  Statements of Operations                                                    94
  Statements of Changes in Net Assets                                         96
  Notes to the Financial Statements                                          102

----------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares.
Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

U.S. MINI CAP GROWTH FUND

   MANAGEMENT TEAM: JOHN C. MCCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; K. MATHEW AXLINE, Investment Analyst; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with "mini" market capitalizations that offer superior growth prospects.

   MARKET OVERVIEW: Following gains in 2003 and the first quarter of 2004, major U.S. stock market indices turned in uninspiring performance during the six months ended September 30, 2004. The S&P 500 Index dipped 0.18%, and the Dow Jones Industrial Average fell 1.71%.

   In the first half of the period, equities posted moderate increases, as strong economic news and robust corporate fundamentals overshadowed concerns about geopolitical issues, higher inflation and interest rates. Throughout much of the second quarter, investors focused on when the Federal Reserve would begin the process of normalizing monetary policy. On June 30, the central bank raised the funds target by 25 basis points to 1.25%, stating it would increase rates at a measured pace.

   Equities succumbed to selling pressure over the summer amid a sharp spike in oil prices, two additional rate hikes from the Fed and weakening demand for information technology. Reversing course once again, the period ended on a positive note, with stock prices rising in September. During the month, the government reported lower-than-expected inflation figures for August. In addition, the Fed stated that output growth appeared to have regained some traction after hitting a soft patch over the summer.

   PERFORMANCE: The Fund lost 14.98% during the six months ended September 30, 2004 versus a drop of 5.93% in the Russell 2000 Growth Index.

   PORTFOLIO SPECIFICS: In absolute terms, the Fund's performance was strongest in the energy and consumer staples sectors, where positions registered gains, and weakest in the information technology and materials sectors, where holdings fell sharply.

   Compared to the benchmark, an underweight in semiconductor and semiconductor equipment stocks helped relative results. These names were generally weak on concerns that the semiconductor cycle had peaked. Issue selection in the media, beverages and electrical equipment industries was also favorable. For example, one of the best-performing stocks was AMX Corporation, which makes control systems used in a variety of electronic devices.

   On the negative side, the Fund's market capitalization hurt relative results. Given its focus on mini-cap stocks, the Fund's weighted-average market cap was lower than that of the index. This was unfavorable since the very smallest stocks within the small-cap growth market underperformed. Stock selection in the information technology and health care sectors also detracted.

   MARKET OUTLOOK: A number of factors inspire optimism about the return prospects for small-cap stocks, including:

   - Many companies have become more rationally valued in the market over the past few months

   -  Despite higher interest rates, rates still remain near historic lows

   - The economy continues to grow, and the outlook for corporate profits remains healthy

   We believe our commitment to identifying positive change at the company level will lead us to stocks with exciting growth potential for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. MINI CAP GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
           4.43%                     8.09%                             14.32%

                  U.S. MINI CAP GROWTH         RUSSELL 2000
                   FUND CLASS I SHARES         GROWTH INDEX
7/12/1995             $    250,000              $  250,000
7/31/1995             $    261,400              $  259,625
8/31/1995             $    266,200              $  262,829
9/30/1995             $    275,600              $  268,240
10/31/1995            $    270,200              $  255,046
11/30/1995            $    278,200              $  266,303
12/31/1995            $    287,000              $  272,205
1/31/1996             $    284,600              $  269,951
2/29/1996             $    301,400              $  282,261
3/31/1996             $    317,000              $  287,841
4/30/1996             $    365,200              $  309,938
5/31/1996             $    408,800              $  325,832
6/30/1996             $    371,600              $  304,659
7/31/1996             $    319,000              $  267,467
8/31/1996             $    340,600              $  287,267
9/30/1996             $    359,600              $  302,061
10/31/1996            $    349,200              $  289,031
11/30/1996            $    361,193              $  297,068
12/31/1996            $    369,458              $  302,861
1/31/1997             $    384,749              $  310,427
2/28/1997             $    358,920              $  291,680
3/31/1997             $    329,372              $  271,096
4/30/1997             $    319,660              $  267,960
5/31/1997             $    374,831              $  308,234
6/30/1997             $    408,925              $  318,686
7/31/1997             $    444,879              $  335,016
8/31/1997             $    477,320              $  345,070
9/30/1997             $    522,779              $  372,606
10/31/1997            $    488,272              $  350,227
11/30/1997            $    483,440              $  341,878
12/31/1997            $    480,998              $  342,069
1/31/1998             $    473,447              $  337,506
2/28/1998             $    510,089              $  367,305
3/31/1998             $    556,279              $  382,713
4/30/1998             $    565,605              $  385,059
5/31/1998             $    533,406              $  357,085
6/30/1998             $    542,066              $  360,734
7/31/1998             $    498,761              $  330,613
8/31/1998             $    371,076              $  254,294
9/30/1998             $    402,941              $  280,077
10/31/1998            $    416,726              $  294,686
11/30/1998            $    459,694              $  317,544
12/31/1998            $    521,539              $  346,279
1/31/1999             $    536,704              $  361,855
2/28/1999             $    472,963              $  328,752
3/31/1999             $    479,598              $  340,462
4/30/1999             $    516,563              $  370,529
5/31/1999             $    495,237              $  371,114
6/30/1999             $    544,524              $  390,664
7/31/1999             $    539,785              $  378,585
8/31/1999             $    560,874              $  364,426
9/30/1999             $    582,437              $  371,456
10/31/1999            $    634,093              $  380,969
11/30/1999            $    751,038              $  421,252
12/31/1999            $    963,917              $  495,498
1/31/2000             $  1,001,951              $  490,885
2/29/2000             $  1,347,951              $  605,094
3/31/2000             $  1,207,451              $  541,487
4/30/2000             $    988,327              $  486,813
5/31/2000             $    853,220              $  444,187
6/30/2000             $  1,113,216              $  501,568
7/31/2000             $    993,436              $  458,583
8/31/2000             $  1,094,483              $  506,822
9/30/2000             $  1,048,501              $  481,643
10/31/2000            $    913,677              $  442,548
11/30/2000            $    728,875              $  362,194
12/31/2000            $    764,665              $  384,357
1/31/2001             $    805,273              $  415,467
2/28/2001             $    688,267              $  358,515
3/31/2001             $    622,882              $  325,919
4/30/2001             $    701,344              $  365,821
5/31/2001             $    748,835              $  374,293
6/30/2001             $    794,949              $  384,500
7/31/2001             $    757,782              $  351,698
8/31/2001             $    726,122              $  329,717
9/30/2001             $    618,752              $  276,501
10/31/2001            $    660,048              $  303,100
11/30/2001            $    691,020              $  328,409
12/31/2001            $    738,511              $  348,869
1/31/2002             $    728,187              $  336,449
2/28/2002             $    690,332              $  314,681
3/31/2002             $    748,835              $  342,027
4/30/2002             $    750,211              $  334,639
5/31/2002             $    720,616              $  315,063
6/30/2002             $    697,215              $  288,345
7/31/2002             $    558,185              $  244,027
8/31/2002             $    550,614              $  243,905
9/30/2002             $    514,136              $  226,295
10/31/2002            $    525,836              $  237,745
11/30/2002            $    559,561              $  261,306
12/31/2002            $    517,577              $  243,276
1/31/2003             $    505,876              $  236,659
2/28/2003             $    492,799              $  230,340
3/31/2003             $    512,071              $  233,818
4/30/2003             $    566,444              $  255,937
5/31/2003             $    644,906              $  284,781
6/30/2003             $    695,150              $  290,278
7/31/2003             $    766,730              $  312,223
8/31/2003             $    813,532              $  328,989
9/30/2003             $    823,168              $  320,665
10/31/2003            $    916,772              $  348,371
11/30/2003            $    956,692              $  359,728
12/31/2003            $    951,874              $  361,347
1/31/2004             $  1,029,648              $  380,317
2/29/2004             $  1,033,089              $  379,747
3/31/2004             $  1,009,688              $  381,532
4/30/2004             $    951,874              $  362,379
5/31/2004             $    961,509              $  369,590
6/30/2004             $    946,951              $  381,861
7/31/2004             $    867,217              $  347,608
8/30/2004             $    823,856              $  340,134
9/30/2004             $    859,646              $  358,943

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. MINI CAP GROWTH FUND

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 99.5%

ADVERTISING SERVICES -- 0.7%
   Marchex, Inc. Cl. B* ##                                             35,000   $      436,100
                                                                                --------------
AEROSPACE/DEFENSE -- 0.9%
   United Industrial Corp.##                                           17,300          568,997
                                                                                --------------
AEROSPACE/DEFENSE-EQUIPMENT -- 3.3%
   AAR Corp.* ##                                                       52,000          647,400
   BE Aerospace* ##                                                    52,500          477,750
   Innovative Solutions &
    Support, Inc.*                                                     19,600          480,788
   Sensytech, Inc.* ##                                                 17,200          481,600
                                                                                --------------
                                                                                     2,087,538
                                                                                --------------
APPAREL MANUFACTURERS -- 1.0%
   Hartmarx Corp.* ##                                                  86,000          638,120
                                                                                --------------
APPLICATIONS SOFTWARE -- 0.7%
   PalmSource, Inc.*                                                   21,800          452,132
                                                                                --------------
AUDIO/VIDEO PRODUCTS -- 0.7%
   Universal Electronics, Inc.* ##                                     26,100          437,958
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.0%
   Commercial Vehicle
    Group, Inc.* ##                                                    39,300          622,512
                                                                                --------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 0.8%
   A. S. V., Inc.* ##                                                  14,400          538,992
                                                                                --------------
BATTERIES/BATTERY SYSTEMS -- 0.9%
   Energy Conversion
    Devices, Inc.* ##                                                  43,500          576,810
                                                                                --------------
BEVERAGES-NON-ALCOHOLIC -- 0.7%
   Jones Soda Co.*                                                    108,800          437,376
                                                                                --------------
BUILDING-MAINTENANCE & SERVICE -- 0.8%
   Healthcare Services Group, Inc.                                     29,750          534,310
                                                                                --------------
CIRCUIT BOARDS -- 1.8%
   Merix Corp.* ##                                                     58,600          607,096
   TTM Technologies, Inc.* ##                                          58,600          520,954
                                                                                --------------
                                                                                     1,128,050
                                                                                --------------
COMMERCIAL BANKS-WESTERN US -- 4.2%
   Center Financial Corp.##                                            31,800          604,836
   Hanmi Financial Corp.                                               15,700          474,140
   Nara Bancorp, Inc.                                                  25,100          505,765
   Vineyard National
    Bancorp Co.##                                                      19,100          541,103
   Wilshire Bancorp, Inc.* ##                                          19,200          579,456
                                                                                --------------
                                                                                     2,705,300
                                                                                --------------
COMMERCIAL SERVICES-FINANCE -- 0.8%
   Bankrate, Inc.*                                                     43,600          490,064
                                                                                --------------
COMMUNICATIONS SOFTWARE -- 1.6%
   Smith Micro Software, Inc.* ##                                     116,100   $      435,375
   Witness Systems, Inc.*                                              36,700          589,769
                                                                                --------------
                                                                                     1,025,144
                                                                                --------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
   Stratasys Inc.* ##                                                  21,800          687,899
                                                                                --------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.8%
   AMX Corp.*                                                          26,700          481,668
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.8%
   Raven Industries, Inc.                                              11,300          502,285
                                                                                --------------
DRUG DELIVERY SYSTEMS -- 1.3%
   I-Flow Corp.* ##                                                    32,700          473,496
   Noven Pharmaceuticals, Inc.* ##                                     16,700          348,028
                                                                                --------------
                                                                                       821,524
                                                                                --------------
E-COMMERCE/PRODUCTS -- 0.8%
   Stamps.Com, Inc.*                                                   39,100          520,030
                                                                                --------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
   California Mircro Devices Corp.*                                    78,700          608,351
   NVE Corp.* ##                                                       11,200          370,160
                                                                                --------------
                                                                                       978,511
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.7%
   Diodes Inc.* ##                                                     22,800          587,328
   Leadis Technology, Inc.* ##                                         55,300          623,784
   Microtune, Inc.* ##                                                126,000          665,280
   Pixelworks, Inc.* ##                                                48,000          480,480
   Virage Logic Corp.*                                                 51,600          636,228
   Volterra Semiconductor Corp.* ##                                    50,900          632,687
                                                                                --------------
                                                                                     3,625,787
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.6%
   Faro Technologies Inc.* ##                                          23,800          484,092
   Molecular Devices Corp.* ##                                         21,900          516,183
                                                                                --------------
                                                                                     1,000,275
                                                                                --------------
ELECTRONIC SECURITY DEVICES -- 1.5%
   American Science &
    Engineering, Inc.*                                                 10,300          339,385
   LoJack Corp.*                                                       55,300          619,360
                                                                                --------------
                                                                                       958,745
                                                                                --------------
ELECTRONICS-MILITARY -- 0.8%
   TVI Corp.* ##                                                       99,600          539,832
                                                                                --------------
E-MARKETING/INFORMATION -- 1.1%
   Aptimus, Inc.* ##                                                   41,400          724,500
                                                                                --------------
E-SERVICES/CONSULTING -- 2.1%
   Niku Corp.*                                                         47,900          728,080
   RightNow Technologies, Inc.* ##                                     49,100          615,223
                                                                                --------------
                                                                                     1,343,303
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

FINANCE-CREDIT CARD -- 1.0%
   Advanta Corp. Cl. B##                                               25,700   $      621,683
                                                                                --------------
FOOTWEAR & RELATED APPAREL -- 0.9%
   Deckers Outdoor Corp.* ##                                           17,830          606,220
                                                                                --------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.0%
   Hurco Cos., Inc.*                                                   47,300          633,347
                                                                                --------------
INSTRUMENTS-CONTROLS -- 0.7%
   BEI Technologies, Inc.                                              17,000          465,800
                                                                                --------------
INTERNET CONTENT-INFO/NEWS -- 0.9%
   Jupitermedia Corp.* ##                                              34,000          605,200
                                                                                --------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.8%
   Supportsoft, Inc.* ##                                               50,200          488,948
                                                                                --------------
INVESTMENT COMPANIES -- 0.7%
   Gladstone Capital Corp.* ##                                         20,700          470,097
                                                                                --------------
LASERS-SYSTEMS/COMPONENTS -- 1.6%
   II-VI, Inc.* ##                                                     13,800          483,138
   Rofin-Sinar Technologies, Inc.*                                     18,400          540,592
                                                                                --------------
                                                                                     1,023,730
                                                                                --------------
MEDICAL INFORMATION SYSTEMS -- 0.8%
   Quality Systems, Inc.*                                              10,000          505,100
                                                                                --------------
MEDICAL INSTRUMENTS -- 2.5%
   Endologix, Inc.*                                                   103,500          701,730
   Natus Medical, Inc.*                                                78,700          544,604
   Young Innovations, Inc.##                                           10,900          359,700
                                                                                --------------
                                                                                     1,606,034
                                                                                --------------
MEDICAL LASER SYSTEMS -- 1.6%
   Candela Corp.*                                                      52,500          605,850
   Palomar Medical
    Technologies, Inc.* ##                                             18,600          407,712
                                                                                --------------
                                                                                     1,013,562
                                                                                --------------
MEDICAL PRODUCTS -- 0.7%
   Cantel Medical Corp.* ##                                            17,500          420,000
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS -- 3.7%
   LifeCell Corp.* ##                                                  60,100          601,000
   Myriad Genetics, Inc.* ##                                           32,700          559,170
   SuperGen, Inc.* ##                                                  85,100          525,918
   Third Wave Technologies* ##                                        100,300          690,064
                                                                                --------------
                                                                                     2,376,152
                                                                                --------------
MEDICAL-DRUGS -- 2.6%
   DUSA Pharmaceuticals, Inc.*                                         54,700          627,956
   Rigel Pharmaceuticals, Inc.* ##                                     26,300          665,390
   Vaxgen, Inc.* ##                                                    29,000          387,150
                                                                                --------------
                                                                                     1,680,496
                                                                                --------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.8%
   Amedisys, Inc.* ##                                                  19,000   $      569,050
   Matria Healthcare, Inc.* ##                                         20,600          583,186
                                                                                --------------
                                                                                     1,152,236
                                                                                --------------
METAL PROCESSORS & FABRICATION -- 0.5%
   Sun Hydraulics, Inc.                                                26,300          336,114
                                                                                --------------
MRI/MEDICAL DIAGNOSTIC IMAGING CENTERS -- 0.9%
   Alliance Imaging Inc.*                                              76,100          568,467
                                                                                --------------
NETWORKING PRODUCTS -- 0.7%
   Paradyne Networks, Inc.* ##                                         99,800          459,080
                                                                                --------------
NON-FERROUS METALS -- 0.5%
   RTI International Metals, Inc.*                                     17,200          333,164
                                                                                --------------
OFFICE SUPPLIES & FORMS -- 1.0%
   Ennis, Inc.                                                         30,900          661,878
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 5.2%
   ATP Oil & Gas Corp.*                                                48,200          587,076
   Callon Petroleum Co.* ##                                            27,100          343,628
   Delta Petroleum Corp.* ##                                           29,200          380,768
   Edge Petroleum Corp.*                                               38,500          614,845
   Goodrich Petroleum Corp.*                                           48,200          641,060
   Petroleum Development Corp.* ##                                     17,400          762,468
                                                                                --------------
                                                                                     3,329,845
                                                                                --------------
PAPER & RELATED PRODUCTS -- 1.0%
   Caraustar Industries, Inc.* ##                                      38,100          638,937
                                                                                --------------
PATIENT MONITORING EQUIPMENT -- 2.2%
   Aspect Medical Systems, Inc.* ##                                    31,200          564,408
   Lifeline Systems, Inc.*                                             20,600          503,052
   Somanetics Corp.*                                                   25,400          334,010
                                                                                --------------
                                                                                     1,401,470
                                                                                --------------
RECYCLING -- 0.9%
   Metal Management, Inc.*                                             32,700          594,486
                                                                                --------------
RESEARCH & DEVELOPMENT -- 0.7%
   SFBC International, Inc.* ##                                        16,700          439,377
                                                                                --------------
RETAIL-APPAREL/SHOE -- 1.9%
   Goody's Family Clothing, Inc.                                       69,900          588,558
   Jos A Bank Clothiers, Inc.* ##                                      22,200          614,496
                                                                                --------------
                                                                                     1,203,054
                                                                                --------------
RETAIL-CATALOG SHOPPING -- 0.6%
   Coldwater Creek, Inc.*                                              17,900          373,573
                                                                                --------------
RETAIL-HYPERMARKETS -- 0.6%
   Smart & Final, Inc.* ##                                             23,500          393,860
                                                                                --------------
SEISMIC DATA COLLECTION -- 1.0%
   Input/Output, Inc.* ##                                              58,800          606,228
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.8%
   Genesis Microchip, Inc.*                                            41,400   $      558,900
   TriQuint Semiconductor, Inc.* ##                                   152,700          595,530
                                                                                --------------
                                                                                     1,154,430
                                                                                --------------
SEMICONDUCTOR EQUIPMENT -- 4.4%
   Ade Corp./Mass* ##                                                  26,100          444,614
   Aetrium, Inc.*                                                       5,000           25,650
   August Technology Corp.*                                            49,100          337,317
   inTEST Corp.* ##                                                    62,400          485,472
   Mykrolis Corp.* ##                                                  50,200          505,514
   Rudolph Technologies, Inc.*                                         28,400          475,416
   Ultratech Stepper, Inc.*                                            36,000          564,120
                                                                                --------------
                                                                                     2,838,103
                                                                                --------------
STEEL-PRODUCERS -- 1.0%
   Wheeling-Pittsburgh Corp.*                                          19,800          619,938
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   Comtech Telecommunications*                                         22,900          620,590
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 1.0%
   Essex Corp.* ##                                                     53,400          615,702
                                                                                --------------
THERAPEUTICS -- 2.8%
   Anika Therapeutics, Inc.*                                           30,100          415,380
   Bioenvision, Inc.* ##                                               50,200          401,098
   Bone Care International, Inc.* ##                                   18,600          451,980
   NitroMed, Inc.* ##                                                  20,800          495,872
                                                                                --------------
                                                                                     1,764,330
                                                                                --------------
TOYS -- 1.0%
   Jakks Pacific, Inc.* ##                                             26,600          611,800
                                                                                --------------
TRANSPORT-EQUIPMENT & LEASING -- 1.1%
   Greenbrier Companies, Inc.##                                        28,200          676,800
                                                                                --------------
TRANSPORT-MARINE -- 0.9%
   K-Sea Transportation
    Partners L.P.##                                                    18,300          570,411
                                                                                --------------
TRANSPORT-SERVICES -- 1.0%
   Dynamex, Inc.*                                                      36,100   $      622,364
                                                                                --------------
TRANSPORT-TRUCK -- 3.2%
   Celadon Group, Inc.*                                                27,000          514,350
   Covenant Transport, Inc. Cl. A* ##                                  26,300          508,116
   Old Dominion Freight Line, Inc.*                                    16,700          481,127
   U.S. Xpress Enterprises,
    Inc. Cl. A*                                                        27,600          511,704
                                                                                --------------
                                                                                     2,015,297
                                                                                --------------
VITAMINS & NUTRITION PRODUCTS -- 0.1%
   Omega Protein Corp.* ##                                             10,800           83,160
                                                                                --------------
WIRELESS EQUIPMENT -- 2.2%
   ID Systems, Inc.* ##                                                49,900          702,043
   SBA Communications Corp.*                                           97,900          685,300
                                                                                --------------
                                                                                     1,387,343
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $58,808,159)                                                              63,452,168
                                                                                --------------

                                                                 PRINCIPAL
                                                                  AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 34.9%

MONEY MARKET FUNDS -- 34.9%
   Federated Prime
    Obligations Fund**
    (Cost: $22,304,175)                                        $   22,304,175       22,304,175
                                                                                --------------
TOTAL INVESTMENTS -- 134.4%
   (Cost: $81,112,334)                                                              85,756,343
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (34.4%)                                                               (21,972,207)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   63,784,136
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. MINI CAP GROWTH FUND

                                          PERCENTAGE OF
INDUSTRY                                   NET ASSETS
--------                                  -------------
Basic Materials                                 2.5%
Communications                                 11.3
Consumer, Cyclical                              8.5
Consumer, Non-cyclical                         24.2
Energy                                          6.2
Financial                                       6.7
Industrial                                     29.7%
Technology                                     10.4
Short Terms Investments                        34.9
Liabilities in excess of other assets         (34.4)
                                              -----
NET ASSETS                                    100.0%
                                              =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EMERGING GROWTH FUND

   MANAGEMENT TEAM: JOHN C. McCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; K. MATHEW AXLINE, Investment Analyst; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

   MARKET OVERVIEW: Key barometers of the U.S. stock market posted disappointing results from April 1, 2004 through September 30, 2004. During the period, the S&P 500 Index slipped 0.18% and the tech-laden NASDAQ Composite lost 4.87%. Headwinds that had been in place most of the year dampened investor enthusiasm, such as:

   -  Ongoing conflict in Iraq and concerns about terrorism

   - Higher interest rates, as the Federal Reserve raised the funds target by 75 basis points to 1.75% during the period

   -  Price of oil rocketing toward $50 a barrel

   Signs that economic growth might be moderating also weighed on the market. For example, retail sales were weaker than expected during the back-to-school season, and gains in the job market continued but not at the robust pace seen in the spring.

   These influences tended to obscure favorable corporate fundamentals. Second quarter 2004 earnings for small-cap companies grew at approximately 40%, year over year, and expectations were for healthy growth in the third and fourth quarters.

   PERFORMANCE: From April 1, 2004 through September 30, 2004, the Fund posted a 6.97% decline. During the same period, the Russell 2000 Growth Index fell 5.93%.

   PORTFOLIO SPECIFICS: Holdings in the energy, industrials and materials sectors generated strong gains for the Fund. However, strength in these groups was unable to offset losses in the information technology and consumer discretionary sectors, which detracted from both absolute and relative returns.

   Versus the benchmark, performance was helped by stock selection in the consumer staples and health care sectors. An overweight in energy stocks was also beneficial. On the negative side, issue selection was unfavorable in the information technology sector, particularly in the Internet software and services industry. Issue selection was also weak among hotel, restaurant and leisure companies.

   Turning to individual stocks, top-performing holdings included Ceradyne, a maker of advanced technical ceramic products; Lone Star Technologies, a manufacturer of pipes for the oil and gas industry; and Coldwater Creek, a retailer of women's apparel. AtheroGenics, a biotechnology firm, was also a top performer. The company's stock price jumped after it reported positive test results for a drug designed to reverse hardening of the arteries.

   MARKET OUTLOOK: Recent developments, such as rising oil prices and weaker-than-expected economic data, have caused many companies to become more rationally valued in the marketplace. In addition, interest rates remain at 40-year lows, and expectations are that companies will continue to deliver double-digit earnings growth. These factors should lend support to stock prices over the months ahead, particularly after the U.S. presidential election is decided in November.

   As always, we remain focused on finding and investing in small, rapidly growing companies with the strongest fundamentals for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
           6.56%                    - 3.92%                              6.03%

                  U.S. EMERGING GROWTH         RUSSELL 2000
                  FUND CLASS I SHARES          GROWTH INDEX
10/1/1993             $    250,000              $  250,000
10/31/1993            $    250,400              $  257,230
11/30/1993            $    237,400              $  246,825
12/31/1993            $    249,920              $  256,565
1/31/1994             $    257,143              $  263,395
2/28/1994             $    255,286              $  262,236
3/31/1994             $    234,855              $  246,126
4/30/1994             $    235,474              $  246,503
5/31/1994             $    229,076              $  240,979
6/30/1994             $    217,519              $  230,682
7/31/1994             $    222,679              $  233,969
8/31/1994             $    237,744              $  251,138
9/30/1994             $    240,633              $  252,190
10/31/1994            $    243,935              $  254,876
11/30/1994            $    231,553              $  244,564
12/31/1994            $    241,147              $  250,325
1/31/1995             $    231,007              $  245,226
2/28/1995             $    243,351              $  256,558
3/31/1995             $    255,254              $  264,052
4/30/1995             $    259,442              $  268,024
5/31/1995             $    261,426              $  271,535
6/30/1995             $    284,571              $  290,246
7/31/1995             $    312,124              $  312,868
8/31/1995             $    313,006              $  316,729
9/30/1995             $    319,619              $  323,250
10/31/1995            $    307,055              $  307,350
11/30/1995            $    320,721              $  320,916
12/31/1995            $    327,708              $  328,027
1/31/1996             $    323,033              $  325,311
2/29/1996             $    342,668              $  340,146
3/31/1996             $    352,952              $  346,870
4/30/1996             $    389,650              $  373,500
5/31/1996             $    411,388              $  392,653
6/30/1996             $    386,378              $  367,138
7/31/1996             $    341,966              $  322,318
8/31/1996             $    372,353              $  346,179
9/30/1996             $    397,130              $  364,007
10/31/1996            $    379,833              $  348,304
11/30/1996            $    383,574              $  357,990
12/31/1996            $    389,595              $  364,971
1/31/1997             $    394,413              $  374,088
2/28/1997             $    351,961              $  351,497
3/31/1997             $    332,993              $  326,692
4/30/1997             $    327,874              $  322,912
5/31/1997             $    379,961              $  371,446
6/30/1997             $    407,660              $  384,041
7/31/1997             $    436,865              $  403,720
8/31/1997             $    445,295              $  415,835
9/30/1997             $    487,145              $  449,019
10/31/1997            $    452,521              $  422,051
11/30/1997            $    435,017              $  411,989
12/31/1997            $    436,748              $  412,220
1/31/1998             $    426,704              $  406,721
2/28/1998             $    464,803              $  442,630
3/31/1998             $    490,779              $  461,199
4/30/1998             $    490,779              $  464,026
5/31/1998             $    452,334              $  430,314
6/30/1998             $    468,959              $  434,712
7/31/1998             $    429,195              $  398,414
8/31/1998             $    325,073              $  306,444
9/30/1998             $    358,956              $  337,514
10/31/1998            $    363,545              $  355,119
11/30/1998            $    401,944              $  382,665
12/31/1998            $    455,854              $  417,293
1/31/1999             $    500,962              $  436,063
2/28/1999             $    447,786              $  396,172
3/31/1999             $    495,828              $  410,283
4/30/1999             $    525,167              $  446,515
5/31/1999             $    504,263              $  447,221
6/30/1999             $    566,975              $  470,780
7/31/1999             $    569,542              $  456,224
8/31/1999             $    564,775              $  439,161
9/30/1999             $    581,645              $  447,633
10/31/1999            $    637,022              $  459,096
11/30/1999            $    720,228              $  507,641
12/31/1999            $    882,812              $  597,113
1/31/2000             $    860,761              $  591,554
2/29/2000             $  1,159,018              $  729,185
3/31/2000             $  1,010,263              $  652,533
4/30/2000             $    867,488              $  586,647
5/31/2000             $    762,089              $  535,280
6/30/2000             $    918,319              $  604,427
7/31/2000             $    822,264              $  552,628
8/31/2000             $    942,613              $  610,759
9/30/2000             $    886,924              $  580,416
10/31/2000            $    793,111              $  533,304
11/30/2000            $    611,428              $  436,472
12/31/2000            $    665,221              $  463,180
1/31/2001             $    676,406              $  500,669
2/28/2001             $    563,494              $  432,038
3/31/2001             $    509,701              $  392,757
4/30/2001             $    570,951              $  440,842
5/31/2001             $    573,081              $  451,052
6/30/2001             $    583,733              $  463,352
7/31/2001             $    545,918              $  423,824
8/31/2001             $    509,701              $  397,335
9/30/2001             $    423,420              $  333,205
10/31/2001            $    459,104              $  365,259
11/30/2001            $    495,321              $  395,758
12/31/2001            $    518,223              $  420,414
1/31/2002             $    503,310              $  405,447
2/28/2002             $    471,886              $  379,215
3/31/2002             $    510,766              $  412,169
4/30/2002             $    502,777              $  403,266
5/31/2002             $    476,147              $  379,675
6/30/2002             $    442,593              $  347,478
7/31/2002             $    379,746              $  294,071
8/31/2002             $    378,681              $  293,924
9/30/2002             $    358,442              $  272,703
10/31/2002            $    364,833              $  286,501
11/30/2002            $    382,409              $  314,894
12/31/2002            $    356,844              $  293,166
1/31/2003             $    346,725              $  285,192
2/28/2003             $    336,072              $  277,577
3/31/2003             $    336,605              $  281,769
4/30/2003             $    368,029              $  308,424
5/31/2003             $    400,517              $  343,183
6/30/2003             $    410,637              $  349,807
7/31/2003             $    442,060              $  376,252
8/31/2003             $    469,223              $  396,457
9/30/2003             $    446,854              $  386,426
10/31/2003            $    488,397              $  419,814
11/30/2003            $    500,647              $  433,500
12/31/2003            $    491,593              $  435,450
1/31/2004             $    520,886              $  458,312
2/29/2004             $    511,831              $  457,624
3/31/2004             $    511,299              $  459,775
4/30/2004             $    480,408              $  436,694
5/31/2004             $    485,734              $  445,384
6/30/2004             $    507,038              $  460,171
7/31/2004             $    462,832              $  418,894
8/30/2004             $    444,191              $  409,888
9/30/2004             $    476,147              $  432,554

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. EMERGING GROWTH FUND

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

ADVANCED MATERIALS/PRODUCTS -- 0.5%
   Ceradyne, Inc.* ##                                                   2,600   $      114,166
                                                                                --------------
ADVERTISING SERVICES -- 0.4%
   Greenfield Online, Inc.* ##                                          4,700           95,457
                                                                                --------------
AEROSPACE/DEFENSE -- 0.6%
   Esterline Technologies Corp.*                                        4,400          134,596
                                                                                --------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
   BE Aerospace* ##                                                    10,200           92,820
                                                                                --------------
APPAREL MANUFACTURERS -- 2.2%
   Carter's, Inc.*                                                      4,900          135,681
   Guess?, Inc.*                                                        6,500          115,765
   Oxford Industries, Inc.##                                            3,200          119,200
   Quiksilver, Inc.*                                                    5,400          137,268
                                                                                --------------
                                                                                       507,914
                                                                                --------------
APPLICATIONS SOFTWARE -- 1.0%
   PalmSource, Inc.*                                                    5,500          114,070
   Serena Software, Inc.* ##                                            6,900          115,437
                                                                                --------------
                                                                                       229,507
                                                                                --------------
AUDIO/VIDEO PRODUCTS -- 0.0%
   Vialta, Inc.*                                                          193               46
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
   Tenneco Automotive, Inc.* ##                                         6,600           86,460
                                                                                --------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 1.5%
   NCI Building Systems, Inc.*                                          5,400          172,260
   Simpson Manufacturing Co., Inc.##                                    2,700          170,640
                                                                                --------------
                                                                                       342,900
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.6%
   Texas Industries, Inc.                                               2,600          133,744
                                                                                --------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING -- 0.6%
   Champion Enterprises, Inc.* ##                                      13,600          139,944
                                                                                --------------
CASINO HOTELS -- 0.7%
   Boyd Gaming Corp.##                                                  5,200          146,380
                                                                                --------------
CASINO SERVICES -- 0.7%
   Shuffle Master, Inc.* ##                                             4,400          164,824
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
   Alamosa Holdings, Inc.* ##                                          22,900          174,956
   JAMDAT Mobile, Inc.*                                                   700           16,149
                                                                                --------------
                                                                                       191,105
                                                                                --------------
CHEMICALS-SPECIALTY -- 0.7%
   Cabot Microelectronics Corp.* ##                                     4,100          148,625
                                                                                --------------
COAL -- 0.4%
   Massey Energy Co.##                                                  3,300           95,469
                                                                                --------------
COMMERCIAL BANKS-WESTERN US -- 0.6%
   Silicon Valley Bancshares*                                           3,400   $      126,378
                                                                                --------------
COMPUTER AIDED DESIGN -- 0.4%
   ANSYS, Inc.* ##                                                      2,000           99,460
                                                                                --------------
COMPUTERS -- 0.5%
   Mentor Corp.##                                                       2,800           94,304
   PalmOne, Inc.* ##                                                      300            9,132
                                                                                --------------
                                                                                       103,436
                                                                                --------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.0%
   Intergraph Corp.* ##                                                 5,400          146,718
   Radisys Corp.* ##                                                    5,600           78,120
                                                                                --------------
                                                                                       224,838
                                                                                --------------
CONSULTING SERVICES -- 0.7%
   Charles River Associates, Inc.* ##                                   2,200           84,238
   Navigant Consulting, Inc.* ##                                        3,700           81,252
                                                                                --------------
                                                                                       165,490
                                                                                --------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 2.0%
   American Greetings Corp. Cl. A*                                      4,400          110,528
   Fossil, Inc.* ##                                                     3,350          103,649
   Jarden Corp.* ##                                                     6,300          229,887
                                                                                --------------
                                                                                       444,064
                                                                                --------------
COSMETICS & TOILETRIES -- 1.3%
   Chattem, Inc.*                                                       5,000          161,250
   Elizabeth Arden, Inc.* ##                                            6,500          136,890
                                                                                --------------
                                                                                       298,140
                                                                                --------------
DATA PROCESSING/MANAGEMENT -- 0.7%
   CSG Systems International, Inc.* ##                                  6,700          103,247
   eFunds Corp.*                                                        3,500           65,065
                                                                                --------------
                                                                                       168,312
                                                                                --------------
DIAGNOSTIC EQUIPMENT -- 2.5%
   Cytyc Corp.*                                                         6,600          159,390
   Gen-Probe, Inc.*                                                     4,100          163,467
   Immucor, Inc.* ##                                                   10,150          251,212
                                                                                --------------
                                                                                       574,069
                                                                                --------------
DISTRIBUTION/WHOLESALE -- 0.1%
   LKQ Corp.* ##                                                        1,700           31,059
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
   Esco Technologies, Inc.*                                             2,600          176,176
   Jacuzzi Brands, Inc.*                                               12,000          111,600
                                                                                --------------
                                                                                       287,776
                                                                                --------------
DRUG DELIVERY SYSTEMS -- 0.5%
   Noven Pharmaceuticals, Inc.* ##                                      5,900          122,956
                                                                                --------------
E-COMMERCE/PRODUCTS -- 0.8%
   Stamps.Com, Inc.*                                                   13,100          174,230
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.4%
   DSP Group, Inc.*                                                     1,700   $       35,785
   NVE Corp.* ##                                                        1,500           49,575
                                                                                --------------
                                                                                        85,360
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.1%
   Microsemi Corp.*                                                     5,300           74,730
   Silicon Image, Inc.*                                                14,300          180,752
                                                                                --------------
                                                                                       255,482
                                                                                --------------
ELECTRONIC DESIGN AUTOMATION -- 0.5%
   Magma Design Automation* ##                                          7,800          117,624
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.6%
   Measurement Specialties, Inc.*                                       5,500          136,675
   Molecular Devices Corp.* ##                                            700           16,499
   Trimble Navigation, Ltd.*                                            6,400          202,240
                                                                                --------------
                                                                                       355,414
                                                                                --------------
ELECTRONICS-MILITARY -- 0.6%
   EDO Corp.##                                                          5,100          141,525
                                                                                --------------
ENERGY-ALTERNATE SOURCES -- 0.9%
   Headwaters, Inc.* ##                                                 6,200          191,332
                                                                                --------------
ENTERPRISE SOFTWARE/SERVICES -- 0.5%
   Microstrategy, Inc.*                                                 3,000          123,270
                                                                                --------------
ENTERTAINMENT SOFTWARE -- 0.6%
   Take -- Two Interactive
    Software, Inc.*                                                     4,400          144,540
                                                                                --------------
ENVIRON MONITORING & DET -- 0.5%
   Mine Safety Appliances Co.##                                         2,600          105,872
                                                                                --------------
FILTRATION/SEPARATE PRODUCTS -- 0.7%
   Cuno, Inc.*                                                          2,700          155,925
                                                                                --------------
FINANCE-AUTO LOANS -- 0.5%
   Westcorp##                                                           2,900          123,308
                                                                                --------------
FINANCE-CREDIT CARD -- 0.8%
   Metris Companies, Inc.*                                             17,800          174,084
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 0.5%
   Raymond James Financial, Inc.                                        4,750          114,570
                                                                                --------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.1%
   United Natural Foods, Inc.*                                          9,300          247,380
                                                                                --------------
FOOTWEAR & RELATED APPAREL -- 0.7%
   Skechers USA, Inc. Cl. A*                                           11,600          168,432
                                                                                --------------
HUMAN RESOURCES -- 2.8%
   Heidrick & Struggles Intl*                                           6,300          181,566
   Hudson Highland Group, Inc.* ##                                      5,900          172,221
   Korn/Ferry International*                                            8,900          162,247
   Resources Connection, Inc.* ##                                       3,000          113,340
                                                                                --------------
                                                                                       629,374
                                                                                --------------
IDENTIFICATION SYSTEMS/DEVICES -- 0.3%
   Cogent, Inc.* ##                                                     3,200   $       58,304
                                                                                --------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.6%
   Unova, Inc.* ##                                                      9,000          126,450
                                                                                --------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
   Varian, Inc.*                                                        4,500          170,415
                                                                                --------------
INTERNET CONNECTIVITY SERVICES -- 0.5%
   Redback Networks, Inc.* ##                                          23,100          120,582
                                                                                --------------
INTERNET CONTENT-INFO/NEWS -- 1.5%
   Cnet Networks Inc.*                                                 18,800          172,020
   InfoSpace, Inc.* ##                                                  3,700          175,343
                                                                                --------------
                                                                                       347,363
                                                                                --------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.6%
   RADWARE, Ltd.*                                                       6,600          145,200
                                                                                --------------
INTERNET SECURITY -- 0.2%
   WatchGuard Technologies, Inc.* ##                                   11,600           54,288
                                                                                --------------
LASERS-SYSTEMS/COMPONENTS -- 0.8%
   Cymer, Inc.*                                                         6,300          180,558
                                                                                --------------
LEISURE & RECREATIONAL PRODUCTS -- 0.6%
   K2, Inc.* ##                                                         9,300          133,083
                                                                                --------------
MACHINERY-CONSTRUCTION & MINING -- 0.8%
   Bucyrus International, Inc. Cl. A*                                     400           13,440
   Terex Corp.*                                                         3,600          156,240
                                                                                --------------
                                                                                       169,680
                                                                                --------------
MACHINERY-GENERAL INDUSTRY -- 0.4%
   Gardner Denver, Inc.* ##                                             3,500           96,495
                                                                                --------------
MACHINERY-PUMPS -- 1.0%
   Graco, Inc. ##                                                       6,600          221,100
                                                                                --------------
MEDICAL INFORMATION SYSTEMS -- 1.3%
   Allscripts Healthcare
    Solutions, Inc.*                                                   14,800          133,200
   IDX Systems Corp.*                                                   4,800          155,760
                                                                                --------------
                                                                                       288,960
                                                                                --------------
MEDICAL INSTRUMENTS -- 1.2%
   Intuitive Surgical, Inc.* ##                                         5,400          133,650
   Ventana Medical Systems, Inc.*                                       2,600          131,144
                                                                                --------------
                                                                                       264,794
                                                                                --------------
MEDICAL PRODUCTS -- 0.4%
   EPIX Medical, Inc.* ##                                               4,400           84,964
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS -- 2.0%
   Northfield Laboratories, Inc.* ##                                    5,500           73,535
   Serologicals Corp.* ##                                               7,900          184,307
   Telik, Inc.* ##                                                      9,000          200,700
                                                                                --------------
                                                                                       458,542
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

MEDICAL-DRUGS -- 1.4%
   Pharmion Corp.* ##                                                     600   $       31,018
   Salix Pharmaceuticals, Ltd.* ##                                      8,050          173,236
   Vaxgen, Inc.* ##                                                     8,800          117,480
                                                                                --------------
                                                                                       321,734
                                                                                --------------
MEDICAL-HMO -- 0.6%
   AMERIGROUP Corp.*                                                    2,300          129,375
                                                                                --------------
MEDICAL-NURSING HOMES -- 0.6%
   Kindred Healthcare, Inc.*                                            5,900          143,960
                                                                                --------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 0.6%
   Amedisys, Inc.* ##                                                   4,500          134,775
                                                                                --------------
MULTILEVEL DIRECT SELLING -- 0.6%
   Nu Skin Enterprises, Inc. Cl. A##                                    5,400          126,954
                                                                                --------------
NETWORKING PRODUCTS -- 1.0%
   Aeroflex, Inc.*                                                     11,000          116,270
   Ixia* ##                                                            10,200           99,144
                                                                                --------------
                                                                                       215,414
                                                                                --------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
   Waste Connections, Inc.* ##                                          4,200          133,056
                                                                                --------------
OIL & GAS DRILLING -- 0.8%
   Grey Wolf, Inc.*                                                    28,400          138,876
   Todco Cl. A*                                                         2,600           45,110
                                                                                --------------
                                                                                       183,986
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%
   Cheniere Energy, Inc.* ##                                            6,600          130,416
   Southwestern Energy Co.* ##                                          3,100          130,169
   Swift Energy Co.*                                                    7,400          177,304
   Unit Corp.*                                                          4,400          154,352
                                                                                --------------
                                                                                       592,241
                                                                                --------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
   Carbo Ceramics, Inc.##                                               1,500          108,210
   Lone Star Technologies Inc.*                                         3,800          143,640
                                                                                --------------
                                                                                       251,850
                                                                                --------------
OIL-FIELD SERVICES -- 2.5%
   Cal Dive International, Inc.*                                        5,800          206,596
   Tetra Technologies, Inc.*                                            5,600          173,880
   Varco International, Inc.*                                           6,600          177,012
                                                                                --------------
                                                                                       557,488
                                                                                --------------
OPTICAL SUPPLIES -- 0.8%
   Advanced Medical Optics, Inc.* ##                                    4,400          174,108
                                                                                --------------
PHARMACY SERVICES -- 0.5%
   Healthextras, Inc.*                                                  7,900          110,126
                                                                                --------------
PHYSICAL PRACTICE MANAGEMENT -- 1.0%
   American Healthways, Inc.* ##                                        7,900   $      229,969
                                                                                --------------
RACETRACKS -- 0.3%
   Penn National Gaming, Inc.*                                          1,900           76,760
                                                                                --------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.9%
   Jones Lang LaSalle, Inc.* ##                                         6,000          198,060
                                                                                --------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.3%
   Corrections Corp. of America*                                        1,900           67,184
                                                                                --------------
RECREATIONAL CENTERS -- 0.2%
   Life Times Fitness, Inc.* ##                                         1,700           43,622
                                                                                --------------
RESEARCH & DEVELOPMENT -- 0.5%
   SFBC International, Inc.*                                            4,100          107,871
                                                                                --------------
RESPIRATORY PRODUCTS -- 0.6%
   Respironics, Inc.*                                                   2,700          144,288
                                                                                --------------
RETAIL-APPAREL/SHOE -- 2.0%
   Aeropostale, Inc.*                                                   2,000           52,400
   Children's Place Retail Stores, Inc.*                                5,900          141,069
   Jos A Bank Clothiers, Inc.* ##                                       5,825          161,236
   Stein Mart, Inc.*                                                    6,400           97,408
                                                                                --------------
                                                                                       452,113
                                                                                --------------
RETAIL-CATALOG SHOPPING -- 0.4%
   Coldwater Creek, Inc.*                                               4,400           91,828
                                                                                --------------
RETAIL-HOME FURNISHINGS -- 0.2%
   Design Within Reach, Inc.*                                           2,500           42,975
                                                                                --------------
RETAIL-LEISURE PRODUCTS -- 0.6%
   MarineMax, Inc.*                                                     5,700          128,364
                                                                                --------------
RETAIL-PAWN SHOPS -- 0.8%
   Cash America International, Inc.                                     7,700          188,342
                                                                                --------------
RETAIL-RESTAURANTS -- 1.5%
   Buffalo Wild Wings, Inc.*                                            6,400          179,456
   CKE Restaurants, Inc.*                                               5,400           59,670
   McCormick & Schmick's Seafood
    Restaurants, Inc.* ##                                               8,000           95,920
                                                                                --------------
                                                                                       335,046
                                                                                --------------
RETAIL-SPORTING GOODS -- 0.9%
   Dick's Sporting Goods, Inc.*                                         3,800          135,356
   Gander Mountain Co.* ##                                              3,500           70,052
                                                                                --------------
                                                                                       205,408
                                                                                --------------
SCHOOLS -- 0.7%
   Laureate Education, Inc.*                                            4,500          167,490
                                                                                --------------
SEISMIC DATA COLLECTION -- 1.1%
   Input/Output, Inc.* ##                                              12,700          130,937
   Veritas DGC, Inc.*                                                   5,300          120,734
                                                                                --------------
                                                                                       251,671
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.1%
   Genesis Microchip, Inc.*                                             9,400   $      126,900
   Sigmatel Inc.*                                                       5,500          116,655
                                                                                --------------
                                                                                       243,555
                                                                                --------------
SEMICONDUCTOR EQUIPMENT -- 3.8%
   ASE Test, Ltd.*                                                     20,300          106,575
   Brooks Automation, Inc.*                                            10,200          144,330
   Credence Systems Corp.* ##                                          21,900          157,680
   DuPont Photomasks, Inc.* ##                                          6,700          114,168
   Entegris, Inc.*                                                     13,500          112,590
   Rudolph Technologies, Inc.*                                          6,800          113,832
   Varian Semiconductor Equipment
    Associates, Inc.* ##                                                3,700          114,330
                                                                                --------------
                                                                                       863,505
                                                                                --------------
STEEL PIPE & TUBE -- 0.8%
   Maverick Tube Corp.*                                                 5,800          178,698
                                                                                --------------
STEEL-PRODUCERS -- 1.8%
   AK Steel Holding Corp.*                                             24,100          196,656
   Carpenter Technology Corp.##                                         4,500          214,830
                                                                                --------------
                                                                                       411,486
                                                                                --------------
SUPERCONDUCTOR PRODUCTS & SYSTEMS -- 0.9%
   Intermagnetics General Corp.*                                        9,050          209,508
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   Ditech Communications Corp.*                                         5,138          115,040
   Tekelec*                                                             6,200          103,416
                                                                                --------------
                                                                                       218,456
                                                                                --------------
TELECOMMUNICATIONS SERVICES -- 0.5%
   PTEK Holdings, Inc.*                                                11,800          101,126
                                                                                --------------
TEXTILE-APPAREL -- 0.9%
   DHB Industries, Inc.* ##                                            14,200          201,640
                                                                                --------------
THERAPEUTICS -- 5.6%
   Atherogenics, Inc.* ##                                               4,400          144,980
   Bioenvision, Inc.* ##                                               15,300          122,247
   Bone Care International, Inc.* ##                                    6,400          155,520
   Dendreon Corp.* ##                                                  10,300           86,623
   Eyetech Pharmaceuticals, Inc.* ##                                    4,100          139,359
   Nabi Biopharmaceuticals* ##                                         12,400          165,912
   NitroMed, Inc.* ##                                                   6,700          159,728
   Onyx Pharmaceuticals, Inc.* ##                                       4,400          189,244
   Tanox, Inc.* ##                                                      6,300          106,281
                                                                                --------------
                                                                                     1,269,894
                                                                                --------------
TRANSACTIONAL SOFTWARE -- 0.8%
   Open Solutions, Inc.*                                                1,400   $       34,958
   Transaction Systems Architects,
    Inc. Cl. A*                                                         8,300          154,256
                                                                                --------------
                                                                                       189,214
                                                                                --------------
TRANSPORT-AIR FREIGHT -- 0.7%
   EGL, Inc.*                                                           5,500          166,430
                                                                                --------------
TRANSPORT-TRUCK -- 1.6%
   Arkansas Best Corp.                                                  4,400          161,128
   Overnite Corp.                                                       6,600          207,438
                                                                                --------------
                                                                                       368,566
                                                                                --------------
WIRE & CABLE PRODUCTS -- 0.5%
   General Cable Corp.*                                                10,400          110,656
                                                                                --------------
WIRELESS EQUIPMENT -- 1.8%
   Audiovox Corp. Cl. A* ##                                             9,500          159,980
   Novatel Wireless, Inc.*                                              5,900          138,650
   RF Micro Devices, Inc.* ##                                          18,200          115,388
                                                                                --------------
                                                                                       414,018
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $19,130,877)                                                              22,251,245
                                                                                --------------
                                                                 PRINCIPAL
                                                                   AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 29.2%

MONEY MARKET FUNDS -- 28.1%
   Federated Prime
    Obligations Fund**                                         $    6,364,875        6,364,875
                                                                                --------------
TIME DEPOSIT -- 1.1%
   HSBC Bank USA
    1.300%, 10/01/04                                                  256,149          256,149
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $6,621,024)                                                                6,621,024
                                                                                --------------
TOTAL INVESTMENTS -- 127.4%
   (Cost: $25,751,901)                                                              28,872,269
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (27.4%)                                                                (6,205,061)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   22,667,208
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. EMERGING GROWTH FUND

                                                 PERCENTAGE OF
INDUSTRY                                           NET ASSETS
--------                                        ---------------
Basic Materials                                         2.5%
Communications                                          9.1
Consumer, Cyclical                                     20.0
Consumer, Non-cyclical                                 21.8
Energy                                                  9.4
Financial                                               3.6
Industrial                                             18.5%
Technology                                             13.3
Short Terms Investments                                29.2
Liabilities in excess of other assets                 (27.4)
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND

   MANAGEMENT TEAM: MARK W. STUCKELMAN, Lead Portfolio Manager; STEPHEN SEXAUER, Portfolio Manager; CHARLES HOEVELER, Investment Analyst; JOHN MAZUR, Investment Analyst; NELSON W. SHING, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Portfolio Specialist.

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

   MARKET OVERVIEW: Major U.S. stock market indices, including the S&P 500 Index and the Dow Jones Industrial Average, drifted slightly lower during the six months ended September 30, 2004. After posting gains in the first half of the period, equities weakened in July and August as a result of:

   -  Rising oil prices and higher interest rates

   - Perceived slowdown in China, where strong growth has helped drive robust demand for basic materials

   -  Weakening demand in the technology sector

   The period ended on a strong note, with equities rebounding somewhat in September.

   Within the U.S. equity market, small-cap value stocks did comparatively well, with the Russell 2000 Value Index registering a modest increase. Among small-cap value stocks, information technology and telecommunication services issues lagged, while energy, materials and industrials outperformed.

   PERFORMANCE: The Fund gained 1.47% from April 1, 2004 through September 30, 2004. The Russell 2000 Value Index rose 0.99%.

   PORTFOLIO SPECIFICS: Holdings in a number of sectors added value relative to the index, including industrials, consumer discretionary and utilities. Solid results in these groups offset relative weakness in other areas, such as energy and financials.

   In industrials, the portfolio benefited from being overweight the sector and positive stock selection. Top-performing positions included ESCO Technologies and Joy Global. ESCO, which makes meters used for time-of-use meter reading, benefited from a surge of interest among utility companies moving to a time-of-use fee structure to encourage energy conservation. Joy Global, a manufacturer of coal and copper mining equipment, benefited from strong copper and coal prices.

   Stock selection also drove relative strength in the consumer discretionary and utilities sectors. For example, Lions Gate, a film production company, performed well due to the success of its slate of movies being shown at theaters. Shares of Energen, a natural gas utility, rose amid better-than-expected operating results and increased earnings guidance.

   MARKET OUTLOOK: The economy continues to improve, which should bode well for further stock market gains. However, high commodity prices, election uncertainty, the threat of terrorism and the war in Iraq all pose significant risks to the economy and the stock market.

   Regardless of the direction on the stock market, we are confident our diversified approach to managing the Fund will enable us to add value in any environment.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 2000 VALUE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
          30.51%                     19.88%                             13.63%

                  U.S. SMALL CAP VALUE         RUSSELL 2000
                  FUND CLASS I SHARES          VALUE INDEX
12/30/1997            $  250,000                $  250,000
12/31/1997            $  248,617                $  250,504
1/31/1998             $  246,355                $  245,969
2/28/1998             $  267,925                $  260,851
3/31/1998             $  280,698                $  271,441
4/30/1998             $  283,771                $  272,771
5/31/1998             $  274,008                $  263,115
6/30/1998             $  271,752                $  261,642
7/31/1998             $  252,912                $  241,155
8/31/1998             $  209,998                $  203,390
9/30/1998             $  219,489                $  214,882
10/31/1998            $  230,594                $  221,264
11/30/1998            $  242,745                $  227,260
12/31/1998            $  251,379                $  234,396
1/31/1999             $  239,838                $  229,075
2/28/1999             $  224,921                $  213,429
3/31/1999             $  216,720                $  211,658
4/30/1999             $  237,553                $  230,982
5/31/1999             $  247,108                $  238,073
6/30/1999             $  256,810                $  246,692
7/31/1999             $  255,260                $  240,845
8/31/1999             $  246,962                $  232,030
9/30/1999             $  239,174                $  227,389
10/31/1999            $  230,648                $  222,842
11/30/1999            $  236,639                $  224,000
12/31/1999            $  240,256                $  230,877
1/31/2000             $  233,732                $  224,828
2/29/2000             $  230,083                $  238,565
3/31/2000             $  248,579                $  239,687
4/30/2000             $  257,324                $  241,101
5/31/2000             $  255,258                $  237,412
6/30/2000             $  260,240                $  244,344
7/31/2000             $  260,563                $  252,481
8/31/2000             $  277,078                $  263,767
9/30/2000             $  281,274                $  262,263
10/31/2000            $  283,121                $  261,319
11/30/2000            $  275,691                $  255,988
12/31/2000            $  305,403                $  283,507
1/31/2001             $  318,153                $  291,332
2/28/2001             $  318,314                $  290,924
3/31/2001             $  313,098                $  286,269
4/30/2001             $  334,350                $  299,523
5/31/2001             $  354,411                $  307,221
6/30/2001             $  361,633                $  319,572
7/31/2001             $  365,110                $  312,413
8/31/2001             $  361,098                $  311,320
9/30/2001             $  324,453                $  276,950
10/31/2001            $  334,350                $  284,178
11/30/2001            $  351,469                $  304,611
12/31/2001            $  379,885                $  323,253
1/31/2002             $  383,641                $  327,552
2/28/2002             $  384,446                $  329,550
3/31/2002             $  419,054                $  354,234
4/30/2002             $  428,175                $  366,703
5/31/2002             $  415,298                $  354,565
6/30/2002             $  408,859                $  346,729
7/31/2002             $  350,106                $  295,205
8/31/2002             $  347,960                $  293,906
9/30/2002             $  324,619                $  272,921
10/31/2002            $  322,473                $  277,015
11/30/2002            $  348,387                $  299,121
12/31/2002            $  342,602                $  286,348
1/31/2003             $  332,317                $  278,273
2/28/2003             $  322,997                $  268,923
3/31/2003             $  328,782                $  271,801
4/30/2003             $  358,028                $  297,622
5/31/2003             $  399,809                $  328,009
6/30/2003             $  411,058                $  333,552
7/31/2003             $  439,340                $  350,197
8/31/2003             $  464,409                $  363,504
9/30/2003             $  454,115                $  359,324
10/31/2003            $  501,037                $  388,609
11/30/2003            $  524,123                $  403,531
12/31/2003            $  543,989                $  418,139
1/31/2004             $  566,835                $  432,607
2/29/2004             $  581,072                $  440,999
3/31/2004             $  584,052                $  447,085
4/30/2004             $  556,571                $  423,971
5/31/2004             $  568,490                $  429,101
6/30/2004             $  591,336                $  450,899
7/31/2004             $  564,848                $  430,158
8/30/2004             $  559,219                $  434,373
9/30/2004             $  592,660                $  451,575

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Value Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II shares are new and have no prior performance. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Fund's performance includes historical performance of comparable managed institutional pooled accounts managed by the Investment Adviser prior to the inception of the Fund. The Fund commenced operations on May 1, 2001. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SMALL CAP VALUE FUND

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.9%

AEROSPACE/DEFENSE-EQUIPMENT -- 1.5%
   AAR Corp.* ##                                                       75,200   $      936,240
                                                                                --------------
APPAREL MANUFACTURERS -- 0.7%
   Kellwood Co.                                                        12,500          455,625
                                                                                --------------
APPLICATIONS SOFTWARE -- 0.9%
   Actuant Corp. Cl. A*                                                14,200          585,182
                                                                                --------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 1.1%
   Oshkosh Truck Co.                                                   12,000          684,720
                                                                                --------------
BROADCAST SERVICES/PROGRAMMING -- 1.2%
   UnitedGlobalCom, Inc. Cl. A*                                        99,132          740,516
                                                                                --------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 1.4%
   Dycom Industries, Inc.*                                             30,200          857,378
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 1.2%
   Florida Rock Industries                                             15,700          769,143
                                                                                --------------
BUILDING-HEAVY CONSTRUCTION -- 0.7%
   Washington Group
    International, Inc.*                                               12,100          418,902
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
   NII Holdings, Inc. Cl. B*                                           15,000          618,150
                                                                                --------------
CHEMICALS-PLASTICS -- 1.2%
   Spartech Corp.                                                      29,600          742,960
                                                                                --------------
CHEMICALS-SPECIALTY -- 1.4%
   Millennium Chemicals, Inc.* ##                                      41,400          878,094
                                                                                --------------
COMMERCIAL BANKS-CENTRAL US -- 1.9%
   Associated Banc Corp.                                               28,350          909,184
   Macatawa Bank Corp.                                                 10,605          297,470
                                                                                --------------
                                                                                     1,206,654
                                                                                --------------
COMMERCIAL BANKS-EASTERN US -- 1.4%
   Community Bank Systems, Inc.                                        34,400          864,472
                                                                                --------------
COMMERCIAL BANKS-WESTERN US -- 1.1%
   Greater Bay Bancorp##                                               23,000          661,250
                                                                                --------------
COMMERCIAL SERVICES -- 0.9%
   SOURCECORP, Inc.*                                                   26,300          582,282
                                                                                --------------
COMPUTER AIDED DESIGN -- 0.6%
   MSC, Software Corp.*                                                45,800          368,232
                                                                                --------------
COMPUTER SERVICES -- 0.2%
   PEC Solutions, Inc.*                                                11,400          133,608
                                                                                --------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
   MTS Systems Corp.                                                   16,300          346,375
   Radisys Corp.*                                                      25,700          358,515
                                                                                --------------
                                                                                       704,890
                                                                                --------------
COMPUTERS-MEMORY DEVICES -- 0.3%
   M-Systems Flash Disk Pioneers*                                      10,500   $      173,460
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 6.9%
   Ameron International Corp.                                          18,300          602,070
   Carlisle Cos, Inc.                                                  15,400          984,522
   Esco Technologies, Inc.*                                            12,800          867,328
   The Brink's Co.                                                     29,600          893,032
   Tredegar Corp.                                                      55,200        1,004,640
                                                                                --------------
                                                                                     4,351,592
                                                                                --------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.2%
   Methode Electronics, Inc.                                           59,400          759,726
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
   Richardson Electronics, Ltd.                                        28,100          270,041
                                                                                --------------
ENGINES-INTERNAL COMBUST -- 1.5%
   Briggs & Stratton Corp.                                             11,900          966,280
                                                                                --------------
FINANCE-AUTO LOANS -- 1.5%
   AmeriCredit Corp.*                                                  44,100          920,808
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 1.1%
   Knight Trading Group, Inc.*                                         76,300          704,249
                                                                                --------------
FINANCIAL GUARANTEE INSURANCE -- 1.1%
   Assured Guaranty, Ltd.                                              42,300          704,718
                                                                                --------------
FUNERAL SERVICES & RELATED ITEMS -- 1.2%
   Stewart Enterprises, Inc. Cl. A*                                   105,100          730,445
                                                                                --------------
GARDEN PRODUCTS -- 1.4%
   Toro Co.                                                            12,800          874,240
                                                                                --------------
GAS-DISTRIBUTION -- 3.1%
   Energen Corp.                                                       18,500          953,675
   UGI Corp.                                                           26,850        1,000,431
                                                                                --------------
                                                                                     1,954,106
                                                                                --------------
HOTELS & MOTELS -- 0.9%
   Jameson Inns, Inc.*                                                310,500          552,690
                                                                                --------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.3%
   Fieldstone Investment Corp.                                         48,500          824,500
                                                                                --------------
LASERS-SYSTEMS/COMPONENTS -- 1.2%
   Electronics for Imaging, Inc.*                                      15,300          248,472
   Rofin-Sinar Technologies, Inc.*                                     18,100          531,778
                                                                                --------------
                                                                                       780,250
                                                                                --------------
MACHINERY-CONSTRUCTION & MINING -- 1.2%
   Joy Global, Inc.                                                    22,100          759,798
                                                                                --------------
MACHINERY-GENERAL INDUSTRY -- 2.5%
   Gardner Denver, Inc.*                                               27,100          747,147
   Middleby Corp.##                                                    15,800          831,870
                                                                                --------------
                                                                                     1,579,017
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

MEDICAL LASER SYSTEMS -- 1.3%
   Candela Corp.*                                                      73,300   $      845,882
                                                                                --------------
MEDICAL PRODUCTS -- 0.9%
   Inamed Corp.*                                                       11,649          555,308
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS -- 0.6%
   Applera Corp. -- Celera Genomics
    Group*                                                             30,700          358,883
                                                                                --------------
MEDICAL-HOSPITALS -- 1.0%
   LifePoint Hospitals, Inc.*                                          21,200          636,212
                                                                                --------------
MEDICAL-NURSING HOMES -- 1.0%
   Kindred Healthcare, Inc.*                                           26,800          653,920
                                                                                --------------
METAL PROCESSORS & FABRICATION -- 1.4%
   Quanex Corp.                                                        17,400          892,272
                                                                                --------------
METAL-ALUMINUM -- 2.0%
   Century Aluminum Co.*                                               22,100          612,833
   Commonwealth Industries, Inc.*                                      69,400          648,196
                                                                                --------------
                                                                                     1,261,029
                                                                                --------------
MOTION PICTURES & SERVICES -- 1.3%
   Lions Gate Entertainment Corp.*                                     93,700          815,190
                                                                                --------------
PAPER & RELATED PRODUCTS -- 0.9%
   P.H. Glatfelter Co.                                                 43,400          537,726
                                                                                --------------
PIPELINES -- 1.2%
   Aquila, Inc.* ##                                                   245,500          765,960
                                                                                --------------
POLLUTION CONTROL -- 0.8%
   Duratek, Inc.*                                                      30,000          533,700
                                                                                --------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.7%
   Artesyn Technologies, Inc.* ##                                      46,300          462,074
                                                                                --------------
PROPERTY/CASUALTY INSURANCE -- 3.5%
   Meadowbrook Insurance Group*                                       150,400          732,448
   Quanta Capital Holdings, Ltd.*                                      77,400          630,810
   Selective Insurance Group                                           22,300          829,560
                                                                                --------------
                                                                                     2,192,818
                                                                                --------------
PUBLISHING-NEWSPAPERS -- 1.0%
   Lee Enterprises                                                     14,000          648,760
                                                                                --------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.2%
   Corrections Corp. of America*                                       21,900          774,384
                                                                                --------------
REINSURANCE -- 1.1%
   PXRE Group, Ltd.                                                    28,500          667,185
                                                                                --------------
REITS-DIVERSIFIED -- 6.6%
   Capital Automotive                                                  18,100          565,987
   Diamondrock Hospitality Co.*                                        87,700          877,000
   Jer Investors Trust, Inc.*                                          89,200        1,338,000
   Provident Senior Living Trust*                                      54,000   $      810,000
   Washington Real Estate
    Investment Trust                                                   19,400          587,820
                                                                                --------------
                                                                                     4,178,807
                                                                                --------------
REITS-HOTELS -- 0.9%
   Ashford Hospitality Trust                                           62,900          591,260
                                                                                --------------
REITS-MANUFACTURED HOMES -- 0.9%
   Manufactured Home
    Communities, Inc.                                                  17,000          565,080
                                                                                --------------
REITS-MORTGAGE -- 2.3%
   Homebanc Corp.*                                                     85,000          765,000
   Luminent Mortgage Capital, Inc.                                     55,600          705,008
                                                                                --------------
                                                                                     1,470,008
                                                                                --------------
REITS-SHOPPING CENTERS -- 1.0%
   Equity One, Inc.                                                    33,700          661,194
                                                                                --------------
RETAIL-HOME FURNISHINGS -- 1.1%
   Haverty Furniture Cos., Inc.                                        40,400          708,616
                                                                                --------------
RETAIL-REGIONAL DEPARTMENT STORES -- 0.9%
   Neiman Marcus Group, Inc. Cl. A                                      9,800          563,500
                                                                                --------------
RETAIL-RESTAURANTS -- 0.9%
   Lone Star Steakhouse & Saloon,
    Inc.                                                               21,600          557,928
                                                                                --------------
RETAIL-SPORTING GOODS -- 0.9%
   Hibbett Sporting Goods, Inc.*                                       26,800          549,132
                                                                                --------------
SAVINGS & LOANS/THRIFTS-CENTRAL US -- 1.1%
   Bank Mutual Corp.                                                   56,985          683,820
                                                                                --------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 3.0%
   Brookline Bancorp, Inc.                                             40,828          639,775
   First Niagara Financial Group, Inc.                                 61,600          824,208
   Parkvale Financial Corp.                                            17,000          459,000
                                                                                --------------
                                                                                     1,922,983
                                                                                --------------
SCHOOLS -- 0.5%
   Concorde Career Colleges, Inc.*                                     22,100          339,677
                                                                                --------------
SEMICONDUCTOR EQUIPMENT -- 1.5%
   ASE Test, Ltd.*                                                     61,500          322,875
   Mattson Technology, Inc.*                                           37,200          286,068
   Photronics, Inc.*                                                   19,900          330,738
                                                                                --------------
                                                                                       939,681
                                                                                --------------
SUPER-REGIONAL BANKS-US -- 1.2%
   National City Corp.                                                 20,203          780,240
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
   Comtech Telecommunications*                                         16,500          447,150
                                                                                --------------
TELECOMMUNICATIONS SERVICES -- 0.6%
   PTEK Holdings, Inc.*                                                46,400          397,648
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

THEATERS -- 1.2%
   Carmike Cinemas, Inc.                                               21,500   $      757,015
                                                                                --------------
THERAPEUTICS -- 0.9%
   Medarex, Inc.* ##                                                   80,600          594,828
                                                                                --------------
TRANSPORT-RAIL -- 1.5%
   Genesee & Wyoming, Inc. Cl. A*                                      38,250          968,490
                                                                                --------------
TRANSPORT-SERVICES -- 0.4%
   Laidlaw International Inc.*                                         14,800          243,460
                                                                                --------------
TRANSPORT-TRUCK -- 1.1%
   Old Dominion Freight Line, Inc.*                                    24,900          717,369
                                                                                --------------
VENTURE CAPITAL -- 1.5%
   Kohlberg Kravis Roberts
    Corp. 144A#*                                                       89,600          918,400
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $49,757,311)                                                              61,271,807
                                                                                --------------

                                                                 PRINCIPAL
                                                                   AMOUNT            VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 8.3%

MONEY MARKET FUNDS -- 6.2%
   Federated Prime Obligations
    Fund**                                                     $    3,937,825   $    3,937,825
                                                                                --------------
TIME DEPOSIT -- 2.1%
   HSBC Bank USA
    1.300%, 10/01/04                                                1,313,623        1,313,623
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $5,251,448)                                                                5,251,448
                                                                                --------------
TOTAL INVESTMENTS -- 105.2%
   (Cost: $55,008,759)                                                              66,523,255
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (5.2%)                                                                 (3,315,362)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   63,207,893
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
# 144A security. Certain conditions for public sale may exsist. Total market value of 144A securities owned at September 30, 2004 was $918,400 or 1.45% of net assets.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SMALL CAP VALUE FUND

                                                 PERCENTAGE OF
INDUSTRY                                           NET ASSETS
--------                                        ---------------
Basic Materials                                         5.5%
Communications                                          4.5
Consumer, Cyclical                                     10.4
Consumer, Non-cyclical                                  8.3
Energy                                                  1.2
Financial                                              33.7
Industrial                                             25.2%
Technology                                              5.0
Utilities                                               3.1
Short Term Investments                                  8.3
Liabilities in excess of other assets                  (5.2)
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND

   MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; CHARLES HOEVELER, Investment Analyst; JOHN MAZUR, Investment Analyst; NELSON W. SHING, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Portfolio Specialist.

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

   MARKET OVERVIEW: The broad U.S. equity market treaded water during the six months ended September 30, 2004. Stock prices changed direction from month to month but finished in approximately the same place they began. For the full period, the S&P 500 Index dipped 0.18%.

   Equity prices fell in April on rising interest rate concerns, only to rebound in May and June. A stronger-than-anticipated jobs report, followed by other strong economic data, led the Federal Reserve to begin raising short-term interest rates for the first time in four years on June 30. All together, the Fed raised the target funds rate three times during the six-month period for a total increase of 0.75%.

   Investors sent equity prices lower in July as second-quarter profit reports were followed by weaker-than-expected earnings guidance. While stocks rallied toward the end of the period, gains were unable to fully offset prior months' losses.

   Large-cap stocks beat small caps this period, and value continued to outpace growth. Stocks in many value-oriented sectors, such as materials and industrials, have benefited from the recovery in the economy and historically low interest rates.

   PERFORMANCE: During the six months ended September 30, 2004, the Fund rose 1.35% and the Russell 1000 Value Index gained 2.44%.

   PORTFOLIO SPECIFICS: In absolute terms, sector returns in the Fund were mixed. For example, holdings in the energy and materials sectors posted double-digit gains, while positions in the consumer discretionary and health care sectors declined.

   Versus the index, the Fund's performance was hurt by stock selection in the consumer discretionary sector, most notably in the retail area. An overweight was also unfavorable, as consumer discretionary stocks lagged the broad large-cap value market. An overweight and issue selection in financials, particularly among commercial banks, was another source of relative weakness.

   In contrast, stock selection was positive in the information technology sector, although this was partially offset by an overweight in the group. Issue selection was also favorable among consumer staples and telecommunication services firms.

   Amid surging oil prices, the best-performing stocks included ConocoPhillips and Exxon Mobil. Microsoft and Verizon were also top performers, as both companies reported better-than-expected operating results. Not owning Merck was a plus, as the stock fell sharply after the company announced it would pull its Vioxx arthritis drug off the market.

   MARKET OUTLOOK: The outlook for U.S. equities remains favorable. While rising energy and commodity prices remain a source of concern, earnings and profit margins have remained relatively resilient. In addition, the economy is expected to expand at a moderate pace with employment and corporate investment showing improvement in the months ahead.

   Regardless of how macro events unfold, our focus on valuation, financial strength and positive change should enable us to deliver consistent, long-term performance in the Fund relative to the benchmark.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
          18.14%                     5.15%                              12.31%

                 U.S. LARGE CAP VALUE          RUSSELL 1000
                 FUND CLASS I SHARES           VALUE INDEX
4/30/1996             $  250,000                $  250,000
5/31/1996             $  256,600                $  253,125
6/30/1996             $  263,800                $  253,328
7/31/1996             $  257,600                $  243,752
8/31/1996             $  264,800                $  250,723
9/30/1996             $  278,800                $  260,702
10/31/1996            $  288,600                $  270,791
11/30/1996            $  311,581                $  290,423
12/31/1996            $  310,622                $  286,706
1/31/1997             $  327,247                $  300,611
2/28/1997             $  331,246                $  305,030
3/31/1997             $  316,936                $  294,049
4/30/1997             $  333,350                $  306,399
5/31/1997             $  358,183                $  323,527
6/30/1997             $  369,758                $  337,406
7/31/1997             $  412,900                $  362,779
8/31/1997             $  403,430                $  349,864
9/30/1997             $  428,684                $  370,996
10/31/1997            $  412,269                $  360,645
11/30/1997            $  425,854                $  376,586
12/31/1997            $  436,586                $  387,582
1/31/1998             $  434,531                $  382,078
2/28/1998             $  469,924                $  407,792
3/31/1998             $  500,065                $  432,749
4/30/1998             $  502,805                $  435,648
5/31/1998             $  500,750                $  429,201
6/30/1998             $  511,938                $  434,695
7/31/1998             $  501,864                $  427,000
8/31/1998             $  424,288                $  363,463
9/30/1998             $  448,323                $  384,326
10/31/1998            $  479,972                $  414,111
11/30/1998            $  502,997                $  433,408
12/31/1998            $  524,487                $  448,144
1/31/1999             $  530,983                $  451,729
2/28/1999             $  512,743                $  445,360
3/31/1999             $  522,238                $  454,579
4/30/1999             $  563,217                $  497,037
5/31/1999             $  554,472                $  491,569
6/30/1999             $  570,214                $  505,825
7/31/1999             $  558,969                $  491,004
8/31/1999             $  538,979                $  472,788
9/30/1999             $  516,990                $  456,240
10/31/1999            $  553,222                $  482,520
11/30/1999            $  531,483                $  478,756
12/31/1999            $  571,041                $  481,054
1/31/2000             $  535,602                $  465,372
2/29/2000             $  492,372                $  430,795
3/31/2000             $  546,661                $  483,352
4/30/2000             $  546,661                $  477,745
5/31/2000             $  545,656                $  482,761
6/30/2000             $  521,276                $  460,699
7/31/2000             $  539,624                $  466,458
8/31/2000             $  569,784                $  492,393
9/30/2000             $  578,330                $  496,923
10/31/2000            $  607,485                $  509,147
11/30/2000            $  583,226                $  490,258
12/31/2000            $  615,670                $  514,819
1/31/2001             $  625,048                $  516,827
2/28/2001             $  611,868                $  502,459
3/31/2001             $  593,618                $  484,723
4/30/2001             $  627,329                $  508,474
5/31/2001             $  647,607                $  519,915
6/30/2001             $  637,468                $  508,373
7/31/2001             $  637,468                $  507,305
8/31/2001             $  607,052                $  486,962
9/30/2001             $  559,147                $  452,680
10/31/2001            $  556,359                $  448,787
11/30/2001            $  597,010                $  474,861
12/31/2001            $  609,399                $  486,068
1/31/2002             $  596,752                $  482,325
2/28/2002             $  601,140                $  483,097
3/31/2002             $  631,339                $  505,948
4/30/2002             $  606,560                $  488,594
5/31/2002             $  613,529                $  491,037
6/30/2002             $  568,102                $  462,851
7/31/2002             $  512,350                $  419,806
8/31/2002             $  510,027                $  422,954
9/30/2002             $  446,532                $  375,922
10/31/2002            $  489,378                $  403,778
11/30/2002            $  520,218                $  429,216
12/31/2002            $  498,455                $  410,588
1/31/2003             $  490,851                $  400,652
2/28/2003             $  478,003                $  389,954
3/31/2003             $  477,216                $  390,617
4/30/2003             $  515,760                $  424,991
5/31/2003             $  548,798                $  452,446
6/30/2003             $  554,567                $  458,101
7/31/2003             $  562,957                $  464,927
8/31/2003             $  566,104                $  472,180
9/30/2003             $  562,695                $  467,553
10/31/2003            $  597,831                $  496,167
11/30/2003            $  599,439                $  502,915
12/31/2003            $  635,459                $  533,894
1/31/2004             $  648,631                $  543,291
2/29/2004             $  662,071                $  554,917
3/31/2004             $  657,502                $  550,034
4/30/2004             $  645,674                $  536,613
5/31/2004             $  653,201                $  542,087
6/30/2004             $  662,609                $  554,880
7/31/2004             $  649,975                $  547,056
8/30/2004             $  649,706                $  554,824
9/30/2004             $  664,759                $  563,424

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Value Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. LARGE CAP VALUE FUND

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.4%

AEROSPACE/DEFENSE -- 1.0%
   Raytheon Co.                                                         6,000   $      227,880
                                                                                --------------
APPLICATIONS SOFTWARE -- 3.5%
   Microsoft Corp.                                                     28,900          799,085
                                                                                --------------
BEVERAGES-NON-ALCOHOLIC -- 1.2%
   PepsiCo, Inc.                                                        5,400          262,710
                                                                                --------------
COMMERCIAL BANKS-EASTERN US -- 2.3%
   North Fork Bancorp.                                                 11,500          511,175
                                                                                --------------
COMPUTERS -- 1.6%
   Hewlett-Packard Co.                                                 19,400          363,750
                                                                                --------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.6%
   Fortune Brands, Inc.                                                 5,000          370,450
                                                                                --------------
COSMETICS & TOILETRIES -- 2.9%
   Kimberly-Clark Corp.                                                 5,200          335,868
   Procter & Gamble Co.                                                 5,700          308,484
                                                                                --------------
                                                                                       644,352
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.2%
   ITT Industries, Inc.                                                 9,700          775,903
   Textron, Inc.                                                        7,300          469,171
   Tyco International, Ltd.                                            12,300          377,118
                                                                                --------------
                                                                                     1,622,192
                                                                                --------------
ELECTRIC-INTEGRATED -- 1.1%
   Public Services Enterprise Group                                     5,800          247,080
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.7%
   PPL Corp.                                                            5,200          245,336
   Texas Instuments, Inc.                                              16,800          357,504
                                                                                --------------
                                                                                       602,840
                                                                                --------------
FIDUCIARY BANKS -- 2.4%
   Bank of New York Co., Inc.                                          18,700          545,479
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 7.2%
   J.P. Morgan Chase & Co.                                             19,500          774,735
   Morgan Stanley Dean Witter & Co.                                    17,000          838,100
                                                                                --------------
                                                                                     1,612,835
                                                                                --------------
FINANCIAL GUARANTEE INSURANCE -- 1.8%
   Ambac Financial Group, Inc.                                          5,200          415,740
                                                                                --------------
INDUSTRIAL GASES -- 2.6%
   Praxair, Inc.                                                       13,700          585,538
                                                                                --------------
MEDICAL-DRUGS -- 4.1%
   Abbott Laboratories                                                  9,000          381,240
   Pfizer, Inc.                                                        17,700          541,620
                                                                                --------------
                                                                                       922,860
                                                                                --------------
MEDICAL-HMO -- 1.3%
   Wellpoint Health Networks, Inc.*                                     2,800   $      294,252
                                                                                --------------
MULTI-LINE INSURANCE -- 5.9%
   Allstate Corp.                                                       8,500          407,915
   American International Group, Inc.                                  13,600          924,664
                                                                                --------------
                                                                                     1,332,579
                                                                                --------------
MULTIMEDIA -- 5.1%
   Time Warner, Inc.*                                                  37,900          611,706
   Viacom, Inc. Cl. B                                                   8,700          291,972
   Walt Disney Co.                                                     10,700          241,285
                                                                                --------------
                                                                                     1,144,963
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.1%
   Apache Corp.                                                         9,350          468,528
                                                                                --------------
OIL COMPANIES-INTEGRATED -- 11.3%
   Chevrontexaco Corp.                                                  7,400          396,936
   ConocoPhillips                                                      12,810        1,061,309
   Exxon Mobil Corp.                                                   22,400        1,082,592
                                                                                --------------
                                                                                     2,540,837
                                                                                --------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
   St Paul Travelers Cos Inc.                                           4,688          154,985
                                                                                --------------
RETAIL-DISCOUNT -- 1.4%
   TJX Cos., Inc.                                                      14,800          326,192
                                                                                --------------
RETAIL-REGIONAL DEPARTMENT STORES -- 2.0%
   Federated Department Stores, Inc.                                   10,000          454,300
                                                                                --------------
RETAIL-RESTAURANTS -- 0.6%
   McDonalds Corp.                                                      4,500          126,135
                                                                                --------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 3.9%
   Washington Mutual, Inc.                                             22,500          879,300
                                                                                --------------
STEEL-PRODUCERS -- 0.8%
   United States Steel Corp.                                            4,500          169,290
                                                                                --------------
SUPER-REGIONAL BANKS-US -- 9.6%
   Bank of America Corp.                                               22,012          953,780
   US Bancorp.                                                         11,100          320,790
   Wells Fargo & Co.                                                   14,700          876,561
                                                                                --------------
                                                                                     2,151,131
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   ADC Telecommunication, Inc.*                                       109,700          198,557
                                                                                --------------
TELEPHONE-INTEGRATED -- 3.8%
   Verizon Communications, Inc.                                        21,600          850,608
                                                                                --------------
WIRELESS EQUIPMENT -- 3.8%
   Motorola, Inc.                                                      47,200          851,488
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $18,214,139)                                                              21,677,111
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.4%

TIME DEPOSIT -- 4.4%
   HSBC Bank USA
    1.300%, 10/01/04
    (Cost: $994,292)                                           $      994,292   $      994,292
                                                                                --------------
TOTAL INVESTMENTS -- 100.8%
   (Cost: $19,208,431)                                                              22,671,403
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.8%)                                                                   (173,342)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   22,498,061
                                                                                ==============

----------
*   Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. LARGE CAP VALUE FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                         0.8%
Communications                                         13.6
Consumer, Cyclical                                      4.0
Consumer, Non-cyclical                                 11.1
Energy                                                 13.4
Financial                                              33.8
Industrial                                             13.5%
Technology                                              5.1
Utilities                                               1.1
Short Terms Investments                                 4.4
Liabilities in excess of other assets                  (0.8)
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

   MANAGEMENT TEAM: DAVID J. PAVAN, CFA, Portfolio Manager; STACEY R. NUTT, PH.D., Portfolio Manager; ZHUANXIN DING, PH.D., Investment Analyst; JANE EDMONSON, Investment Analyst; FRANK FENG, PH.D., Investment Analyst; JAMES LI, PH.D., CFA, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Portfolio Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

   MARKET OVERVIEW: Key U.S. equity indices were flat to down during the six months ended September 30, 2004 as a rally late in the period was unable to erase the summer's losses.

   A better-than-expected employment report in April, followed by other strong economic data, led the Federal Reserve to begin raising short-term interest rates in June. As the period progressed, however, reports pointed to more subdued economic growth. For example, consumer confidence slipped in August, and retail sales during the back-to-school period were weaker than anticipated. The rapid rise in oil prices also weighed on market sentiment. Healthy corporate profits, tame inflation and the lowest unemployment rate since September 2001 were unable to spark investor enthusiasm.

   Within the large-cap market, sector returns were mixed. Energy stocks were the leaders, posting double-digit increases amid rising oil prices. Utilities, telecommunication services, materials and industrial companies also generated solid gains. Information technology stocks fared the worst, down sharply on reports of rising inventories at tech bellwethers such as Intel and Texas Instruments.

   PERFORMANCE: The Fund registered a 2.99% decline during the six-month period from April 1, 2004 to September 30, 2004. During the same time, the Russell 1000 Growth Index lost 3.38%.

   PORTFOLIO SPECIFICS: The Fund modestly outperformed its benchmark, with holdings in the majority of sectors benefiting relative results. Positive stock selection and an overweight in materials stocks, which led the broader large-cap growth market, had the largest favorable effect on results versus the index. For example, the stock price of Phelps Dodge, one of the world's largest copper producers, surged as copper prices continued to rise. Dow Chemical and forest products company Weyerhaeuser also did especially well.

   Stock selection was also favorable among industrial and consumer discretionary names, where Norfolk Southern and Harman International were top performers. Shares of rail operator Norfolk Southern rose on better-than-expected earnings and record freight volumes. Harman International, a maker of audio and video products, reported fiscal year fourth-quarter earnings that beat analysts' expectations by increasing more than 40%, year over year. On the negative side, stock selection in information technology made this group the Fund's weakest sector in terms of relative performance. In particular, returns among semiconductor and semiconductor equipment stocks were unfavorable.

   MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

   Through consistent application of this approach, we believe we will continue to identify companies with excellent growth potential for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS I SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/04/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
           1.25%                    - 12.68%                             5.92%

                   U.S. SYSTEMATIC LARGE CAP     RUSSELL 1000
                   GROWTH FUND CLASS I SHARES    GROWTH INDEX
12/27/1996                $    250,000            $  250,000
12/31/1996                $    247,200            $  246,185
1/31/1997                 $    272,400            $  263,452
2/28/1997                 $    267,800            $  261,669
3/31/1997                 $    260,000            $  247,507
4/30/1997                 $    270,000            $  263,941
5/31/1997                 $    300,200            $  282,990
6/30/1997                 $    311,400            $  294,315
7/31/1997                 $    350,200            $  320,345
8/31/1997                 $    342,200            $  301,595
9/30/1997                 $    359,600            $  316,436
10/31/1997                $    359,200            $  304,741
11/30/1997                $    354,897            $  317,683
12/31/1997                $    361,073            $  321,241
1/31/1998                 $    366,478            $  330,846
2/28/1998                 $    400,192            $  355,733
3/31/1998                 $    424,641            $  369,912
4/30/1998                 $    438,281            $  375,032
5/31/1998                 $    427,214            $  364,388
6/30/1998                 $    458,097            $  386,707
7/31/1998                 $    448,284            $  384,147
8/31/1998                 $    373,570            $  326,494
9/30/1998                 $    420,007            $  351,576
10/31/1998                $    451,657            $  379,832
11/30/1998                $    494,721            $  408,726
12/31/1998                $    580,590            $  445,580
1/31/1999                 $    645,965            $  471,745
2/28/1999                 $    632,475            $  450,195
3/31/1999                 $    697,590            $  473,907
4/30/1999                 $    730,134            $  474,514
5/31/1999                 $    735,294            $  459,932
6/30/1999                 $    770,229            $  492,146
7/31/1999                 $    760,111            $  476,505
8/31/1999                 $    755,701            $  484,291
9/30/1999                 $    769,969            $  474,116
10/31/1999                $    825,745            $  509,922
11/30/1999                $    920,954            $  537,432
12/31/1999                $  1,138,610            $  593,330
1/31/2000                 $  1,089,839            $  565,509
2/29/2000                 $  1,248,865            $  593,157
3/31/2000                 $  1,292,448            $  635,615
4/30/2000                 $  1,193,089            $  605,372
5/31/2000                 $  1,117,078            $  574,886
6/30/2000                 $  1,235,116            $  618,456
7/31/2000                 $  1,180,637            $  592,673
8/31/2000                 $  1,334,734            $  646,334
9/30/2000                 $  1,219,032            $  585,197
10/31/2000                $  1,094,249            $  557,505
11/30/2000                $    883,799            $  475,324
12/31/2000                $    865,615            $  460,284
1/31/2001                 $    843,954            $  492,085
2/28/2001                 $    698,749            $  408,544
3/31/2001                 $    604,620            $  364,086
4/30/2001                 $    683,507            $  410,132
5/31/2001                 $    652,754            $  404,095
6/30/2001                 $    620,130            $  394,736
7/31/2001                 $    584,564            $  384,872
8/31/2001                 $    518,513            $  353,389
9/30/2001                 $    434,278            $  318,121
10/31/2001                $    455,938            $  334,822
11/30/2001                $    511,560            $  366,999
12/31/2001                $    508,886            $  366,302
1/31/2002                 $    489,365            $  359,818
2/28/2002                 $    457,810            $  344,886
3/31/2002                 $    483,482            $  356,819
4/30/2002                 $    455,404            $  327,702
5/31/2002                 $    442,033            $  319,772
6/30/2002                 $    393,631            $  290,193
7/31/2002                 $    362,611            $  274,232
8/31/2002                 $    364,483            $  275,055
9/30/2002                 $    340,951            $  246,532
10/31/2002                $    359,403            $  269,139
11/30/2002                $    373,041            $  283,753
12/31/2002                $    336,940            $  264,146
1/31/2003                 $    329,987            $  257,727
2/28/2003                 $    329,185            $  256,541
3/31/2003                 $    340,416            $  261,313
4/30/2003                 $    361,809            $  280,650
5/31/2003                 $    372,506            $  294,655
6/30/2003                 $    376,517            $  298,721
7/31/2003                 $    387,213            $  306,159
8/31/2003                 $    396,573            $  313,782
9/30/2003                 $    385,876            $  310,425
10/31/2003                $    404,060            $  327,871
11/30/2003                $    408,606            $  331,281
12/31/2003                $    408,072            $  342,743
1/31/2004                 $    418,768            $  349,735
2/29/2004                 $    415,827            $  351,973
3/31/2004                 $    402,991            $  345,427
4/30/2004                 $    393,631            $  341,420
5/31/2004                 $    403,793            $  347,770
6/30/2004                 $    412,618            $  352,152
7/31/2004                 $    390,957            $  332,255
8/30/2004                 $    385,609            $  330,627
9/30/2004                 $    390,688            $  333,768

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 99.6%

APPLICATIONS SOFTWARE -- 2.3%
   Microsoft Corp.                                                     10,500   $      290,325
                                                                                --------------
AUDIO/VIDEO PRODUCTS -- 1.8%
   Harman International Industries,
    Inc.                                                                2,100          226,275
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
   Advanced Auto Parts, Inc.*                                           1,400           48,160
                                                                                --------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 1.3%
   Masco Corp.                                                          4,600          158,838
                                                                                --------------
CABLE TV -- 1.3%
   Comcast Corp. Cl. A*                                                 5,800          163,792
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
   Western Wireless Corp. Cl. A*                                        5,100          131,121
                                                                                --------------
CHEMICALS-DIVERSIFIED -- 2.7%
   Dow Chemical Co.                                                     4,300          194,274
   Du Pont (Ei) De Nemours                                              3,500          149,800
                                                                                --------------
                                                                                       344,074
                                                                                --------------
COMPUTER AIDED DESIGN -- 0.8%
   Autodesk, Inc.                                                       2,000           97,260
                                                                                --------------
COMPUTERS -- 4.5%
   Dell, Inc.*                                                          1,900           67,640
   Hewlett-Packard Co.                                                  4,100           76,875
   International Business Machines
    Corp.                                                               4,900          420,126
                                                                                --------------
                                                                                       564,641
                                                                                --------------
COSMETICS & TOILETRIES -- 5.1%
   Procter & Gamble Co.                                                 7,200          389,664
   The Gillette Co.                                                     6,100          254,614
                                                                                --------------
                                                                                       644,278
                                                                                --------------
DISTRIBUTION/WHOLESALE -- 1.4%
   WW Grainger, Inc.                                                    3,000          172,950
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
   CIT Group, Inc.                                                      4,400          164,516
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.8%
   3M Co.                                                               2,300          183,931
   Textron, Inc.                                                        2,600          167,102
                                                                                --------------
                                                                                       351,033
                                                                                --------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.4%
   Emerson Electric Co.                                                 2,900          179,481
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.0%
   Intel Corp.                                                          6,400          128,384
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.2%
   Agilent Technologies, Inc.*                                          7,100   $      153,147
                                                                                --------------
ENTERPRISE SOFTWARE/SERVICES -- 1.2%
   BMC Software, Inc.*                                                  9,800          154,938
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 2.8%
   Citigroup, Inc.                                                      3,900          172,068
   Morgan Stanley Dean Witter & Co.                                     3,600          177,480
                                                                                --------------
                                                                                       349,548
                                                                                --------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.2%
   Kraft Foods, Inc. Cl. A                                              4,800          152,256
                                                                                --------------
FORESTRY -- 1.5%
   Weyerhaeuser Co.                                                     2,800          186,144
                                                                                --------------
INSTRUMENTS-CONTROLS -- 1.3%
   Parker-Hannifin Corp.                                                2,800          164,808
                                                                                --------------
INSTRUMENTS-SCIENTIFIC -- 1.2%
   PerkinElmer, Inc.                                                    8,600          148,092
                                                                                --------------
INTERNET SECURITY -- 0.6%
   CheckFree Corp.*                                                     2,700           74,709
                                                                                --------------
LEISURE & RECREATIONAL PRODUCTS -- 1.3%
   Brunswick Corp.                                                      3,500          160,160
                                                                                --------------
LIFE/HEALTH INSURANCE -- 1.6%
   AFLAC, Inc.                                                          5,300          207,813
                                                                                --------------
MEDICAL INFORMATION SYSTEMS -- 1.5%
   IMS Health, Inc.                                                     7,700          184,184
                                                                                --------------
MEDICAL PRODUCTS -- 3.0%
   Becton Dickinson & Co.                                               3,200          165,440
   Johnson & Johnson                                                    3,900          219,687
                                                                                --------------
                                                                                       385,127
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS -- 0.6%
   Genentech, Inc.*                                                     1,500           78,630
                                                                                --------------
MEDICAL-DRUGS -- 10.2%
   Bristol-Myers Squibb Co.                                             8,200          194,094
   Celgene Corp.*                                                       1,100           64,053
   Endo Pharmaceuticals
    Holdings, Inc.*                                                     4,600           84,456
   Merck & Co., Inc.                                                    5,900          194,700
   Pfizer, Inc.                                                        24,700          755,820
                                                                                --------------
                                                                                     1,293,123
                                                                                --------------
MEDICAL-HMO -- 5.0%
   Aetna, Inc.                                                          2,200          219,846
   Coventry Health Care, Inc.*                                          3,900          208,143
   UnitedHealth Group, Inc.                                             2,700          199,098
                                                                                --------------
                                                                                       627,087
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

MEDICAL-HOSPITALS -- 0.8%
   Community Health Systems, Inc.*                                      3,800   $      101,384
                                                                                --------------
METAL-COPPER -- 1.0%
   Phelps Dodge Corp.                                                   1,400          128,842
                                                                                --------------
MULTI-LINE INSURANCE -- 1.4%
   American International Group, Inc.                                   2,600          176,774
                                                                                --------------
MULTIMEDIA -- 4.3%
   Gemstar -- TV Guide
    International, Inc.*                                               22,200          125,430
   McGraw-Hill Co., Inc.                                                3,000          239,070
   Time Warner, Inc.*                                                  11,400          183,996
                                                                                --------------
                                                                                       548,496
                                                                                --------------
NETWORKING PRODUCTS -- 3.3%
   Cisco Systems, Inc.*                                                22,900          414,490
                                                                                --------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
   Grant Prideco, Inc.*                                                 7,900          161,871
                                                                                --------------
OPTICAL SUPPLIES -- 1.1%
   Bausch & Lomb, Inc.                                                  2,100          139,545
                                                                                --------------
PROPERTY/CASUALTY INSURANCE -- 2.5%
   Ace Ltd.                                                             3,900          156,234
   Chubb Corp.                                                          2,300          161,644
                                                                                --------------
                                                                                       317,878
                                                                                --------------
RETAIL-APPAREL/SHOE -- 2.6%
   Gap, Inc.                                                            9,400          175,780
   Nordstrom, Inc.                                                      4,100          156,784
                                                                                --------------
                                                                                       332,564
                                                                                --------------
RETAIL-DISCOUNT -- 1.0%
   Wal-Mart Stores, Inc.                                                2,400          127,680
                                                                                --------------
RETAIL-MAJOR DEPARTMENT STORES -- 2.4%
   JC Penney Co., Inc.                                                  4,500          158,760
   May Deptartment Stores Co.                                           5,700          146,091
                                                                                --------------
                                                                                       304,851
                                                                                --------------
RETAIL-OFFICE SUPPLIES -- 1.8%
   Staples, Inc.                                                        7,700          229,614
                                                                                --------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.2%
   Maxim Integrated Products, Inc.                                      3,600          152,244
                                                                                --------------
STEEL-PRODUCERS -- 1.2%
   United States Steel Corp.                                            4,200   $      158,004
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 3.8%
   Avaya, Inc.*                                                        10,500          146,370
   QUALCOMM, Inc.                                                       8,600          335,744
                                                                                --------------
                                                                                       482,114
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.5%
   Corning, Inc.*                                                       5,600           62,048
                                                                                --------------
TELEPHONE-INTEGRATED -- 1.3%
   Verizon Communications, Inc.                                         4,300          169,334
                                                                                --------------
TRANSPORT-AIR FREIGHT -- 1.3%
   CNF, Inc.                                                            4,100          168,059
                                                                                --------------
TRANSPORT-RAIL -- 1.2%
   Norfolk Southern Corp.                                               5,300          157,622
                                                                                --------------
WIRELESS EQUIPMENT -- 2.3%
   Motorola, Inc.                                                      16,000          288,640
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $12,423,872)                                                              12,606,948
                                                                                --------------

                                                                  PRINCIPAL
                                                                   AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.6%

TIME DEPOSIT -- 0.6%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04
    (Cost: $74,703)                                            $       74,703           74,703
                                                                                --------------
TOTAL INVESTMENTS -- 100.2%
   (Cost: $12,498,575)                                                              12,681,651
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.2%)                                                                    (23,162)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   12,658,489
                                                                                ==============

----------
*   Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                          6.4%
Communications                                          18.4
Consumer, Cyclical                                      12.7
Consumer, Non-cyclical                                  27.0
Energy                                                   1.3
Financial                                                9.6
Industrial                                              12.7%
Technology                                              11.5
Short Terms Investments                                  0.6
Liabilities in excess of other assets                   (0.2)
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC MID CAP GROWTH FUND

   MANAGEMENT TEAM: TODD N. WOLTER, CFA, Portfolio Manager; STACEY R. NUTT, PH.D., Lead Portfolio Manager; CARMA WALLACE, CFA, Investment Analyst; MARK P. ROEMER, Portfolio Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Systematic Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in U.S. securities with market capitalizations similar to the Russell Midcap Growth Index at time of purchase.

   MARKET OVERVIEW: From April 1, 2004 through September 30, 2004, major U.S. stock market indices posted lackluster performance. During the period, the S&P 500 Index dipped 0.18%, the Dow Jones Industrial Average lost 1.71% and the tech-heavy NASDAQ Composite fell 4.87%. A number of headwinds that had been in place most of the year kept buyers on the sidelines, including:

   -  Ongoing geopolitical concerns and conflict in Iraq

   - Higher interest rates, as the Federal Reserve raised the funds target rate by 75 basis points during the period to 1.75%.

   -  Price of crude oil touching $50 a barrel

   In addition, there were signs that economic growth might be moderating. Gains in employment continued but not at the pace seen earlier in the year. The manufacturing sector expanded at a solid clip, but growth showed evidence of peaking.

   All of these influences tended to obscure favorable corporate fundamentals. Second quarter 2004 earnings for companies in the S&P 500 Index grew by 25% year over year, and expectations were for healthy growth in the third and fourth quarters.

   PERFORMANCE: During the six-month period ended September 30, 2004, the Fund posted a 2.89% loss, outperforming the Russell Midcap Growth Index, which fell 3.32%.

   PORTFOLIO SPECIFICS: A number of sectors both helped and hurt performance versus the index. On the negative side, stock selection in the technology sector was the primary detractor, with positions in the semiconductor and electronic equipment industries posting sharp declines. Issue selection among financials and health care companies also hurt relative results.

   On a positive note, holdings among industrial companies benefited relative performance due to an overweight in the sector and strong stock selection. Top-performing names included Terex, a manufacturer of heavy equipment, and Masco, a maker of building and home improvement products. Shares of Terex rose sharply on a strengthening outlook for mining equipment. Masco exceeded second-quarter expectations and raised earnings guidance for the year. Other sources of relative strength were issue selection in the consumer discretionary sector and an overweight in materials, a group that led the broad mid-cap growth market.

   As of September 30, 2004, the Fund remained well diversified across sectors and industries. The largest overweight was in materials, and the largest underweight was in consumer discretionary names.

   MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets. We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will produce strong results for shareholders over the long term.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC MID CAP GROWTH FUND CLASS I SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

          1 YEAR                    5 YEARS                           10 YEARS
          10.03%                    - 7.14%                             5.85%

                     U.S. SYSTEMATIC MID CAP GROWTH       RUSSELL MID CAP
                          FUND CLASS I SHARES              GROWTH INDEX
9/30/1985                   $    250,000.00               $    250,000.00
10/31/1985                  $    263,066.67                           n/a
11/30/1985                  $    289,075.19                           n/a
12/31/1985                  $    311,844.68                           n/a
1/31/1986                   $    325,056.50               $    254,807.50
2/28/1986                   $    353,130.55               $    277,271.33
3/31/1986                   $    388,396.52               $    293,918.70
4/30/1986                   $    386,014.35               $    297,128.29
5/31/1986                   $    420,047.95               $    315,779.03
6/30/1986                   $    437,507.94               $    320,667.29
7/31/1986                   $    413,911.68               $    295,148.59
8/31/1986                   $    435,669.64               $    308,539.48
9/30/1986                   $    388,689.93               $    282,970.82
10/31/1986                  $    426,535.37               $    300,053.76
11/30/1986                  $    426,862.38               $    302,871.27
12/31/1986                  $    414,298.40               $    293,875.99
1/31/1987                   $    479,743.74               $    334,696.54
2/28/1987                   $    504,626.45               $    359,632.44
3/31/1987                   $    508,798.02               $    364,488.56
4/30/1987                   $    503,489.57               $    355,010.40
5/31/1987                   $    505,637.79               $    357,300.92
6/30/1987                   $    523,217.13               $    371,925.25
7/31/1987                   $    560,975.96               $    388,852.31
8/31/1987                   $    578,628.01               $    404,896.75
9/30/1987                   $    570,276.48               $    395,952.58
10/31/1987                  $    410,751.14               $    287,175.69
11/30/1987                  $    376,686.18               $    267,199.18
12/31/1987                  $    429,183.67               $    301,986.91
1/31/1988                   $    414,233.77               $    305,044.83
2/29/1988                   $    445,494.62               $    330,063.69
3/31/1988                   $    439,955.63               $    331,553.93
4/30/1988                   $    443,944.56               $    333,426.87
5/31/1988                   $    447,747.69               $    327,524.55
6/30/1988                   $    488,925.55               $    352,276.89
7/31/1988                   $    470,867.90               $    338,944.62
8/31/1988                   $    452,959.23               $    326,033.20
9/30/1988                   $    478,445.73               $    338,929.77
10/31/1988                  $    482,735.80               $    336,882.64
11/30/1988                  $    467,079.06               $    328,772.86
12/31/1988                  $    483,551.39               $    341,011.10
1/31/1989                   $    513,031.90               $    361,108.59
2/28/1989                   $    500,496.82               $    358,145.70
3/31/1989                   $    509,489.08               $    362,534.41
4/30/1989                   $    536,525.97               $    383,183.29
5/31/1989                   $    569,665.39               $    403,541.81
6/30/1989                   $    542,074.60               $    398,132.34
7/31/1989                   $    603,744.62               $    429,326.00
8/31/1989                   $    625,700.80               $    445,943.93
9/30/1989                   $    637,943.67               $    445,786.51
10/31/1989                  $    619,358.25               $    427,200.33
11/30/1989                  $    641,324.82               $    437,312.16
12/31/1989                  $    647,588.43               $    448,368.29
1/31/1990                   $    609,035.33               $    406,819.34
2/28/1990                   $    635,690.78               $    415,182.74
3/31/1990                   $    655,820.98               $    432,584.71
4/30/1990                   $    640,452.91               $    420,620.71
5/31/1990                   $    744,313.03               $    463,876.50
6/30/1990                   $    753,889.85               $    469,603.06
7/31/1990                   $    728,383.25               $    454,630.70
8/31/1990                   $    669,141.41               $    401,762.61
9/30/1990                   $    618,532.01               $    374,546.41
10/31/1990                  $    604,532.57               $    367,544.64
11/30/1990                  $    644,411.57               $    406,884.41
12/31/1990                  $    652,316.35               $    425,351.67
1/31/1991                   $    716,025.92               $    457,257.30
2/28/1991                   $    782,807.27               $    497,512.86
3/31/1991                   $    822,078.10               $    523,510.89
4/30/1991                   $    801,991.99               $    518,850.60
5/31/1991                   $    839,658.88               $    545,081.09
6/30/1991                   $    785,304.96               $    515,371.45
7/31/1991                   $    844,961.96               $    541,370.39
8/31/1991                   $    884,985.00               $    558,290.38
9/30/1991                   $    886,371.47               $    557,646.67
10/31/1991                  $    913,819.44               $    570,159.15
11/30/1991                  $    873,763.69               $    551,355.30
12/31/1991                  $  1,014,497.89               $    625,385.77
1/31/1992                   $  1,022,275.71               $    630,952.96
2/29/1992                   $  1,039,006.96               $    632,314.55
3/31/1992                   $    987,749.28               $    606,340.34
4/30/1992                   $    959,664.28               $    594,734.98
5/31/1992                   $    949,651.78               $    595,894.12
6/30/1992                   $    919,326.23               $    578,165.08
7/31/1992                   $    953,770.32               $    603,939.10
8/31/1992                   $    929,226.63               $    596,031.73
9/30/1992                   $    964,692.12               $    609,088.40
10/31/1992                  $  1,019,936.82               $    627,436.58
11/30/1992                  $  1,099,151.91               $    667,083.04
12/31/1992                  $  1,151,984.48               $    679,861.01
1/31/1993                   $  1,184,316.84               $    687,876.58
2/28/1993                   $  1,169,591.84               $    666,697.54
3/31/1993                   $  1,226,044.14               $    686,001.77
4/30/1993                   $  1,194,788.41               $    657,826.99
5/31/1993                   $  1,273,544.56               $    688,869.85
6/30/1993                   $  1,305,239.10               $    686,038.59
7/31/1993                   $  1,319,645.72               $    683,876.20
8/31/1993                   $  1,391,678.78               $    723,633.34
9/30/1993                   $  1,408,006.28               $    732,292.34
10/31/1993                  $  1,405,124.95               $    744,089.57
11/30/1993                  $  1,349,419.38               $    726,779.81
12/31/1993                  $  1,379,769.31               $    755,946.21
1/31/1994                   $  1,402,023.66               $    775,396.71
2/28/1994                   $  1,374,711.51               $    768,729.85
3/31/1994                   $  1,282,659.45               $    732,495.77
4/30/1994                   $  1,292,775.06               $    730,705.55
5/31/1994                   $  1,271,532.28               $    731,775.30
6/30/1994                   $  1,208,815.49               $    700,290.67
7/31/1994                   $  1,230,058.27               $    719,688.72
8/31/1994                   $  1,290,751.94               $    762,617.43
9/30/1994                   $  1,268,497.60               $    750,039.58
10/31/1994                  $  1,284,682.57               $    763,001.02
11/30/1994                  $  1,205,780.81               $    729,350.38
12/31/1994                  $  1,234,649.94               $    739,572.96
1/31/1995                   $  1,211,552.75               $    748,464.10
2/28/1995                   $  1,280,844.33               $    788,290.63
3/31/1995                   $  1,324,938.97               $    819,555.02
4/30/1995                   $  1,350,135.91               $    826,431.09
5/31/1995                   $  1,371,133.36               $    846,805.92
6/30/1995                   $  1,472,970.98               $    885,344.06
7/31/1995                   $  1,591,606.56               $    941,058.76
8/31/1995                   $  1,626,252.35               $    951,363.35
9/30/1995                   $  1,659,848.27               $    972,540.70
10/31/1995                  $  1,642,000.44               $    947,964.60
11/30/1995                  $  1,673,496.61               $    990,329.14
12/31/1995                  $  1,710,915.34               $    990,863.91
1/31/1996                   $  1,729,728.77               $  1,008,362.57
2/29/1996                   $  1,799,449.12               $  1,046,508.93
3/31/1996                   $  1,799,449.12               $  1,054,755.42
4/30/1996                   $  1,916,756.38               $  1,105,710.65
5/31/1996                   $  1,994,223.44               $  1,128,289.26
6/30/1996                   $  1,945,529.86               $  1,094,192.36
7/31/1996                   $  1,798,342.45               $  1,009,250.21
8/31/1996                   $  1,882,449.54               $  1,063,810.27
9/30/1996                   $  2,000,863.48               $  1,131,383.50
10/31/1996                  $  1,974,303.34               $  1,118,112.37
11/30/1996                  $  2,041,311.77               $  1,183,980.37
12/31/1996                  $  1,992,539.17               $  1,164,042.14
1/31/1997                   $  2,075,809.46               $  1,215,551.01
2/28/1997                   $  1,941,387.42               $  1,188,784.58
3/31/1997                   $  1,830,756.88               $  1,121,606.36
4/30/1997                   $  1,833,136.03               $  1,149,074.50
5/31/1997                   $  1,990,160.02               $  1,252,043.07
6/30/1997                   $  2,065,103.28               $  1,286,687.10
7/31/1997                   $  2,275,658.16               $  1,409,848.79
8/31/1997                   $  2,242,350.05               $  1,396,088.66
9/30/1997                   $  2,389,857.42               $  1,466,744.71
10/31/1997                  $  2,249,487.50               $  1,393,304.80
11/30/1997                  $  2,249,940.26               $  1,407,948.44
12/31/1997                  $  2,324,431.52               $  1,426,434.80
1/31/1998                   $  2,266,662.78               $  1,400,744.71
2/28/1998                   $  2,484,055.66               $  1,532,442.72
3/31/1998                   $  2,608,714.51               $  1,596,682.72
4/30/1998                   $  2,578,309.91               $  1,618,365.68
5/31/1998                   $  2,427,807.15               $  1,551,802.29
6/30/1998                   $  2,579,830.14               $  1,595,702.78
7/31/1998                   $  2,467,593.58               $  1,527,342.87
8/31/1998                   $  1,935,212.64               $  1,235,834.21
9/30/1998                   $  2,126,364.25               $  1,329,312.71
10/31/1998                  $  2,180,076.28               $  1,427,190.01
11/30/1998                  $  2,326,994.46               $  1,523,453.97
12/31/1998                  $  2,665,064.26               $  1,681,222.87
1/31/1999                   $  2,938,363.68               $  1,731,625.93
2/28/1999                   $  2,695,079.80               $  1,646,949.42
3/31/1999                   $  3,028,410.30               $  1,738,668.04
4/30/1999                   $  3,148,472.48               $  1,817,899.14
5/31/1999                   $  3,003,134.06               $  1,794,520.95
6/30/1999                   $  3,243,258.40               $  1,919,796.46
7/31/1999                   $  3,194,285.67               $  1,858,670.14
8/31/1999                   $  3,249,577.46               $  1,839,358.56
9/30/1999                   $  3,246,417.93               $  1,823,705.62
10/31/1999                  $  3,630,300.93               $  1,964,714.54
11/30/1999                  $  4,093,172.20               $  2,168,180.38
12/31/1999                  $  5,306,432.04               $  2,543,600.81
1/31/2000                   $  5,336,447.58               $  2,543,092.09
2/29/2000                   $  7,345,909.19               $  3,077,726.34
3/31/2000                   $  6,556,026.48               $  3,080,896.39
4/30/2000                   $  5,608,167.23               $  2,781,833.78
5/31/2000                   $  5,011,015.90               $  2,579,065.92
6/30/2000                   $  5,897,264.30               $  2,852,730.60
7/31/2000                   $  5,573,412.39               $  2,672,095.70
8/31/2000                   $  6,521,271.64               $  3,075,074.45
9/30/2000                   $  6,434,384.54               $  2,924,734.06
10/31/2000                  $  5,537,077.79               $  2,724,565.26
11/30/2000                  $  4,125,683.52               $  2,132,489.99
12/31/2000                  $  4,576,444.42               $  2,244,786.91
1/31/2001                   $  4,498,727.02               $  2,373,009.14
2/28/2001                   $  3,568,338.76               $  1,962,549.75
3/31/2001                   $  3,019,875.99               $  1,681,669.63
4/30/2001                   $  3,483,959.87               $  1,961,987.14
5/31/2001                   $  3,339,627.56               $  1,952,765.80
6/30/2001                   $  3,248,587.18               $  1,953,800.76
7/31/2001                   $  2,884,425.67               $  1,822,036.44
8/31/2001                   $  2,582,438.07               $  1,689,938.80
9/30/2001                   $  2,122,795.18               $  1,410,591.91
10/31/2001                  $  2,342,811.84               $  1,558,845.12
11/30/2001                  $  2,518,245.14               $  1,726,732.74
12/31/2001                  $  2,595,968.75               $  1,792,348.59
1/31/2002                   $  2,504,921.09               $  1,734,097.26
2/28/2002                   $  2,322,825.76               $  1,635,773.95
3/31/2002                   $  2,531,569.19               $  1,760,583.50
4/30/2002                   $  2,418,314.78               $  1,667,448.63
5/31/2002                   $  2,298,398.34               $  1,617,758.66
6/30/2002                   $  2,085,213.57               $  1,439,158.10
7/31/2002                   $  1,869,808.12               $  1,299,271.94
8/31/2002                   $  1,872,028.79               $  1,294,724.49
9/30/2002                   $  1,805,408.55               $  1,191,793.89
10/31/2002                  $  1,860,925.42               $  1,284,157.91
11/30/2002                  $  1,918,662.96               $  1,384,707.48
12/31/2002                  $  1,785,422.48               $  1,301,071.15
1/31/2003                   $  1,763,215.73               $  1,288,320.65
2/28/2003                   $  1,734,346.96               $  1,277,112.26
3/31/2003                   $  1,763,215.73               $  1,300,866.55
4/30/2003                   $  1,834,277.32               $  1,389,455.56
5/31/2003                   $  1,945,311.06               $  1,523,121.19
6/30/2003                   $  1,943,090.38               $  1,544,901.82
7/31/2003                   $  2,003,048.60               $  1,600,054.81
8/31/2003                   $  2,122,965.04               $  1,688,217.83
9/30/2003                   $  2,036,195.79               $  1,655,466.41
10/31/2003                  $  2,224,938.04               $  1,788,897.00
11/30/2003                  $  2,280,450.47               $  1,836,839.44
12/31/2003                  $  2,244,922.52               $  1,856,860.99
1/31/2004                   $  2,295,993.95               $  1,918,137.40
2/29/2004                   $  2,327,080.91               $  1,950,362.11
3/31/2004                   $  2,307,096.43               $  1,946,656.42
4/30/2004                   $  2,198,292.08               $  1,891,760.71
5/31/2004                   $  2,264,906.99               $  1,936,406.26
6/30/2004                   $  2,322,639.91               $  1,967,195.12
7/31/2004                   $  2,198,292.08               $  1,836,770.09
8/30/2004                   $  2,140,559.16               $  1,814,177.82
9/30/2004                   $  2,240,481.52               $  1,882,028.07

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell Mid Cap Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell Mid Cap Growth Index measures the performance of those Russell Mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Russell Mid Cap Index is an unmanaged index generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC MID CAP GROWTH FUND

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%

AEROSPACE/DEFENSE-EQUIPMENT -- 1.3%
   Goodrich Corp.                                                       4,500   $      141,120
                                                                                --------------
APPAREL MANUFACTURERS -- 1.1%
   Coach, Inc.*                                                         2,800          118,776
                                                                                --------------
AUDIO/VIDEO PRODUCTS -- 1.4%
   Harman International Industries,
    Inc.                                                                1,500          161,625
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.2%
   BorgWarner, Inc.##                                                   1,800           77,922
   Advanced Auto Parts, Inc.*                                           1,600           55,040
                                                                                --------------
                                                                                       132,962
                                                                                --------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 1.5%
   Masco Corp.                                                          3,100          107,043
   Vulcan Materials Co.##                                               1,200           61,140
                                                                                --------------
                                                                                       168,183
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.8%
   Martin Marietta Materials, Inc.                                      1,900           86,013
                                                                                --------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.0%
   Lennar Corp. -- Cl. A                                                2,400          114,240
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
   Western Wireless Corp. Cl. A*                                        4,900          125,979
                                                                                --------------
CHEMICALS-SPECIALTY -- 1.0%
   Ashland, Inc.                                                        2,000          112,160
                                                                                --------------
COMMERCIAL BANKS-CENTRAL US -- 0.8%
   Associated Banc Corp.                                                2,950           94,606
                                                                                --------------
COMMERCIAL BANKS-EASTERN US -- 1.1%
   Commerce Bancorp, Inc.##                                             2,200          121,440
                                                                                --------------
COMMERCIAL SERVICES-FINANCE -- 1.7%
   H&R Block, Inc.                                                      2,300          113,666
   Moody's Corp.                                                        1,100           80,575
                                                                                --------------
                                                                                       194,241
                                                                                --------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.0%
   Lexmark Internaitonal, Inc.*                                         1,400          117,614
                                                                                --------------
DATA PROCESSING/MANAGEMENT -- 2.0%
   Fiserv, Inc.*                                                        2,200           76,692
   The Dun & Bradstreet Corp.*                                          2,500          146,750
                                                                                --------------
                                                                                       223,442
                                                                                --------------
DIALYSIS CENTERS -- 1.0%
   Davita, Inc.*                                                        3,650          113,697
                                                                                --------------
DISPOSABLE MEDICAL PRODUCTS -- 1.4%
   C. R. Bard, Inc.                                                     2,800          158,564
                                                                                --------------
DISTRIBUTION/WHOLESALE -- 0.8%
   WW Grainger, Inc.                                                    1,600   $       92,240
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
   CIT Group, Inc.                                                      3,800          142,082
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.7%
   ITT Industries, Inc.                                                 1,700          135,983
   Textron, Inc.                                                        2,700          173,529
   The Brink's Co.                                                      3,400          102,578
                                                                                --------------
                                                                                       412,090
                                                                                --------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.9%
   Aramark Corp. Cl. B                                                  4,300          103,802
                                                                                --------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
   Sanmina Corp.*                                                      14,400          101,520
   Solectron Corp.*                                                    12,900           63,855
                                                                                --------------
                                                                                       165,375
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.3%
   Altera Corp.*                                                        3,900           76,323
   International Rectifier Corp.*                                       3,500          120,050
   Microchip Technology, Inc.                                           4,100          110,044
   PMC-Sierra, Inc.* ##                                                 7,300           64,313
                                                                                --------------
                                                                                       370,730
                                                                                --------------
ELECTRONIC CONNECTORS -- 0.7%
   Amphenol Corp. Cl. A*                                                2,300           78,798
                                                                                --------------
ELECTRONIC FORMS -- 0.9%
   Adobe Systems, Inc.                                                  2,000           98,940
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS -- 0.9%
   Agilent Technologies, Inc.*                                          4,700          101,379
                                                                                --------------
ELECTRONIC PARTS DISTRIBUTION -- 0.8%
   Avnet, Inc.*                                                         5,400           92,448
                                                                                --------------
ENTERPRISE SOFTWARE/SERVICES -- 0.7%
   BMC Software, Inc.*                                                  4,800           75,888
                                                                                --------------
ENTERTAINMENT SOFTWARE -- 1.0%
   Activision, Inc.*                                                    8,100          112,347
                                                                                --------------
FIDUCIARY BANKS -- 1.2%
   Investors Financial Services Corp.                                   2,900          130,877
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 0.7%
   E*Trade Financial Corp.*                                             7,300           83,366
                                                                                --------------
FINANCE-OTHER SERVICES -- 0.9%
   Chicago Mercantile Exchange##                                          650          104,845
                                                                                --------------
FINANCIAL GUARANTEE INSURANCE -- 0.9%
   Ambac Financial Group, Inc.                                          1,200           95,940
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

FOOD-WHOLESALE/DISTRIBUTION -- 0.8%
   Supervalu, Inc.                                                      3,400   $       93,670
                                                                                --------------
FORESTRY -- 1.4%
   Weyerhaeuser Co.                                                     2,400          159,552
                                                                                --------------
FUNERAL SERVICES & RELATED ITEMS -- 1.1%
   Service Corp. International* ##                                     19,900          123,579
                                                                                --------------
HUMAN RESOURCES -- 1.0%
   Korn/Ferry International*                                            6,400          116,672
                                                                                --------------
INSTRUMENTS-CONTROLS -- 1.1%
   Parker-Hannifin Corp.##                                              2,100          123,606
                                                                                --------------
INSTRUMENTS-SCIENTIFIC -- 1.4%
   PerkinElmer, Inc.                                                    9,000          154,980
                                                                                --------------
INTERNET SECURITY -- 1.9%
   VeriSign, Inc.*                                                      3,900           77,532
   CheckFree Corp.*                                                     4,800          132,816
                                                                                --------------
                                                                                       210,348
                                                                                --------------
LIFE/HEALTH INSURANCE -- 0.8%
   Lincoln National Corp.                                               1,900           89,300
                                                                                --------------
MACHINERY-CONSTRUCTION & MINING -- 1.1%
   Terex Corp.*                                                         2,900          125,860
                                                                                --------------
MEDICAL INFORMATION SYSTEMS -- 1.2%
   IMS Health, Inc.                                                     5,400          129,168
                                                                                --------------
MEDICAL INSTRUMENTS -- 0.8%
   Biomet, Inc.                                                         1,800           84,384
                                                                                --------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
   Covance, Inc.* ##                                                    3,000          119,910
                                                                                --------------
MEDICAL PRODUCTS -- 1.5%
   Varian Medical Systems, Inc.*                                        5,000          172,850
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS -- 0.8%
   Invitrogen Corp.*                                                    1,700           93,483
                                                                                --------------
MEDICAL-DRUGS -- 0.7%
   Celgene Corp.*                                                       1,400           81,522
                                                                                --------------
MEDICAL-HMO -- 2.6%
   Coventry Health Care, Inc.* ##                                       1,850           98,735
   Humana, Inc.*                                                        4,700           93,906
   WellChoice, Inc.*                                                    2,800          104,524
                                                                                --------------
                                                                                       297,165
                                                                                --------------
MEDICAL-NURSING HOMES -- 1.0%
   Manor Care, Inc.                                                     3,600          107,856
                                                                                --------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS -- 0.6%
   AmeriSource Bergen Corp.                                             1,300           69,823
                                                                                --------------
METAL-COPPER -- 0.7%
   Phelps Dodge Corp.                                                     900   $       82,827
                                                                                --------------
METAL-DIVERSIFIED -- 0.8%
   Freeport-McMoran Copper &
    Gold, Inc. Cl. B                                                    2,300           93,150
                                                                                --------------
MULTI-LINE INSURANCE -- 0.9%
   CNA Financial Corp.*                                                 4,100           98,441
                                                                                --------------
MULTIMEDIA -- 0.6%
   Meredith Corp.                                                       1,400           71,932
                                                                                --------------
NETWORKING PRODUCTS -- 0.9%
   Juniper Networks, Inc.*                                              4,200           99,120
                                                                                --------------
OFFICE FURNISHINGS-ORIGINAL -- 1.0%
   HNI Corp.                                                            2,900          114,782
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
   Kerr-McGee Corp.                                                     2,100          120,225
   Pogo Producing Co.                                                   2,000           94,900
                                                                                --------------
                                                                                       215,125
                                                                                --------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
   Grant Prideco, Inc.*                                                 6,100          124,989
                                                                                --------------
OIL-FIELD SERVICES -- 1.3%
   Baker Hughes, Inc.                                                   3,300          144,276
                                                                                --------------
OPTICAL SUPPLIES -- 1.3%
   Bausch & Lomb, Inc.                                                  2,200          146,190
                                                                                --------------
PAPER & RELATED PRODUCTS -- 2.0%
   Georgia-Pacific Corp.                                                3,800          136,610
   Temple-Inland, Inc.                                                  1,300           87,295
                                                                                --------------
                                                                                       223,905
                                                                                --------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
   Berkley Corp.                                                        3,000          126,480
                                                                                --------------
RETAIL-APPAREL/SHOE -- 1.4%
   Claires Stores, Inc.                                                 3,000           75,120
   Nordstrom, Inc.                                                      2,100           80,304
                                                                                --------------
                                                                                       155,424
                                                                                --------------
RETAIL-AUTO PARTS -- 0.5%
   Pep Boys                                                             4,400           61,600
                                                                                --------------
RETAIL-COMPUTER EQUIPMENT -- 1.0%
   CDW Computer Centers, Inc.                                           1,900          110,257
                                                                                --------------
RETAIL-CONVENIENCE STORE -- 0.7%
   Seven-Eleven, Inc.*                                                  3,800           75,924
                                                                                --------------
RETAIL-DISCOUNT -- 1.0%
   Dollar General Corp.                                                 5,700          114,855
                                                                                --------------
RETAIL-MAJOR DEPARTMENT STORES -- 1.1%
   May Deptartment Stores Co.                                           5,000          128,150
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

RETAIL-REGIONAL DEPARTMENT STORES -- 0.9%
   Federated Department
    Stores, Inc.                                                        2,300   $      104,489
                                                                                --------------
RETAIL-RESTAURANTS -- 2.0%
   Brinker International, Inc.*                                         2,900           90,335
   Yum! Brands, Inc.                                                    3,400          138,244
                                                                                --------------
                                                                                       228,579
                                                                                --------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 1.4%
   Hudson City Bancorp, Inc.##                                          2,600           92,924
   New York Community
    Bancorp, Inc.                                                       3,100           63,674
                                                                                --------------
                                                                                       156,598
                                                                                --------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.5%
   Atmel Corp.* ##                                                     29,300          106,066
   Cypress Semiconductor Corp.*                                         7,500           66,300
                                                                                --------------
                                                                                       172,366
                                                                                --------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
   KLA-Tencor Corp.*                                                    2,000           82,960
                                                                                --------------
STEEL-PRODUCERS -- 1.5%
   United States Steel Corp.                                            4,400          165,528
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 3.1%
   Harris Corp.                                                         2,800          153,832
   Avaya, Inc.*                                                         8,700          121,278
   Tellabs, Inc.*                                                       7,900           72,601
                                                                                --------------
                                                                                       347,711
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.6%
   Corning, Inc.*                                                       5,600           62,048
                                                                                --------------
THERAPEUTICS -- 1.2%
   Imclone Systems, Inc.*                                               1,500           79,275
   MGI Pharma, Inc.*                                                    2,100           56,049
                                                                                --------------
                                                                                       135,324
                                                                                --------------
TOOLS-HAND HELD -- 1.0%
   The Black & Decker Corp.                                             1,400   $      108,416
                                                                                --------------
TOYS -- 0.8%
   Hasbro, Inc.                                                         4,500           84,600
                                                                                --------------
TRANSPORT-AIR FREIGHT -- 0.8%
   CNF, Inc.                                                            2,200           90,178
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $10,405,628)                                                              10,725,761
                                                                                --------------

                                                                  PRINCIPAL
                                                                   AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 11.0%

MONEY MARKET FUNDS -- 6.7%
   Federated Prime Obligations Fund**                          $      753,475          753,475
                                                                                --------------
TIME DEPOSIT -- 4.3%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04                                                  476,900          476,900
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $1,230,375)                                                                1,230,375
                                                                                --------------
TOTAL INVESTMENTS -- 106.3%
   (Cost: $11,636,003)                                                              11,956,136
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (6.3%)                                                                   (705,216)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   11,250,920
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC MID CAP GROWTH FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                         7.4%
Communications                                          8.2
Consumer, Cyclical                                     15.9
Consumer, Non-cyclical                                 17.8
Energy                                                  4.3
Financial                                              12.8
Industrial                                             16.6%
Technology                                             12.3
Short Terms Investments                                11.0
Liabilities in excess of other assets                  (6.3)
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC SMID GROWTH FUND

   MANAGEMENT TEAM: STACEY R. NUTT, PH.D., Lead Portfolio Manager; TODD N. WOLTER, CFA, Portfolio Manager; CARMA WALLACE, CFA, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Portfolio Specialist.

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Systematic SMID Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of U.S. companies with small-mid (SMID) market capitalizations. Generally, small to mid companies are those within the capitalization range of the Russell 2500 Growth Index, as measured at time of purchase.

   MARKET OVERVIEW: U.S. stock markets were choppy during the six months ended September 30, 2004, with major equity indices finishing the period flat to down. In April, stocks traded lower as investors anticipated that the surging U.S. economy would prompt the Federal Reserve to begin the process of normalizing monetary policy. In May and June, strong economic reports offset concerns about higher rates, sparking a rally that left stocks in positive territory for the second quarter. Equities succumbed to selling pressure in July, amid reports of falling retail sales, declining factory orders and lower-than-expected growth in non-farm payrolls. As the summer progressed, equities reversed course once again. Investors sent most market indices higher in September, despite oil prices touching $50 a barrel.

   While the Fed increased the target funds rate to 1.75% in three separate policy actions, rates remained near 40-year lows. In addition, companies reported strong second-quarter operating results, and the outlook for third- and fourth-quarter profits was generally favorable.

   PERFORMANCE: The Fund lost 4.04% during the six months ended September 30, 2004. This compared favorably to the Russell 2500 Growth Index, which declined 5.48%. The Fund has less than a year's performance.

   PORTFOLIO SPECIFICS: While posting a loss this period, the Fund outperformed its benchmark. Sources of relative strength included holdings in the industrials, energy and materials sectors. In these groups, the Fund benefited from a combination of positive stock selection and above-index exposure. Stock selection in the consumer discretionary sector was also beneficial. On the negative side, technology was the worst-performing sector on a relative basis due to unfavorable issue selection.

   At the individual company level, notably strong performers included Tesoro Petroleum, an oil refiner; Coldwater Creek, a retailer of women's apparel; and Century Aluminum, an aluminum producer. Coventry Health Care, a managed health care provider, also performed exceptionally well. The company reported higher-than-expected second-quarter earnings as revenues surged nearly 20% compared to the second quarter of 2003.
   The Fund was broadly diversified at September 30, 2004. With the exception of an overweight in energy and an underweight in technology, all sector weights were within 5% of the index weights.

   MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 2500 Growth Index in both up and down markets.

   Nicholas-Applegate is confident that consistent application of this approach will lead us to companies with strong growth prospects for the Fund.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC SMID GROWTH FUND

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 97.9%

ADVERTISING SERVICES -- 1.0%
   Getty Images, Inc.*                                                    900   $       49,770
                                                                                --------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.2%
   Goodrich Corp.                                                       1,800           56,448
                                                                                --------------
APPLICATIONS SOFTWARE -- 1.3%
   Progress Software Corp.*                                             1,100           21,890
   SS&C Technologies, Inc.                                              2,200           42,966
                                                                                --------------
                                                                                        64,856
                                                                                --------------
AUDIO/VIDEO PRODUCTS -- 0.9%
   Harman International Industries,
    Inc.                                                                  400           43,100
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 3.4%
   Advanced Auto Parts, Inc.*                                           1,000           34,400
   Autoliv, Inc.                                                        1,400           56,560
   Dana Corp.                                                           2,900           51,301
   Tenneco Automotive, Inc.*                                            1,700           22,270
                                                                                --------------
                                                                                       164,531
                                                                                --------------
BROADCAST SERVICES/PROGRAMMING -- 0.5%
   World Wrestling Entertainment,
    Inc.                                                                2,000           24,440
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.4%
   Martin Marietta Materials, Inc.                                        400           18,108
                                                                                --------------
BUILDING-MAINTENANCE & SERVICE -- 0.8%
   ABM Industries, Inc.                                                 2,000           40,300
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 1.9%
   Nextel Partners, Inc. Cl. A*                                         2,400           39,792
   Western Wireless Corp. Cl. A*                                        2,100           53,991
                                                                                --------------
                                                                                        93,783
                                                                                --------------
CIRCUIT BOARDS -- 0.6%
   Park Electrochemical Corp.                                           1,300           27,560
                                                                                --------------
COMMERCIAL BANKS-CENTRAL US -- 1.0%
   Corus Bankshares, Inc.                                               1,100           47,443
                                                                                --------------
COMMERCIAL BANKS-WESTERN US -- 0.8%
   Nara Bancorp, Inc.                                                   2,000           40,300
                                                                                --------------
COMMERCIAL SERVICES-FINANCE -- 0.5%
   ACE Cash Express, Inc.*                                                900           23,436
                                                                                --------------
COMPUTER AIDED DESIGN -- 0.7%
   Autodesk, Inc.                                                         700           34,041
                                                                                --------------
CONSULTING SERVICES -- 0.3%
   Clark, Inc.*                                                         1,100           14,894
                                                                                --------------
DATA PROCESSING/MANAGEMENT -- 1.8%
   The Dun & Bradstreet Corp.*                                          1,500           88,050
                                                                                --------------
DIAGNOSTIC EQUIPMENT -- 0.5%
   Gen-Probe, Inc.*                                                       600   $       23,922
                                                                                --------------
DIALYSIS CENTERS -- 1.2%
   Davita, Inc.*                                                        1,850           57,627
                                                                                --------------
DISTRIBUTION/WHOLESALE -- 0.2%
   Aviall Inc.*                                                           500           10,200
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.9%
   The Brink's Co.                                                      1,400           42,238
                                                                                --------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.4%
   Littlefuse, Inc.*                                                      600           20,718
                                                                                --------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.8%
   Sanmina Corp.*                                                       5,500           38,775
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.8%
   Fairchild Semiconductor
    International, Inc. Cl. A*                                          2,800           39,676
   International Rectifier Corp.*                                       1,300           44,590
   LSI Logic Corp.*                                                     6,900           29,739
   PMC-Sierra, Inc.*                                                    2,900           25,549
                                                                                --------------
                                                                                       139,554
                                                                                --------------
ELECTRONIC CONNECTORS -- 1.0%
   Thomas & Betts Corp.*                                                1,800           48,276
                                                                                --------------
ELECTRONIC PARTS DISTRIBUTION -- 0.8%
   Avnet, Inc.*                                                         2,200           37,664
                                                                                --------------
ENTERTAINMENT SOFTWARE -- 0.9%
   Activision, Inc.*                                                    3,300           45,771
                                                                                --------------
ENVIRON MONITORING & DET -- 1.1%
   Mine Safety Appliances Co.                                           1,300           52,936
                                                                                --------------
FIDUCIARY BANKS -- 1.3%
   Investors Financial Services Corp.                                   1,400           63,182
                                                                                --------------
FILTRATION/SEPARATE PRODUCTS -- 0.5%
   Clarcor, Inc.                                                          500           23,835
                                                                                --------------
FINANCE-AUTO LOANS -- 0.9%
   AmeriCredit Corp.*                                                   2,100           43,848
                                                                                --------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 1.8%
   E*Trade Financial Corp.*                                             2,300           26,266
   Friedman, Billings, Ramsey
    Group                                                               2,200           42,020
   Jefferies Group, Inc.                                                  600           20,682
                                                                                --------------
                                                                                        88,968
                                                                                --------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.9%
   CharterMac                                                           2,100           46,179
                                                                                --------------
FINANCE-OTHER SERVICES -- 0.7%
   Chicago Mercantile Exchange                                            200           32,260
                                                                                --------------
FOOD-BAKING -- 0.6%
   Flowers Foods, Inc.                                                  1,100           28,435
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.8%
   Corn Products International, Inc.                                      800   $       36,880
                                                                                --------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.7%
   Supervalu, Inc.                                                      1,300           35,815
                                                                                --------------
FUNERAL SERVICES & RELATED ITEMS -- 1.8%
   Service Corp. International*                                         8,800           54,648
   Stewart Enterprises, Inc. Cl. A*                                     4,800           33,360
                                                                                --------------
                                                                                        88,008
                                                                                --------------
GAS-DISTRIBUTION -- 0.7%
   UGI Corp.                                                              900           33,534
                                                                                --------------
HOSPITAL BEDS/EQUIPMENT -- 0.7%
   Kinetic Concepts, Inc.*                                                700           36,785
                                                                                --------------
HOTELS & MOTELS -- 0.9%
   Choice Hotels International, Inc.                                      800           46,072
                                                                                --------------
HUMAN RESOURCES -- 3.1%
   Heidrick & Struggles International*                                    900           25,938
   Hewitt Associates, Inc.*                                             1,200           31,752
   Korn/Ferry International*                                            3,400           61,982
   Resources Connection, Inc.*                                            900           34,002
                                                                                --------------
                                                                                       153,674
                                                                                --------------
IDENTIFICATION SYSTEMS/DEVICES -- 0.6%
   Checkpoint Systems, Inc.*                                            1,800           28,026
                                                                                --------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.8%
   Nordson Corp.                                                        1,100           37,763
                                                                                --------------
INSTRUMENTS-CONTROLS -- 0.5%
   Woodward Governor Co.                                                  400           26,996
                                                                                --------------
INSTRUMENTS-SCIENTIFIC -- 1.4%
   PerkinElmer, Inc.                                                    4,100           70,602
                                                                                --------------
INTERNET SECURITY -- 2.2%
   CheckFree Corp.*                                                     2,000           55,340
   McAfee, Inc.*                                                        1,700           34,170
   VeriSign, Inc.*                                                        900           17,892
                                                                                --------------
                                                                                       107,402
                                                                                --------------
INTIMATE APPAREL -- 1.0%
   Warnaco Group, Inc.*                                                 2,100           46,683
                                                                                --------------
LEISURE & RECREATIONAL PRODUCTS -- 1.1%
   Brunswick Corp.                                                      1,200           54,912
                                                                                --------------
MACHINERY-CONSTRUCTION & MINING -- 1.2%
   Joy Global, Inc.                                                     1,000           34,380
   Terex Corp.*                                                           600           26,040
                                                                                --------------
                                                                                        60,420
                                                                                --------------
MACHINERY-ELECTRICAL -- 0.8%
   Regal-Beloit Corp.                                                   1,700           41,123
                                                                                --------------
MACHINERY-GENERAL INDUSTRY -- 1.6%
   Gardner Denver, Inc.*                                                1,300   $       35,841
   Middleby Corp.                                                         800           42,120
                                                                                --------------
                                                                                        77,961
                                                                                --------------
MEDICAL INSTRUMENTS -- 0.4%
   Abaxis, Inc.*                                                        1,700           22,117
                                                                                --------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
   Covance, Inc.*                                                       1,300           51,961
                                                                                --------------
MEDICAL LASER SYSTEMS -- 0.8%
   Lca-Vision, Inc.                                                     1,500           38,685
                                                                                --------------
MEDICAL-BIOMEDICAL/GENETICS -- 0.7%
   Invitrogen Corp.*                                                      600           32,994
                                                                                --------------
MEDICAL-DRUGS -- 2.3%
   Cephalon, Inc.*                                                        800           38,320
   First Horizon Pharmaceutical
    Corp.*                                                              2,100           42,021
   Sepracor, Inc.*                                                        700           34,146
                                                                                --------------
                                                                                       114,487
                                                                                --------------
MEDICAL-HMO -- 2.1%
   Coventry Health Care, Inc.*                                            600           32,022
   Humana, Inc.*                                                        1,900           37,962
   WellChoice, Inc.*                                                      900           33,597
                                                                                --------------
                                                                                       103,581
                                                                                --------------
MEDICAL-HOSPITALS -- 0.5%
   Vca Antech, Inc.*                                                    1,200           24,756
                                                                                --------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 0.8%
   Amedisys, Inc.*                                                      1,300           38,935
                                                                                --------------
METAL-ALUMINUM -- 0.9%
   Century Aluminum Co.*                                                1,600           44,368
                                                                                --------------
METAL-COPPER -- 0.7%
   Southern Peru Copper Corp.                                             700           36,162
                                                                                --------------
MISCELLANEOUS MANUFACTURING -- 1.2%
   Armor Holdings, Inc.*                                                1,400           58,254
                                                                                --------------
MULTIMEDIA -- 0.6%
   Gemstar-TV Guide
    International, Inc.*                                                5,200           29,380
                                                                                --------------
OFFICE FURNISHINGS-ORIGINAL -- 1.0%
   HNI Corp.                                                            1,300           51,454
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.9%
   Clayton Williams Energy, Inc.*                                       1,300           27,859
   Houston Exploration Co.*                                             1,000           59,350
   Meridian Resource Corp.*                                             4,300           37,969
   Plains Exploration & Product
    Company*                                                            1,800           42,948
   Pogo Producing Co.                                                     500           23,725
                                                                                --------------
                                                                                       191,851
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

OIL FIELD MACHINERY & EQUIPMENT -- 2.7%
   Carbo Ceramics, Inc.                                                   500   $       36,070
   Grant Prideco, Inc.*                                                 2,800           57,372
   Universal Compression Holdings,
    Inc.*                                                               1,200           40,884
                                                                                --------------
                                                                                       134,326
                                                                                --------------
OIL REFINING & MARKETING -- 2.0%
   Giant Industries, Inc.*                                              1,200           29,160
   Tesoro Petroleum Corp.*                                              2,300           67,919
                                                                                --------------
                                                                                        97,079
                                                                                --------------
OPTICAL SUPPLIES -- 2.7%
   Advanced Medical Optics, Inc.*                                       1,000           39,570
   Bausch & Lomb, Inc.                                                    600           39,870
   Ocular Sciences, Inc.*                                               1,100           52,767
                                                                                --------------
                                                                                       132,207
                                                                                --------------
PAPER & RELATED PRODUCTS -- 1.0%
   Potlatch Corp.                                                       1,100           51,491
                                                                                --------------
PROPERTY/CASUALTY INSURANCE -- 2.0%
   Berkley Corp.                                                        1,700           71,672
   Landamerica Financial Group, Inc.                                      600           27,300
                                                                                --------------
                                                                                        98,972
                                                                                --------------
RETAIL-APPAREL/SHOE -- 0.6%
   Stein Mart, Inc.*                                                    2,000           30,440
                                                                                --------------
RETAIL-AUTO PARTS -- 0.4%
   Pep Boys                                                             1,400           19,600
                                                                                --------------
RETAIL-CATALOG SHOPPING -- 1.2%
   Coldwater Creek, Inc.*                                               2,750           57,393
                                                                                --------------
RETAIL-CONVENIENCE STORE -- 1.5%
   Seven-Eleven, Inc.*                                                  1,600           31,968
   The Pantry, Inc.*                                                    1,600           40,272
                                                                                --------------
                                                                                        72,240
                                                                                --------------
RETAIL-RESTAURANTS -- 1.1%
   Brinker International, Inc.*                                           900           28,035
   CKE Restaurants, Inc.*                                               2,400           26,520
                                                                                --------------
                                                                                        54,555
                                                                                --------------
RUBBER-TIRES -- 0.7%
   Goodyear Tire & Rubber Co.*                                          3,000           32,220
                                                                                --------------
SAVINGS & LOANS/THRIFTS-SOUTHERN US -- 1.1%
   BankAtlantic Bancorp, Inc. Cl. A                                     1,300           23,816
   Harbor Florida Bancshares, Inc.                                      1,000           31,100
                                                                                --------------
                                                                                        54,916
                                                                                --------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.4%
   Atmel Corp.*                                                        11,900           43,078
   Cypress Semiconductor Corp.*                                         2,800           24,752
                                                                                --------------
                                                                                        67,830
                                                                                --------------
STEEL PIPE &TUBE -- 0.7%
   Maverick Tube Corp.*                                                 1,100   $       33,891
                                                                                --------------
STEEL-PRODUCERS -- 1.0%
   Reliance Steel & Aluminum Co.                                        1,200           47,640
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
   Harris Corp.                                                           500           27,470
   Tellabs, Inc.*                                                       4,400           40,436
                                                                                --------------
                                                                                        67,906
                                                                                --------------
THERAPEUTICS -- 1.0%
   Imclone Systems, Inc.*                                                 400           21,140
   MGI Pharma, Inc.*                                                    1,100           29,359
                                                                                --------------
                                                                                        50,499
                                                                                --------------
TOYS -- 0.7%
   Hasbro, Inc.                                                         1,700           31,960
                                                                                --------------
TRANSPORT-AIR FREIGHT -- 0.7%
   CNF, Inc.                                                              800           32,792
                                                                                --------------
TRANSPORT-MARINE -- 0.8%
   Omi Corp.                                                            2,400           38,448
                                                                                --------------
TRANSPORT-SERVICES -- 1.6%
   Hub Group, Inc. Cl. A*                                               1,500           55,875
   Pacer International, Inc.*                                           1,300           21,320
                                                                                --------------
                                                                                        77,195
                                                                                --------------
WIRE & CABLE PRODUCTS -- 0.3%
   Encore Wire Corp.*                                                   1,300           17,212
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $4,716,336)                                                                4,797,901
                                                                                --------------
                                                                  PRINCIPAL
                                                                   AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.0%

TIME DEPOSIT -- 2.0%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04
    (Cost: $101,243)                                           $      101,243          101,243
                                                                                --------------
TOTAL INVESTMENTS -- 99.9%
   (Cost: $4,817,579)                                                                4,899,144
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1%                                                                   2,925
                                                                                --------------
NET ASSETS -- 100.0%                                                            $    4,902,069
                                                                                ==============

----------
*   Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC SMID GROWTH FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                         3.6%
Communications                                          7.6
Consumer, Cyclical                                     14.7
Consumer, Non-cyclical                                 23.4
Energy                                                  8.6
Financial                                              10.5
Industrial                                             19.9%
Technology                                              8.9
Utilities                                               0.7
Short Terms Investments                                 2.0
Other assets in excess of liabilities                   0.1
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. CONVERTIBLE FUND

   MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Investment Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant.

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

   MARKET OVERVIEW: The CS First Boston Convertible Index posted a 1.14% decline during the six months ended September 30, 2004, as slowing corporate profit growth, higher energy prices and a flattening yield curve weighed on equity prices. With the large-cap S&P 500 Index dipping 0.18% and the small-cap Russell 2000 Index falling 2.40%, convertibles performed as expected, showing good downside protection.

   Throughout the first half of the period, economic reports were generally strong, prompting the Federal Reserve to begin the process of raising short-term interest rates from their lowest levels in more than 40 years. As the period progressed, however, economic data became mixed. This led investors to question the strength of the economy and push the price of the ten-year Treasury security higher.

   Yield-oriented convertibles benefited from the Treasury rally, driving their outperformance of total-return and equity-sensitive issues this period. Larger-cap companies outperformed their smaller-cap counterparts, as smaller companies were more influenced by some of the mixed economic news. This also allowed investment-grade convertibles to outperform non-investment-grade issues for the first time in several quarters.

   PERFORMANCE: During the six-month period ended September 30, 2004, the Fund lost 1.11%. The CS First Boston Convertible Index fell 1.14%.

   PORTFOLIO SPECIFICS: The Fund's holdings in many industries benefited its performance. Energy companies, such as Pride and Valero, posted record earnings on higher oil and gas prices and improved drilling activity. L-3 Communications and FLIR Systems, both defense companies, advanced as procurement spending from the Department of Defense improved dramatically. Health care firms Gilead and Celgene moved higher as product revenues exceeded analysts' expectations.

   In contrast, some issuers negatively impacted the Fund. For example, auto-related companies came under pressure as industry production was pared back, casting uncertainty on monthly sales and future revenue forecasts. In addition, select retailers were down, despite strong profits, on fears that higher energy prices and difficult same-store-sales comparisons would cause future earnings to erode.

   The Fund's conversion premium was 19% as of September 30, 2004, compared to the market's premium of 47%. The Fund continued to be well positioned to participate in the upside of an improving economic environment.

   MARKET OUTLOOK: Convertible securities remain a compelling area of the financial markets for investment. Corporate profits continue to be healthy, companies have improved their balance sheets and default rates are at historic lows.

   We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. CONVERTIBLE FUND CLASS I SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

          1 YEAR                    5 YEARS                           10 YEARS
          14.45%                     4.53%                             11.60%

                         U.S. CONVERTIBLE FUND            CS FIRST BOSTON
                            CLASS I SHARES               CONVERTIBLE INDEX
12/31/1986                  $    250,000.00               $    250,000.00
1/31/1987                   $    274,316.67               $    268,000.00
2/28/1987                   $    285,197.89               $    279,095.20
3/31/1987                   $    282,650.13               $    281,969.88
4/30/1987                   $    278,259.63               $    282,054.47
5/31/1987                   $    280,365.13               $    282,900.63
6/30/1987                   $    283,327.65               $    288,813.26
7/31/1987                   $    299,354.55               $    300,596.84
8/31/1987                   $    305,960.31               $    306,608.78
9/30/1987                   $    298,974.21               $    302,101.63
10/31/1987                  $    232,382.69               $    245,276.31
11/30/1987                  $    235,465.64               $    237,402.94
12/31/1987                  $    242,192.10               $    249,486.75
1/31/1988                   $    244,945.02               $    256,422.48
2/29/1988                   $    252,824.09               $    268,217.92
3/31/1988                   $    256,810.28               $    267,305.98
4/30/1988                   $    265,199.41               $    272,839.21
5/31/1988                   $    265,482.29               $    270,138.10
6/30/1988                   $    277,738.73               $    280,538.42
7/31/1988                   $    274,840.99               $    277,620.82
8/31/1988                   $    271,423.80               $    272,706.93
9/30/1988                   $    277,006.08               $    277,615.66
10/31/1988                  $    280,154.71               $    281,141.37
11/30/1988                  $    285,972.59               $    276,586.88
12/31/1988                  $    290,338.44               $    283,003.70
1/31/1989                   $    309,258.83               $    295,710.57
2/28/1989                   $    315,650.18               $    295,651.42
3/31/1989                   $    324,951.34               $    299,494.89
4/30/1989                   $    335,403.94               $    309,557.92
5/31/1989                   $    344,549.29               $    315,841.95
6/30/1989                   $    343,056.24               $    313,536.30
7/31/1989                   $    356,389.69               $    322,534.79
8/31/1989                   $    362,935.38               $    329,630.56
9/30/1989                   $    363,685.45               $    326,762.77
10/31/1989                  $    358,218.05               $    316,437.07
11/30/1989                  $    366,086.90               $    321,594.99
12/31/1989                  $    372,774.09               $    321,948.75
1/31/1990                   $    365,268.90               $    309,135.19
2/28/1990                   $    378,296.83               $    313,246.68
3/31/1990                   $    390,389.72               $    318,039.36
4/30/1990                   $    378,508.86               $    310,947.08
5/31/1990                   $    413,735.41               $    326,028.01
6/30/1990                   $    412,935.53               $    325,636.78
7/31/1990                   $    407,388.42               $    322,738.61
8/31/1990                   $    386,679.51               $    304,148.87
9/30/1990                   $    365,476.59               $    290,887.98
10/31/1990                  $    351,247.36               $    279,979.68
11/30/1990                  $    368,587.28               $    293,670.69
12/31/1990                  $    379,632.61               $    299,837.77
1/31/1991                   $    399,057.14               $    313,300.49
2/28/1991                   $    421,630.48               $    332,004.52
3/31/1991                   $    436,752.96               $    340,138.64
4/30/1991                   $    438,878.49               $    343,574.04
5/31/1991                   $    463,133.84               $    353,778.18
6/30/1991                   $    444,500.42               $    343,907.77
7/31/1991                   $    466,710.62               $    356,976.27
8/31/1991                   $    486,250.24               $    370,291.48
9/30/1991                   $    492,798.41               $    369,587.93
10/31/1991                  $    497,020.05               $    374,910.00
11/30/1991                  $    492,331.50               $    365,912.16
12/31/1991                  $    525,252.06               $    387,171.65
1/31/1992                   $    535,844.65               $    398,360.91
2/29/1992                   $    541,828.24               $    408,519.12
3/31/1992                   $    528,860.49               $    405,577.78
4/30/1992                   $    515,885.78               $    410,485.27
5/31/1992                   $    525,154.53               $    417,627.71
6/30/1992                   $    509,644.96               $    415,706.63
7/31/1992                   $    514,418.64               $    426,057.72
8/31/1992                   $    515,636.09               $    423,373.56
9/30/1992                   $    529,747.33               $    431,841.03
10/31/1992                  $    542,443.61               $    432,877.45
11/30/1992                  $    563,580.83               $    445,387.61
12/31/1992                  $    576,918.91               $    455,275.21
1/31/1993                   $    590,399.58               $    469,479.80
2/28/1993                   $    569,125.52               $    471,076.03
3/31/1993                   $    600,579.19               $    488,600.06
4/30/1993                   $    607,790.25               $    488,502.34
5/31/1993                   $    632,101.86               $    497,051.13
6/30/1993                   $    652,313.87               $    501,773.11
7/31/1993                   $    658,540.06               $    506,941.38
8/31/1993                   $    696,855.12               $    520,831.57
9/30/1993                   $    709,451.20               $    526,716.97
10/31/1993                  $    727,803.24               $    539,147.49
11/30/1993                  $    711,382.99               $    531,006.36
12/31/1993                  $    733,163.96               $    539,767.96
1/31/1994                   $    758,079.88               $    555,259.31
2/28/1994                   $    749,597.86               $    546,430.68
3/31/1994                   $    716,093.91               $    524,136.31
4/30/1994                   $    710,211.14               $    514,597.03
5/31/1994                   $    703,258.77               $    515,729.14
6/30/1994                   $    683,417.78               $    509,901.40
7/31/1994                   $    692,602.05               $    524,280.62
8/31/1994                   $    706,108.34               $    534,608.95
9/30/1994                   $    697,896.52               $    525,146.37
10/31/1994                  $    696,803.49               $    529,662.63
11/30/1994                  $    676,036.02               $    510,435.88
12/31/1994                  $    677,511.21               $    514,315.19
1/31/1995                   $    672,826.60               $    513,646.58
2/28/1995                   $    681,610.24               $    530,442.82
3/31/1995                   $    701,636.93               $    544,446.52
4/30/1995                   $    709,919.33               $    556,805.45
5/31/1995                   $    723,526.11               $    573,231.21
6/30/1995                   $    751,212.97               $    594,096.83
7/31/1995                   $    786,500.84               $    615,187.27
8/31/1995                   $    799,060.93               $    621,646.73
9/30/1995                   $    817,602.01               $    630,909.27
10/31/1995                  $    804,307.67               $    611,540.35
11/30/1995                  $    821,227.74               $    632,821.96
12/31/1995                  $    828,291.41               $    636,302.48
1/31/1996                   $    851,451.87               $    650,364.76
2/29/1996                   $    875,221.82               $    667,859.58
3/31/1996                   $    888,874.31               $    673,469.60
4/30/1996                   $    912,864.69               $    689,161.44
5/31/1996                   $    941,161.03               $    704,529.74
6/30/1996                   $    920,307.86               $    687,832.38
7/31/1996                   $    870,662.12               $    661,006.92
8/31/1996                   $    924,031.29               $    685,596.38
9/30/1996                   $    967,781.59               $    703,490.44
10/31/1996                  $    969,032.77               $    707,852.08
11/30/1996                  $    994,433.60               $    729,937.07
12/31/1996                  $  1,002,375.72               $    724,389.55
1/31/1997                   $  1,040,721.64               $    747,425.13
2/28/1997                   $  1,026,594.19               $    743,538.52
3/31/1997                   $  1,016,637.71               $    728,147.28
4/30/1997                   $  1,028,182.69               $    735,501.56
5/31/1997                   $  1,081,153.80               $    769,555.29
6/30/1997                   $  1,124,209.80               $    791,949.34
7/31/1997                   $  1,193,276.21               $    835,348.17
8/31/1997                   $  1,178,232.04               $    835,932.91
9/30/1997                   $  1,235,810.18               $    871,209.28
10/31/1997                  $  1,211,066.49               $    847,338.15
11/30/1997                  $  1,214,519.82               $    842,254.12
12/31/1997                  $  1,235,942.36               $    846,970.74
1/31/1998                   $  1,223,825.28               $    846,716.65
2/28/1998                   $  1,281,559.61               $    884,564.88
3/31/1998                   $  1,339,721.60               $    916,497.68
4/30/1998                   $  1,355,533.77               $    924,654.51
5/31/1998                   $  1,324,628.17               $    898,024.46
6/30/1998                   $  1,376,377.08               $    902,694.18
7/31/1998                   $  1,386,306.10               $    882,112.76
8/31/1998                   $  1,185,964.39               $    773,877.52
9/30/1998                   $  1,252,764.46               $    786,569.11
10/31/1998                  $  1,280,030.51               $    814,806.94
11/30/1998                  $  1,361,091.74               $    853,673.23
12/31/1998                  $  1,502,171.25               $    902,417.98
1/31/1999                   $  1,591,232.79               $    931,746.56
2/28/1999                   $  1,512,561.76               $    899,414.95
3/31/1999                   $  1,606,750.81               $    937,550.15
4/30/1999                   $  1,657,498.16               $    975,520.93
5/31/1999                   $  1,630,631.92               $    966,546.14
6/30/1999                   $  1,708,640.29               $  1,008,300.93
7/31/1999                   $  1,657,770.09               $    994,991.36
8/31/1999                   $  1,670,487.64               $    997,976.33
9/30/1999                   $  1,677,943.42               $  1,000,571.07
10/31/1999                  $  1,784,885.96               $  1,035,190.83
11/30/1999                  $  1,946,805.99               $  1,114,693.49
12/31/1999                  $  2,275,956.27               $  1,284,126.90
1/31/2000                   $  2,288,827.61               $  1,264,736.58
2/29/2000                   $  2,673,453.62               $  1,397,533.92
3/31/2000                   $  2,557,757.52               $  1,367,486.94
4/30/2000                   $  2,389,873.82               $  1,300,753.58
5/31/2000                   $  2,237,183.22               $  1,231,033.19
6/30/2000                   $  2,405,318.89               $  1,311,050.34
7/31/2000                   $  2,311,396.91               $  1,271,456.62
8/31/2000                   $  2,550,401.61               $  1,369,231.64
9/30/2000                   $  2,548,504.53               $  1,349,788.55
10/31/2000                  $  2,415,705.95               $  1,287,833.25
11/30/2000                  $  2,062,949.38               $  1,131,876.65
12/31/2000                  $  2,192,212.37               $  1,183,603.41
1/31/2001                   $  2,263,724.36               $  1,253,317.65
2/28/2001                   $  2,040,968.63               $  1,157,188.19
3/31/2001                   $  1,915,234.54               $  1,110,090.63
4/30/2001                   $  2,023,659.66               $  1,184,910.74
5/31/2001                   $  1,988,897.41               $  1,178,156.74
6/30/2001                   $  1,942,291.09               $  1,155,889.58
7/31/2001                   $  1,872,117.99               $  1,133,118.56
8/31/2001                   $  1,818,652.77               $  1,104,110.72
9/30/2001                   $  1,706,249.53               $  1,028,699.96
10/31/2001                  $  1,745,910.13               $  1,054,314.59
11/30/2001                  $  1,804,979.10               $  1,091,637.33
12/31/2001                  $  1,825,174.13               $  1,107,575.23
1/31/2002                   $  1,797,107.62               $  1,093,398.27
2/28/2002                   $  1,769,041.10               $  1,060,596.32
3/31/2002                   $  1,828,954.25               $  1,105,989.84
4/30/2002                   $  1,808,394.57               $  1,084,423.04
5/31/2002                   $  1,786,978.25               $  1,074,012.58
6/30/2002                   $  1,685,341.42               $  1,012,256.86
7/31/2002                   $  1,554,835.50               $    948,990.80
8/31/2002                   $  1,574,713.88               $    955,064.34
9/30/2002                   $  1,534,426.84               $    926,507.92
10/31/2002                  $  1,561,530.67               $    952,913.39
11/30/2002                  $  1,610,492.44               $  1,028,670.01
12/31/2002                  $  1,580,274.48               $  1,017,560.37
1/31/2003                   $  1,577,625.98               $  1,039,132.65
2/28/2003                   $  1,561,734.95               $  1,040,899.18
3/31/2003                   $  1,578,592.83               $  1,056,304.49
4/30/2003                   $  1,658,769.67               $  1,111,760.47
5/31/2003                   $  1,747,855.04               $  1,161,122.64
6/30/2003                   $  1,760,518.96               $  1,168,669.93
7/31/2003                   $  1,791,988.91               $  1,173,928.95
8/31/2003                   $  1,824,358.01               $  1,193,181.38
9/30/2003                   $  1,829,758.86               $  1,199,863.20
10/31/2003                  $  1,946,667.67               $  1,239,098.73
11/30/2003                  $  1,989,262.36               $  1,266,978.45
12/31/2003                  $  2,026,370.96               $  1,302,327.15
1/31/2004                   $  2,104,764.08               $  1,322,903.92
2/29/2004                   $  2,107,498.72               $  1,337,588.15
3/31/2004                   $  2,117,593.62               $  1,343,339.78
4/30/2004                   $  2,073,610.71               $  1,317,413.32
5/31/2004                   $  2,085,522.75               $  1,325,844.77
6/30/2004                   $  2,127,423.26               $  1,339,368.38
7/31/2004                   $  2,050,162.75               $  1,310,170.15
8/30/2004                   $  2,017,051.10               $  1,304,798.45
9/30/2004                   $  2,094,137.99               $  1,328,023.87

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the CS First Boston Convertible Index for the periods indicated. Class I shares have a shareholder services fee of up to ..25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged CS First Boston Convertible Index is a market weighted index representing the universe of convertible securities including convertible preferred stocks or convertible bonds. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. CONVERTIBLE FUND

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND -- 65.2%

APPLICATIONS SOFTWARE -- 1.9%
   Actuant Corp.
    2.000%, 11/15/23                                           $      611,000   $      753,058
                                                                                --------------
CABLE TV -- 1.7%
   Echostar Communication Corp.
    5.750%, 05/15/08                                                  646,000          659,728
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 3.9%
   Nextel Communications, Inc. Cl. A
    5.250%, 01/15/10                                                  285,000          285,356
   Nextel Partners, Inc.
    1.500%, 11/15/08                                                  305,000          691,206
   NII Holdings, Inc.
    3.500%, 09/15/33                                                  326,000          563,572
                                                                                --------------
                                                                                     1,540,134
                                                                                --------------
COMPUTERS -- 1.0%
   Mentor Corp.
    2.750%, 01/01/24                                                  320,000          409,200
                                                                                --------------
COMPUTERS-MEMORY DEVICES -- 0.8%
   Sandisk Corp.
    4.500%, 11/15/06                                                  100,000          318,250
                                                                                --------------
CRUISE LINES -- 1.9%
   Carnival Corp.
    0.000%, 10/24/21                                                  920,000          750,950
                                                                                --------------
DATA PROCESSING/MANAGEMENT -- 1.6%
   Acxiom Corp.
    3.750%, 02/15/09                                                  482,000          643,470
                                                                                --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.1%
   Tyco International Group S.A.
    3.125%, 01/15/23                                                  551,000          827,877
                                                                                --------------
ELECTRIC-INTEGRATED -- 1.8%
   PPL Energy Supply LLC
    2.625%, 05/15/23                                                  659,000          701,835
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.5%
   FLIR Systems, Inc.
    3.000%, 06/01/23                                                  384,000          592,800
                                                                                --------------
ELECTRONICS-MILITARY -- 1.8%
   L-3 Communications Holdings
    4.000%, 09/15/11+                                                 580,000          727,175
                                                                                --------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
   Computer Associates International, Inc.
    1.625%, 12/15/09                                                  442,000          646,978
                                                                                --------------
FINANCE-AUTO LOANS -- 0.7%
   AmeriCredit Corp.
    1.750%, 11/15/23                                                  215,000          280,306
                                                                                --------------
HOTELS & MOTELS -- 1.6%
   Hilton Hotels Corp.
    3.375%, 04/15/23                                           $      590,000   $      651,212
                                                                                --------------
HUMAN RESOURCES -- 1.6%
   Manpower, Inc.
    0.000%, 08/17/21                                                  965,000          630,869
                                                                                --------------
INSTRUMENTS-SCIENTIFIC -- 1.7%
   Fisher Scientific International, Inc.
    2.500%, 10/01/23                                                  487,000          696,410
                                                                                --------------
INTERNET SECURITY -- 2.2%
   Symantec Corp.
    3.000%, 11/01/06                                                  273,000          879,060
                                                                                --------------
MEDICAL-DRUGS -- 5.1%
   Celgene Corp.
    1.750%, 06/01/08                                                  580,000          809,100
   Sepracor, Inc.
    0.000%, 12/15/10                                                  394,000          692,455
   Teva Pharmaceutical Finance
    0.375%, 11/15/22                                                  425,000          549,844
                                                                                --------------
                                                                                     2,051,399
                                                                                --------------
MEDICAL-HMO -- 1.8%
   Sierra Health Services, Inc.
    2.250%, 03/15/23                                                  261,000          702,090
                                                                                --------------
METAL-DIVERSIFIED -- 1.8%
   Inco Ltd.
    0.000%, 03/29/21                                                  677,000          721,005
                                                                                --------------
NETWORKING PRODUCTS -- 0.8%
   Juniper Networks, Inc.
    0.000%, 06/15/08                                                  239,000          327,430
                                                                                --------------
OIL & GAS DRILLING -- 1.7%
   Pride International, Inc.
    2.500%, 03/01/07                                                  529,000          657,944
                                                                                --------------
OIL-FIELD SERVICES -- 1.6%
   Schlumberger, Ltd.
    1.500%, 06/01/23                                                  595,000          654,500
                                                                                --------------
OPTICAL SUPPLIES -- 3.7%
   Advanced Medical Optics, Inc.
    2.500%, 07/15/24                                                  695,000          764,500
   Bausch & Lomb, Inc.
    2.486%, 08/01/23+                                                 527,000          710,960
                                                                                --------------
                                                                                     1,475,460
                                                                                --------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 1.2%
   Artesyn Technologies, Inc.
    5.500%, 08/15/10                                                  314,000          495,335
                                                                                --------------
PRINTING-COMMERCIAL -- 1.2%
   Bowne & Co., Inc.
    5.000%, 10/01/33                                                  447,000          460,969
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND  (Continued)

RENTAL AUTO/EQUIPMENT -- 0.9%
   United Rentals, Inc.
    1.875%, 10/15/23                                           $      405,000   $      374,119
                                                                                --------------
RETAIL-APPAREL/SHOE -- 1.5%
   Gap, Inc.
    5.750%, 03/15/09                                                  494,000          605,150
                                                                                --------------
RETAIL-BUILDING PRODUCTS -- 1.7%
   Lowe's Cos., Inc.
    0.000%, 02/16/21                                                  770,000          696,850
                                                                                --------------
RETAIL-MAJOR DEPARTMENT STORES -- 1.8%
   JC Penney Co., Inc.
    5.000%, 10/15/08                                                  566,000          703,255
                                                                                --------------
RETAIL-MUSIC STORE -- 1.9%
   Guitar Center, Inc.
    4.000%, 07/15/13                                                  531,000          749,374
                                                                                --------------
RUBBER-TIRES -- 1.5%
   Goodyear Tire & Rubber Co. 144A
    4.000%, 06/15/34#                                                 520,000          607,750
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
   Comverse Technology, Inc.
    0.000%, 05/15/23                                                  584,000          713,940
                                                                                --------------
THERAPEUTICS -- 1.9%
   Gilead Sciences Inc.
    2.000%, 12/15/07                                                  455,000          737,669
                                                                                --------------
TOYS -- 1.0%
   Hasbro, Inc.
    2.750%, 12/01/21                                                  385,000          417,725
                                                                                --------------
WEB PORTALS/ISP -- 1.2%
   Yahoo, Inc.
    0.000%, 04/01/08                                                  265,000          465,737
                                                                                --------------
WIRELESS EQUIPMENT -- 1.7%
   Crown Castle International Corp.
    4.000%, 07/15/10                                                  407,000          658,322
                                                                                --------------
TOTAL CONVERTIBLE CORPORATE BOND
   (Cost: $22,602,104)                                                              25,985,335
                                                                                --------------

                                                                  NUMBER OF
                                                                   SHARES
----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 28.2%

AUTO-CARS/LIGHT TRUCKS -- 3.8%
   Ford Motor Co.
    6.500%, 01/15/32                                                   13,592          710,590
   General Motors Corp.
    6.250%, 07/15/33                                                   28,100          791,015
                                                                                --------------
                                                                                     1,501,605
                                                                                --------------

                                                                  NUMBER OF
                                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.9%
   Alamosa Holdings, Inc.
    7.500%, 07/31/13                                           $          610   $      363,953
                                                                                --------------
COAL -- 1.7%
   Arch Coal, Inc.
    5.000%, 12/31/49                                                    7,195          660,591
                                                                                --------------
ELECTRIC-GENERATION -- 1.8%
   AES Trust III
    6.750%, 10/15/29                                                   15,893          703,901
                                                                                --------------
FINANCE-CREDIT CARD -- 1.8%
   Capital One Financial Corp.
    6.250%, 05/17/05                                                   13,461          712,625
                                                                                --------------
FINANCIAL GUARANTEE INSURANCE -- 1.7%
   PMI Group, Inc.
    5.875%, 11/15/06##                                                 25,850          674,685
                                                                                --------------
MEDICAL-DRUGS -- 1.6%
   Schering-Plough Corp.
    6.000%, 09/14/07                                                   11,941          632,276
                                                                                --------------
MEDICAL-HMO -- 1.8%
   Anthem, Inc.
    6.000%, 11/15/04                                                    7,284          729,128
                                                                                --------------
MULTI-LINE INSURANCE -- 1.8%
   Prudential Financial, Inc.
    6.750%, 11/15/04                                                   10,059          702,319
                                                                                --------------
OFFICE AUTOMATION & EQUIPMENT -- 1.7%
   Xerox Corp. 144A
    7.500%, 11/27/21#                                                   8,820          689,062
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
   Chesapeake Energy Corp.
    6.000%, 12/31/49                                                    9,645          775,217
                                                                                --------------
OIL COMPANIES-INTEGRATED -- 2.0%
   Amerada Hess Corp.
    7.000%, 12/01/06                                                    9,775          780,241
                                                                                --------------
OIL REFINING & MARKETING -- 1.9%
   Valero Energy Corp.
    2.000%, 07/01/06                                                   19,245          772,206
                                                                                --------------
REINSURANCE -- 1.1%
   Platinum Underwriters Holdings, Inc.
    7.000%, 11/15/05                                                   14,820          439,042
                                                                                --------------
STEEL-PRODUCERS -- 1.8%
   U.S. Steel Corp.
    7.000%, 06/15/06                                                    5,975          731,191
                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.9%
   Corning, Inc.
    7.000%, 08/16/05                                                      653          371,884
                                                                                --------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost: $8,658,043)                                                               11,239,926
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES         VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 5.3%

DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 1.7%
   Cendant Corp.                                                       30,861   $      666,597
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%
   Apache Corp.                                                        11,640          583,280
   Devon Energy Corp.                                                   6,167          437,919
                                                                                --------------
                                                                                     1,021,199
                                                                                --------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
   Ace, Ltd.                                                           10,127          405,688
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $1,545,990)                                                                2,093,484
                                                                                --------------

                                                                 PRINCIPAL
                                                                   AMOUNT           VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.1%

MONEY MARKET FUNDS -- 0.0%
   Federated Prime Obligations Fund**                          $       26,250   $       26,250
                                                                                --------------
TIME DEPOSIT -- 1.1%
   Wells Fargo Bank Nassau
    1.300%, 10/01/04                                                  425,248          425,248
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $451,498)                                                                    451,498
                                                                                --------------
TOTAL INVESTMENTS -- 99.8%
   (Cost: $33,257,635)                                                              39,770,243
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.2%                                                                  62,885
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   39,833,128
                                                                                ==============

----------
** All of the security is purchased with cash collateral proceeds from securities loans.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at September 30, 2004 was $1,296,812 or 3.26% of net assets.
+ The coupon rate shown on floating rate securities represents the rate at period end.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. CONVERTIBLE FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                         3.6%
Communications                                         15.1
Consumer, Cyclical                                     16.7
Consumer, Non-cyclical                                 21.3
Energy                                                 13.4
Financial                                               8.1
Industrial                                              8.3%
Technology                                              8.6
Utilities                                               3.6
Short Terms Investments                                 1.1
Other assets in excess of liabilities                   0.2
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL SELECT FUND

   MANAGEMENT TEAM: NICHOLAS MELHUISH, Lead Portfolio Manager; PEDRO V. MARCAL, Lead Portfolio Manager.

   CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

   GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

   MARKET OVERVIEW: During the six months ended September 30, 2004, global equity markets posted flat returns, as measured by the MSCI All Country World Index. Markets were generally choppy, moving up and down from month to month within a relatively narrow range. While company fundamentals were attractive, they were obscured by a number of factors, such as:

   - Rapidly rising commodity prices, including crude oil which touched $50 a barrel

   - Rising U.S. interest rates and signs the U.S. economy had hit a soft patch over the summer

   - Uncertainty about whether Chinese policymakers would be able to slow the country's economy without disrupting global growth expectations

   While global equity performance was flat overall, returns varied significantly by country and sector. For example, stocks in Finland and Japan suffered losses, while markets in Norway, Belgium and Ireland registered double-digit increases. Driven by gains in commodity prices, energy and materials companies did well. In contrast, fears of inventory buildup across the information technology sector contributed to steep declines among tech stocks.

   PERFORMANCE: The Fund's Class I Shares lost 3.08% from April 1, 2004 through September 30, 2004. Its benchmark, the MSCI All Country World Index, registered a slight increase of 0.03%.

   PORTFOLIO SPECIFICS: In absolute terms, the Fund's country and sector returns were mixed, similar to the broad market. For example, holdings in Hong Kong and the energy sector rose sharply, while positions in Taiwan and information technology were weak.

   In relative terms, the Fund trailed the index. One reason for this was its emphasis on growth stocks, which were out of favor this period, as its style-neutral benchmark includes both growth and value names. Unfavorable stock selection in Japan, the United Kingdom and among consumer discretionary companies also weighed on relative returns. On a positive note, issue selection in the United States and the health care sector helped relative results. An overweight in Ireland, a country where stocks were up more than 10%, was also favorable.

   Top-performing positions included U.S.-based companies Mine Safety Appliances, a maker of health and safety products, and Burlington Resources, an oil and gas producer. Internet search engine firm Yahoo! also did very well. Yahoo! is benefiting from increased and more sophisticated use of the Internet as an advertising media.

   MARKET OUTLOOK: Near term, we expect the global equity markets to remain choppy given the upcoming U.S. presidential election and geopolitical concerns. That said, we continue to be positive about the longer-term prospects for stock markets worldwide given the favorable earnings environment. We are somewhat concerned by high energy prices, although they appear to be having a smaller-than-expected effect on the global economy.

   Over the remainder of 2004 and beyond, we are confident our focus on investing in companies poised to outpace growth expectations will benefit the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND CLASS I AND II SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEAR                            INCEPTION
          15.89%                     5.08%                              14.64%

                    GLOBAL SELECT FUND         MSCI ALL COUNTRY
                      CLASS I SHARES             WORLD INDEX
9/30/1997               $  250,000                $  250,000
10/31/1997              $  235,000                $  235,125
11/30/1997              $  236,200                $  238,722
12/31/1997              $  247,000                $  241,850
1/31/1998               $  255,800                $  247,170
2/28/1998               $  275,000                $  264,077
3/31/1998               $  296,200                $  275,353
4/30/1998               $  310,400                $  277,941
5/31/1998               $  311,200                $  272,660
6/30/1998               $  325,800                $  277,568
7/31/1998               $  334,000                $  277,651
8/31/1998               $  277,000                $  238,753
9/30/1998               $  286,800                $  243,504
10/31/1998              $  298,200                $  265,736
11/30/1998              $  319,687                $  281,866
12/31/1998              $  361,061                $  294,944
1/31/1999               $  397,187                $  300,961
2/28/1999               $  377,610                $  293,407
3/31/1999               $  413,333                $  306,610
4/30/1999               $  428,469                $  319,856
5/31/1999               $  414,745                $  308,565
6/30/1999               $  463,385                $  323,932
7/31/1999               $  473,678                $  322,603
8/31/1999               $  491,842                $  322,216
9/30/1999               $  507,786                $  318,736
10/31/1999              $  557,636                $  334,864
11/30/1999              $  652,092                $  345,279
12/31/1999              $  828,075                $  374,040
1/31/2000               $  772,143                $  353,880
2/29/2000               $  903,653                $  355,083
3/31/2000               $  870,639                $  378,412
4/30/2000               $  805,975                $  361,421
5/31/2000               $  766,140                $  352,024
6/30/2000               $  816,070                $  363,958
7/31/2000               $  792,060                $  353,257
8/31/2000               $  854,814                $  364,244
9/30/2000               $  789,332                $  344,247
10/31/2000              $  724,941                $  337,499
11/30/2000              $  659,497                $  316,575
12/31/2000              $  702,601                $  321,861
1/31/2001               $  693,118                $  330,004
2/28/2001               $  596,133                $  302,251
3/31/2001               $  554,322                $  281,910
4/30/2001               $  615,099                $  302,433
5/31/2001               $  601,737                $  299,076
6/30/2001               $  594,840                $  289,924
7/31/2001               $  578,030                $  285,343
8/31/2001               $  533,201                $  272,217
9/30/2001               $  472,855                $  247,364
10/31/2001              $  489,235                $  252,608
11/30/2001              $  536,218                $  268,143
12/31/2001              $  559,495                $  270,664
1/31/2002               $  553,891                $  263,248
2/28/2002               $  552,598                $  261,326
3/31/2002               $  589,237                $  273,138
4/30/2002               $  573,288                $  264,479
5/31/2002               $  562,081                $  264,850
6/30/2002               $  515,097                $  248,694
7/31/2002               $  465,958                $  227,828
8/31/2002               $  470,269                $  228,421
9/30/2002               $  437,078                $  203,363
10/31/2002              $  467,682                $  218,331
11/30/2002              $  495,269                $  230,273
12/31/2002              $  454,320                $  219,289
1/31/2003               $  448,285                $  212,886
2/28/2003               $  440,096                $  209,160
3/31/2003               $  442,251                $  208,366
4/30/2003               $  475,872                $  226,973
5/31/2003               $  510,787                $  240,183
6/30/2003               $  522,425                $  244,794
7/31/2003               $  538,805                $  250,228
8/31/2003               $  571,564                $  256,159
9/30/2003               $  561,650                $  257,798
10/31/2003              $  599,151                $  273,447
11/30/2003              $  603,461                $  277,630
12/31/2003              $  632,341                $  295,232
1/31/2004               $  653,031                $  300,281
2/29/2004               $  663,807                $  305,836
3/31/2004               $  671,566                $  304,215
4/30/2004               $  644,841                $  297,218
5/31/2004               $  646,134                $  299,715
6/30/2004               $  659,928                $  305,769
7/31/2004               $  629,324                $  296,076
8/30/2004               $  626,738                $  298,000
9/30/2004               $  650,876                $  304,288

                                                                        SINCE
          1 YEAR                                                      INCEPTION
          15.96%                                                        14.65%

[CHART]

                    GLOBAL SELECT FUND         MSCI ALL COUNTRY
                     CLASS II SHARES              WORLD INDEX
6/30/2003               $  250,000                $  250,000
7/31/2003               $  257,838                $  255,550
8/31/2003               $  273,309                $  261,607
9/30/2003               $  268,771                $  263,281
10/31/2003              $  286,716                $  279,262
11/30/2003              $  288,573                $  283,535
12/31/2003              $  302,599                $  301,511
1/31/2004               $  312,294                $  306,667
2/29/2004               $  317,451                $  312,340
3/31/2004               $  321,163                $  310,685
4/30/2004               $  308,375                $  303,539
5/31/2004               $  309,200                $  306,089
6/30/2004               $  315,800                $  312,272
7/31/2004               $  301,155                $  302,373
8/30/2004               $  299,917                $  304,338
9/30/2004               $  311,675                $  310,759

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I and II shares compared with the Morgan Stanley Capital International All Country World Index ("MSCI ACWI") over the periods indicated. Performance is shown for the Fund's Class I and II shares. Class I and II shares have a shareholder services fee of up to .25% of their average daily net assets. Class II shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACWI Index is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

GLOBAL SELECT FUND

                                                                   NUMBER
                                                                  OF SHARES         VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 97.0%

AUSTRALIA -- 0.8%
   News Corp., Ltd. -- ADR                                             29,600   $      972,952
                                                                                --------------
BRAZIL -- 1.1%
   Petroleo Brasileiro S.A. -- ADR                                     39,100        1,248,072
                                                                                --------------
CANADA -- 1.9%
   Alcan, Inc.                                                         25,100        1,199,780
   Cott Corp.*                                                         32,200          928,648
                                                                                --------------
                                                                                     2,128,428
                                                                                --------------
FRANCE -- 2.9%
   JC Decaux S.A.*                                                     53,447        1,214,775
   Metropole Television M6                                             38,950        1,042,017
   Sanofi -- Synthelabo S.A.##                                         15,500        1,124,258
                                                                                --------------
                                                                                     3,381,050
                                                                                --------------
GERMANY -- 5.4%
   BASF AG                                                             22,104        1,298,535
   Bayer Vereinsbank*                                                  50,359          961,956
   Hypo Real Estate Holding AG*                                        32,959        1,125,715
   SAP AG                                                               9,005        1,403,618
   Siemens AG                                                          19,364        1,418,955
                                                                                --------------
                                                                                     6,208,779
                                                                                --------------
HONG KONG -- 4.9%
   Cheung Kong (Holdings), Ltd.                                       114,000          979,476
   Dah Sing Financial                                                 113,600          815,794
   Dickson Concepts International,
    Ltd.                                                              818,950          798,151
   Jardine Matheson Holdings
    Limited                                                            85,600        1,206,960
   New World Development Co.,
    Ltd.                                                              769,000          724,816
   Sino Land Company, Ltd.                                          1,463,000        1,088,144
                                                                                --------------
                                                                                     5,613,341
                                                                                --------------
INDONESIA -- 0.9%
   Telekomunikasi TBK PT                                            2,224,000        1,007,598
                                                                                --------------
IRELAND -- 3.4%
   Anglo Irish Bank Corp. PLC                                          65,700        1,203,591
   CRH PLC                                                             47,088        1,125,803
   Elan Corporation PLC*                                               31,677          741,219
   Kerry Group A                                                       37,475          826,155
                                                                                --------------
                                                                                     3,896,768
                                                                                --------------
ISRAEL -- 0.6%
   Teva Pharmaceutical Industries,
    Ltd. -- ADR                                                        26,400          685,080
                                                                                --------------
JAPAN -- 7.5%
   Dentsu, Inc.                                                           343          918,069
   Fuji Fire & Marine Insurance                                       319,000        1,010,126
   JSR Corp.                                                           46,300          747,757
   Mitsubishi Estate                                                  103,000        1,074,718
   Mitsubishi Tokyo Financial
    Group, Inc.                                                           147   $    1,225,722
   Mizuho Financial Group, Inc.                                           320        1,202,014
   Nippon Electric Glass Co.                                           38,000          844,713
   Sekisui House, Ltd.                                                 92,000          878,138
   Yamada Denki Co., Ltd.##                                            21,200          730,935
                                                                                --------------
                                                                                     8,632,192
                                                                                --------------
LUXEMBOURG -- 1.0%
   Arcelor S.A.                                                        59,283        1,095,607
                                                                                --------------
MALAYSIA -- 0.7%
   Telekom Malaysia Berhad                                            285,400          841,179
                                                                                --------------
MEXICO -- 1.0%
   America Movil S.A.
    de CV -- Ser L -- ADR                                              28,200        1,100,646
                                                                                --------------
NETHERLANDS -- 2.2%
   ING Groep NV                                                        68,013        1,716,474
   Royal Numico NV*                                                    25,780          820,961
                                                                                --------------
                                                                                     2,537,435
                                                                                --------------
PHILIPPINES -- 0.7%
   Philippine Long Distance
    Telephone Co. -- ADR*                                              31,300          783,752
                                                                                --------------
SOUTH KOREA -- 2.0%
   LG Electronics, Inc.                                                22,480        1,292,380
   Samsung Electronics Co., Ltd.                                        2,630        1,046,062
                                                                                --------------
                                                                                     2,338,442
                                                                                --------------
SWEDEN -- 1.4%
   Telefonaktiebolaget LM
    Ericsson -- ADR* ##                                                50,400        1,574,496
                                                                                --------------
SWITZERLAND -- 3.7%
   Actelion, Ltd.*                                                      8,284          849,165
   Holcim Ltd.-Reg                                                     18,272          963,571
   The Swatch Group AG-Reg                                             35,316          971,494
   UBS AG                                                              20,928        1,473,189
                                                                                --------------
                                                                                     4,257,419
                                                                                --------------
TAIWAN -- 0.7%
   Chinatrust Financial Holding                                       790,000          851,163
                                                                                --------------
THAILAND -- 1.0%
   Bangkok Bank Public Co.* ##                                        482,200        1,100,010
                                                                                --------------
UNITED KINGDOM -- 4.8%
   HSBC Holdings PLC
    (HK Registered)                                                    91,200        1,450,209
   Man Group PLC                                                       38,100          819,742
   Morrison Supermarkets                                              329,234        1,146,848
   Royal Bank of Scotland Group
    PLC                                                                35,302        1,019,536
   WPP Group PLC                                                      109,355        1,018,110
                                                                                --------------
                                                                                     5,454,445
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES         VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

UNITED STATES -- 48.4%
   Allscripts Healthcare Solutions,
    Inc.*                                                              67,600   $      608,400
   American Healthways, Inc.*                                          20,600          599,666
   American International Group,
    Inc.                                                               34,000        2,311,660
   Amgen, Inc.*                                                        21,600        1,224,288
   Apache Corp.                                                        27,200        1,362,992
   Applebee's International, Inc.##                                    34,300          867,104
   Autodesk, Inc.                                                      21,500        1,045,545
   BJ Services Co.                                                     20,100        1,053,441
   Burlington Resources, Inc.                                          33,800        1,379,040
   Cisco Systems, Inc.*                                                82,700        1,496,870
   Citrix Systems, Inc.*                                               49,500          867,240
   Coach, Inc.* ##                                                     30,800        1,306,536
   ConocoPhillips                                                      11,800          977,630
   Dell, Inc.*                                                         38,200        1,359,920
   Exxon Mobil Corp.                                                   60,400        2,919,132
   Fossil, Inc.* ##                                                    26,250          812,175
   Gilead Sciences, Inc.*                                              42,800        1,599,864
   Goodrich Corp.                                                      26,900          843,584
   Halliburton Co.                                                     40,800        1,374,552
   Ingersoll-Rand Co. Cl. A                                            22,700        1,542,919
   Intel Corp.                                                         44,800          898,688
   ITT Industries, Inc.                                                16,700        1,335,833
   J.P. Morgan Chase & Co.                                             39,900        1,585,227
   Jabil Circuit, Inc.*                                                26,100          600,300
   Kinetic Concepts, Inc.* ##                                          20,300        1,066,765
   McDonalds Corp.                                                     40,100        1,124,003
   Microsoft Corp.                                                     95,200        2,632,280
   Mine Safety Appliances Co.##                                        20,500          834,760
   Morgan Stanley Dean
    Witter & Co.                                                       28,400        1,400,120
   Motorola, Inc.                                                     102,400        1,847,296
   Nabors Industries, Ltd.*                                            17,700          838,095
   Praxair, Inc.                                                       38,200        1,632,668
   Procter & Gamble Co.                                                17,700          957,924
   QUALCOMM, Inc.                                                      42,100        1,643,584
   Quiksilver, Inc.*                                                   44,000        1,118,480
   Silicon Laboratories, Inc.*                                         19,000          628,710
   Sybron Dental Specialties* ##                                       31,300          929,297
   Symantec Corp.*                                                     23,100        1,267,728
   Synthes, Inc.*                                                       9,943        1,082,925
   Texas Instuments, Inc.                                              56,500        1,202,320
   Tyco International, Ltd.                                            49,100        1,505,406
   UnitedHealth Group, Inc.                                            21,500        1,585,410
   Wells Fargo & Co.                                                   18,300        1,091,229
   Williams Cos., Inc.##                                               91,272        1,104,391
                                                                                --------------
                                                                                    55,465,997
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $99,433,366)                                                             111,174,851
                                                                                --------------

EQUITY-LINKED SECURITIES -- 1.9%

TAIWAN -- 1.9%
   Credit Suisse FB Taiwan Hon Hai
    Precision Industry Co.,
    Ltd. -- 11/22/04                                                  317,780   $    1,094,434
   Credit Suisse FB United
    Microelectronics
    Corp. -- 01/26/07                                                   6,604            3,982
   Merrill Lynch Asustek
    Computer, Inc.                                                    399,000        1,076,502
                                                                                --------------
                                                                                     2,174,918
                                                                                --------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $2,241,845)                                                                2,174,918
                                                                                --------------

                                                                 PRINCIPAL
                                                                   AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 9.7%

MONEY MARKET FUNDS -- 8.2%
   Federated Prime Obligations
    Fund**                                                     $    9,419,695        9,419,695
                                                                                --------------
TIME DEPOSITS -- 1.5%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04                                                1,655,348        1,655,348
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $11,075,043)                                                              11,075,043
                                                                                --------------
TOTAL INVESTMENTS -- 108.6%
   (Cost: $112,750,254)                                                            124,424,812
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (8.6%)                                                                 (9,874,079)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $  114,550,733
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

GLOBAL SELECT FUND

                                                 PERCENTAGE OF
INDUSTRY                                           NET ASSETS
--------                                         -------------
Basic Materials                                         5.3%
Communications                                         14.7
Consumer, Cyclical                                      6.7
Consumer, Non-cyclical                                 15.3
Diversified                                             1.1
Energy                                                 10.7
Financial                                              22.3%
Industrial                                             15.5
Technology                                              7.3
Short Terms Investments                                 9.7
Liabilities in excess of other assets                  (8.6)
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

   MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Lead Portfolio Manager and Chief Investment Officer; LINDA BA, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; SCOTT R. WILLIAMS, Investment Analyst; MICHAEL J. FREDERICKS, Portfolio Specialist.

   GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

   MARKET OVERVIEW: In non-U.S. developed countries, equity returns were mixed during the six months ended September 30, 2004. While the MSCI EAFE Index eked out a slight increase, performance across countries and sectors was varied.

   Stocks in Japan, a major component of the index, fell during the period. The Japanese economy continued to recover, but the pace of progress appeared to be less than investors had hoped for. In Continental Europe, sluggish economic growth was reflected in equity results that were flat to up slightly in major markets, such as France, Germany and Switzerland. U.K. equities fared better against a backdrop of low unemployment, rising income and robust consumer spending. Returns were strong in several smaller European markets, such as Austria and Belgium, where equities rose more than 10%.

   Rising commodity prices had a big effect on sector returns, with energy and materials stocks posting solid gains. Information technology was the weakest sector by far. Tech stocks tumbled on evidence of softening demand and building inventories.

   PERFORMANCE: During the six months ended September 30, 2004, the Fund's Class I Shares lost 4.77%. The MSCI EAFE Index posted a modest gain of 0.21%.

   PORTFOLIO SPECIFICS: The Fund emphasizes investment in companies with above-average earnings growth prospects. However, its style-neutral benchmark includes both growth and value names. This style difference hurt the Fund's relative performance this period, as international value stocks outperformed their growth counterparts. Issue selection in the United Kingdom, Taiwan and the financials sector also detracted from relative results, as did an overweight in information technology.

   On the plus side, stock selection in Canada, Hong Kong and the consumer discretionary sector helped performance versus the index. For example, among the Fund's best-performing stocks were Canada-based Precision Drilling, a contract driller, and Hong Kong-based Esprit Holdings, a specialty retailer. Hong Kong-based Sino Land and Australia-based WMC Resources were also top performers. Sino Land, a property development, trading and investment firm, benefited from a decline in financing costs. WMC, the fourth-largest global producer of mined nickel, saw its stock price rise sharply in response to high nickel prices.

   MARKET OUTLOOK: We continue to find exciting investment opportunities in developed markets overseas. While the pace of economic activity has moderated in many countries, corporate earnings continue to grow. We are particularly optimistic in our outlook for international growth stocks. Recent analysis we've done suggests that, if history is a guide, value stocks' leadership of the past several years is unlikely to continue much longer.

   Regardless of what the future holds, we remain committed to our bottom-up, stock selection process. By consistently applying our approach, we are confident we will identify companies with superior return potential for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS I, III AND IV SHARES WITH THE MSCI EAFE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
          14.70%                    - 3.02%                             6.39%

                 INTERNATIONAL GROWTH FUND
                      CLASS I SHARES           MSCI EAFE INDEX
12/27/1996              $  250,000                $  250,000
12/31/1996              $  252,400                $  249,475
1/31/1997               $  274,600                $  240,744
2/28/1997               $  277,200                $  244,682
3/31/1997               $  282,600                $  245,568
4/30/1997               $  286,600                $  246,871
5/31/1997               $  313,200                $  262,935
6/30/1997               $  331,200                $  277,436
7/31/1997               $  352,400                $  281,924
8/31/1997               $  334,000                $  260,869
9/30/1997               $  358,600                $  275,482
10/31/1997              $  328,800                $  254,307
11/30/1997              $  325,131                $  251,715
12/31/1997              $  329,722                $  253,910
1/31/1998               $  341,826                $  265,523
2/28/1998               $  365,199                $  282,560
3/31/1998               $  386,902                $  291,261
4/30/1998               $  398,171                $  293,566
5/31/1998               $  407,979                $  292,141
6/30/1998               $  412,779                $  294,353
7/31/1998               $  431,143                $  297,337
8/31/1998               $  369,373                $  260,500
9/30/1998               $  351,843                $  252,514
10/31/1998              $  358,312                $  278,836
11/30/1998              $  379,862                $  293,121
12/31/1998              $  400,734                $  304,685
1/31/1999               $  416,179                $  303,785
2/28/1999               $  399,064                $  296,545
3/31/1999               $  411,796                $  308,923
4/30/1999               $  426,823                $  321,440
5/31/1999               $  410,335                $  304,887
6/30/1999               $  442,685                $  316,773
7/31/1999               $  457,296                $  326,189
8/31/1999               $  464,392                $  327,380
9/30/1999               $  471,488                $  330,675
10/31/1999              $  502,378                $  343,061
11/30/1999              $  567,497                $  354,981
12/31/1999              $  677,509                $  386,841
1/31/2000               $  629,265                $  362,261
2/29/2000               $  705,704                $  372,013
3/31/2000               $  665,814                $  386,434
4/30/2000               $  610,886                $  366,099
5/31/2000               $  578,515                $  357,157
6/30/2000               $  609,633                $  371,125
7/31/2000               $  582,692                $  355,566
8/31/2000               $  606,083                $  358,652
9/30/2000               $  566,819                $  341,189
10/31/2000              $  530,897                $  333,129
11/30/2000              $  504,920                $  320,637
12/31/2000              $  521,115                $  332,033
1/31/2001               $  505,364                $  331,862
2/28/2001               $  462,991                $  306,983
3/31/2001               $  426,165                $  286,519
4/30/2001               $  455,671                $  306,430
5/31/2001               $  441,029                $  295,615
6/30/2001               $  423,281                $  283,526
7/31/2001               $  413,076                $  278,367
8/31/2001               $  395,994                $  271,324
9/30/2001               $  364,270                $  243,839
10/31/2001              $  363,827                $  250,081
11/30/2001              $  371,147                $  259,309
12/31/2001              $  375,362                $  260,839
1/31/2002               $  358,724                $  246,989
2/28/2002               $  361,164                $  248,718
3/31/2002               $  380,909                $  262,173
4/30/2002               $  379,134                $  263,904
5/31/2002               $  378,690                $  267,255
6/30/2002               $  365,823                $  256,618
7/31/2002               $  331,215                $  231,290
8/31/2002               $  328,109                $  230,758
9/30/2002               $  296,385                $  205,975
10/31/2002              $  306,812                $  217,036
11/30/2002              $  315,242                $  226,889
12/31/2002              $  303,263                $  219,266
1/31/2003               $  292,614                $  210,122
2/28/2003               $  288,399                $  205,310
3/31/2003               $  284,628                $  201,430
4/30/2003               $  309,696                $  221,412
5/31/2003               $  329,219                $  235,029
6/30/2003               $  334,987                $  240,834
7/31/2003               $  339,202                $  246,710
8/31/2003               $  352,734                $  252,705
9/30/2003               $  352,512                $  260,539
10/31/2003              $  377,803                $  276,797
11/30/2003              $  380,771                $  282,997
12/31/2003              $  405,459                $  305,127
1/31/2004               $  415,023                $  309,460
2/29/2004               $  420,138                $  316,671
3/31/2004               $  424,142                $  318,571
4/30/2004               $  408,573                $  311,626
5/31/2004               $  408,350                $  312,966
6/30/2004               $  413,911                $  319,945
7/31/2004               $  392,114                $  309,611
8/30/2004               $  393,226                $  311,035
9/30/2004               $  404,347                $  319,215

                                                                        SINCE
          1 YEAR                                                      INCEPTION
          14.98%                                                        6.42%

[CHART]

                 INTERNATIONAL GROWTH FUND
                     CLASS III SHARES          MSCI EAFE INDEX
9/30/2003               $  250,000                $  250,000
10/31/2003              $  267,936                $  265,600
11/30/2003              $  270,234                $  271,549
12/31/2003              $  287,924                $  292,785
1/31/2004               $  294,715                $  296,942
2/29/2004               $  298,348                $  303,861
3/31/2004               $  301,348                $  305,684
4/30/2004               $  290,135                $  299,020
5/31/2004               $  289,977                $  300,306
6/30/2004               $  294,083                $  307,003
7/31/2004               $  278,605                $  297,087
8/30/2004               $  279,395                $  298,453
9/30/2004               $  287,450                $  306,302

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                                                      INCEPTION
          15.17%                                                        6.44%

                 INTERNATIONAL GROWTH FUND
                     CLASS IV SHARES           MSCI EAFE INDEX
9/30/2003               $  250,000                $  250,000
10/31/2003              $  268,093                $  265,600
11/30/2003              $  270,392                $  271,549
12/31/2003              $  287,924                $  292,785
1/31/2004               $  294,873                $  296,942
2/29/2004               $  298,506                $  303,861
3/31/2004               $  301,664                $  305,684
4/30/2004               $  290,451                $  299,020
5/31/2004               $  290,293                $  300,306
6/30/2004               $  294,399                $  307,003
7/31/2004               $  278,921                $  297,087
8/30/2004               $  279,869                $  298,453
9/30/2004               $  287,924                $  306,302

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. Class I, III and IV shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for class I, III and IV shares. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

INTERNATIONAL GROWTH FUND

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 94.9%

AUSTRALIA -- 2.5%
   WMC Resources, Ltd.                                                424,306   $    1,647,375
   Woodside Petroleum Ltd.                                             66,219          935,332
                                                                                --------------
                                                                                     2,582,707
                                                                                --------------
BELGIUM -- 1.0%
   Interbrew                                                           31,460        1,048,728
                                                                                --------------
BRAZIL -- 0.9%
   Empresa Brasiliera de
    Aeronautica S.A. -- ADR                                            34,800          918,720
                                                                                --------------
CANADA -- 2.9%
   ATI Technologies, Inc.*                                             48,900          749,637
   Petro-Canada                                                        12,100          628,544
   Precision Drilling Corp.*                                           27,000        1,552,500
                                                                                --------------
                                                                                     2,930,681
                                                                                --------------
FINLAND -- 1.0%
   Stora Enso OYJ R Shares                                             72,800          983,743
                                                                                --------------
FRANCE -- 8.8%
   BNP Paribas S.A.                                                    16,225        1,047,875
   Dassault Systems S.A.                                               34,337        1,604,363
   Metropole Television M6                                             40,143        1,073,933
   Renault S.A.                                                        13,437        1,098,954
   Sanofi -- Synthelabo S.A.##                                         29,825        2,163,291
   TotalFinaElf S.A.##                                                 10,021        2,041,157
                                                                                --------------
                                                                                     9,029,573
                                                                                --------------
GERMANY -- 5.9%
   Adidas Salomon AG                                                    7,534        1,049,881
   Bayer AG                                                            40,513        1,106,977
   Bayer Vereinsbank*                                                  55,029        1,051,162
   Deutsche Telekom AG*                                                99,665        1,844,381
   Merck KGaA                                                          17,956        1,014,712
                                                                                --------------
                                                                                     6,067,113
                                                                                --------------
GREECE -- 1.0%
   Greek Organization of Football
    Prognostics S.A.                                                   53,260        1,022,662
                                                                                --------------
INDONESIA -- 1.2%
   PT Indosat -- ADR##                                                 50,300        1,207,200
                                                                                --------------
ITALY -- 3.3%
   ENI SpA                                                             42,600          954,482
   Mediaset SpA                                                        48,369          549,079
   Saipem SpA                                                          81,000          910,448
   Telecom Italia Mobile SpA                                          184,200          992,890
                                                                                --------------
                                                                                     3,406,899
                                                                                --------------
JAPAN -- 18.4%
   Asahi Glass Co., Ltd.                                              112,300        1,021,974
   Canon, Inc.                                                         22,400        1,052,779
   Fuji Photo Film Co., Ltd.                                           44,000        1,445,175
   Matsushita Electric Industries                                      75,000        1,000,998
   Mitsubishi Estate##                                                106,000        1,106,020
   Mitsubishi Tokyo Financial
    Group, Inc.                                                            92   $      767,119
   Mitsui O.S.K Lines, Ltd.                                           134,000          803,647
   Mizuho Financial Group, Inc.                                           441        1,656,526
   Shin-Etsu Chemical Co., Ltd.                                        33,800        1,214,426
   Sumitomo Corp.                                                     150,000        1,116,001
   Sumitomo Mitsui Financial
    Group                                                                 286        1,634,805
   T and D Holdings, Inc.*                                             23,550        1,029,905
   Tokyo Gas Co., Ltd.                                                276,000          979,141
   Toppan Printing Co., Ltd.                                           94,000          921,962
   Toyota Motor Corp.                                                  33,200        1,271,188
   UFJ Holdings, Inc.*                                                    190          832,645
   Yamanouchi Pharmaceutical Co.,
    Ltd.                                                               31,300        1,011,006
                                                                                --------------
                                                                                    18,865,317
                                                                                --------------
MALAYSIA -- 1.0%
   Telekom Malaysia Berhad                                            348,600        1,027,453
                                                                                --------------
MEXICO -- 2.2%
   America Movil S.A.
    de CV -- Ser L -- ADR                                              57,100        2,228,613
                                                                                --------------
NETHERLANDS -- 3.7%
   ASM International NV*                                               52,133          696,701
   ING Groep NV                                                        57,006        1,438,685
   Vedior NV                                                          107,999        1,669,978
                                                                                --------------
                                                                                     3,805,364
                                                                                --------------
NORWAY -- 0.5%
   Telenor ASA                                                         70,813          539,132
                                                                                --------------
PHILIPPINES -- 0.8%
   Philippine Long Distance
    Telephone Co. -- ADR*                                              32,200          806,288
                                                                                --------------
REPUBLIC OF CHINA -- 3.4%
   Esprit Holdings Ltd.                                               167,500          857,041
   Hutchison Whampoa, Ltd.                                            135,000        1,056,033
   PetroChina Co., Ltd. -- Ser H                                    1,036,000          554,664
   Sino Land Company, Ltd.                                          1,326,000          986,247
                                                                                --------------
                                                                                     3,453,985
                                                                                --------------
SOUTH KOREA -- 3.3%
   Hyundai Motor Co. --
    GDR 144A#                                                          18,100          414,852
   Hyundai Motor Co., Ltd.                                              8,970          413,640
   LG Electronics, Inc.                                                33,180        1,907,526
   NHN Corp.                                                            8,072          675,062
                                                                                --------------
                                                                                     3,411,080
                                                                                --------------
SPAIN -- 1.5%
   Banco Bilbao Vizcaya
    Argentaria S.A.                                                    70,613          971,731
   Grupo Ferrovial                                                     13,535          604,336
                                                                                --------------
                                                                                     1,576,067
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SWEDEN -- 2.0%
   Telefonaktiebolaget LM
    Ericsson -- ADR*                                                   66,600   $    2,080,584
                                                                                --------------
SWITZERLAND -- 6.0%
   Actelion, Ltd.*                                                      8,135          833,891
   Holcim Ltd.-Reg                                                     18,771          989,886
   Roche Holding AG-Genusschein                                        27,182        2,808,103
   UBS AG                                                              21,744        1,530,630
                                                                                --------------
                                                                                     6,162,510
                                                                                --------------
TAIWAN -- 2.6%
   Asustek Computer,
    Inc. -- GDR 144A#                                                 498,410        1,076,566
   Cathay Financial Holding, Co.*                                     812,000        1,526,560
                                                                                --------------
                                                                                     2,603,126
                                                                                --------------
THAILAND -- 1.1%
   Shin Corp. PCL                                                     662,700          598,310
   TelecomAsia Corp. Public Co.,
    Ltd.*                                                           4,128,600          528,222
                                                                                --------------
                                                                                     1,126,532
                                                                                --------------
UNITED KINGDOM -- 18.9%
   Aegis Group PLC                                                    759,361        1,329,443
   AstraZeneca PLC                                                     34,500        1,414,028
   BPB Industries PLC                                                 194,974        1,510,049
   Carnival PLC                                                        39,438        1,938,988
   George Wimpey PLC                                                  133,710          972,659
   HSBC Holdings PLC                                                  123,160        1,954,519
   Man Group PLC                                                       60,600        1,303,842
   Morrison Supermarkets                                              565,062        1,968,328
   Next PLC                                                            45,568        1,346,532
   Reckitt Benckiser PLC                                               24,721          605,697
   Royal Bank of Scotland Group
    PLC                                                                61,512        1,776,492
   United Business Media PLC                                          196,793        1,662,128
   Vodafone Group PLC                                                 654,996        1,567,490
                                                                                --------------
                                                                                    19,350,195
                                                                                --------------
UNITED STATES -- 1.0%
   Synthes, Inc.*                                                       9,539        1,038,924
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $88,786,376)                                                              97,273,196
                                                                                --------------

PREFERRED STOCK -- 1.6%

GERMANY -- 1.6%
   ProSiebenSat.1 Media AG
    (Cost: $1,591,454)                                                 90,040        1,643,896
                                                                                --------------

COMMON STOCK AND EQUIVILANTS -- 0.0%

HONG KONG -- 0.0%
   Hutchison Whampoa, Ltd.                                              1,800   $            0
                                                                                --------------
    (Cost: $0)                                                          1,800                0
                                                                                --------------

EQUITY-LINKED SECURITIES -- 0.8%

TAIWAN -- 0.8%
   Credit Suisse FB
    United Microelectronics
    Corp. -- 01/26/07                                                   7,866            4,743
   Credit Suisse FB Yageo
    Corp. 9/15/04*                                                  2,079,000          779,625
                                                                                --------------
                                                                                       784,368
                                                                                --------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $1,107,378)                                                                  784,368
                                                                                --------------

                                                                 PRINCIPAL
                                                                  AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 7.4%

MONEY MARKET FUNDS -- 5.3%
   Federated Prime Obligations
    Fund**                                                     $    5,449,918        5,449,918
                                                                                --------------
TIME DEPOSITS -- 2.1%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04                                                2,119,516        2,119,516
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $7,569,434)                                                                7,569,434
                                                                                --------------
TOTAL INVESTMENTS -- 104.7%
   (Cost: $99,054,642)                                                             107,270,894
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (4.7%)                                                                 (4,812,203)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $  102,458,691
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at September 30, 2004 was $1,491,418 or 1.46% of net assets.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

INTERNATIONAL GROWTH FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                        4.9%
Communications                                        19.9
Consumer, Cyclical                                    12.1
Consumer, Non-cyclical                                16.0
Diversified                                            1.0
Energy                                                 7.4
Financial                                             20.2
Industrial                                            10.8%
Technology                                             4.0
Utilities                                              1.0
Short Term Investments                                 7.4
Liabilities in excess of other assets                 (4.7)
                                                     -----
NET ASSETS                                           100.0%
                                                     =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

   MANAGEMENT TEAM: CHRISTOPHER A. HERRERA, Portfolio Manager; LINDA BA, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; SCOTT R. WILLIAMS, Investment Analyst; MICHAEL J. FREDERICKS, Portfolio Specialist

   CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

   GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 25% of publicly traded companies as measured by the market capitalization in each country.

   MARKET OVERVIEW: International small-cap stocks registered small gains during the six months ended September 30, 2004. Equity prices traded in a narrow range throughout the period, rising and falling from month to month. Several factors contributed to choppy market conditions, including:

   - Renewed rise in commodity prices after prices had stabilized in the second quarter

   -  Signs that Chinese and U.S. economic growth were starting to moderate

   Japanese stocks came under pressure on concerns of slowing growth in China and the United States, the two main destinations for Japan's exports. In contrast, Australian equities posted solid gains. This was largely due to the soaring price of energy and metals, of which the country is a net exporter.

   PERFORMANCE: Between April 1, 2004 and September 30, 2004, the Fund's Class I Shares registered a minor decline of 0.34%. The Citigroup World ex-U.S. EMI posted a small gain of 0.94%.

   PORTFOLIO SPECIFICS: During the period, investors preferred international small-cap value stocks over their growth counterparts. This hurt the Fund's relative return since, consistent with our philosophy, the Fund's holdings are concentrated in growth issues while its style-neutral benchmark represents a blend of growth and value names. Stock selection in the United Kingdom was also unfavorable, as was an overweight in information technology stocks, which trailed the broad small-cap market.

   In contrast, issue selection in Norway and the transportation sector was positive. Norway-based Frontline, an oil tanker company, was one of the Fund's best-performing names. Frontline is benefiting from favorable industry dynamics, as demand for ships is outpacing vessel capacity. Issue selection in Singapore and the consumer non-cyclicals group also boosted relative performance.

   As a result of our stock-by-stock investment decisions, holdings tended to move away from early-stage cyclical growth companies toward later-cycle companies during the period. For example, the Fund's exposure to the materials sector decreased, while its health care exposure increased.

   MARKET OUTLOOK: Our outlook for international small-cap stocks is favorable. Recently, the Bank of Japan's TANKAN survey of business confidence rose to its highest level in 13 years. While economic growth in Europe has been weak, we expect the European Central Bank to maintain interest rates at their present low levels for some time.

   We are especially positive about the return prospects of international small-cap growth stocks, as valuations are at attractive levels compared to historical averages. This bodes well for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS I AND II SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

          1 YEAR                    5 YEARS                           10 YEARS
          26.31%                     6.24%                             13.96%

                 INTERNATIONAL GROWTH OPPORTUNITIES      CITIGROUP WORLD
                        FUND CLASS I SHARES                 EX-US EMI
12/31/1994                  $    276,653                    $  267,870
1/31/1995                   $    265,298                    $  259,172
2/28/1995                   $    259,724                    $  255,369
3/31/1995                   $    270,253                    $  266,269
4/30/1995                   $    281,195                    $  274,252
5/31/1995                   $    277,892                    $  269,451
6/30/1995                   $    274,382                    $  266,138
7/31/1995                   $    292,344                    $  281,651
8/31/1995                   $    289,247                    $  274,516
9/30/1995                   $    293,376                    $  276,662
10/31/1995                  $    282,641                    $  268,698
11/30/1995                  $    285,944                    $  271,541
12/31/1995                  $    293,257                    $  281,952
1/31/1996                   $    297,214                    $  286,979
2/29/1996                   $    300,963                    $  291,441
3/31/1996                   $    313,460                    $  298,162
4/30/1996                   $    327,206                    $  313,864
5/31/1996                   $    330,331                    $  311,322
6/30/1996                   $    333,246                    $  311,360
7/31/1996                   $    319,500                    $  299,574
8/31/1996                   $    322,624                    $  302,605
9/30/1996                   $    329,914                    $  304,300
10/31/1996                  $    330,955                    $  303,095
11/30/1996                  $    346,856                    $  308,065
12/31/1996                  $    346,835                    $  302,398
1/31/1997                   $    356,599                    $  295,865
2/28/1997                   $    361,268                    $  300,836
3/31/1997                   $    361,481                    $  296,844
4/30/1997                   $    359,358                    $  292,420
5/31/1997                   $    383,980                    $  311,172
6/30/1997                   $    409,452                    $  318,194
7/31/1997                   $    425,796                    $  313,374
8/31/1997                   $    408,178                    $  300,007
9/30/1997                   $    437,258                    $  305,335
10/31/1997                  $    406,268                    $  293,267
11/30/1997                  $    398,120                    $  280,164
12/31/1997                  $    395,704                    $  273,970
1/31/1998                   $    405,100                    $  285,398
2/28/1998                   $    446,979                    $  306,691
3/31/1998                   $    495,301                    $  321,112
4/30/1998                   $    521,878                    $  323,560
5/31/1998                   $    534,764                    $  329,584
6/30/1998                   $    536,107                    $  319,964
7/31/1998                   $    547,289                    $  317,761
8/31/1998                   $    460,817                    $  278,771
9/30/1998                   $    454,523                    $  271,503
10/31/1998                  $    472,584                    $  290,688
11/30/1998                  $    505,474                    $  300,007
12/31/1998                  $    539,504                    $  307,256
1/31/1999                   $    582,111                    $  306,314
2/28/1999                   $    571,044                    $  300,365
3/31/1999                   $    584,324                    $  311,661
4/30/1999                   $    619,184                    $  328,549
5/31/1999                   $    595,114                    $  319,926
6/30/1999                   $    660,961                    $  330,827
7/31/1999                   $    717,955                    $  343,215
8/31/1999                   $    764,712                    $  348,524
9/30/1999                   $    787,399                    $  347,696
10/31/1999                  $    841,073                    $  344,232
11/30/1999                  $  1,033,636                    $  355,980
12/31/1999                  $  1,230,678                    $  379,476
1/31/2000                   $  1,269,363                    $  370,100
2/29/2000                   $  1,604,446                    $  385,595
3/31/2000                   $  1,424,659                    $  387,157
4/30/2000                   $  1,278,826                    $  363,511
5/31/2000                   $  1,196,725                    $  357,222
6/30/2000                   $  1,290,515                    $  380,380
7/31/2000                   $  1,254,056                    $  367,332
8/31/2000                   $  1,315,006                    $  378,629
9/30/2000                   $  1,233,183                    $  360,348
10/31/2000                  $  1,138,002                    $  340,448
11/30/2000                  $  1,028,242                    $  326,440
12/31/2000                  $  1,081,308                    $  340,297
1/31/2001                   $  1,059,500                    $  343,648
2/28/2001                   $    992,259                    $  330,149
3/31/2001                   $    886,127                    $  304,034
4/30/2001                   $    939,920                    $  325,743
5/31/2001                   $    933,378                    $  324,961
6/30/2001                   $    886,854                    $  313,295
7/31/2001                   $    864,683                    $  305,086
8/31/2001                   $    831,244                    $  304,080
9/30/2001                   $    745,830                    $  265,036
10/31/2001                  $    773,453                    $  275,955
11/30/2001                  $    788,355                    $  286,469
12/31/2001                  $    799,259                    $  286,927
1/31/2002                   $    777,815                    $  280,386
2/28/2002                   $    783,630                    $  285,601
3/31/2002                   $    825,792                    $  304,165
4/30/2002                   $    829,790                    $  310,309
5/31/2002                   $    846,146                    $  321,883
6/30/2002                   $    806,528                    $  310,263
7/31/2002                   $    738,560                    $  283,146
8/31/2002                   $    730,564                    $  281,193
9/30/2002                   $    663,323                    $  255,604
10/31/2002                  $    665,504                    $  260,358
11/30/2002                  $    685,131                    $  269,783
12/31/2002                  $    676,044                    $  266,006
1/31/2003                   $    651,692                    $  259,995
2/28/2003                   $    641,152                    $  255,809
3/31/2003                   $    632,065                    $  254,120
4/30/2003                   $    684,404                    $  279,075
5/31/2003                   $    744,376                    $  302,768
6/30/2003                   $    759,641                    $  313,063
7/31/2003                   $    784,720                    $  323,519
8/31/2003                   $    829,427                    $  338,563
9/30/2003                   $    843,965                    $  354,306
10/31/2003                  $    934,468                    $  379,816
11/30/2003                  $    947,189                    $  386,121
12/31/2003                  $  1,002,436                    $  409,481
1/31/2004                   $  1,037,329                    $  423,608
2/29/2004                   $  1,059,500                    $  436,994
3/31/2004                   $  1,069,677                    $  448,006
4/30/2004                   $  1,039,873                    $  435,104
5/31/2004                   $  1,037,329                    $  436,627
6/30/2004                   $  1,078,037                    $  451,908
7/31/2004                   $  1,027,152                    $  434,284
8/30/2004                   $  1,025,698                    $  437,411
9/30/2004                   $  1,066,042                    $  452,239

          1 YEAR                                                      SINCE INCEPTION
          26.47%                                                           10.67%

[CHART]

                INTERNATIONAL GROWTH OPPORTUNITIES       CITIGROUP WORLD
                       FUND CLASS II SHARES                 EX-US EMI
6/30/2003                   $  250,000                      $  250,000
7/31/2003                   $  258,254                      $  258,350
8/31/2003                   $  273,086                      $  270,363
9/30/2003                   $  277,871                      $  282,935
10/31/2003                  $  307,775                      $  303,307
11/30/2003                  $  311,962                      $  308,341
12/31/2003                  $  330,263                      $  326,996
1/31/2004                   $  341,746                      $  338,277
2/29/2004                   $  349,163                      $  348,967
3/31/2004                   $  352,512                      $  357,761
4/30/2004                   $  342,584                      $  347,457
5/31/2004                   $  341,866                      $  348,674
6/30/2004                   $  355,383                      $  360,877
7/31/2004                   $  338,636                      $  346,803
8/30/2004                   $  338,756                      $  349,300
9/30/2004                   $  351,435                      $  361,141

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I and II shares compared with the Citigroup World ex-US EMI Index for the periods indicated. Class I and II shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I and II shares. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results. The Citigroup (formerly Salomon Smith Barney) World ex-US Extended Market Index (EMI) is a world market capitalization weighted index measuring capital appreciation excluding the U.S. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. Company eligibility is determined based upon market capitalization and investability criteria, representing capitalizations equal to or greater than US $100 Million. The index is unmanaged and does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. The EMI defines the small-capitalization stock universe or bottom 20% of the available capital and includes approximately 75% of the Broad Market Index issues.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK AND EQUIVILANTS -- 95.1%

AUSTRALIA -- 0.7%
   Bluescope Steel, Ltd.                                              103,522   $      652,380
                                                                                --------------
AUSTRIA -- 2.6%
   Erste Bank Der Oester
    Spark AG                                                           24,560        1,021,868
   Wienberger AG                                                       33,254        1,247,304
                                                                                --------------
                                                                                     2,269,172
                                                                                --------------
BELGIUM -- 5.1%
   AGfa Gevaer NV                                                      34,182          991,302
   Barco New NV                                                         7,879          677,172
   Colruyt Rights                                                       6,300            8,372
   Colruyt S.A.##                                                       6,300          884,180
   Mobistar S.A.*                                                      16,600        1,185,489
   UCB S.A.                                                            15,014          799,414
                                                                                --------------
                                                                                     4,545,929
                                                                                --------------
CANADA -- 4.2%
   Agf Management, Ltd. Cl. B                                          31,103          399,371
   Cognos, Inc.*                                                       19,400          689,088
   IPSO, Inc.                                                          26,700          744,110
   Precision Drilling Corp.*                                           20,900        1,201,750
   Rona, Inc.*                                                         26,500          706,499
                                                                                --------------
                                                                                     3,740,818
                                                                                --------------
DENMARK -- 3.3%
   GN Store Nord AS                                                   102,500        1,034,991
   H. Lundbeck A/S                                                     36,000          651,913
   ISS A/S                                                             12,000          635,890
   Jyske Bank-Reg*                                                      9,450          615,111
                                                                                --------------
                                                                                     2,937,905
                                                                                --------------
FINLAND -- 2.7%
   Nokian Renkaat OYJ                                                  10,480        1,138,914
   Tietoenator OYJ                                                     44,800        1,297,562
                                                                                --------------
                                                                                     2,436,476
                                                                                --------------
FRANCE -- 6.6%
   Dassault Systems S.A.                                               15,369          718,102
   Elior                                                              126,302        1,118,462
   Gemplus International S.A.*                                        381,139          714,796
   Geophysique Cie Generale*                                            6,968          466,897
   Ipsos                                                                2,511          238,266
   JC Decaux S.A.* ##                                                  38,356          871,778
   Neopost S.A.                                                        19,627        1,260,277
   Seb S.A.##                                                           5,241          506,425
                                                                                --------------
                                                                                     5,895,003
                                                                                --------------
GERMANY -- 6.0%
   Continental AG                                                      10,484          569,023
   Freenet.De AG*                                                      29,611          528,484
   GPC Biotech AG*                                                     24,157          327,033
   Heidelberger Druckmaschin*                                          37,166        1,107,844
   Hypo Real Estate Holding AG*                                        60,349   $    2,061,220
   Schwarz Pharma AG                                                   21,213          786,444
                                                                                --------------
                                                                                     5,380,048
                                                                                --------------
GREECE -- 0.8%
   Cosmote Mobile
    Communications S.A. -- Reg                                         43,070          709,316
                                                                                --------------
IRELAND -- 3.8%
   Anglo Irish Bank Corp. PLC                                          92,700        1,698,218
   Grafton Group PLC*                                                  82,600          768,393
   Kerry Group A                                                       43,363          955,959
                                                                                --------------
                                                                                     3,422,570
                                                                                --------------
ITALY -- 2.4%
   Buzzi Unicem SpA                                                    87,094        1,150,937
   Saipem SpA                                                          87,800          986,881
                                                                                --------------
                                                                                     2,137,818
                                                                                --------------
JAPAN -- 20.3%
   Bank of Fukuoka, Ltd.                                              233,000        1,111,990
   Bank of Yokohama, Ltd.                                             141,000          757,356
   Circle K Sunkus Co. Ltd.*                                           27,200          658,930
   Familymart Co., Ltd.                                                23,900          640,788
   Fuji Fire & Marine Insurance                                       191,000          604,809
   Funai Electric Co., Ltd.                                             5,400          728,068
   Hogy Medical Co., Ltd.##                                            13,200          541,342
   Hokuhoku Financial Group, Inc.                                     477,000          995,418
   Hokuto Corp.                                                        31,500          501,588
   Japan General Estate Co., Ltd.                                      40,000          394,502
   JSR Corp.                                                           31,500          508,733
   Kinden Corp.##                                                     115,000          718,913
   Kobe Steel, Ltd.                                                   560,000          812,957
   Komeri Co., Ltd.                                                    30,800          669,292
   Leopalace 21 Corp.                                                  35,400          653,622
   Marubeni Corp.                                                     425,000        1,125,981
   Mitsui Mining & Smelting Co.                                       196,000          764,687
   Nippon Electric Glass Co.                                           48,000        1,067,005
   Sega Corp.*                                                         65,000          878,147
   Shima Seiki Manufacturing, Ltd.                                      9,100          285,678
   Sumitomo Bakelite Co. Ltd.                                          97,000          584,385
   Taiyo Yuden Co., Ltd.##                                             42,000          435,186
   Teijin, Ltd.                                                       282,000        1,008,102
   Umc Japan* ##                                                          591          297,605
   Uni-Charm Corp.                                                     27,900        1,382,153
                                                                                --------------
                                                                                    18,127,237
                                                                                --------------
LUXEMBOURG -- 0.9%
   SBS Broadcasting S.A.*                                              23,800          801,108
                                                                                --------------
NETHERLANDS -- 2.2%
   Aalberts Industries                                                 20,100          730,203
   ASM International NV*                                               34,534          461,510
   Vedior NV                                                           48,518          750,229
                                                                                --------------
                                                                                     1,941,942
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK AND EQUIVILANTS  (Continued)

NORWAY -- 4.6%
   Frontline, Ltd.                                                     26,450   $    1,239,690
   Golar LNG, Ltd.*                                                    48,100          757,424
   Ship Finance International, Ltd.                                     2,645           53,165
   Smedvig ASA##                                                       71,400          933,403
   Storebrand ASA                                                     150,800        1,136,909
                                                                                --------------
                                                                                     4,120,591
                                                                                --------------
PANAMA -- 1.0%
   Banco Latinoamericano de
    Exportaciones S.A.                                                 57,000          874,950
                                                                                --------------
REPUBLIC OF CHINA -- 3.7%
   Dah Sing Financial                                                  96,400          692,276
   Hong Kong Exchanges &
    Clearing                                                          326,000          739,954
   Kingboard Chemical Holdings
    Ltd.                                                              232,000          477,504
   New World Development Co.,
    Ltd.                                                              768,000          723,873
   Wing Hang Bank, Ltd.                                                98,000          640,929
                                                                                --------------
                                                                                     3,274,536
                                                                                --------------
SINGAPORE -- 1.9%
   Hi-P International, Ltd.                                           834,000          847,078
   Keppel Corp., Ltd.                                                 175,000          821,157
                                                                                --------------
                                                                                     1,668,235
                                                                                --------------
SOUTH KOREA -- 1.0%
   Industrial Bank of Korea                                           151,020          927,235
                                                                                --------------
SPAIN -- 4.0%
   Amadeus Global Travel
    Distribution S.A. Cl. A                                           104,935          830,197
   Antena 3 De Television S.A.*                                         8,106          482,442
   Cortefiel S.A.                                                      78,200          904,228
   Red Electrica De Espana S.A.                                        71,200        1,295,505
                                                                                --------------
                                                                                     3,512,372
                                                                                --------------
SWEDEN -- 2.5%
   Eniro AB                                                           137,900        1,193,333
   Getinge AB-B Shares                                                 87,200        1,060,026
                                                                                --------------
                                                                                     2,253,359
                                                                                --------------
SWITZERLAND -- 4.2%
   Actelion, Ltd.*                                                      6,840          701,145
   Geberit AG-Reg                                                       1,488        1,155,890
   Nobel Biocare Holding AG                                             6,104          947,105
   SGS Societe Generale de
    Surveillance Holding S.A.                                           1,700          932,570
                                                                                --------------
                                                                                     3,736,710
                                                                                --------------
THAILAND -- 0.2%
   Krung Thai Bank, Ltd.                                            1,040,100          203,375
                                                                                --------------
UNITED KINGDOM -- 10.4%
   Acambis PLC*                                                       139,399   $      769,361
   BPB Industries PLC                                                 140,051        1,084,677
   Burberry Group PLC                                                  87,449          589,456
   Close Brothers Group PLC                                            56,644          709,814
   Cobham PLC                                                          36,000          867,715
   De Vere Group PLC                                                  114,062          891,652
   Kesa Electricals PLC                                               213,947        1,095,628
   Man Group PLC                                                       37,923          815,934
   Punch Taverns PLC                                                   91,372          833,325
   Taylor Woodrow                                                     178,026          848,052
   United Business Media PLC                                           84,851          716,658
                                                                                --------------
                                                                                     9,222,272
                                                                                --------------
TOTAL COMMON STOCK AND EQUIVILANTS
   (Cost: $69,871,174)                                                              84,791,357
                                                                                --------------

PREFERRED STOCK -- 1.2%

GERMANY -- 1.2%
   ProSiebenSat.1 Media AG
    (Cost: $625,003)                                                   58,603        1,069,938
                                                                                --------------

WARRANTS -- 0.0%

REPUBLIC OF CHINA -- 0.0%
   Kingboard Chemical Holdings                                         25,600                0
                                                                                --------------
    (Cost: $0)                                                         25,600                0
                                                                                --------------

                                                                  PRINCIPAL
                                                                   AMOUNT
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.6%

MONEY MARKET FUNDS -- 4.3%
   Federated Prime Obligations
    Fund**                                                     $    3,836,561        3,836,561
                                                                                --------------
TIME DEPOSITS -- 0.3%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04                                                  262,464          262,464
                                                                                --------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $4,099,025)                                                                4,099,025
                                                                                --------------
TOTAL INVESTMENTS -- 100.9%
   (Cost: $74,595,202)                                                              89,960,320
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.9%)                                                                   (836,803)
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   89,123,517
                                                                                ==============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                        5.2%
Communications                                         9.8
Consumer, Cyclical                                    15.8
Consumer, Non-cyclical                                14.3
Diversified                                            0.9
Energy                                                 3.9
Financial                                             19.2
Industrial                                            19.7%
Technology                                             6.1
Utilities                                              1.4
Short Term Investments                                 4.6
Liabilities in excess of other assets                 (0.9)
                                                     -----
NET ASSETS                                           100.0%
                                                     =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING COUNTRIES FUND

   MANAGEMENT TEAM: ANDREW BEAL, Lead Portfolio Manager; LINDA BA, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; SCOTT R. WILLIAMS, Investment Analyst; MICHAEL J. FREDERICKS, Portfolio Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

   MARKET OVERVIEW: From April 1, 2004 through September 30, 2004, stocks in developing countries posted modest declines. Losses were concentrated in the first four months of the period and were largely due to concerns about:

   - Higher interest rates in the United States, as emerging market equities have historically been very sensitive to rising rates in developed markets

   - Chinese officials' efforts to curb the country's booming growth and its impact on commodity-oriented companies in developing nations

   Later in the period, emerging market equities reversed course, posting strong gains in August and September. Investors appeared to have become more comfortable with the outlook for emerging markets, as well as China's ability to engineer a "soft landing" for its economy.

   PERFORMANCE: The Fund's Class I Shares were down 7.41% during the six months ended September 30, 2004. The MSCI Emerging Markets Index lost 2.10%.

   PORTFOLIO SPECIFICS: Emerging market growth stocks underperformed their value counterparts this period, which hurt performance versus the benchmark. Consistent with our investment philosophy, the Fund's holdings are concentrated in growth stocks. In contrast, the style-neutral MSCI Emerging Markets Index includes a mix of growth and value names. Stock selection in Russia, Taiwan and the energy sector also negatively impacted the Fund's relative return.

   On a positive note, issue selection in South Korea and the consumer discretionary sector helped performance versus the index. For example, Edgars Consolidated, a South African department store chain, was one of the Fund's best-performing holdings. Edgars benefited from several positive influences, including market share gains and the continued strength of the South African consumer.

   MARKET OUTLOOK: Despite near-term losses, our longer-term outlook for emerging market equities is positive given:

   -  Inflation in many emerging markets has been relatively subdued

   - Economic growth in developing countries has been generally resilient, and expectations have not weakened significantly

   - Countries and companies have taken advantage of the low interest rates of the past few years to strengthen their balance sheets, leaving them less vulnerable to rising U.S. rates

   As always, we remain committed to our investment philosophy centered on positive, sustainable change. We are confident our approach will benefit the Fund over the long term.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND CLASS I AND II SHARES WITH THE MSCI EMERGING MARKETS INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                        SINCE
          1 YEAR                    5 YEARS                           INCEPTION
          19.52%                     0.85%                              4.36%

                 EMERGING COUNTRIES FUND
                      CLASS I SHARES            MSCI EM INDEX
11/28/1994              $  250,000                $  250,000
11/30/1994              $  251,800                $  254,738
12/31/1994              $  237,014                $  234,279
1/31/1995               $  217,797                $  209,353
2/28/1995               $  215,595                $  203,984
3/31/1995               $  218,398                $  205,280
4/30/1995               $  231,009                $  214,489
5/31/1995               $  248,825                $  225,900
6/30/1995               $  251,427                $  226,568
7/31/1995               $  268,243                $  231,654
8/31/1995               $  266,841                $  226,197
9/30/1995               $  267,042                $  225,124
10/31/1995              $  254,230                $  216,506
11/30/1995              $  248,625                $  212,645
12/31/1995              $  253,511                $  222,076
1/31/1996               $  276,630                $  237,862
2/29/1996               $  280,651                $  234,080
3/31/1996               $  281,857                $  235,903
4/30/1996               $  299,951                $  245,335
5/31/1996               $  310,204                $  244,239
6/30/1996               $  310,807                $  245,764
7/31/1996               $  298,946                $  228,968
8/31/1996               $  311,812                $  234,829
9/30/1996               $  317,441                $  236,863
10/31/1996              $  309,199                $  230,546
11/30/1996              $  321,453                $  234,409
12/31/1996              $  324,696                $  235,469
1/31/1997               $  348,815                $  251,531
2/28/1997               $  359,557                $  262,302
3/31/1997               $  353,679                $  255,412
4/30/1997               $  356,720                $  255,864
5/31/1997               $  378,001                $  263,186
6/30/1997               $  406,782                $  277,271
7/31/1997               $  426,442                $  281,410
8/31/1997               $  393,810                $  245,601
9/30/1997               $  421,983                $  252,406
10/31/1997              $  354,693                $  210,990
11/30/1997              $  344,552                $  203,291
12/31/1997              $  357,563                $  208,190
1/31/1998               $  336,925                $  191,862
2/28/1998               $  363,844                $  211,887
3/31/1998               $  384,705                $  221,082
4/30/1998               $  397,043                $  218,674
5/31/1998               $  355,768                $  188,707
6/30/1998               $  331,318                $  168,912
7/31/1998               $  346,571                $  174,268
8/31/1998               $  245,169                $  123,880
9/30/1998               $  245,394                $  131,738
10/31/1998              $  265,900                $  145,611
11/30/1998              $  279,646                $  157,721
12/31/1998              $  281,674                $  155,435
1/31/1999               $  290,237                $  152,927
2/28/1999               $  284,378                $  154,415
3/31/1999               $  303,081                $  174,765
4/30/1999               $  337,558                $  196,387
5/31/1999               $  335,755                $  195,245
6/30/1999               $  378,795                $  217,403
7/31/1999               $  370,457                $  211,498
8/31/1999               $  370,232                $  213,422
9/30/1999               $  364,824                $  206,199
10/31/1999              $  371,133                $  210,590
11/30/1999              $  412,596                $  229,472
12/31/1999              $  504,083                $  258,656
1/31/2000               $  496,647                $  260,198
2/29/2000               $  547,574                $  263,634
3/31/2000               $  533,828                $  264,921
4/30/2000               $  459,241                $  239,808
5/31/2000               $  435,130                $  229,894
6/30/2000               $  460,367                $  237,992
7/31/2000               $  430,623                $  225,753
8/31/2000               $  443,016                $  226,862
9/30/2000               $  400,878                $  207,054
10/31/2000              $  367,302                $  192,042
11/30/2000              $  318,515                $  175,251
12/31/2000              $  327,651                $  179,482
1/31/2001               $  349,224                $  204,197
2/28/2001               $  315,469                $  188,208
3/31/2001               $  284,252                $  169,722
4/30/2001               $  295,927                $  178,108
5/31/2001               $  298,211                $  180,234
6/30/2001               $  290,597                $  176,535
7/31/2001               $  272,070                $  165,379
8/31/2001               $  262,426                $  163,742
9/30/2001               $  219,534                $  138,395
10/31/2001              $  228,163                $  146,989
11/30/2001              $  255,827                $  162,335
12/31/2001              $  278,922                $  175,224
1/31/2002               $  286,282                $  181,164
2/28/2002               $  291,866                $  184,135
3/31/2002               $  307,855                $  195,220
4/30/2002               $  308,870                $  196,489
5/31/2002               $  302,779                $  193,365
6/30/2002               $  277,146                $  178,863
7/31/2002               $  252,274                $  165,198
8/31/2002               $  253,797                $  167,742
9/30/2002               $  219,280                $  149,642
10/31/2002              $  232,478                $  159,354
11/30/2002              $  254,558                $  170,318
12/31/2002              $  238,569                $  164,663
1/31/2003               $  238,061                $  163,939
2/28/2003               $  232,985                $  159,512
3/31/2003               $  220,803                $  154,998
4/30/2003               $  243,645                $  168,808
5/31/2003               $  262,172                $  180,929
6/30/2003               $  276,131                $  191,242
7/31/2003               $  292,374                $  203,214
8/31/2003               $  317,246                $  216,849
9/30/2003               $  318,515                $  218,432
10/31/2003              $  345,925                $  237,021
11/30/2003              $  344,909                $  239,936
12/31/2003              $  373,081                $  257,331
1/31/2004               $  387,801                $  266,467
2/29/2004               $  407,090                $  278,751
3/31/2004               $  414,704                $  282,347
4/30/2004               $  374,604                $  259,251
5/31/2004               $  363,437                $  254,143
6/30/2004               $  360,137                $  255,313
7/31/2004               $  347,701                $  250,794
8/30/2004               $  363,944                $  261,302
9/30/2004               $  380,695                $  276,405

                                                                        SINCE
          1 YEAR                                                      INCEPTION
          19.70%                                                        4.37%

[CHART]

                 EMERGING COUNTRIES FUND
                     CLASS II SHARES            MSCI EM INDEX
6/30/2003               $  250,000                $  250,000
7/31/2003               $  264,706                $  265,650
8/31/2003               $  287,224                $  283,475
9/30/2003               $  288,143                $  285,544
10/31/2003              $  312,960                $  309,844
11/30/2003              $  312,270                $  313,655
12/31/2003              $  337,546                $  336,395
1/31/2004               $  351,103                $  348,337
2/29/2004               $  368,336                $  364,396
3/31/2004               $  372,013                $  369,097
4/30/2004               $  339,154                $  338,904
5/31/2004               $  329,044                $  332,228
6/30/2004               $  326,057                $  333,756
7/31/2004               $  314,798                $  327,849
8/30/2004               $  330,193                $  341,586
9/30/2004               $  344,899                $  361,329

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I and II shares compared with the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM") for the periods indicated. Class I and II shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I and II shares. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EM Index is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

EMERGING COUNTRIES FUND

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 90.9%

BRAZIL -- 8.2%
   Banco Bradesco S.A. -- ADR                                           8,500   $      447,950
   Banco Itau S.A. -- ADR                                               6,000          333,000
   Companhia Brasileira de
    Distribuicao Grupo Pao
    de Acucar -- ADR                                                   14,800          295,852
   Companhia de Bebidas
    das Americas -- ADR                                                22,400          501,760
   Companhia de Saneamento
    Basico do Estado de Sal Paulo                                   3,990,000          187,037
   Companhia Vale Do Rio
    Doce -- ADR                                                        11,400          219,450
   Empresa Brasiliera de
    Aeronautica S.A. -- ADR                                             7,100          187,440
   Petroleo Brasileiro S.A. -- ADR                                     48,000        1,647,045
   Tele Norte Leste Participacoes
    S.A. -- ADR                                                        30,100          398,223
   Telecelular Sul Participacoes
    S.A. -- ADR                                                        11,722          167,273
   Telesp Celular Participacoes
    S.A. -- ADR*                                                       57,000          352,260
   Uniao de Bancos Brasileiros
    S.A. -- ADR                                                        13,900          336,797
   Votorantim Celulose e Papel
    S.A. -- ADR                                                        10,500          362,775
                                                                                --------------
                                                                                     5,436,862
                                                                                --------------
CHILE -- 0.5%
   Antofagasta PLC                                                     14,800          302,897
                                                                                --------------
CZECH REPUBLIC -- 0.6%
   Komercni Banka A.S.                                                  3,288          367,149
                                                                                --------------
INDIA -- 1.1%
   India Tobacco, Ltd. -- GDR
    144A#                                                              28,800          712,426
                                                                                --------------
INDONESIA -- 3.1%
   Bank Central Asia PT                                             3,394,200          741,092
   Bank Mandiri                                                     3,273,100          518,122
   Telekomunikasi TBK PT                                            1,795,400          813,418
                                                                                --------------
                                                                                     2,072,632
                                                                                --------------
ISRAEL -- 0.8%
   Teva Pharmaceutical Industries,
    Ltd. -- ADR                                                        19,200          498,240
                                                                                --------------
MALAYSIA -- 4.0%
   AMMB Holdings Berhad*                                              687,120          596,710
   Commerce Asset -- Holding
    Berhad                                                            532,300          630,355
   IOI Corp. Berhad                                                   257,000          632,355
   Tenaga Nasional Berhad                                             266,100          770,289
                                                                                --------------
                                                                                     2,629,709
                                                                                --------------
MEXICO -- 6.8%
   Cemex S.A de CV -- ADR                                              13,400   $      377,076
   Corporacion Geo S.A. -- Ser. B*                                    233,000          336,141
   Grupo Elektra S.A.                                                 221,000        1,482,701
   Grupo Telavisa S.A. -- ADR                                          10,500          553,665
   Telefonos de Mexico S.A.
    de CV (Telmex) -- ADR                                              54,600        1,761,942
                                                                                --------------
                                                                                     4,511,525
                                                                                --------------
PANAMA -- 0.9%
   Banco Latinoamericano de
    Exportaciones S.A.                                                 38,900          597,115
                                                                                --------------
PHILIPPINES -- 1.0%
   Philippine Long Distance
    Telephone Co.*                                                     27,400          679,097
                                                                                --------------
POLAND -- 1.1%
   Bank Zachodni Wbk S.A.                                               6,687          157,346
   BRE Bank S.A.*                                                       5,788          176,210
   Orbis S.A.                                                          23,977          158,271
   Softbank S.A.-- GDR*                                                15,297          109,680
   Telekomunikacja Polska S.A.                                         27,300          118,066
                                                                                --------------
                                                                                       719,573
                                                                                --------------
REPUBLIC OF CHINA -- 7.1%
   Aluminum Corp. of China, Ltd.                                    1,988,000        1,287,424
   China Mobile Hong Kong, Ltd.                                       290,300          880,425
   China Mobile Hong Kong,
    Ltd. -- ADR                                                        22,400          342,720
   China Petroleum & Chemical
    Corp.                                                           2,651,600        1,079,607
   Denway Motors, Ltd.                                              1,716,000          572,143
   Huaneng Power International,
    Inc. -- Ser. H                                                    714,400          577,160
                                                                                --------------
                                                                                     4,739,479
                                                                                --------------
RUSSIAN FEDERATION -- 3.3%
   Irkutskenergo                                                      948,876          184,794
   LUKOIL Oil Co. -- ADR                                                5,500          682,000
   North-West Telecom                                                 221,404          112,473
   RAO Unified Energy
    System -- Reg -- GDR                                                7,264          211,019
   Red October                                                          1,582            9,848
   Sibirtelecom                                                     2,609,410          129,688
   Slavneft-Megionneftgas*                                              9,100          184,275
   Uralelektromed*                                                      1,582           91,756
   YUKOS Corp. -- ADR                                                  38,114          613,635
                                                                                --------------
                                                                                     2,219,488
                                                                                --------------
SOUTH AFRICA -- 12.7%
   African Bank Investment, Ltd.                                      425,565          853,759
   Anglo American PLC                                                  91,427        2,174,480
   Edgars Consolidated Stores,
    Ltd.                                                               26,584          776,006
   FirstRand                                                          244,567          457,784
   Foshini, Ltd.                                                       38,173          168,315

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SOUTH AFRICA  (CONTINUED)
   Gold Fields, Ltd.                                                   28,000   $      378,378
   Harmony Gold Mining Co.,
    Ltd. -- ADR                                                        60,226          820,278
   Kumba Resources, Ltd.                                              162,500          985,039
   Metropolitan Holdings, Ltd.                                        149,498          203,179
   Old Mutual PLC                                                     101,582          208,341
   Reunert, Ltd.                                                       40,769          175,669
   Sasol, Ltd.                                                         68,100        1,267,344
                                                                                --------------
                                                                                     8,468,572
                                                                                --------------
SOUTH KOREA -- 19.6%
   Hynix Semiconductor Inc.*                                           73,450          669,757
   Hyundai Motor Co., Ltd.                                             22,760        1,049,549
   Kookmin Bank*                                                       15,848          501,658
   Kookmin Bank -- Spon. ADR*                                          10,600          337,504
   LG Electronics, Inc.                                                14,220          817,511
   LG Home Shopping, Inc.                                              18,179          701,743
   Ncsoft Corp.*                                                        8,958          736,711
   NHN Corp.                                                            7,289          609,579
   Pohang Iron & Steel Co., Ltd.                                        5,140          765,532
   Samsung Electronics Co., Ltd.                                        9,217        3,665,989
   Samsung Electronics Co., Ltd.
    144A -- GDR#                                                        2,000          396,000
   Shinhan Financial Group Co.,
    Ltd.                                                               60,120        1,038,982
   Shinsegae Co., Ltd.                                                  3,440          915,640
   SK Telecom Co., Ltd.                                                 1,830          278,910
   SK Telecom Co., Ltd.-- ADR                                          29,500          573,775
                                                                                --------------
                                                                                    13,058,840
                                                                                --------------
TAIWAN -- 13.3%
   Asustek Computer, Inc. -- GDR
    144A#                                                             502,137        1,084,616
   Benq Corp.                                                         251,900          261,021
   Cathay Financial Holding
    Co., Ltd.                                                         545,000        1,026,788
   Chinatrust Financial Holding                                       621,986          670,141
   Compeq Manufacturing
    Co., Ltd.*                                                      1,815,000          593,067
   Formosa Plastics Corp.                                             417,534          651,437
   Fubon Financial Holding Corp.                                      610,000          560,259
   Largan Precision Co., Ltd.                                          33,220          233,723
   Nanya Technology Corp.*                                             19,690           16,288
   Optimax Technology Corp.                                           255,396          575,149
   Phoenix Precision Tech Corp.                                       907,104          416,568
   Siliconware Precision
    Industries Co.                                                  1,093,400          749,962
   Taiwan Semiconductor
    Manufacturing Co., Ltd.                                           754,888          962,221
   Taiwan Styrene Monomer Corp.                                       567,400          415,904
   United Microelectronics Corp.*                                   1,031,342          622,388
                                                                                --------------
                                                                                     8,839,532
                                                                                --------------
THAILAND -- 2.6%
   Advanced Info Service PCL                                          412,800   $      996,500
   Krung Thai Bank, Ltd.                                            3,655,900          714,853
   Quality Houses Public Co., Ltd.                                  1,261,830           36,248
                                                                                --------------
                                                                                     1,747,601
                                                                                --------------
TURKEY -- 3.0%
   Aksigorta A.S.                                                  74,091,500          236,227
   Arcelik A.S.*                                                   31,008,000          181,249
   Haci Omer Sabanci Holding                                       57,477,800          206,164
   Hurriyet Gazetecilik ve
    Matbaacilik A.S.                                              213,665,010          386,740
   Turk Otomobil Fabrikasi A.S.*                                  131,445,907          314,318
   Turkiye Garanti Bankasi A.S.*                                  158,977,000          533,267
   Yapi ve Kredi Bankasi A.S.*                                     63,682,800          167,085
                                                                                --------------
                                                                                     2,025,050
                                                                                --------------
UNITED KINGDOM -- 1.2%
   BHP Billiton, Ltd.                                                  77,800          817,050
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $50,672,782)                                                              60,442,837
                                                                                --------------

PREFERRED STOCK -- 4.5%

BRAZIL -- 3.5%
   All America Latina Logistica                                        21,100          438,384
   Banco Bradesco S.A.                                                  6,263          330,127
   Braskem S.A. Cl. A*                                             14,570,000          485,157
   Caemi Mineracao E Metal*                                           338,000          212,802
   Companhia Energetica de
    Minas Gerais                                                    8,400,000          176,873
   Tele Sudeste Celular
    Participacoes S.A.                                             63,800,000          161,341
   Usinas Siderurgicas de Minas
    Gerais -- Ser A                                                    33,700          522,179
                                                                                --------------
                                                                                     2,326,863
                                                                                --------------
RUSSIAN FEDERATION -- 0.5%
   Transneft                                                              360          321,480
                                                                                --------------
SOUTH KOREA -- 0.5%
   Hyundai Motor Co., Ltd.                                             12,230          316,504
                                                                                --------------
TOTAL PREFERRED STOCK
   (Cost: $1,413,279)                                                                2,964,847
                                                                                --------------

EQUITY-LINKED SECURITIES -- 2.9%

INDIA -- 2.1%
   UBS AG London Bharat Petroleum
    Corp.                                                              63,934          492,036
   UBS AG Satyam Computers
    Services, Ltd. -- 01/10/05                                        108,543          890,487
                                                                                --------------
                                                                                     1,382,523
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                 OF SHARES          VALUE
----------------------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES  (Continued)

TAIWAN -- 0.8%
   Credit Suisse FB United
    Microelectronics
    Corp. -- 01/26/07                                                 872,467   $      526,097
                                                                                --------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $1,574,222)                                                                1,908,620
                                                                                --------------

                                                                  PRINCIPAL
                                                                   AMOUNT            VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.9%

TIME DEPOSITS -- 0.9%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04
    (Cost: $636,430)                                           $      636,431   $      636,431
                                                                                --------------
TOTAL INVESTMENTS -- 99.2%
   (Cost: $54,296,713)                                                              65,952,735
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.8%                                                                 553,882
                                                                                --------------
NET ASSETS -- 100.0%                                                            $   66,506,617
                                                                                ==============

----------
*   Non-income producing securities.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at September 30, 2004 was $2,193,042 or 3.30% of net assets.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

EMERGING COUNTRIES FUND

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------                                         -------------
Basic Materials                                        15.7%
Communications                                         15.1
Consumer, Cyclical                                     10.5
Consumer, Non-cyclical                                  3.9
Diversified                                             0.3
Energy                                                  8.9
Financial                                              19.4
Industrial                                              7.5%
Technology                                             13.3
Utilities                                               3.7
Short Term Investments                                  0.9
Other assets in excess of liabilities                   0.8
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS OPPORTUNITIES FUND

   MANAGEMENT TEAM: ANDREW BEAL, Lead Portfolio Manager; LINDA BA, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; SCOTT R. WILLIAMS, Investment Analyst; MICHAEL J. FREDERICKS, Portfolio Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The Emerging Markets Opportunities Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world, emphasizing companies with market capitalizations that are generally less than that of the top 50 securities in the MSCI Emerging Markets Index.

   MARKET OVERVIEW: During the six months ended September 30, 2004, investors sent equity prices in emerging countries lower. A robust rally in August and September, when the MSCI Emerging Markets Index rose 10.21%, was unable to erase prior months' losses.

   This period's decline was largely driven by worries of higher U.S. interest rates, as emerging market equities have historically been sensitive to rising rates in developed markets. Adding to selling pressure were fears the Chinese government's efforts to slow its country's growth would hurt demand for exports from other developing countries. Markets in emerging Asia were especially weak on this concern.

   While stock prices in developing markets were down overall, Latin American equities posted solid gains. Rising crude prices lent support to markets in oil-producing countries, such as Mexico and Venezuela. Economic indicators showed improvement in Brazil, which reported its strongest consecutive monthly increase in industrial output since 1995.

   PERFORMANCE: From its May 28, 2004 inception through September 30, 2004, the Fund gained 7.00% and the MSCI Emerging Markets Index rose 8.30%.

   PORTFOLIO SPECIFICS: The Fund's gain was broad based, with holdings in the majority of countries and sectors registering increases. Compared to the index, the Fund modestly lagged. Stock selection in Taiwan, Malaysia and the industrials sector drove underperformance, as did an underweight and issue selection among energy companies.

   Another area that hurt relative performance was the Fund's higher-than-benchmark exposure to growth stocks, since growth trailed value in emerging countries. Because our investment philosophy emphasizes companies with growth characteristics, the Fund's holdings are concentrated in growth stocks. However, the MSCI Emerging Markets Index is style neutral, consisting of both growth and value names.

   On the positive side, stock selection in Mexico, Brazil and among materials companies boosted relative results. An overweight in Brazil, where stocks prices rose sharply, was another plus. Brazil-based Braskem, a chemical firm, and Mexico-based Grupo Mexico, a mining company, were among the best-performing holdings this period.

   MARKET OUTLOOK: The outlook for emerging market equities remains solid. Inflation in many developing countries has been relatively subdued. Slow, but steady, economic growth throughout much of the world is creating demand for the export goods and services produced in many emerging nations. Low global interest rates help to stimulate corporate investment, which, in turn, stimulates demand for raw materials exported by developing countries.

   Looking forward, Nicholas-Applegate remains confident in our ability to invest in companies for the Fund that are leveraged to the current economic environment.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

EMERGING MARKETS OPPORTUNITIES FUND

                                                                   NUMBER
                                                                  OF SHARES         VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 78.9%

BRAZIL -- 7.1%
   All America Latina Logistica*                                        2,700   $       56,097
   Banco Bradesco S.A. -- ADR                                           1,800           94,860
   Banco Itau S.A. -- ADR                                                 400           22,200
   Companhia Brasileira de
    Distribuicao Grupo Pao
    de Acucar -- ADR                                                    3,200           63,968
   Companhia de Bebidas das
    Americas -- ADR                                                     3,100           69,440
   Companhia de Saneamento
    Basico do Estado de Sal Paulo                                     530,000           24,845
   Natura Cosmeticos S.A.                                               4,200           84,911
   Petroleo Brasileiro S.A. -- ADR                                      1,500           52,875
   Tele Norte Leste Participacoes
    S.A. -- ADR                                                         2,900           38,367
   Telecelular Sul Participacoes
    S.A. -- ADR                                                         1,574           22,461
   Telesp Celular Participacoes
    S.A. -- ADR*                                                        7,600           46,968
   Votorantim Celulose e Papel
    S.A. -- ADR                                                         1,400           48,370
                                                                                --------------
                                                                                       625,362
                                                                                --------------
CHILE -- 0.4%
   Antofagasta PLC                                                      1,881           38,497
                                                                                --------------
INDIA -- 2.5%
   India Tobacco, Ltd. -- GDR 144A#                                     3,900           96,474
   Satyam Computer Services,
    Ltd. -- ADR                                                         5,200          120,224
                                                                                --------------
                                                                                       216,698
                                                                                --------------
INDONESIA -- 3.4%
   Bank Central Asia PT                                               526,500          114,956
   Bank Mandiri                                                       506,000           80,098
   Telekomunikasi TBK PT                                              226,000          102,391
                                                                                --------------
                                                                                       297,445
                                                                                --------------
ISRAEL -- 1.2%
   Agis Industries (1983), Ltd.                                         2,573           64,095
   Bank Hapoalim, Ltd.                                                 15,045           41,609
                                                                                --------------
                                                                                       105,704
                                                                                --------------
MALAYSIA -- 3.6%
   AMMB Holdings Berhad*                                               87,500           75,987
   Commerce Asset -- Holding Berhad                                    72,900           86,329
   Glomac Berhad                                                       49,300           22,963
   IOI Corp. Berhad                                                    28,000           68,895
   MK Land Holdings Berhad                                            120,900           63,313
                                                                                --------------
                                                                                       317,487
                                                                                --------------
MEXICO -- 7.6%
   Consorcio ARA S.A. de C.V.*                                         31,200           88,928
   Grupo Elektra S.A.                                                  25,700          172,423
   Grupo Financiero Banorte S.A.
    de C.V.                                                            16,600   $       78,105
   Grupo Financiero Inbursa S.A.
    de C.V.                                                            31,676           54,032
   Grupo Mexico S.A. -- Ser. B*                                        27,571          111,203
   Grupo Telavisa S.A. -- ADR                                           1,900          100,187
   Industrias Penoles S.A. de C.V.                                     15,400           71,581
                                                                                --------------
                                                                                       676,459
                                                                                --------------
PANAMA -- 0.9%
   Banco Latinoamericano de
    Exportaciones S.A.                                                  5,200           79,820
                                                                                --------------
PHILIPPINES -- 1.0%
   Philippine Long Distance
    Telephone Co.*                                                      3,500           86,746
                                                                                --------------
POLAND -- 1.1%
   Bank Zachodni Wbk S.A.                                                 897           21,106
   BRE Bank S.A.*                                                         678           20,641
   Orbis S.A.                                                           3,105           20,496
   Softbank S.A. -- GDR*                                                4,621           33,133
                                                                                --------------
                                                                                        95,376
                                                                                --------------
REPUBLIC OF CHINA -- 6.8%
   Aluminum Corp. of China, Ltd.                                      264,000          170,966
   China Petroleum & Chemical
    Corp.                                                             226,000           92,017
   Cosco Pacific Ltd.                                                  58,000           96,691
   Denway Motors, Ltd.                                                232,000           77,353
   Lee & Man Paper Manufacturing,
    Ltd.                                                               84,000           63,554
   Sinopec Shanghai Petrochem
    Cl. H                                                             268,000          102,243
                                                                                --------------
                                                                                       602,824
                                                                                --------------
RUSSIAN FEDERATION -- 2.0%
   LUKOIL Oil Co. -- ADR                                                  800           99,200
   RAO Unified Energy System --
    Reg -- GDR                                                          1,481           43,023
   YUKOS Corp. -- ADR                                                   2,400           38,640
                                                                                --------------
                                                                                       180,863
                                                                                --------------
SINGAPORE -- 1.7%
   Hi-P International, Ltd.                                           148,000          150,321
                                                                                --------------
SOUTH AFRICA -- 14.0%
   African Bank Investment, Ltd.                                       57,399          115,153
   Edgars Consolidated Stores, Ltd.                                     3,496          102,051
   Ellerine Holdings, Ltd.                                              9,961           61,858
   FirstRand                                                           34,569           64,707
   Foshini, Ltd.                                                        8,640           38,096
   Gold Fields, Ltd.                                                    1,217           16,446
   Harmony Gold Mining Co., Ltd.                                        1,770           24,083
   Harmony Gold Mining Co.,
    Ltd. -- ADR                                                         6,100           83,082

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES         VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

SOUTH AFRICA  (CONTINUED)
   Impala Platinum Holdings, Ltd.                                       1,155   $       92,578
   Kumba Resources, Ltd.                                               27,103          164,292
   Metropolitan Holdings, Ltd.                                         42,258           57,432
   Mvelephanda Resources, Ltd.*                                        22,445           65,168
   Pretoria Portland Cement Co.,
    Ltd.                                                                3,717          103,904
   Reunert, Ltd.                                                       14,450           62,263
   Sanlam, Ltd.                                                        21,461           36,326
   Sasol, Ltd.                                                          8,186          152,342
                                                                                --------------
                                                                                     1,239,781
                                                                                --------------
SOUTH KOREA -- 6.0%
   Hyundai Motor Co. -- GDR 144A#                                       6,300          144,396
   LG Home Shopping, Inc.                                               2,340           90,328
   POSCO -- ADR                                                         2,700          102,195
   Shinhan Financial Group
    Co. -- ADR*                                                         3,400          117,640
   SK Telecom Co., Ltd. -- ADR                                          4,000           77,800
                                                                                --------------
                                                                                       532,359
                                                                                --------------
TAIWAN -- 14.5%
   Acer, Inc.                                                          62,000           83,956
   Asustek Computer, Inc. --
    GDR 144A#                                                          66,164          142,914
   Cathay Financial Holding Co., Ltd.                                  55,000          103,621
   Compeq Manufacturing Co., Ltd.*                                    301,000           98,354
   Eva Airways Corp.                                                  316,723          123,072
   Fubon Financial Holding Corp.                                       84,000           77,150
   Largan Precision Co., Ltd.                                           8,700           61,210
   Nanya Technology Corp.*                                              5,000            4,136
   Optimax Technology Corp.                                            40,431           91,050
   Phoenix Precision Tech Corp.                                       199,989           91,841
   Powerchip Semiconductor
    Corp. -- GDR 144A*#                                                11,600           84,680
   Siliconware Precision Industries Co.                               190,700          130,801
   Taiwan Styrene Monomer Corp.                                        87,000           63,771
   Yuanta Core Pacific Securities
    Co., Ltd.*                                                        173,000          122,225
                                                                                --------------
                                                                                     1,278,781
                                                                                --------------
THAILAND -- 2.2%
   Advanced Info Service PCL                                           43,500          105,009
   Krung Thai Bank, Ltd.                                              461,700           90,278
                                                                                --------------
                                                                                       195,287
                                                                                --------------
TURKEY -- 2.0%
   Aksigorta A.S.                                                  10,144,000           32,342
   Haci Omer Sabanci Holding                                        7,358,000           26,392
   Hurriyet Gazetecilik ve
    Matbaacilik A.S.                                               27,353,500           49,511
   Turkiye Garanti Bankasi A.S.*                                   21,367,000           71,673
                                                                                --------------
                                                                                       179,918
                                                                                --------------
UNITED STATES -- 0.9%
   NII Holdings, Inc. Cl. B*                                            1,900   $       78,299
                                                                                --------------
TOTAL COMMON STOCK
   (Cost: $6,513,926)                                                                6,978,027
                                                                                --------------

PREFERRED STOCK -- 4.7%

BRAZIL -- 4.7%
   Braskem S.A. Cl. A*                                              2,180,000           72,590
   Caemi Mineracao E Metal*                                           210,000          132,214
   Companhia Energetica de Minas
    Gerais                                                            900,000           18,951
   Suzano Bahia Sul Papel e
    Celulose S.A.                                                      11,201           46,426
   Tele Sudeste Celular
    Participacoes S.A.                                              9,600,000           24,277
   Telemar Norte Leste S.A.                                             1,700           30,028
   Ultrapar Participacoes S.A.                                      1,500,000           24,129
   Usinas Siderurgicas de Minas
    Gerais -- Ser A                                                     4,400           68,178
                                                                                --------------
                                                                                       416,793
                                                                                --------------
TOTAL PREFERRED STOCK
   (Cost: $275,659)                                                                    416,793
                                                                                --------------

EQUITY-LINKED SECURITIES -- 15.1%

INDIA -- 0.7%
   UBS AG Bharat Petroleum Corp.                                        8,408           64,708
                                                                                --------------
SOUTH KOREA -- 14.4%
   Credit Suisse FB Hyundai
    Department Store Co.,
    Ltd. -- 01/17/05                                                    3,010           84,954
   Credit Suisse FB Kangwon
    Land, Inc. -- 09/22/06*                                             7,840           84,429
   Credit Suisse FB Kia Motors
    Corp. -- 09/02/05*                                                 10,420           95,916
   Credit Suisse FB LG Electronics,
    Inc. -- 05/06/05                                                    1,870          107,506
   Credit Suisse FB NHN
    Corp. -- 03/26/07*                                                    910           76,103
   Credit Suisse FB Shinsegae
    Co. -- 07/05/05*                                                      330           87,838
   UBS AG -- Top Engineering
    Co., Ltd                                                            7,225           55,531
   UBS AG Daegu Bank                                                   15,640           89,101
   UBS AG Halla Climate
    Control Corp.                                                      11,530          104,139
   UBS AG Hynix Semiconductor,
    Inc.                                                               11,830          107,878
   UBS AG Interflex Co.,
    Ltd. -- 05/27/05                                                    3,661           76,621
   UBS AG KH Vatec Co., Ltd.                                            1,897           44,728
   UBS AG NCsoft
    Corp. -- 05/27/05                                                   1,020           83,886

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NUMBER
                                                                  OF SHARES         VALUE
----------------------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES  (Continued)

SOUTH KOREA  (CONTINUED)
   UBS Samsung Electro-Mechanics
    Co., Ltd.                                                           6,640   $      170,110
                                                                                --------------
                                                                                     1,268,740
                                                                                --------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $1,397,781)                                                                1,333,448
                                                                                --------------

                                                                  PRINCIPAL
                                                                   AMOUNT            VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.2%

UNITED STATES -- 1.2%
   HSBC Bank USA
    1.300%, 10/01/04
    (Cost: $103,349)                                           $      103,349   $      103,349
                                                                                --------------
TOTAL INVESTMENTS -- 99.9%
   (Cost: $8,290,715)                                                                8,831,617
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1%                                                                  10,309
                                                                                --------------
NET ASSETS -- 100.0%                                                            $    8,841,926
                                                                                ==============

----------
*   Non-income producing securities.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at September 30, 2004 was $468,464 or 5.30% of net assets.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

EMERGING MARKETS OPPORTUNITIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------                                      -------------
Basic Materials                                   17.6%
Communications                                    10.5
Consumer, Cyclical                                14.4
Consumer, Non-cyclical                             6.2
Diversified                                        0.3
Energy                                             5.6
Financial                                         21.9
Industrial                                        14.8%
Technology                                         6.4
Utilities                                          1.0
Short Term Investments                             1.2
Other assets in excess of liabilities              0.1
                                                 -----
NET ASSETS                                       100.0%
                                                 =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. HIGH YIELD BOND FUND

   MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Investment Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

   MARKET OVERVIEW: Prices of high yield bonds climbed higher during the six months ended September 30, 2004, outperforming key U.S. equity indices, such as the S&P 500 Index and the NASDAQ Composite.

   After posting modest declines in April and May, the high yield bond market rallied to finish the period with a solid gain. The positive return resulted primarily from a combination of falling interest rates and favorable fundamental statistics throughout the high yield market.

   For example, activity by the rating agencies was better from a credit perspective. As the economy continued to improve, Moody's and Standard & Poor's surpassed a 1-to-1 upgrade-to-downgrade ratio for high yield issuers in the third quarter. When coupled with the default rate, which dropped below 1%, the credit environment was clearly on stable footing.

   During the six-month period, issues in the chemicals, steel, energy and consumer products industries were among the best performers. In contrast, air transportation, autos and financials were some of the worst-performing groups.

   PERFORMANCE: The Fund's Class I Shares gained 3.45% during the six months ended September 30, 2004. The Merrill Lynch High Yield Master Index II advanced 3.79%.

   PORTFOLIO SPECIFICS: The Fund generated a solid return and performed in line with the benchmark. Relative results were helped by superior credit selection but hindered by a surge in interest-rate-sensitive issues in July. We have always avoided low-coupon, longer-duration issues, both new issues and "fallen angels." Unless there is an imminent move to investment grade, there is no total return advantage in these securities for either the intermediate or longer term.

   Specific issuers that helped the Fund included Xerox, Nextel and AES, which were all upgraded. Other issues helped through positive price change, such as Lyondell Chemical and energy company Sonat, which benefited from the rebounding economy. Issuers hurting performance included Primus Telecommunications and Amkor Technology. Primus lagged as the company's latest earnings report did not meet expectations. Amkor, a provider of semiconductor packaging and test services, sold off with the semiconductor industry.

   MARKET OUTLOOK: We believe high yield bonds remain a compelling area of investment given:

   - The economy is healthier than it has been in years, and corporate profits continue to improve

   - Companies have strengthened their balance sheets over the past year, and defaults are low and appear stable at this low level

   - High yield spreads remain attractive at 400 to 450 basis points over the ten-year Treasury

   Recognizing that the long-term driver of total return in a high yield portfolio is company fundamentals, we remain focused on intensive credit analysis, which is the cornerstone of our approach.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. HIGH YIELD BOND FUND CLASS I AND II SHARES WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                                                           SINCE
                   1 YEAR                              5 YEARS                           INCEPTION
                    9.22%                               6.23%                              8.92%

                 U.S. HIGH YIELD BOND FUND        MERRILL LYNCH HIGH YIELD
                      CLASS I SHARES                  MASTER II INDEX
7/31/1996             $     250,000               $     250,000
8/31/1996             $     256,780               $     253,100
9/30/1996             $     265,702               $     258,997
10/31/1996            $     268,927               $     261,251
11/30/1996            $     273,926               $     266,502
12/31/1996            $     278,314               $     268,714
1/31/1997             $     283,685               $     270,729
2/28/1997             $     289,776               $     274,898
3/31/1997             $     284,740               $     271,132
4/30/1997             $     285,969               $     274,603
5/31/1997             $     298,355               $     280,397
6/30/1997             $     305,705               $     284,743
7/31/1997             $     315,198               $     292,289
8/31/1997             $     318,279               $     291,938
9/30/1997             $     331,438               $     297,193
10/31/1997            $     332,537               $     298,708
11/30/1997            $     336,209               $     301,516
12/31/1997            $     337,882               $     304,411
1/31/1998             $     349,162               $     309,251
2/28/1998             $     353,474               $     310,519
3/31/1998             $     357,326               $     313,469
4/30/1998             $     360,503               $     314,817
5/31/1998             $     361,564               $     316,706
6/30/1998             $     363,444               $     318,352
7/31/1998             $     366,798               $     320,390
8/31/1998             $     346,504               $     304,210
9/30/1998             $     338,199               $     305,001
10/31/1998            $     329,809               $     298,474
11/30/1998            $     349,778               $     313,965
12/31/1998            $     353,159               $     313,400
1/31/1999             $     361,234               $     317,631
2/28/1999             $     360,705               $     315,471
3/31/1999             $     363,377               $     319,130
4/30/1999             $     374,002               $     324,970
5/31/1999             $     369,987               $     321,981
6/30/1999             $     372,230               $     321,176
7/31/1999             $     374,483               $     321,593
8/31/1999             $     371,599               $     318,184
9/30/1999             $     371,449               $     316,912
10/31/1999            $     372,224               $     315,200
11/30/1999            $     380,164               $     319,298
12/31/1999            $     386,897               $     321,214
1/31/2000             $     387,057               $     319,993
2/29/2000             $     390,727               $     320,665
3/31/2000             $     386,070               $     315,951
4/30/2000             $     389,146               $     315,951
5/31/2000             $     385,409               $     311,970
6/30/2000             $     395,091               $     317,991
7/31/2000             $     397,567               $     319,708
8/31/2000             $     397,746               $     322,842
9/30/2000             $     391,185               $     320,065
10/31/2000            $     380,829               $     309,887
11/30/2000            $     363,795               $     297,987
12/31/2000            $     373,720               $     304,782
1/31/2001             $     395,712               $     324,074
2/28/2001             $     400,493               $     329,000
3/31/2001             $     389,078               $     322,420
4/30/2001             $     385,667               $     318,035
5/31/2001             $     388,021               $     323,633
6/30/2001             $     378,357               $     315,121
7/31/2001             $     383,154               $     320,226
8/31/2001             $     385,571               $     322,756
9/30/2001             $     362,546               $     300,453
10/31/2001            $     375,106               $     310,068
11/30/2001            $     387,099               $     320,982
12/31/2001            $     384,991               $     318,447
1/31/2002             $     385,179               $     320,198
2/28/2002             $     383,435               $     315,971
3/31/2002             $     390,696               $     323,934
4/30/2002             $     395,842               $     329,117
5/31/2002             $     395,842               $     326,583
6/30/2002             $     384,206               $     301,305
7/31/2002             $     380,163               $     289,614
8/31/2002             $     385,460               $     296,855
9/30/2002             $     380,946               $     292,224
10/31/2002            $     381,201               $     289,769
11/30/2002            $     400,056               $     307,880
12/31/2002            $     400,266               $     312,375
1/31/2003             $     402,378               $     321,746
2/28/2003             $     405,796               $     326,090
3/31/2003             $     416,531               $     334,698
4/30/2003             $     435,321               $     354,144
5/31/2003             $     435,110               $     358,217
6/30/2003             $     448,232               $     368,247
7/31/2003             $     446,464               $     363,239
8/31/2003             $     450,461               $     367,888
9/30/2003             $     460,276               $     377,858
10/31/2003            $     468,138               $     385,680
11/30/2003            $     471,537               $     391,002
12/31/2003            $     482,499               $     400,269
1/31/2004             $     487,775               $     406,753
2/29/2004             $     484,768               $     406,306
3/31/2004             $     485,937               $     409,028
4/30/2004             $     485,699               $     406,329
5/31/2004             $     478,128               $     399,949
6/30/2004             $     483,852               $     405,748
7/31/2004             $     488,168               $     411,226
8/30/2004             $     495,902               $     418,710
9/30/2004             $     502,722               $     424,530

                                                                                           SINCE
                   1 YEAR                                                                INCEPTION
                    9.18%                                                                  8.92%

[CHART]

                 U.S. HIGH YIELD BOND FUND        MERRILL LYNCH HIGH YIELD
                      CLASS II SHARES                 MASTER II INDEX
6/30/2003             $     250,000               $     250,000
7/31/2003             $     249,025               $     246,600
8/31/2003             $     251,189               $     249,756
9/30/2003             $     256,685               $     256,525
10/31/2003            $     261,087               $     261,835
11/30/2003            $     262,741               $     265,448
12/31/2003            $     268,868               $     271,739
1/31/2004             $     272,084               $     276,142
2/29/2004             $     270,418               $     275,838
3/31/2004             $     271,082               $     277,686
4/30/2004             $     270,696               $     275,853
5/31/2004             $     266,480               $     271,522
6/30/2004             $     269,688               $     275,459
7/31/2004             $     272,110               $     279,178
8/30/2004             $     276,441               $     284,259
9/30/2004             $     280,261               $     288,210

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. Class I and II Shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I and II Shares. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. HIGH YIELD BOND FUND

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS -- 82.2%

ADVERTISING SERVICES -- 0.1%
   R H Donnelley Financial Corp.
     10.875%, 12/15/12                                         $      135,000   $      163,687
                                                                                --------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.4%
   BE Aerospace
    9.500%, 11/01/08                                                  815,000          843,525
   BE Aerospace, Inc. Series B
    8.875%, 05/01/11                                                1,760,000        1,782,000
                                                                                --------------
                                                                                     2,625,525
                                                                                --------------
APPAREL MANUFACTURERS -- 2.9%
   Oxford Industries, Inc.
    8.875%, 06/01/11                                                2,325,000        2,522,625
   Phillips-Van Heusen Corp.
    8.125%, 05/01/13                                                2,620,000        2,803,400
                                                                                --------------
                                                                                     5,326,025
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 3.0%
   Collins & Aikman Corp.
    10.750%, 12/31/11                                                 685,000          685,000
   Collins & Aikman Products 144A
    12.875%, 08/24/12#                                              3,455,000        3,187,238
   HLI Operating Co., Inc.
    10.500%, 06/15/10                                               1,485,000        1,618,650
                                                                                --------------
                                                                                     5,490,888
                                                                                --------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.7%
   CSK Auto, Inc.
    7.000%, 01/15/14                                                1,395,000        1,349,662
                                                                                --------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 1.5%
   U.S. Concrete, Inc.
    8.375%, 04/01/14                                                2,565,000        2,718,899
                                                                                --------------
BUILDING-MAINTENANCE & SERVICE -- 1.0%
   Integrated Electrical Services,
    Inc. Ser. C
    9.375%, 02/01/09                                                1,922,000        1,883,559
                                                                                --------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.7%
   Standard-Pacific Corp.
    9.500%, 09/15/10                                                1,085,000        1,188,074
                                                                                --------------
CABLE TV -- 4.5%
   Cablevision Systems Corp. 144A
    8.000%, 04/15/12#                                                 795,000          830,775
   Charter Communications
    Holdings LLC
    10.750%, 10/01/09                                               1,565,000        1,283,300
   CSC Holdings, Inc.
    7.250%, 07/15/08                                                1,800,000        1,872,000
   Echostar DBS Corp.
    9.125%, 01/15/09                                                1,590,000        1,768,875
   LodgeNet Entertainment Corp.
    9.500%, 06/15/13                                                2,320,000        2,528,800
                                                                                --------------
                                                                                     8,283,750
                                                                                --------------
CELLULAR TELECOMMUNICATIONS -- 3.8%
   Crown International Corp.
    9.375%, 08/01/11                                           $    1,195,000   $    1,374,250
   Nextel Communications, Inc.
    9.375%, 11/15/09                                                1,440,000        1,524,600
   Nextel Communications, Inc.
    7.375%, 08/01/15                                                2,010,000        2,160,750
   Nextel Partners, Inc.
    8.125%, 07/01/11                                                1,885,000        1,998,100
                                                                                --------------
                                                                                     7,057,700
                                                                                --------------
CHEMICALS-DIVERSIFIED -- 2.2%
   Huntsman Co. LLC 144A
    11.500%, 07/15/12#                                                865,000          954,743
   Lyondell Chemical Co.
    10.875%, 05/01/09                                               1,410,000        1,494,600
   Lyondell Chemical Co. Ser. A
    9.625%, 05/01/07                                                1,405,000        1,529,694
                                                                                --------------
                                                                                     3,979,037
                                                                                --------------
CHEMICALS-PLASTICS -- 1.4%
   PolyOne Corp.
    10.625%, 05/15/10                                               2,375,000        2,600,624
                                                                                --------------
CHEMICALS-SPECIALTY -- 1.0%
   Huntsman Co. LLC
    11.625%, 10/15/10                                               1,520,000        1,759,399
                                                                                --------------
COMMERCIAL SERVICES -- 1.1%
   Memberworks, Inc. 144A
    9.250%, 04/01/14#                                               1,970,000        1,955,224
                                                                                --------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 2.5%
   Central Garden & Pet Co.
    9.125%, 02/01/13                                                1,905,000        2,090,738
   Jarden Corp.
    9.750%, 05/01/12                                                2,335,000        2,580,175
                                                                                --------------
                                                                                     4,670,913
                                                                                --------------
ELECTRIC-GENERATION -- 1.4%
   AES Corp.
    9.500%, 06/01/09                                                2,255,000        2,519,963
                                                                                --------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.6%
   Sanmina-SCI Corp.
    10.375%, 01/15/10                                               2,165,000        2,476,219
   Stoneridge, Inc.
    11.500%, 05/01/12                                               2,065,000        2,338,613
                                                                                --------------
                                                                                     4,814,832
                                                                                --------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.1%
   Fairchild Semiconductor Corp.
    10.500%, 02/01/09                                               1,820,000        1,947,400
                                                                                --------------
ELECTRONIC MEASURE INSTRUMENTS -- 0.3%
   Itron, Inc. 144A
    7.750%, 05/15/12#                                                 620,000          621,550
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS  (Continued)

FINANCE-OTHER SERVICES -- 1.2%
   Alamosa Delaware, Inc.
    11.000%, 07/31/10                                          $    1,865,000   $    2,112,113
                                                                                --------------
HAZARDOUS WASTE DISPOSAL -- 0.9%
   Stericycle, Inc. Ser. B
    12.375%, 11/15/09                                               1,463,000        1,594,670
                                                                                --------------
INDEPENDENT POWER PRODUCER -- 2.5%
   NRG Energy, Inc. 144A
    8.000%, 12/15/13#                                               1,730,000        1,853,263
   Reliant Resources, Inc.
    9.500%, 07/15/13                                                2,455,000        2,666,744
                                                                                --------------
                                                                                     4,520,007
                                                                                --------------
INTIMATE APPAREL -- 1.3%
   Warnaco, Inc.
    8.875%, 06/15/13                                                2,220,000        2,469,750
                                                                                --------------
MACHINERY-FARM -- 1.6%
   Case New Holland, Inc. 144A
    9.250%, 08/01/11#                                               2,630,000        2,945,600
                                                                                --------------
MEDICAL-NURSING HOMES -- 2.9%
   Beverly Enterprises, Inc. 144A
    7.875%, 06/15/14#                                               2,575,000        2,755,250
   Genesis HealthCare Corp.
    8.000%, 10/15/13                                                2,420,000        2,637,800
                                                                                --------------
                                                                                     5,393,050
                                                                                --------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.7%
   Select Medical Corp.
    9.500%, 06/15/09                                                2,875,000        3,126,563
                                                                                --------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.1%
   Allied Waste North America, Inc.
    9.250%, 09/01/12                                                1,805,000        2,008,063
                                                                                --------------
OFFICE AUTOMATION & EQUIPMENT -- 1.0%
   Xerox Corp.
    9.750%, 01/15/09                                                1,585,000        1,846,525
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.2%
   Energy Partners, Ltd.
    8.750%, 08/01/10                                                1,410,000        1,529,850
   Stone Container Corp.
    8.375%, 07/01/12                                                2,350,000        2,590,875
                                                                                --------------
                                                                                     4,120,725
                                                                                --------------
PAPER & RELATED PRODUCTS -- 1.2%
   Georgia-Pacific Corp.
    9.375%, 02/01/13                                                1,940,000        2,284,350
                                                                                --------------
PIPELINES -- 1.5%
   Sonat, Inc.
    7.625%, 07/15/11                                                2,865,000        2,822,025
                                                                                --------------
POULTRY -- 1.6%
   Pilgrims Pride Corp.
    9.250%, 11/15/13                                           $    1,210,000   $    1,331,000
   Pilgrim's Pride Corp.
    9.625%, 09/15/11                                                1,420,000        1,590,400
                                                                                --------------
                                                                                     2,921,400
                                                                                --------------
RACETRACKS -- 1.5%
   Penn National Gaming, Inc. Ser. B
    11.125%, 03/01/08                                               1,100,000        1,188,000
   Penn National Gaming, Inc.
    8.875%, 03/15/10                                                1,445,000        1,584,081
                                                                                --------------
                                                                                     2,772,081
                                                                                --------------
RADIO -- 1.6%
   Salem Communications
    Holding Corp. Ser. B
    9.000%, 07/01/11                                                2,667,000        2,920,365
                                                                                --------------
RECREATIONAL CENTERS -- 2.2%
   Bally Total Fitness Holdings
    Corp. Ser. D
    9.875%, 10/15/07                                                1,630,000        1,320,300
   Equinox Holdings, Inc.
    9.000%, 12/15/09                                                2,665,000        2,744,950
                                                                                --------------
                                                                                     4,065,250
                                                                                --------------
REITS-HOTELS -- 2.7%
   Host Marriott Corp. Ser. B
    7.875%, 08/01/08                                                  421,000          433,104
   Host Marriott Corp. Ser. I
    9.500%, 01/15/07                                                2,140,000        2,370,050
   La Quinta Properties
    8.875%, 03/15/11                                                1,975,000        2,212,000
                                                                                --------------
                                                                                     5,015,154
                                                                                --------------
RENTAL AUTO/EQUIPMENT -- 1.0%
   United Rentals North America, Inc.
    7.000%, 02/15/14                                                2,000,000        1,775,000
                                                                                --------------
RETAIL-ARTS & CRAFTS -- 1.6%
   Michaels Stores, Inc.
    9.250%, 07/01/09                                                2,695,000        2,924,075
                                                                                --------------
RETAIL-AUTOMOBILE -- 1.4%
   United Auto Group
    9.625%, 03/15/12                                                2,265,000        2,519,813
                                                                                --------------
RETAIL-DRUG STORE -- 0.9%
   Rite Aid Corp.
    11.250%, 07/01/08                                               1,475,000        1,604,063
                                                                                --------------
RETAIL-RESTAURANTS -- 1.3%
   Friendly Ice Cream Corp.
    8.375%, 06/15/12                                                2,490,000        2,390,400
                                                                                --------------
RUBBER-TIRES -- 1.3%
   Goodyear Tire & Rubber Co.
    7.857%, 08/15/11                                                2,615,000        2,464,638
                                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS  (Continued)

SPECIAL PURPOSE ENTITY -- 1.6%
   Hanger Orthopedic Group, Inc.
    11.250%, 06/15/09                                          $      910,000   $      946,400
   Medcath Holdings Corp. 144A
    9.875%, 07/15/12#                                               1,820,000        1,901,900
                                                                                --------------
                                                                                     2,848,300
                                                                                --------------
STEEL-PRODUCERS -- 1.5%
   AK Steel Corp.
    7.875%, 02/15/09                                                2,810,000        2,788,925
                                                                                --------------
STEEL-SPECIALTY -- 1.4%
   Allegheny Technologies, Inc.
    8.375%, 12/15/11                                                  850,000          905,250
   Oregon Steel Mills, Inc.
    10.000%, 07/15/09                                               1,555,000        1,698,838
                                                                                --------------
                                                                                     2,604,088
                                                                                --------------
TELECOMMUNICATIONS SERVICES -- 0.8%
   Time Warner Telecom, Inc.
    10.125%, 02/01/11                                               1,570,000        1,507,200
                                                                                --------------
TELEPHONE-INTEGRATED -- 2.9%
   AT&T Corp.
    8.050%, 11/15/11                                                1,500,000        1,678,125
   Primus Telecommunications
    Group, Inc.
    8.000%, 01/15/14                                                2,925,000        2,164,500
   Qwest Capital Funding
    7.250%, 02/15/11                                                1,715,000        1,530,638
                                                                                --------------
                                                                                     5,373,263
                                                                                --------------
VETERINARY DIAGNOSTICS -- 0.9%
   Vicar Operating, Inc.
    9.875%, 12/01/09                                                1,565,000        1,729,325
                                                                                --------------
VITAMINS & NUTRITION PRODUCTS -- 1.3%
   Leiner Health Products 144A
    11.000%, 06/01/12#                                              2,225,000        2,364,063
                                                                                --------------
WIRELESS EQUIPMENT -- 2.4%
   Crown Castle International Corp.
    10.750%, 08/01/11                                               2,235,000        2,486,438
   SBA Communications Corp.
    10.250%, 02/01/09                                               1,790,000        1,915,300
                                                                                --------------
                                                                                     4,401,738
                                                                                --------------
TOTAL CORPORATE BONDS
   (Cost: $144,587,618)                                                            151,189,293
                                                                                --------------

FOREIGN CORPORATE BONDS -- 13.1%

CELLULAR TELECOMMUNICATIONS -- 1.6%
   Millicom International Cellular
    S.A. 144A
    10.000%, 12/01/13#                                              2,855,000        2,869,275
                                                                                --------------
CHEMICALS-SPECIALTY -- 1.1%
   Rhodia S.A.
    10.250%, 06/01/10                                          $    1,990,000   $    2,059,650
                                                                                --------------
CRUISE LINES -- 1.1%
   Royal Caribbean Cruises, Ltd.
    8.750%, 02/02/11                                                1,815,000        2,119,013
                                                                                --------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 1.1%
   Imax Corp. 144A
    9.625%, 12/01/10#                                               1,960,000        1,955,100
                                                                                --------------
MOTION PICTURES & SERVICES -- 1.2%
   Alliance Atlantis
    Communications, Inc.
    13.000%, 12/15/09                                               2,140,000        2,313,875
                                                                                --------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.3%
   Paramount Resources, Ltd.
    7.875%, 11/01/10                                                2,195,000        2,337,675
                                                                                --------------
OIL-FIELD SERVICES -- 0.9%
   Petroleum Geo Services ASA
    10.000%, 11/05/10                                               1,500,000        1,698,750
                                                                                --------------
RESORTS/THEME PARKS -- 1.9%
   Intrawest Corp.
    10.500%, 02/01/10                                               1,780,000        1,922,400
   Intrawest Corp. 144A
    7.500%, 10/15/13#                                               1,550,000        1,606,188
                                                                                --------------
                                                                                     3,528,588
                                                                                --------------
RETAIL-DRUG STORE -- 1.4%
   Jean Coutu Group 144A
    8.500%, 08/01/14#                                               2,595,000        2,575,537
                                                                                --------------
TELEPHONE-INTEGRATED -- 1.5%
   NTL Cable PLC 144A
    8.750%, 04/15/14#                                               2,495,000        2,700,837
                                                                                --------------
TOTAL FOREIGN CORPORATE BONDS
   (Cost: $23,637,207)                                                              24,158,300
                                                                                --------------

SHORT TERM INVESTMENTS -- 4.3%

TIME DEPOSIT -- 4.3%
   Wells Fargo Bank Nassau
    1.300%, 10/01/04
    (Cost: $7,869,664)                                              7,869,664        7,869,664
                                                                                --------------
TOTAL INVESTMENTS -- 99.6%
   (Cost: $176,094,489)                                                            183,217,257
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.4%                                                                 823,335
                                                                                --------------
NET ASSETS -- 100.0%                                                            $  184,040,592
                                                                                ==============

----------
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at September 30, 2004 was $31,076,543 or 16.9% of net assests

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. HIGH YIELD BOND FUND

                                                               PERCENTAGE OF
INDUSTRY                                                        NET ASSETS
--------                                                       -------------
Basic Materials                                                     9.8%
Communications                                                     19.2
Consumer, Cyclical                                                 24.4
Consumer, Non-cyclical                                             14.0
Energy                                                              5.9
Financial                                                           5.5
Industrial                                                         10.5%
Technology                                                          2.1
Utilities                                                           3.9
Short Term Investments                                              4.3
Other assets in excess of liabilities                               0.4
                                                                  -----
NET ASSETS                                                        100.0%
                                                                  =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
SHAREHOLDER EXPENSE EXAMPLE

   As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

   The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

ACTUAL EXPENSES

   The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   EXPENSES PAID
                                                        BEGINNING ACCOUNT    ENDING ACCOUNT      DURING THE PERIOD*
                                                              VALUE               VALUE           APRIL 1, 2004 TO
                                                          APRIL 1, 2004    SEPTEMBER 30, 2004    SEPTEMBER 30, 2004
                                                        -----------------  ------------------    ------------------
U.S. Mini Cap Growth -- Class I
Actual                                                   $     1,000.00      $       850.20        $         4.78
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,079.18        $         5.37

U.S. Emerging Growth -- Class I
Actual                                                   $     1,000.00      $       930.30        $         5.66
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,076.39        $         6.09

U.S. Small Cap Value -- Class I
Actual                                                   $     1,000.00      $     1,014.70        $         6.06
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,075.79        $         6.24

U.S. Large Cap Value -- Class I
Actual                                                   $     1,000.00      $     1,013.50        $         3.84
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,084.57        $         3.97

                                                                                                   EXPENSES PAID
                                                        BEGINNING ACCOUNT    ENDING ACCOUNT      DURING THE PERIOD*
                                                              VALUE               VALUE           APRIL 1, 2004 TO
                                                          APRIL 1, 2004    SEPTEMBER 30, 2004    SEPTEMBER 30, 2004
                                                        -----------------  ------------------    ------------------
U.S. Systematic Large Cap Growth -- Class I
Actual                                                   $     1,000.00      $       970.10        $         4.54
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,081.38        $         4.80

U.S. Systematic Mid Cap Growth Fund -- Class I
Actual                                                   $     1,000.00      $       971.10        $         4.79
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,080.38        $         5.06

U.S. Systematic SMID Growth -- Class I
Actual                                                   $     1,000.00      $       959.60        $         5.65
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,076.79        $         5.99

U.S. Convertible -- Class I
Actual                                                   $     1,000.00      $       988.90        $         4.54
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,081.58        $         4.75

Global Select -- Class I
Actual                                                   $     1,000.00      $       969.20        $         4.89
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,079.98        $         5.16

Global Select -- Class II
Actual                                                   $     1,000.00      $       969.80        $         4.69
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,080.78        $         4.96

International Growth -- Class I
Actual                                                   $     1,000.00      $       952.30        $         5.29
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,078.19        $         5.63

International Growth -- Class III
Actual                                                   $     1,000.00      $       953.40        $         4.06
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,083.17        $         4.33

International Growth -- Class IV
Actual                                                   $     1,000.00      $       954.00        $         3.33
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,086.16        $         3.56

International Growth Opportunities -- Class I
Actual                                                   $     1,000.00      $       996.60        $         6.21
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,074.99        $         6.45

International Growth Opportunities -- Class II
Actual                                                   $     1,000.00      $       996.90        $         5.46
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,077.99        $         5.68

                                                                                                   EXPENSES PAID
                                                        BEGINNING ACCOUNT    ENDING ACCOUNT      DURING THE PERIOD*
                                                              VALUE               VALUE           APRIL 1, 2004 TO
                                                          APRIL 1, 2004    SEPTEMBER 30, 2004    SEPTEMBER 30, 2004
                                                        -----------------  ------------------    ------------------
Emerging Countries -- Class I
Actual                                                   $     1,000.00      $       925.90        $         7.05
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,070.61        $         7.58

Emerging Countries -- Class II
Actual                                                   $     1,000.00      $       927.10        $         6.28
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,073.80        $         6.76

Emerging Markets Opportunities Fund -- Class I
Actual                                                   $     1,000.00      $     1,070.00        $         8.82
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,065.82        $         8.80

U.S. High Yield Bond -- Class I
Actual                                                   $     1,000.00      $     1,034.50        $         3.06
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,087.76        $         3.14

U.S. High Yield Bond -- Class II
Actual                                                   $     1,000.00      $     1,033.90        $         2.80
Hypothetical (5% return before expenses)                 $     1,000.00      $     1,088.76        $         2.88

   * Expenses are equal to the Fund's annualized expense ratio (show in the table below); multiplied by the average account value over the period, multiplied by 183/365 ( to reflect the one-half year period).

                                                                  ANNUALIZED
                                                                 EXPENSE RATIO
                                                                 -------------
U.S. Mini Cap Growth -- Class I                                      1.03%
U.S. Emerging Growth -- Class I                                      1.17%
U.S. Small Cap Value -- Class I                                      1.20%
U.S. Large Cap Value -- Class I                                      0.76%
U.S. Systematic Large Cap Growth -- Class I                          0.92%
U.S. Systematic Mid Cap Growth -- Class I                            0.97%
U.S. Systematic SMID Growth -- Class I                               1.15%
U.S. Convertible -- Class I                                          0.91%
Global Select -- Class I                                             0.99%
Global Select -- Class II                                            0.95%
International Growth -- Class I                                      1.08%
International Growth -- Class III                                    0.83%
International Growth -- Class IV                                     0.68%
International Growth Opportunities -- Class I                        1.24%
International Growth Opportunities -- Class II                       1.09%
Emerging Countries -- Class I                                        1.46%
Emerging Countries -- Class II                                       1.30%
Emerging Markets Opportunities -- Class I                            1.70%
U.S. High Yield Bond -- Class I                                      0.60%
U.S. High Yield Bond -- Class II                                     0.55%

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a share outstanding during the period indicated

                                             NET ASSET         NET           NET REALIZED    TOTAL FROM
                                              VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT
                                             BEGINNING  INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS
-------------------------------------------------------------------------------------------------------
                                           U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the period ended 09/30/04 (1)         $   14.69  $           (0.05)  $        (2.15)  $    (2.20)
   For the year ended 03/31/04                    7.44              (0.13)            7.38         7.25
   For the year ended 03/31/03                   10.88              (0.12)           (3.32)       (3.44)
   For the year ended 03/31/02                    9.05              (0.13)            1.96         1.83
   For the year ended 03/31/01                   42.54              (0.14)          (17.58)      (17.72)
   For the year ended 3/31/00                    20.24              (0.35)           27.92        27.57
U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)         $    9.61  $           (0.03)  $        (0.64)  $    (0.67)
   For the year ended 03/31/04                    6.32              (0.09)            3.38         3.29
   For the year ended 03/31/03                    9.59              (0.07)           (3.20)       (3.27)
   For the year ended 03/31/02                    9.57              (0.04)            0.06         0.02
   For the year ended 03/31/01                   27.03              (0.01)          (12.37)      (12.38)
   For the period 5/7/99 through 3/31/00         14.02              (0.12)           13.51        13.39
   For the period 4/1/99 through 5/7/99 (1)      13.53              (0.01)            0.50         0.49
U.S. SMALL CAP VALUE
   For the period ended 09/30/04 (1)         $   17.64  $              --   $         0.26   $     0.26
   For the year ended 03/31/04                   10.23               0.03             7.86         7.89
   For the year ended 03/31/03                   15.62               0.07            (3.29)       (3.22)
   For the year ended 03/31/02                   12.50               0.10             3.06         3.16
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)         $   24.40  $            0.14   $         0.19   $     0.33
   For the year ended 03/31/04                   18.20               0.32             6.44         6.76
   For the year ended 03/31/03                   24.46               0.25            (6.20)       (5.95)
   For the year ended 03/31/02                   23.42               0.22             1.24         1.46
   For the year ended 03/31/01                   21.74               0.24             1.64         1.88
   For the period 5/7/99 through 3/31/00         22.99               0.18            (1.30)       (1.12)
   For the period 4/1/99 through 5/7/99 (1)      20.90              (0.01)            2.10         2.09
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)         $   15.06  $            0.02   $        (0.47)  $    (0.45)
   For the year ended 03/31/04                   12.73              (0.02)            2.35         2.33
   For the year ended 03/31/03                   18.08              (0.05)           (5.30)       (5.35)
   For the year ended 03/31/02                   22.61              (0.11)           (4.42)       (4.53)
   For the year ended 03/31/01                   49.86              (0.19)          (26.03)      (26.22)
   For the period 5/7/99 through 3/31/00         29.18              (0.14)           20.82        20.68
   For the period 4/1/99 through 5/7/99 (1)      26.89              (0.01)            2.30         2.29

                                                 DISTRIBUTIONS FROM:
                                             --------------------------
                                                 NET           NET
                                             INVESTMENT     REALIZED          TOTAL
                                               INCOME     CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------
                                   U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --          (15.77)         (15.77)
   For the year ended 3/31/00                        --           (5.27)          (5.27)
U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --           (5.08)          (5.08)
   For the period 5/7/99 through 3/31/00             --           (0.38)          (0.38)
   For the period 4/1/99 through 5/7/99 (1)          --              --              --
U.S. SMALL CAP VALUE
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                    (0.02)          (0.46)          (0.48)
   For the year ended 03/31/03                    (0.12)          (2.05)          (2.17)
   For the year ended 03/31/02                    (0.04)             --           (0.04)
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                    (0.56)             --           (0.56)
   For the year ended 03/31/03                    (0.31)             --           (0.31)
   For the year ended 03/31/02                    (0.05)          (0.37)          (0.42)
   For the year ended 03/31/01                    (0.20)             --           (0.20)
   For the period 5/7/99 through 3/31/00          (0.13)             --           (0.13)
   For the period 4/1/99 through 5/7/99 (1)          --              --              --
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --           (1.03)          (1.03)
   For the period 5/7/99 through 3/31/00             --              --              --
   For the period 4/1/99 through 5/7/99 (1)          --              --              --

----------
(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5) Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity), of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S.Systematic Large Cap Growth, Global Select, International Growth, Emerging Countries and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, 1.65% and 0.75% for the period
    04/01/02 to 06/30/02, 1.56%, 0.85% 0.90%, 1.05%, 1.15%, 1.50% and 0.75%
    period 07/01/02 to 01/21/03, 1.40%, 1.00%, 1.00%, 1.10%, 1.15%, 1.65%, and
    0.80% for the period 01/22/03 to 03/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible and International Growth Opportunities had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00% and 1.40% respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                             NET ASSET
                                              VALUE,      TOTAL
                                              ENDING    RETURN (3)
                                             ---------------------
                         U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the period ended 09/30/04 (1)         $   12.49      (14.98%)
   For the year ended 03/31/04                   14.69       97.45%
   For the year ended 03/31/03                    7.44      (31.62%)
   For the year ended 03/31/02                   10.88       20.22%
   For the year ended 03/31/01                    9.05      (48.41%)
   For the year ended 3/31/00                    42.54      151.76%
U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)         $    8.94       (6.97%)
   For the year ended 03/31/04                    9.61       52.06%
   For the year ended 03/31/03                    6.32      (34.10%)
   For the year ended 03/31/02                    9.59        0.21%
   For the year ended 03/31/01                    9.57      (49.55%)
   For the period 5/7/99 through 3/31/00         27.03       96.49%
   For the period 4/1/99 through 5/7/99 (1)      14.02        3.70%
U.S. SMALL CAP VALUE
   For the period ended 09/30/04 (1)         $   17.90        1.47%
   For the year ended 03/31/04                   17.64       77.64%
   For the year ended 03/31/03                   10.23      (21.54%)
   For the year ended 03/31/02                   15.62       25.33%
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)         $   24.73        1.35%
   For the year ended 03/31/04                   24.40       37.44%
   For the year ended 03/31/03                   18.20      (24.41%)
   For the year ended 03/31/02                   24.46        6.35%
   For the year ended 03/31/01                   23.42        8.64%
   For the period 5/7/99 through 3/31/00         21.74       (4.87%)
   For the period 4/1/99 through 5/7/99 (1)      22.99       10.00%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)         $   14.61       (2.99%)
   For the year ended 03/31/04                   15.06       18.30%
   For the year ended 03/31/03                   12.73      (29.59%)
   For the year ended 03/31/02                   18.08      (20.04%)
   For the year ended 03/31/01                   22.61      (53.26%)
   For the period 5/7/99 through 3/31/00         49.86       70.86%
   For the period 4/1/99 through 5/7/99 (1)      29.18        8.52%

                                                                      RATIOS TO AVERAGE NET ASSETS (4)
                                             ---------------------------------------------------------------------------------
                                                                                                 EXPENSES      EXPENSES NET OF
                                                  NET                        EXPENSES             NET OF       REIMBURSEMENT/
                                              INVESTMENT        TOTAL    (REIMBURSEMENTS)/    REIMBURSEMENT/     RECOUPMENT
                                             INCOME (LOSS)    EXPENSES      RECOUPMENT          RECOUPMENT       OFFSET (5)
                                             ---------------------------------------------------------------------------------
                                                      U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the period ended 09/30/04 (1)                (0.77%)       1.64%              (0.08%)            1.56%             1.03%
   For the year ended 03/31/04                      (1.08%)       1.64%              (0.07%)            1.57%             1.19%(9)
   For the year ended 03/31/03                      (1.36%)       1.75%              (0.16%)            1.59%             1.55%(6)
   For the year ended 03/31/02                      (1.31%)       1.60%              (0.03%)            1.57%             1.57%
   For the year ended 03/31/01                      (0.66%)       1.62%              (0.04%)            1.58%             1.58%
   For the year ended 3/31/00                       (1.32%)       1.76%              (0.19%)            1.57%             1.57%
U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)                (0.74%)       1.61%              (0.12%)            1.49%             1.17%
   For the year ended 03/31/04                      (1.04%)       1.48%                 --              1.48%             1.26%(9)
   For the year ended 03/31/03                      (0.96%)       1.45%              (0.17%)            1.28%             1.26%(6)
   For the year ended 03/31/02                      (0.46%)       1.34%              (0.12%)            1.22%             1.22%(7)
   For the year ended 03/31/01                      (0.07%)       1.30%              (0.12%)            1.18%             1.18%
   For the period 5/7/99 through 3/31/00            (0.68%)       1.38%              (0.19%)            1.19%             1.19%
   For the period 4/1/99 through 5/7/99 (1)         (0.87%)       1.17%                 --              1.17%             1.17%
U.S. SMALL CAP VALUE
   For the period ended 09/30/04 (1)                 0.04%        1.32%              (0.02%)            1.30%             1.20%
   For the year ended 03/31/04                       0.18%        1.35%              (0.01%)            1.34%             1.19%(9)
   For the year ended 03/31/03                       0.47%        1.54%              (0.26%)            1.28%             1.25%(6)
   For the year ended 03/31/02                       0.79%        1.44%              (0.14%)            1.30%             1.30%
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)                 1.18%        1.31%              (0.49%)            0.82%             0.76%
   For the year ended 03/31/04                       1.38%        1.27%              (0.45%)            0.82%             0.79%(9)
   For the year ended 03/31/03                       1.24%        1.28%              (0.34%)            0.94%             0.93%(6)
   For the year ended 03/31/02                       0.89%        1.14%              (0.13%)            1.01%             1.01%
   For the year ended 03/31/01                       1.04%        1.21%              (0.19%)            1.02%             1.02%
   For the period 5/7/99 through 3/31/00             0.97%        1.26%              (0.24%)            1.02%             1.02%
   For the period 4/1/99 through 5/7/99 (1)          0.45%        2.48%              (1.50%)            0.98%             0.98%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)                 0.23%        1.65%              (0.51%)            1.14%             0.92%
   For the year ended 03/31/04                      (0.16%)       1.33%              (0.20%)            1.13%             0.93%(9)
   For the year ended 03/31/03                      (0.34%)       1.27%              (0.30%)            0.97%             0.95%(6)
   For the year ended 03/31/02                      (0.54%)       1.09%              (0.09%)            1.00%             1.00%
   For the year ended 03/31/01                      (0.51%)       1.09%              (0.09%)            1.00%             1.00%
   For the period 5/7/99 through 3/31/00            (0.44%)       1.20%              (0.19%)            1.01%             1.01%
   For the period 4/1/99 through 5/7/99 (1)         (0.40%)       0.98%                 --              0.98%             0.98%

                                              FUND'S
                                             PORTFOLIO   NET ASSETS,
                                             TURNOVER      ENDING
                                               RATE      (IN 000'S)
                                             -----------------------
                          U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the period ended 09/30/04 (1)               153%  $    63,784
   For the year ended 03/31/04                     298%       68,876
   For the year ended 03/31/03                     164%       35,625
   For the year ended 03/31/02                     170%       88,311
   For the year ended 03/31/01                     118%       47,810
   For the year ended 3/31/00                      141%       92,221
U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)                74%  $    19,003
   For the year ended 03/31/04                     166%       32,095
   For the year ended 03/31/03                     118%       36,756
   For the year ended 03/31/02                     138%      173,053
   For the year ended 03/31/01                     120%      138,022
   For the period 5/7/99 through 3/31/00            84%      276,556
   For the period 4/1/99 through 5/7/99 (1)         18%      197,120
U.S. SMALL CAP VALUE
   For the period ended 09/30/04 (1)                49%  $    63,208
   For the year ended 03/31/04                     101%       65,791
   For the year ended 03/31/03                     109%       10,980
   For the year ended 03/31/02                      84%       58,833
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)                14%  $    14,301
   For the year ended 03/31/04                      51%       12,644
   For the year ended 03/31/03                     139%       27,659
   For the year ended 03/31/02                      99%       39,358
   For the year ended 03/31/01                     120%       46,672
   For the period 5/7/99 through 3/31/00           143%       23,185
   For the period 4/1/99 through 5/7/99 (1)          7%       27,818
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)               128%  $     3,169
   For the year ended 03/31/04                     172%        3,518
   For the year ended 03/31/03                     193%       18,328
   For the year ended 03/31/02                     224%       57,769
   For the year ended 03/31/01                     160%       60,882
   For the period 5/7/99 through 3/31/00           154%       37,982
   For the period 4/1/99 through 5/7/99 (1)         18%        6,043

(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.
(9) The Board of Trustees approved the amendments to the Expenses Limitation Agreement where by overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, 1.40% and 0.60% for
     the period 04/01/03 to 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, and 0.63% for the period 07/29/03 to 03/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 04/01/03 to 07/28/03, 1.45% and 1.73% for the period 07/29/03 to 02/23/04, 1.30% and 1.65% for the period 02/24/04 to
     03/31/04, respectively. U.S. Systematic SMID Growth did not exceed 1.33% for the period 02/24/04 to 03/31/04.
(10) Net investment Income ratio includes the proceeds of the class action suit for the amount of $90,091.54 representing a three cent per share impact to the fund.

For a share outstanding during the period indicated

                                             NET ASSET         NET               NET REALIZED    TOTAL FROM
                                              VALUE,       INVESTMENT           AND UNREALIZED   INVESTMENT
                                             BEGINNING  INCOME (LOSS) (2)        GAINS (LOSS)    OPERATIONS
-----------------------------------------------------------------------------------------------------------
                                      U.S. EQUITY FUNDS -- CONTINUED
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/04 (1)         $   10.39  $            0.10(10)   $        (0.40)  $    (0.30)
   For the year ended 03/31/04                    7.94              (0.03)                2.48         2.45
   For the year ended 03/31/03                   11.40              (0.06)               (3.40)       (3.46)
   For the year ended 03/31/02                   13.60              (0.09)               (2.11)       (2.20)
   For the year ended 03/31/01                   41.51              (0.20)              (19.98)      (20.18)
   For the period 5/7/99 through 3/31/00         19.44              (0.15)               22.22        22.07
   For the period 4/1/99 through 5/7/99 (1)      19.17              (0.01)                0.28         0.27
U.S. SYSTEMATIC SMID GROWTH
   For the period ended 09/30/04 (1)         $    9.89  $           (0.01)      $        (0.39)  $    (0.40)
   2/27/04 (commenced) to 03/31/04               10.00                 --                (0.11)       (0.11)
U.S. CONVERTIBLE
   For the period ended 09/30/04 (1)         $   23.11  $            0.19       $        (0.45)  $    (0.26)
   For the year ended 03/31/04                   17.72               0.55                 5.43         5.98
   For the year ended 03/31/03                   21.35               0.63                (3.55)       (2.92)
   For the year ended 03/31/02                   23.14               0.64                (1.69)       (1.05)
   For the year ended 03/31/01                   33.67               0.70                (8.94)       (8.24)
   For the period 5/7/99 through 3/31/00         22.21               0.49                11.44        11.93
   For the period 4/1/99 through 5/7/99 (1)      21.53               0.05                 0.63         0.68

                                            GLOBAL EQUITY FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)         $   15.58  $            0.01       $        (0.49)  $    (0.48)
   For the year ended 03/31/04                   10.26              (0.01)                5.33         5.32
   For the year ended 03/31/03                   13.67              (0.02)               (3.39)       (3.41)
   For the year ended 03/31/02                   12.86              (0.06)                0.87         0.81
   For the year ended 03/31/01                   31.91              (0.06)              (10.00)      (10.06)
   For the year ended 3/31/00                    20.48              (0.21)               19.90        19.69
INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $   19.09  $            0.10       $        (1.01)  $    (0.91)
   For the year ended 03/31/04                   12.83               0.30                 6.00         6.30
   For the year ended 03/31/03                   17.17               0.12                (4.46)       (4.34)
   For the year ended 03/31/02                   19.21               0.06                (2.10)       (2.04)
   For the year ended 03/31/01                   31.88               0.04               (11.29)      (11.25)
   For the period 5/7/99 through 3/31/00         20.61              (0.09)               11.38        11.29
   For the period 4/1/99 through 5/7/99 (1)      19.73              (0.02)                0.90         0.88

                                                 DISTRIBUTIONS FROM:
                                             --------------------------
                                                 NET           NET
                                             INVESTMENT     REALIZED          TOTAL
                                               INCOME     CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------
                             U.S. EQUITY FUNDS -- CONTINUED

U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --           (7.73)          (7.73)
   For the period 5/7/99 through 3/31/00             --              --              --
   For the period 4/1/99 through 5/7/99 (1)          --              --              --
U.S. SYSTEMATIC SMID GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   2/27/04 (commenced) to 03/31/04                   --              --              --
U.S. CONVERTIBLE
   For the period ended 09/30/04 (1)         $    (0.22)  $          --   $       (0.22)
   For the year ended 03/31/04                    (0.59)             --           (0.59)
   For the year ended 03/31/03                    (0.71)             --           (0.71)
   For the year ended 03/31/02                    (0.74)             --           (0.74)
   For the year ended 03/31/01                    (0.66)          (1.63)          (2.29)
   For the period 5/7/99 through 3/31/00          (0.47)             --           (0.47)
   For the period 4/1/99 through 5/7/99 (1)          --              --              --

                                  GLOBAL EQUITY FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --           (8.99)          (8.99)
   For the year ended 3/31/00                        --           (8.26)          (8.26)
INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                    (0.04)             --           (0.04)
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --           (1.42)          (1.42)
   For the period 5/7/99 through 3/31/00          (0.02)             --           (0.02)
   For the period 4/1/99 through 5/7/99 (1)          --              --              --

----------
(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5) Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity), of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S.Systematic Large Cap Growth, Global Select, International Growth, Emerging Countries and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, 1.65% and 0.75% for the period
    04/01/02 to 06/30/02, 1.56%, 0.85% 0.90%, 1.05%, 1.15%, 1.50% and 0.75%
    period 07/01/02 to 01/21/03, 1.40%, 1.00%, 1.00%, 1.10%, 1.15%, 1.65%, and
    0.80% for the period 01/22/03 to 03/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible and International Growth Opportunities had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00% and 1.40% respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                             NET ASSET
                                              VALUE,      TOTAL
                                              ENDING    RETURN (3)
------------------------------------------------------------------
                  U.S. EQUITY FUNDS -- CONTINUED

U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/04 (1)         $   10.09       (2.89%)
   For the year ended 03/31/04                   10.39       30.86%
   For the year ended 03/31/03                    7.94      (30.35%)
   For the year ended 03/31/02                   11.40      (16.18%)
   For the year ended 03/31/01                   13.60      (53.95%)
   For the period 5/7/99 through 3/31/00         41.51      113.48%
   For the period 4/1/99 through 5/7/99 (1)      19.44        1.41%
U.S. SYSTEMATIC SMID GROWTH
   For the period ended 09/30/04 (1)         $    9.49       (4.04%)
   2/27/04 (commenced) to 03/31/04                9.89       (1.10%)
U.S. CONVERTIBLE
   For the period ended 09/30/04 (1)         $   22.63       (1.11%)
   For the year ended 03/31/04                   23.11       34.15%
   For the year ended 03/31/03                   17.72      (13.69%)
   For the year ended 03/31/02                   21.35       (4.51%)
   For the year ended 03/31/01                   23.14      (25.12%)
   For the period 5/7/99 through 3/31/00         33.67       54.31%
   For the period 4/1/99 through 5/7/99 (1)      22.21        3.16%

                       GLOBAL EQUITY FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)         $   15.10       (3.08%)
   For the year ended 03/31/04                   15.58       51.85%
   For the year ended 03/31/03                   10.26      (24.95%)
   For the year ended 03/31/02                   13.67        6.30%
   For the year ended 03/31/01                   12.86      (36.33%)
   For the year ended 3/31/00                    31.91      110.64%
INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $   18.18       (4.77%)
   For the year ended 03/31/04                   19.09       49.17%
   For the year ended 03/31/03                   12.83      (25.28%)
   For the year ended 03/31/02                   17.17      (10.62%)
   For the year ended 03/31/01                   19.21      (35.99%)
   For the period 5/7/99 through 3/31/00         31.88       54.78%
   For the period 4/1/99 through 5/7/99 (1)      20.61        4.46%

                                                                       RATIOS TO AVERAGE NET ASSETS (4)
                                             ----------------------------------------------------------------------------------
                                                                                                  EXPENSES      EXPENSES NET OF
                                                  NET                         EXPENSES             NET OF       REIMBURSEMENT/
                                              INVESTMENT         TOTAL    (REIMBURSEMENTS)/    REIMBURSEMENT/     RECOUPMENT
                                             INCOME (LOSS)     EXPENSES      RECOUPMENT          RECOUPMENT       OFFSET (5)
-------------------------------------------------------------------------------------------------------------------------------
                                                U.S. EQUITY FUNDS -- CONTINUED

U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/04 (1)                 1.89%(10)     1.56%              (0.31%)            1.25%             0.97%
   For the year ended 03/31/04                      (0.28%)        1.12%                 --              1.12%             0.73%(9)
   For the year ended 03/31/03                      (0.72%)        1.22%              (0.20%)            1.02%             1.00%(6)
   For the year ended 03/31/02                      (0.70%)        1.08%              (0.07%)            1.01%             1.01%
   For the year ended 03/31/01                      (0.68%)        1.03%              (0.03%)            1.00%             1.00%
   For the period 5/7/99 through 3/31/00            (0.60%)        1.09%              (0.08%)            1.01%             1.01%
   For the period 4/1/99 through 5/7/99 (1)         (0.70%)        0.99%                 --              0.99%             0.99%
U.S. SYSTEMATIC SMID GROWTH
   For the period ended 09/30/04 (1)                (0.23%)        1.87%              (0.50%)            1.37%             1.15%
   2/27/04 (commenced) to 03/31/04                  (0.43%)        4.39%              (3.04%)            1.35%             1.35%(9)
U.S. CONVERTIBLE
   For the period ended 09/30/04 (1)                 1.62%         1.12%              (0.10%)            1.02%             0.91%
   For the year ended 03/31/04                       2.57%         1.10%              (0.06%)            1.04%             1.00%(9)
   For the year ended 03/31/03                       3.17%         1.16%              (0.15%)            1.01%             1.00%(6)
   For the year ended 03/31/02                       2.87%         1.05%              (0.05%)            1.00%             1.00%
   For the year ended 03/31/01                       2.40%         1.04%              (0.03%)            1.01%             1.01%
   For the period 5/7/99 through 3/31/00             2.02%         1.27%              (0.24%)            1.03%             1.03%
   For the period 4/1/99 through 5/7/99 (1)          2.15%         0.99%                 --              0.99%             0.99%

                                                      GLOBAL EQUITY FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)                 0.15%         1.16%                 --              1.16%             0.99%
   For the year ended 03/31/04                      (0.05%)        1.28%              (0.10%)            1.18%             1.01%(9)
   For the year ended 03/31/03                      (0.16%)        1.42%              (0.27%)            1.15%             1.13%(6)
   For the year ended 03/31/02                      (0.43%)        1.37%              (0.14%)            1.23%             1.23%
   For the year ended 03/31/01                      (0.21%)        1.78%              (0.48%)            1.30%             1.30%
   For the year ended 3/31/00                       (0.81%)        1.82%              (0.49%)            1.33%             1.33%
INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)                 1.06%         1.48%              (0.07%)            1.41%             1.08%
   For the year ended 03/31/04                       1.35%         1.49%              (0.04%)            1.45%             1.19%(9)
   For the year ended 03/31/03                       0.76%         1.46%              (0.21%)            1.25%             1.23%(6)
   For the year ended 03/31/02                       0.32%         1.36%               0.01%             1.37%             1.37%
   For the year ended 03/31/01                       0.15%         1.32%               0.08%             1.40%             1.40%
   For the period 5/7/99 through 3/31/00            (0.36%)        1.38%               0.02%             1.40%             1.40%
   For the period 4/1/99 through 5/7/99 (1)         (0.97%)        1.39%                 --              1.39%             1.39%

                                              FUND'S
                                             PORTFOLIO      NET ASSETS,
                                             TURNOVER         ENDING
                                               RATE         (IN 000'S)
-----------------------------------------------------------------------
                     U.S. EQUITY FUNDS -- CONTINUED

U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/04 (1)               165%     $    11,251
   For the year ended 03/31/04                     245%          29,747
   For the year ended 03/31/03                     206%          42,084
   For the year ended 03/31/02                     154%         110,347
   For the year ended 03/31/01                     186%         113,952
   For the period 5/7/99 through 3/31/00           110%         252,377
   For the period 4/1/99 through 5/7/99 (1)         25%         128,710
U.S. SYSTEMATIC SMID GROWTH
   For the period ended 09/30/04 (1)                61%     $     4,902
   2/27/04 (commenced) to 03/31/04                  14%           5,347
U.S. CONVERTIBLE
   For the period ended 09/30/04 (1)                39%     $    39,833
   For the year ended 03/31/04                     103%          50,103
   For the year ended 03/31/03                     114%          44,901
   For the year ended 03/31/02                     181%         120,359
   For the year ended 03/31/01                     118%         126,826
   For the period 5/7/99 through 3/31/00           149%         114,655
   For the period 4/1/99 through 5/7/99 (1)         11%          90,843

                          GLOBAL EQUITY FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)                75%     $    54,809
   For the year ended 03/31/04                     226%          78,327
   For the year ended 03/31/03                     230%(8)       69,776
   For the year ended 03/31/02                     401%          41,219
   For the year ended 03/31/01                     440%          15,023
   For the year ended 3/31/00                      348%          24,742
INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)                98%     $    43,112
   For the year ended 03/31/04                     186%          51,450
   For the year ended 03/31/03                     203%          88,029
   For the year ended 03/31/02                     232%         214,920
   For the year ended 03/31/01                     234%         215,602
   For the period 5/7/99 through 3/31/00           171%         303,536
   For the period 4/1/99 through 5/7/99 (1)         30%         117,365

(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.
(9) The Board of Trustees approved the amendments to the Expenses Limitation Agreement where by overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, 1.40% and 0.60% for
     the period 04/01/03 to 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, and 0.63% for the period 07/29/03 to 03/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 04/01/03 to 07/28/03, 1.45% and1.73% for the period 07/29/03 to 02/23/04, 1.30% and 1.65% for the period 02/24/04 to
     03/31/04, respectively. U.S. Systematic SMID Growth did not exceed 1.33% for the period 02/24/04 to 03/31/04.
(10) Net Investment Income ratio includes the proceeds of the class action suit for the amount of $90,091.54 representing a three cent per share impact to the fund.

For a share outstanding during the period indicated

                                             NET ASSET         NET           NET REALIZED    TOTAL FROM
                                              VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT
                                             BEGINNING  INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS
-------------------------------------------------------------------------------------------------------
                                   GLOBAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)         $   29.43  $            0.17   $        (0.27)  $    (0.10)
   For the year ended 03/31/04                   17.39               0.18            11.86        12.04
   For the year ended 03/31/03                   22.72               0.07            (5.40)       (5.33)
   For the year ended 03/31/02                   24.38               0.09            (1.75)       (1.66)
   For the year ended 03/31/01                   51.19              (0.09)          (17.92)      (18.01)
   For the period 5/7/99 through 3/31/00         22.38              (0.24)           29.26        29.02
   For the period 4/1/99 through 5/7/99 (1)      21.12              (0.01)            1.27         1.26
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)         $   16.20  $            0.11   $        (1.31)  $    (1.20)
   For the year ended 03/31/04                    8.70               0.20             7.30         7.50
   For the year ended 03/31/03                   12.13               0.02            (3.45)       (3.43)
   For the year ended 03/31/02                   11.20               0.04             0.89         0.93
   For the year ended 03/31/01                   23.69              (0.02)          (10.84)      (10.86)
   For the period 5/7/99 through 3/31/00         15.88              (0.10)            7.91         7.81
   For the period 4/1/99 through 5/7/99 (1)      13.44              (0.02)            2.46         2.44
EMERGING MARKETS
   OPPORTUNITIES FUND
   5/28/04 (commenced) to 03/31/04           $   10.00  $            0.03   $         0.67   $     0.70

                                          FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)         $   10.34  $            0.42   $        (0.07)  $     0.35
   For the year ended 03/31/04                    9.65               0.86             0.63         1.49
   For the year ended 03/31/03                    9.88               0.83            (0.23)        0.60
   For the year ended 03/31/02                   10.82               0.93            (0.91)        0.02
   For the year ended 03/31/01                   11.95               1.31            (1.22)        0.09
   For the period 5/7/99 through 3/31/00         12.58               1.05            (0.64)        0.41
   For the period 4/1/99 through 5/7/99 (1)      12.37               0.13             0.18         0.31

                                                 DISTRIBUTIONS FROM:
                                             --------------------------
                                                 NET           NET
                                             INVESTMENT     REALIZED          TOTAL
                                               INCOME     CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------
                           GLOBAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                    (0.13)          (8.67)          (8.80)
   For the period 5/7/99 through 3/31/00             --           (0.21)          (0.21)
   For the period 4/1/99 through 5/7/99 (1)          --              --              --
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   For the year ended 03/31/04                       --              --              --
   For the year ended 03/31/03                       --              --              --
   For the year ended 03/31/02                       --              --              --
   For the year ended 03/31/01                       --           (1.63)          (1.63)
   For the period 5/7/99 through 3/31/00             --              --              --
   For the period 4/1/99 through 5/7/99 (1)          --              --              --
EMERGING MARKETS
   OPPORTUNITIES FUND
   5/28/04 (commenced) to 03/31/04           $       --   $          --   $          --

                                   FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)         $    (0.43)  $          --   $       (0.43)
   For the year ended 03/31/04                    (0.80)             --           (0.80)
   For the year ended 03/31/03                    (0.83)             --           (0.83)
   For the year ended 03/31/02                    (0.96)             --           (0.96)
   For the year ended 03/31/01                    (1.22)             --           (1.22)
   For the period 5/7/99 through 3/31/00          (1.04)             --           (1.04)
   For the period 4/1/99 through 5/7/99 (1)       (0.10)             --           (0.10)

----------
(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5) Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity), of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S.Systematic Large Cap Growth, Global Select, International Growth, Emerging Countries and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, 1.65% and 0.75% for the period
    04/01/02 to 06/30/02, 1.56%, 0.85% 0.90%, 1.05%, 1.15%, 1.50% and 0.75%
    period 07/01/02 to 01/21/03, 1.40%, 1.00%, 1.00%, 1.10%, 1.15%, 1.65%, and
    0.80% for the period 01/22/03 to 03/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible and International Growth Opportunities had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00% and 1.40% respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                             NET ASSET
                                              VALUE,      TOTAL
                                              ENDING    RETURN (3)
------------------------------------------------------------------
                 GLOBAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)         $   29.33       (0.34%)
   For the year ended 03/31/04                   29.43       69.24%
   For the year ended 03/31/03                   17.39      (23.46%)
   For the year ended 03/31/02                   22.72       (6.81%)
   For the year ended 03/31/01                   24.38      (37.80%)
   For the period 5/7/99 through 3/31/00         51.19      130.09%
   For the period 4/1/99 through 5/7/99 (1)      22.38        5.97%
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)         $   15.00       (7.41%)
   For the year ended 03/31/04                   16.20       86.21%
   For the year ended 03/31/03                    8.70      (28.28%)
   For the year ended 03/31/02                   12.13        8.30%
   For the year ended 03/31/01                   11.20      (46.75%)
   For the period 5/7/99 through 3/31/00         23.69       49.18%
   For the period 4/1/99 through 5/7/99 (1)      15.88       18.07%
EMERGING MARKETS
   OPPORTUNITIES FUND
   5/28/04 (commenced) to 03/31/04           $   10.70        7.00%

                        FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)         $   10.26        3.45%
   For the year ended 03/31/04                   10.34       16.67%
   For the year ended 03/31/03                    9.65        6.61%
   For the year ended 03/31/02                    9.88        0.42%
   For the year ended 03/31/01                   10.82        0.78%
   For the period 5/7/99 through 3/31/00         11.95        3.39%
   For the period 4/1/99 through 5/7/99 (1)      12.58        2.52%

                                                                      RATIOS TO AVERAGE NET ASSETS (4)
                                             ---------------------------------------------------------------------------------
                                                                                                 EXPENSES      EXPENSES NET OF
                                                  NET                        EXPENSES             NET OF       REIMBURSEMENT/
                                              INVESTMENT        TOTAL    (REIMBURSEMENTS)/    REIMBURSEMENT/     RECOUPMENT
                                             INCOME (LOSS)    EXPENSES      RECOUPMENT          RECOUPMENT       OFFSET (5)
------------------------------------------------------------------------------------------------------------------------------
                                               GLOBAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)                  1.15%       1.49%                 --              1.49%             1.24%
   For the year ended 03/31/04                        0.74%       1.47%                 --              1.47%             1.28%(9)
   For the year ended 03/31/03                        0.36%       1.54%              (0.10%)            1.44%             1.42%(6)
   For the year ended 03/31/02                        0.40%       1.42%              (0.01%)            1.41%             1.41%
   For the year ended 03/31/01                       (0.24%)      1.37%               0.05%             1.42%             1.42%
   For the period 5/7/99 through 3/31/00             (0.73%)      1.45%              (0.04%)            1.41%             1.41%
   For the period 4/1/99 through 5/7/99 (1)          (0.37%)      1.39%                 --              1.39%             1.39%
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)                  1.52%       1.80%              (0.09%)            1.71%             1.46%
   For the year ended 03/31/04                        1.67%       1.89%              (0.07%)            1.82%             1.70%(9)
   For the year ended 03/31/03                        0.19%       2.25%              (0.42%)            1.83%             1.80%(6)
   For the year ended 03/31/02                        0.35%       1.89%              (0.20%)            1.69%             1.69%
   For the year ended 03/31/01                       (0.11%)      1.72%              (0.04%)            1.68%             1.68%
   For the period 5/7/99 through 3/31/00             (0.62%)      1.77%              (0.10%)            1.67%             1.67%
   For the period 4/1/99 through 5/7/99 (1)          (1.22%)      1.64%                 --              1.64%             1.64%
EMERGING MARKETS
   OPPORTUNITIES FUND
   5/28/04 (commenced) to 03/31/04                    0.79%       3.26%              (1.51%)            1.75%             1.70%

                                                      FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)                  8.39%       0.82%              (0.19%)            0.63%             0.60%
   For the year ended 03/31/04                        8.43%       0.87%              (0.23%)            0.64%             0.61%(9)
   For the year ended 03/31/03                        8.78%       1.01%              (0.24%)            0.77%             0.77%(6)
   For the year ended 03/31/02                        9.28%       1.03%              (0.27%)            0.76%             0.76%
   For the year ended 03/31/01                       10.75%       1.29%              (0.53%)            0.76%             0.76%
   For the period 5/7/99 through 3/31/00              9.97%       1.31%              (0.50%)            0.81%             0.81%
   For the period 4/1/99 through 5/7/99 (1)          10.66%       0.58%              (0.02%)            0.56%             0.56%

                                              FUND'S
                                             PORTFOLIO   NET ASSETS,
                                             TURNOVER      ENDING
                                               RATE      (IN 000'S)
--------------------------------------------------------------------
                  GLOBAL EQUITY FUNDS -- CONTINUED

INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)                51%  $    43,209
   For the year ended 03/31/04                     124%       54,015
   For the year ended 03/31/03                     129%       65,351
   For the year ended 03/31/02                     168%      144,429
   For the year ended 03/31/01                     160%      193,934
   For the period 5/7/99 through 3/31/00           151%      270,159
   For the period 4/1/99 through 5/7/99 (1)         23%       71,738
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)                29%  $    17,869
   For the year ended 03/31/04                     100%       19,966
   For the year ended 03/31/03                     222%       49,526
   For the year ended 03/31/02                     260%      117,070
   For the year ended 03/31/01                     244%      140,538
   For the period 5/7/99 through 3/31/00           180%      300,085
   For the period 4/1/99 through 5/7/99 (1)         34%      178,902
EMERGING MARKETS
   OPPORTUNITIES FUND
   5/28/04 (commenced) to 03/31/04                  26%  $     8,842

                         FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)                50%  $   158,091
   For the year ended 03/31/04                     134%      102,110
   For the year ended 03/31/03                     137%      120,182
   For the year ended 03/31/02                     113%       71,369
   For the year ended 03/31/01                     132%       42,622
   For the period 5/7/99 through 3/31/00           113%       21,552
   For the period 4/1/99 through 5/7/99 (1)         25%       11,412

(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.
(9) The Board of Trustees approved the amendments to the Expenses Limitation Agreement where by overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, 1.40% and 0.60% for
     the period 04/01/03 to 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, and 0.63% for the period 07/29/03 to 03/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 04/01/03 to 07/28/03, 1.45% and1.73% for the period 07/29/03 to 02/23/04, 1.30% and 1.65% for the period 02/24/04 to
     03/31/04, respectively. U.S. Systematic SMID Growth did not exceed 1.33% for the period 02/24/04 to 03/31/04.
(10) Net Investment Income ratio includes the proceeds of the class action suit for the amount of $90,091.54 representing a three cent per share impact to the fund.

For a class II share outstanding during the period indicated

                                             NET ASSET         NET           NET REALIZED    TOTAL FROM
                                              VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT
                                             BEGINNING  INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS
-------------------------------------------------------------------------------------------------------
                                             GLOBAL FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)         $   15.58  $            0.02   $        (0.49)  $    (0.47)
   6/30/03 (commenced) to 03/31/04               12.12              (0.01)            3.47         3.46
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)         $   29.47  $            0.19   $        (0.28)  $    (0.09)
   6/05/03 (commenced) to 03/31/04               20.85               0.14             8.48         8.62
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)         $   16.19  $            0.12   $        (1.30)  $    (1.18)
   9/08/03 (commenced) to 03/31/04               12.90               0.06             3.23         3.29

                                          FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)         $   10.33  $            0.43   $        (0.09)  $     0.34
   6/30/03 (commenced) to 03/31/04               10.18               0.66             0.10         0.76

                                                 DISTRIBUTIONS FROM:
                                             --------------------------
                                                 NET           NET
                                             INVESTMENT     REALIZED          TOTAL
                                               INCOME     CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------
                                      GLOBAL FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   6/30/03 (commenced) to 03/31/04                   --              --              --
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   6/05/03 (commenced) to 03/31/04                   --              --              --
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   9/08/03 (commenced) to 03/31/04                   --              --              --

                                  FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)         $    (0.43)  $          --   $       (0.43)
   6/30/03 (commenced) to 03/31/04                (0.61)             --           (0.61)

----------
(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.

For a class III share outstanding during the period indicated

                                             NET ASSET         NET           NET REALIZED    TOTAL FROM
                                              VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT
                                             BEGINNING  INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS
-------------------------------------------------------------------------------------------------------
                                             GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $   19.09  $            0.12   $        (1.01)  $    (0.89)
   10/01/03 (commenced) to 03/31/04              16.19               0.04             2.93         2.97

                                                 DISTRIBUTIONS FROM:
                                             --------------------------
                                                 NET           NET
                                             INVESTMENT     REALIZED          TOTAL
                                               INCOME     CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------
                                      GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   10/01/03 (commenced) to 03/31/04               (0.07)             --           (0.07)

----------
(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.

For a class IV share outstanding during the period indicated

                                             NET ASSET         NET           NET REALIZED    TOTAL FROM
                                              VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT
                                             BEGINNING  INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS
-------------------------------------------------------------------------------------------------------
                                              GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $   19.11  $            0.13  $        (1.01)  $     (0.88)
   10/01/03 (commenced) to 03/31/04              16.19               0.06            2.93          2.99

                                                 DISTRIBUTIONS FROM:
                                             --------------------------
                                                 NET           NET
                                             INVESTMENT     REALIZED          TOTAL
                                               INCOME     CAPITAL GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------
                                      GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $       --   $          --   $          --
   10/01/03 (commenced) to 03/31/04               (0.07)             --           (0.07)

----------
(1) Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3) Total returns are not annualized for periods less than one year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                             NET ASSET
                                              VALUE,      TOTAL
                                              ENDING    RETURN (3)
------------------------------------------------------------------
                           GLOBAL FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)         $   15.11       (3.02%)
   6/30/03 (commenced) to 03/31/04               15.58       28.55%
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)         $   29.38       (0.31%)
   6/05/03 (commenced) to 03/31/04               29.47       41.34%
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)         $   15.01       (7.29%)
   9/08/03 (commenced) to 03/31/04               16.19       25.50%

                        FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)         $   10.24        3.39%
   6/30/03 (commenced) to 03/31/04               10.33        8.43%

                                                                      RATIOS TO AVERAGE NET ASSETS (4)
                                             ---------------------------------------------------------------------------------
                                                                                                 EXPENSES      EXPENSES NET OF
                                                  NET                        EXPENSES             NET OF       REIMBURSEMENT/
                                              INVESTMENT        TOTAL    (REIMBURSEMENTS)/    REIMBURSEMENT/     RECOUPMENT
                                             INCOME (LOSS)    EXPENSES      RECOUPMENT          RECOUPMENT       OFFSET (5)
------------------------------------------------------------------------------------------------------------------------------
                                                         GLOBAL FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)                  0.21%       1.11%                 --              1.11%             0.95%
   6/30/03 (commenced) to 03/31/04                   (0.08%)      1.24%              (0.12%)            1.12%             0.94%
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)                  1.28%       1.33%                 --              1.33%             1.09%
   6/05/03 (commenced) to 03/31/04                    0.66%       1.29%                 --              1.29%             1.11%
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)                  1.67%       1.65%              (0.09%)            1.56%             1.30%
   9/08/03 (commenced) to 03/31/04                    0.77%       1.56%               0.07%             1.63%             1.52%

                                                      FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)                  8.36%       0.77%              (0.19%)            0.58%             0.55%
   6/30/03 (commenced) to 03/31/04                    8.68%       0.82%              (0.24%)            0.58%             0.57%

                                              FUND'S
                                             PORTFOLIO   NET ASSETS,
                                             TURNOVER      ENDING
                                               RATE      (IN 000'S)
--------------------------------------------------------------------
                            GLOBAL FUNDS

GLOBAL SELECT
   For the period ended 09/30/04 (1)                75%  $    59,742
   6/30/03 (commenced) to 03/31/04                 226%       35,817
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period ended 09/30/04 (1)                51%  $    45,914
   6/05/03 (commenced) to 03/31/04                 124%       60,394
EMERGING COUNTRIES
   For the period ended 09/30/04 (1)                29%  $    48,638
   9/08/03 (commenced) to 03/31/04                 123%       52,500

                         FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
   For the period ended 09/30/04 (1)                50%  $    25,950
   6/30/03 (commenced) to 03/31/04                 134%       68,952

(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5)  Net expenses include certain items not subject to expense reimbursement.

                                             NET ASSET
                                              VALUE,      TOTAL
                                              ENDING    RETURN (3)
------------------------------------------------------------------
                           GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $   18.20       (4.66%)
   10/01/03 (commenced) to 03/31/04              19.09       18.37%

                                                                      RATIOS TO AVERAGE NET ASSETS (4)
                                             ---------------------------------------------------------------------------------
                                                                                                 EXPENSES      EXPENSES NET OF
                                                  NET                        EXPENSES             NET OF       REIMBURSEMENT/
                                              INVESTMENT        TOTAL    (REIMBURSEMENTS)/    REIMBURSEMENT/     RECOUPMENT
                                             INCOME (LOSS)    EXPENSES      RECOUPMENT          RECOUPMENT       OFFSET (5)
------------------------------------------------------------------------------------------------------------------------------
                                                         GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)                  1.28%       1.23%              (0.07%)            1.16%             0.83%
   10/01/03 (commenced) to 03/31/04                   0.40%       1.11%               0.05%             1.16%             0.94%

                                              FUND'S
                                             PORTFOLIO   NET ASSETS,
                                             TURNOVER      ENDING
                                               RATE      (IN 000'S)
--------------------------------------------------------------------
                            GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)                98%  $    35,100
   10/01/03 (commenced) to 03/31/04                186%       36,830

(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5)  Net expenses include certain items not subject to expense reimbursement.

                                             NET ASSET
                                              VALUE,      TOTAL
                                              ENDING    RETURN (3)
------------------------------------------------------------------
                           GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)         $   18.23       (4.60%)
   10/01/03 (commenced) to 03/31/04              19.11       18.49%

                                                                      RATIOS TO AVERAGE NET ASSETS (4)
                                             ---------------------------------------------------------------------------------
                                                                                                 EXPENSES      EXPENSES NET OF
                                                  NET                        EXPENSES             NET OF       REIMBURSEMENT/
                                              INVESTMENT        TOTAL    (REIMBURSEMENTS)/    REIMBURSEMENT/     RECOUPMENT
                                             INCOME (LOSS)    EXPENSES      RECOUPMENT          RECOUPMENT       OFFSET (5)
------------------------------------------------------------------------------------------------------------------------------
                                                         GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)                  1.43%       1.08%              (0.07%)            1.01%             0.68%
   10/01/03 (commenced) to 03/31/04                   0.62%       0.97%               0.03%             1.00%             0.77%

                                              FUND'S
                                             PORTFOLIO   NET ASSETS,
                                             TURNOVER      ENDING
                                               RATE      (IN 000'S)
--------------------------------------------------------------------
                            GLOBAL FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)                98%  $    22,593
   10/01/03 (commenced) to 03/31/04                186%       23,719

(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5)  Net expenses include certain items not subject to expense reimbursement.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)

                                                 U.S. MINI CAP   U.S. EMERGING   U.S. SMALL CAP
                                                    GROWTH          GROWTH           VALUE
ASSETS
Investments, at value*                           $  85,756,343   $  28,872,269   $   66,523,255
Foreign currencies, at value**                              --              --               --
Cash                                                        --              --          192,797
Receivables:
  Investment securities sold                         2,867,726       1,495,915        3,721,404
  Capital shares sold                                   62,259          11,238           45,538
  Dividends                                              9,252             970           97,994
  Foreign taxes receivable                                  --              --               --
  Interest                                                  --              --               --
  Expense offset and other                             243,081          32,981           23,893
Other assets                                             6,739           8,152           14,413
                                                 -------------   -------------   --------------
    Total assets                                    88,945,400      30,421,525       70,619,294
                                                 -------------   -------------   --------------
LIABILITIES
Payables:
  Bank overdraft                                 $     233,349   $   1,166,592   $           --
  Investments purchased                              2,248,096         145,197          210,050
  Capital shares redeemed                              209,882              --        3,141,036
  Collateral on securities loaned                   22,304,175       6,364,875        3,937,825
  Distributions fee                                         --             736               --
  To investment advisor                                 53,801          13,267           45,458
Other Liabilities                                      111,961          63,650           77,032
                                                 -------------   -------------   --------------
    Total Liabilities                               25,161,264       7,754,317        7,411,401
                                                 -------------   -------------   --------------
NET ASSETS                                          63,784,136      22,667,208       63,207,893
                                                 =============   =============   ==============
  * Investments, at cost                            81,112,334      25,751,901       55,008,759
                                                 =============   =============   ==============
 ** Foreign currencies, at cost                             --              --               --
                                                 =============   =============   ==============
NET ASSETS CONSIST OF:
Paid-in capital                                  $  63,170,991   $  52,984,036   $   43,325,542
Undistributed net investment income (loss)            (276,160)       (121,719)          70,045
Accumulated net realized gain (loss) on
  investments and foreign currencies                (3,754,704)    (33,315,477)       8,297,810
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies      4,644,009       3,120,368       11,514,496
                                                 -------------   -------------   --------------
Net Assets applicable to all shares outstanding  $  63,784,136   $  22,667,208   $   63,207,893
                                                 =============   =============   ==============
Net Assets of Class I shares                     $  63,784,136   $  19,002,852   $   63,207,893
Net Assets of Class II shares                               --              --               --
Net Assets of Class III shares                              --              --               --
Net Assets of Class IV shares                               --              --               --
Net Assets of Class R shares                                --       3,664,356               --
                                                 =============   =============   ==============
Class I Shares outstanding                           5,106,816       2,126,170        3,531,363
Class II Shares outstanding                                 --              --               --
Class III Shares outstanding                                --              --               --
Class IV Shares outstanding                                 --              --               --
Class R Shares outstanding                                  --         414,546               --
                                                 =============   =============   ==============
Net Asset Value -- Class I Share                 $       12.49   $        8.94   $        17.90
Net Asset Value -- Class II Share                $          --   $          --   $           --
Net Asset Value -- Class III Share               $          --   $          --   $           --
Net Asset Value -- Class IV Share                $          --   $          --   $           --
Net Asset Value -- Class R Share                 $          --   $        8.84   $           --
                                                 =============   =============   ==============

                                                                  U.S. SYSTEMATIC   U.S. SYSTEMATIC
                                                 U.S. LARGE CAP      LARGE CAP          MID CAP
                                                     VALUE            GROWTH            GROWTH
ASSETS
Investments, at value*                           $   22,671,403   $    12,681,651   $    11,956,136
Foreign currencies, at value**                               --                --                --
Cash                                                         --            15,247                --
Receivables:
  Investment securities sold                                 --           284,087           242,494
  Capital shares sold                                    25,033             5,163             4,817
  Dividends                                              24,529            11,572             5,375
  Foreign taxes receivable                                   --                --                --
  Interest                                                   --                --                --
  Expense offset and other                                6,516            18,411            98,870
Other assets                                              9,540             8,125             7,905
                                                 --------------   ---------------   ---------------
    Total assets                                     22,737,021        13,024,256        12,315,597
                                                 --------------   ---------------   ---------------
LIABILITIES
Payables:
  Bank overdraft                                 $       22,871   $            --   $        68,751
  Investments purchased                                 170,124           334,088           185,614
  Capital shares redeemed                                 7,721             2,619                --
  Collateral on securities loaned                            --                --           753,475
  Distributions fee                                       1,680             1,961                --
  To investment advisor                                   2,271             1,788             3,277
Other Liabilities                                        34,293            25,311            53,560
                                                 --------------   ---------------   ---------------
    Total Liabilities                                   238,960           365,767         1,064,677
                                                 --------------   ---------------   ---------------
NET ASSETS                                           22,498,061        12,658,489        11,250,920
                                                 ==============   ===============   ===============
  * Investments, at cost                             19,208,431        12,498,575        11,636,003
                                                 ==============   ===============   ===============
 ** Foreign currencies, at cost                              --                --                --
                                                 ==============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital                                  $   25,440,784   $   118,627,501   $    24,938,045
Undistributed net investment income (loss)              423,187             2,877            84,055
Accumulated net realized gain (loss) on
  investments and foreign currencies                 (6,828,882)     (106,154,965)      (14,091,313)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies       3,462,972           183,076           320,133
                                                 --------------   ---------------   ---------------
Net Assets applicable to all shares outstanding  $   22,498,061   $    12,658,489   $    11,250,920
                                                 ==============   ===============   ===============
Net Assets of Class I shares                     $   14,301,368   $     3,168,825   $    11,250,920
Net Assets of Class II shares                                --                --                --
Net Assets of Class III shares                               --                --                --
Net Assets of Class IV shares                                --                --                --
Net Assets of Class R shares                          8,196,693         9,489,664                --
                                                 ==============   ===============   ===============
Class I Shares outstanding                              578,273           216,879         1,114,726
Class II Shares outstanding                                  --                --                --
Class III Shares outstanding                                 --                --                --
Class IV Shares outstanding                                  --                --                --
Class R Shares outstanding                              332,826           657,478                --
                                                 ==============   ===============   ===============
Net Asset Value -- Class I Share                 $        24.73   $         14.61   $         10.09
Net Asset Value -- Class II Share                $           --   $            --   $            --
Net Asset Value -- Class III Share               $           --   $            --   $            --
Net Asset Value -- Class IV Share                $           --   $            --   $            --
Net Asset Value -- Class R Share                 $        24.63   $         14.43   $            --
                                                 ==============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 U.S. SYSTEMATIC                         GLOBAL       INTERNATIONAL
                                                   SMID GROWTH     U.S. CONVERTIBLE      SELECT          GROWTH
ASSETS
Investments, at value*                           $     4,899,144   $     39,770,243   $ 124,424,812   $ 107,270,894
Foreign currencies, at value**                                --                 --         857,820           2,000
Cash                                                      23,258                 --              --              --
Receivables:
  Investment securities sold                             131,075            101,127       6,125,207       3,026,548
  Capital shares sold                                         --                 --          36,881           8,508
  Dividends                                                3,519             16,193         114,548         239,401
  Foreign taxes receivable                                    --                 --           2,490          10,742
  Interest                                                    --            133,301              --              --
  Expense offset and other                                 4,690             18,500          68,460         147,861
Other assets                                               1,846              2,311           4,854           9,342
                                                 ---------------   ----------------   -------------   -------------
    Total assets                                       5,063,532         40,041,675     131,635,072     110,715,296
                                                 ---------------   ----------------   -------------   -------------
LIABILITIES
Payables:
  Bank overdraft                                 $            --   $         99,977   $     595,553   $     487,754
  Investments purchased                                  147,372                 --       6,820,033       2,026,488
  Capital shares redeemed                                     --                 --          31,823           3,442
  Collateral on securities loaned                             --             26,250       9,419,695       5,449,918
  Distributions fee                                           --                 --              --             340
  To investment advisor                                      803             15,767          64,893          50,142
Other Liabilities                                         13,288             66,553         152,342         238,521
                                                 ---------------   ----------------   -------------   -------------
    Total Liabilities                                    161,463            208,547      17,084,339       8,256,605
                                                 ---------------   ----------------   -------------   -------------
NET ASSETS                                             4,902,069         39,833,128     114,550,733     102,458,691
                                                 ===============   ================   =============   =============
  * Investments, at cost                               4,817,579         33,257,635     112,750,254      99,054,642
                                                 ===============   ================   =============   =============
 ** Foreign currencies, at cost                               --                 --         861,480           1,936
                                                 ===============   ================   =============   =============
NET ASSETS CONSIST OF:
Paid-in capital                                  $     5,125,120   $     47,043,824   $ 107,058,628   $ 113,831,116
Undistributed net investment income (loss)                (5,691)           (57,500)        (38,294)        657,836
Accumulated net realized gain (loss) on
  investments and foreign currencies                    (298,925)       (13,665,804)     (4,138,400)    (20,250,743)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies           81,565          6,512,608      11,668,799       8,220,482
                                                 ---------------   ----------------   -------------   -------------
Net Assets applicable to all shares outstanding  $     4,902,069   $     39,833,128   $ 114,550,733   $ 102,458,691
                                                 ===============   ================   =============   =============
Net Assets of Class I shares                     $     4,902,069   $     39,833,128   $  54,809,135   $  43,111,735
Net Assets of Class II shares                                 --                 --      59,741,598              --
Net Assets of Class III shares                                --                 --              --      35,100,431
Net Assets of Class IV shares                                 --                 --              --      22,592,860
Net Assets of Class R shares                                  --                 --              --       1,653,665
                                                 ===============   ================   =============   =============
Class I Shares outstanding                               516,595          1,760,295       3,628,819       2,371,510
Class II Shares outstanding                                   --                 --       3,954,919              --
Class III Shares outstanding                                  --                 --              --       1,928,808
Class IV Shares outstanding                                   --                 --              --       1,239,610
Class R Shares outstanding                                    --                 --              --          92,062
                                                 ===============   ================   =============   =============
Net Asset Value -- Class I Share                 $          9.49   $          22.63   $       15.10   $       18.18
Net Asset Value -- Class II Share                $            --   $             --   $       15.11   $          --
Net Asset Value -- Class III Share               $            --   $             --   $          --   $       18.20
Net Asset Value -- Class IV Share                $            --   $             --   $          --   $       18.23
Net Asset Value -- Class R Share                 $            --   $             --   $          --   $       17.96
                                                 ===============   ================   =============   =============

                                                 INTERNATIONAL
                                                    GROWTH         EMERGING      EMERGING MARKETS   U.S. HIGH YIELD
                                                 OPPORTUNITIES     COUNTRIES      OPPORTUNITIES          BOND
ASSETS
Investments, at value*                           $  89,960,320   $  65,952,735   $      8,831,617   $   183,217,257
Foreign currencies, at value**                       1,042,218         503,133             30,545                --
Cash                                                        --          25,458              9,925           968,069
Receivables:
  Investment securities sold                         3,974,312              --                 --         6,173,402
  Capital shares sold                                   90,160           4,630                 --             5,681
  Dividends                                            225,202         187,798             14,524                --
  Foreign taxes receivable                              15,101             599                 --                --
  Interest                                                  --              --                 --         4,077,283
  Expense offset and other                              81,524          52,445              2,581            21,970
Other assets                                             5,603           4,354             10,019             7,980
                                                 -------------   -------------   ----------------   ---------------
    Total assets                                    95,394,440      66,731,152          8,899,211       194,471,642
                                                 -------------   -------------   ----------------   ---------------
LIABILITIES
Payables:
  Bank overdraft                                 $       7,955   $          --   $             --   $            --
  Investments purchased                              2,183,307              --             12,856         9,186,918
  Capital shares redeemed                                5,244          30,087                 --         1,000,000
  Collateral on securities loaned                    3,836,561              --                 --                --
  Distributions fee                                         --              --                 --                --
  To investment advisor                                 59,413          51,865                 --            41,046
Other Liabilities                                      178,443         142,583             44,429           203,086
                                                 -------------   -------------   ----------------   ---------------
    Total Liabilities                                6,270,923         224,535             57,285        10,431,050
                                                 -------------   -------------   ----------------   ---------------
NET ASSETS                                          89,123,517      66,506,617          8,841,926       184,040,592
                                                 =============   =============   ================   ===============
  * Investments, at cost                            74,595,202      54,296,713          8,290,715       176,094,489
                                                 =============   =============   ================   ===============
 ** Foreign currencies, at cost                      1,033,914         499,822             29,983                --
                                                 =============   =============   ================   ===============
NET ASSETS CONSIST OF:
Paid-in capital                                  $ 146,888,890   $  75,738,577   $      8,301,330   $   183,182,865
Undistributed net investment income (loss)             868,202       1,151,074             20,831           182,235
Accumulated net realized gain (loss) on
  investments and foreign currencies               (74,011,192)    (22,042,953)           (21,756)       (6,447,276)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies     15,377,617      11,659,919            541,521         7,122,768
                                                 -------------   -------------   ----------------   ---------------
Net Assets applicable to all shares outstanding  $  89,123,517   $  66,506,617   $      8,841,926   $   184,040,592
                                                 =============   =============   ================   ===============
Net Assets of Class I shares                     $  43,209,367   $  17,869,030   $      8,841,926   $   158,090,929
Net Assets of Class II shares                       45,914,150      48,637,587                 --        25,949,663
Net Assets of Class III shares                              --              --                 --                --
Net Assets of Class IV shares                               --              --                 --                --
Net Assets of Class R shares                                --              --                 --                --
                                                 =============   =============   ================   ===============
Class I Shares outstanding                           1,473,458       1,190,898            826,562        15,414,209
Class II Shares outstanding                          1,562,564       3,239,872                 --         2,535,218
Class III Shares outstanding                                --              --                 --                --
Class IV Shares outstanding                                 --              --                 --                --
Class R Shares outstanding                                  --              --                 --                --
                                                 =============   =============   ================   ===============
Net Asset Value -- Class I Share                 $       29.33   $       15.00   $          10.70   $         10.26
Net Asset Value -- Class II Share                $       29.38   $       15.01   $             --   $         10.24
Net Asset Value -- Class III Share               $          --   $          --   $             --   $            --
Net Asset Value -- Class IV Share                $          --   $          --   $             --   $            --
Net Asset Value -- Class R Share                 $          --   $          --   $             --   $            --
                                                 =============   =============   ================   ===============

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)

                                                 U.S. MINI CAP   U.S. EMERGING   U.S. SMALL CAP
                                                    GROWTH          GROWTH           VALUE
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $      65,537   $      31,297   $      420,361
Interest                                                28,626          29,094               17
                                                 -------------   -------------   --------------
  Total Income                                          94,163          60,391          420,378
                                                 -------------   -------------   --------------
EXPENSES
Advisory fees                                          360,993         115,996          253,768
Accounting and administration fees                      29,208          22,867           30,680
Custodian fees                                          34,177          24,229           12,195
Transfer agent fees and expenses                        15,542          12,590           13,847
Shareholder servicing fees                              46,929          24,771           43,986
Administrative services fees                            43,319          18,559           40,603
Professional fees                                       20,718           9,541           17,248
Shareholder reporting                                   15,984           7,404           12,989
Registration fees                                       10,226           9,597            9,065
Trustees' fees and expenses                              4,480           2,074            3,640
Interest and credit facility fee                           668             379              370
Insurance                                                5,329           2,941            3,617
Miscellaneous                                            4,370           2,539            3,851
                                                 -------------   -------------   --------------
    Total Expenses                                     591,943         253,487          445,859
Expense offset                                        (194,294)        (52,118)         (34,808)
Expenses (reimbursed)/recouped                         (27,326)        (19,259)          (5,532)
                                                 -------------   -------------   --------------
  Net Expenses                                         370,323         182,110          405,519
                                                 -------------   -------------   --------------
NET INVESTMENT INCOME (LOSS)                          (276,160)       (121,719)          14,859
                                                 -------------   -------------   --------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Securities                                        (7,228,884)        610,601        4,369,742
  Foreign currency transactions                             --              --               --
                                                 -------------   -------------   --------------
    Net realized gain (loss)                        (7,228,884)        610,601        4,369,742
                                                 -------------   -------------   --------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                       (5,078,742)     (3,512,420)      (3,524,318)
  Other assets and liabilities denominated
    in foreign currencies                                   --              --               --
                                                 -------------   -------------   --------------
    Net unrealized appreciation (depreciation)      (5,078,742)     (3,512,420)      (3,524,318)
                                                 -------------   -------------   --------------
NET GAIN (LOSS) ON INVESTMENTS                     (12,307,626)     (2,901,819)         845,424
                                                 -------------   -------------   --------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
    OPERATIONS                                   $ (12,583,786)  $  (3,023,538)  $      860,283
                                                 =============   =============   ==============
  * Foreign taxes withheld                       $          --   $          --   $           --
                                                 -------------   -------------   --------------

                                                                  U.S. SYSTEMATIC   U.S. SYSTEMATIC
                                                 U.S. LARGE CAP      LARGE CAP          MID CAP
                                                     VALUE            GROWTH            GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $      205,470   $        74,678   $        80,518
Interest                                                     96               817            92,607
                                                 --------------   ---------------   ---------------
  Total Income                                          205,566            75,495           173,125
                                                 --------------   ---------------   ---------------
EXPENSES
Advisory fees                                            47,666            29,483            55,257
Accounting and administration fees                       15,024            13,521            15,731
Custodian fees                                           12,188            12,693            16,049
Transfer agent fees and expenses                         11,729            11,559            12,372
Shareholder servicing fees                               23,960            22,104             7,368
Administrative services fees                             12,711             9,828             6,447
Professional fees                                         5,710             4,048             7,929
Shareholder reporting                                     4,634             3,584             5,953
Registration fees                                        10,230             8,955             8,648
Trustees' fees and expenses                               1,340               867             1,717
Interest and credit facility fee                            210               214               397
Insurance                                                 1,444             1,570             3,241
Miscellaneous                                             1,921             1,524             2,229
                                                 --------------   ---------------   ---------------
    Total Expenses                                      148,767           119,950           143,338
Expense offset                                           (6,047)          (13,738)          (25,405)
Expenses (reimbursed)/recouped                          (52,055)          (33,594)          (28,863)
                                                 --------------   ---------------   ---------------
  Net Expenses                                           90,665            72,618            89,070
                                                 --------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)                            114,901             2,877            84,055
                                                 --------------   ---------------   ---------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Securities                                            793,613         1,333,709         4,229,610
  Foreign currency transactions                              --                --                --
                                                 --------------   ---------------   ---------------
    Net realized gain (loss)                            793,613         1,333,709         4,229,610
                                                 --------------   ---------------   ---------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                          (590,703)       (1,741,900)       (4,936,803)
  Other assets and liabilities denominated
    in foreign currencies                                    --                --                --
                                                 --------------   ---------------   ---------------
    Net unrealized appreciation (depreciation)         (590,703)       (1,741,900)       (4,936,803)
                                                 --------------   ---------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS                          202,910          (408,191)         (707,193)
                                                 --------------   ---------------   ---------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                                     $      317,811   $      (405,314)  $      (623,138)
                                                 ==============   ===============   ===============
  * Foreign taxes withheld                       $           --   $            --   $            --
                                                 --------------   ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 U.S. SYSTEMATIC                         GLOBAL       INTERNATIONAL
                                                   SMID GROWTH     U.S. CONVERTIBLE      SELECT          GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $        23,032   $        305,366   $     641,239   $   1,177,583
Interest                                                     179            273,043             630           5,433
                                                 ---------------   ----------------   -------------   -------------
  Total Income                                            23,211            578,409         641,869       1,183,016
                                                 ---------------   ----------------   -------------   -------------
EXPENSES
Advisory fees                                             17,581            126,080         362,367         276,465
Accounting and administration fees                         2,124             23,702          46,075          46,118
Custodian fees                                             6,818             12,807          57,895         104,583
Transfer agent fees and expenses                          10,185             13,290          19,732          18,278
Shareholder servicing fees                                 2,512             22,924          35,979          98,820
Administrative services fees                               2,512             22,924          33,277          91,682
Professional fees                                            973             13,101          30,263          32,461
Shareholder reporting                                        600              9,800          22,373          25,986
Registration fees                                          1,962              2,597           6,613           9,920
Trustees' fees and expenses                                  168              2,716           6,189           7,116
Interest and credit facility fee                              26                414             984           1,193
Insurance                                                    477              3,241           6,400           9,599
Miscellaneous                                                941              3,096           5,988           6,946
                                                 ---------------   ----------------   -------------   -------------
    Total Expenses                                        46,879            256,692         634,135         729,167
Expense offset                                            (5,328)           (26,314)        (93,718)       (184,545)
Expenses (reimbursed)/recouped                           (12,649)           (22,297)           (565)        (35,863)
                                                 ---------------   ----------------   -------------   -------------
  Net Expenses                                            28,902            208,081         539,852         508,759
                                                 ---------------   ----------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)                              (5,691)           370,328         102,017         674,257
                                                 ---------------   ----------------   -------------   -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Securities                                            (294,700)           592,641       2,042,353       6,856,412
  Foreign currency transactions                               --                 --         (99,812)       (339,882)
                                                 ---------------   ----------------   -------------   -------------
    Net realized gain (loss)                            (294,700)           592,641       1,942,541       6,516,530
                                                 ---------------   ----------------   -------------   -------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                             62,202         (1,788,402)     (5,426,987)    (13,205,671)
  Other assets and liabilities denominated
    in foreign currencies                                     --                 --          (3,612)        (14,651)
                                                 ---------------   ----------------   -------------   -------------
    Net unrealized appreciation (depreciation)            62,202         (1,788,402)     (5,430,599)    (13,220,322)
                                                 ---------------   ----------------   -------------   -------------
NET GAIN (LOSS) ON INVESTMENTS                          (232,498)        (1,195,761)     (3,488,058)     (6,703,792)
                                                 ---------------   ----------------   -------------   -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                                     $      (238,189)  $       (825,433)  $  (3,386,041)  $  (6,029,535)
                                                 ===============   ================   =============   =============
  * Foreign taxes withheld                       $            --   $             --   $      63,596   $     166,889
                                                 ---------------   ----------------   -------------   -------------

                                                 INTERNATIONAL                      EMERGING
                                                    GROWTH         EMERGING          MARKETS        U.S. HIGH YIELD
                                                 OPPORTUNITIES     COUNTRIES      OPPORTUNITIES          BOND
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $   1,217,536   $     967,938   $         65,137   $            --
Interest                                                   445              60                542         7,862,816
                                                 -------------   -------------   ----------------   ---------------
  Total Income                                       1,217,981         967,998             65,679         7,862,816
                                                 -------------   -------------   ----------------   ---------------
EXPENSES
Advisory fees                                          358,549         276,898             23,645           350,164
Accounting and administration fees                      44,304          33,580              1,904            79,923
Custodian fees                                         105,448          76,066             33,694            20,617
Transfer agent fees and expenses                        16,697          14,494              7,235            20,074
Shareholder servicing fees                              57,534          48,710              5,254            66,089
Administrative services fees                            54,778          46,361              5,254            58,649
Professional fees                                       33,556          22,674              1,626            44,436
Shareholder reporting                                   21,874          13,951              1,253            34,826
Registration fees                                        5,755           4,906              4,956             7,368
Trustees' fees and expenses                              6,202           3,801                459             9,856
Interest and credit facility fee                           867             644                136             1,534
Insurance                                                6,780           3,884                 --            11,492
Miscellaneous                                            6,177           4,480                386             8,898
                                                 -------------   -------------   ----------------   ---------------
    Total Expenses                                     718,521         550,449             85,802           713,926
Expense offset                                        (124,299)        (83,445)            (1,264)          (24,218)
Expenses (reimbursed)/recouped                              --         (28,732)           (39,690)         (168,932)
                                                 -------------   -------------   ----------------   ---------------
  Net Expenses                                         594,222         438,272             44,848           520,776
                                                 -------------   -------------   ----------------   ---------------
NET INVESTMENT INCOME (LOSS)                           623,759         529,726             20,831         7,342,040
                                                 -------------   -------------   ----------------   ---------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Securities                                         9,646,285       4,066,037             (6,021)         (233,429)
  Foreign currency transactions                       (212,760)        (23,784)           (15,735)               --
                                                 -------------   -------------   ----------------   ---------------
    Net realized gain (loss)                         9,433,525       4,042,253            (21,756)         (233,429)
                                                 -------------   -------------   ----------------   ---------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                      (11,308,126)    (10,116,334)           540,902        (1,085,520)
  Other assets and liabilities denominated
    in foreign currencies                              (41,029)        (16,495)               619                --
                                                 -------------   -------------   ----------------   ---------------
    Net unrealized appreciation (depreciation)     (11,349,155)    (10,132,829)           541,521        (1,085,520)
                                                 -------------   -------------   ----------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS                      (1,915,630)     (6,090,576)           519,765        (1,318,949)
                                                 -------------   -------------   ----------------   ---------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                                     $  (1,291,871)  $  (5,560,850)  $        540,596   $     6,023,091
                                                 =============   =============   ================   ===============
  * Foreign taxes withheld                       $     115,249   $     116,500   $          8,701   $            --
                                                 -------------   -------------   ----------------   ---------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
PERIODS ENDED SEPTEMBER 30, 2004 AND MARCH 31, 2004

                                                        U.S. MINI CAP GROWTH                   U.S. EMERGING GROWTH
                                               ----------------------------------------------------------------------------
                                                 SEPTEMBER 30,                           SEPTEMBER 30,
                                                    2004               MARCH 31,             2004              MARCH 31,
                                                 (UNAUDITED)             2004             (UNAUDITED)            2004
                                               ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 $       (276,160)   $       (831,019)   $       (121,719)   $       (456,250)
  Net realized gain (loss)                           (7,228,884)         37,785,454             610,601          10,945,194
  Net unrealized appreciation (depreciation)         (5,078,742)          7,991,605          (3,512,420)          7,023,694
                                               ----------------    ----------------    ----------------    ----------------
    Net increase (decrease) in net assets
     from investment operations                     (12,583,786)         44,946,040          (3,023,538)         17,512,638
                                               ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 --                  --                  --                  --
  From net realized gains                                    --                  --                  --                  --
                                               ----------------    ----------------    ----------------    ----------------
    Total distributions                                      --                  --                  --                  --
                                               ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                          28,859,140          54,475,831             894,498          11,253,913
    Class R                                                  --                  --             333,585           1,179,622
  Distributions reinvested
    Class I                                                  --                  --                  --                  --
    Class R                                                  --                  --                  --                  --
  Cost of shares redeemed
    Class I                                         (21,367,709)        (66,169,978)        (11,251,729)        (32,008,789)
    Class R                                                  --                  --            (328,408)         (1,529,721)
                                               ----------------    ----------------    ----------------    ----------------
    Net increase (decrease) in net assets
     from share transactions                          7,491,431         (11,694,147)        (10,352,054)        (21,104,975)
                                               ----------------    ----------------    ----------------    ----------------
    Net Increase (Decrease) in Net Assets            (5,092,355)         33,251,893         (13,375,592)         (3,592,337)
NET ASSETS
  Beginning                                          68,876,491          35,624,598          36,042,800          39,635,137
                                               ----------------    ----------------    ----------------    ----------------
  Ending                                       $     63,784,136    $     68,876,491    $     22,667,208    $     36,042,800
                                               ================    ================    ================    ================
Undistributed net investment income
  (loss), ending                               $       (276,160)   $             --    $       (121,719)   $             --
                                               ================    ================    ================    ================
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                         1,997,155           5,105,054             101,075           1,534,091
  Distributions reinvested                                   --                  --                  --                  --
  Shares redeemed                                    (1,579,295)         (5,202,821)         (1,314,313)         (4,012,939)
                                               ----------------    ----------------    ----------------    ----------------
  Net Class I Share Activity                            417,860             (97,767)         (1,213,238)         (2,478,848)
                                               ================    ================    ================    ================
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                                --                  --              36,425             139,728
  Distributions reinvested                                   --                  --                  --                  --
  Shares redeemed                                            --                  --             (36,663)           (183,884)
                                               ================    ================    ================    ================
  Net Class R Share Activity                                 --                  --                (238)            (44,156)
                                               ================    ================    ================    ================

                                                       U.S. SMALL CAP VALUE
                                               ------------------------------------
                                                 SEPTEMBER 30,
                                                    2004              MARCH 31,
                                                 (UNAUDITED)            2004
                                               ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 $         14,859    $         79,718
  Net realized gain (loss)                            4,369,742           6,083,730
  Net unrealized appreciation (depreciation)         (3,524,318)         15,123,825
                                               ----------------    ----------------
    Net increase (decrease) in net assets
     from investment operations                         860,283          21,287,273
                                               ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 --             (58,291)
  From net realized gains                                    --          (1,558,819)
                                               ----------------    ----------------
    Total distributions                                      --          (1,617,110)
                                               ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                          31,818,545          38,131,382
    Class R                                                  --                  --
  Distributions reinvested
    Class I                                                  --           1,473,567
    Class R                                                  --                  --
  Cost of shares redeemed
    Class I                                         (35,262,199)         (4,463,749)
    Class R                                                  --                  --
                                               ----------------    ----------------
    Net increase (decrease) in net assets
     from share transactions                         (3,443,654)         35,141,200
                                               ----------------    ----------------
    Net Increase (Decrease) in Net Assets            (2,583,371)         54,811,363
NET ASSETS
  Beginning                                          65,791,264          10,979,901
                                               ----------------    ----------------
  Ending                                       $     63,207,893    $     65,791,264
                                               ================    ================
Undistributed net investment income
  (loss), ending                               $         70,045    $         55,186
                                               ================    ================
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                         1,840,362           2,859,617
  Distributions reinvested                                   --              93,264
  Shares redeemed                                    (2,039,168)           (295,642)
                                               ----------------    ----------------
  Net Class I Share Activity                           (198,806)          2,657,239
                                               ================    ================
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                                --                  --
  Distributions reinvested                                   --                  --
  Shares redeemed                                            --                  --
                                               ================    ================
  Net Class R Share Activity                                 --                  --
                                               ================    ================

(1)  Commenced operations on 2/27/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        U.S. LARGE CAP VALUE             U.S. SYSTEMATIC LARGE CAP GROWTH
                                               ----------------------------------------------------------------------------
                                                 SEPTEMBER 30,                           SEPTEMBER 30,
                                                     2004             MARCH 31,              2004             MARCH 31,
                                                  (UNAUDITED)           2004              (UNAUDITED)           2004
                                               ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 $        114,901    $        308,286    $          2,877    $        (63,463)
  Net realized gain (loss)                              793,613           2,036,857           1,333,709           3,077,381
  Net unrealized appreciation (depreciation)           (590,703)          6,130,411          (1,741,900)          1,280,165
                                               ----------------    ----------------    ----------------    ----------------
    Net increase (decrease) in net assets
     from investment operations                         317,811           8,475,554            (405,314)          4,294,083
                                               ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 --            (518,008)                 --                  --
  From net realized gains                                    --                  --                  --                  --
                                               ----------------    ----------------    ----------------    ----------------
    Total distributions                                      --            (518,008)                 --                  --
                                               ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                           2,546,228           7,248,568             138,750           1,400,861
    Class R                                             268,520             970,722             384,151           1,503,639
  Distributions reinvested
    Class I                                                  --             336,468                  --                  --
    Class R                                                  --             181,381                  --                  --
  Cost of shares redeemed
    Class I                                          (1,105,655)        (28,279,823)           (389,441)        (18,861,142)
    Class R                                            (577,330)         (1,774,921)           (816,718)         (1,969,935)
                                               ----------------    ----------------    ----------------    ----------------
    Net increase (decrease) in net assets
     from share transactions                          1,131,763         (21,317,605)           (683,258)        (17,926,577)
                                               ----------------    ----------------    ----------------    ----------------
    Net Increase (Decrease) in Net Assets             1,449,574         (13,360,059)         (1,088,572)        (13,632,494)
NET ASSETS
  Beginning                                          21,048,487          34,408,546          13,747,061          27,379,555
                                               ----------------    ----------------    ----------------    ----------------
  Ending                                       $     22,498,061    $     21,048,487    $     12,658,489    $     13,747,061
                                               ================    ================    ================    ================
Undistributed net investment income
  (loss), ending                               $        423,187    $        308,286    $          2,877    $             --
                                               ================    ================    ================    ================
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                           105,640             316,713               9,293              97,300
  Distributions reinvested                                   --              15,061                  --                  --
  Shares redeemed                                       (45,506)         (1,333,258)            (25,986)         (1,304,016)
                                               ----------------    ----------------    ----------------    ----------------
  Net Class I Share Activity                             60,134          (1,001,484)            (16,693)         (1,206,716)
                                               ================    ================    ================    ================
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                            11,098              44,394              26,081             104,959
  Distributions reinvested                                   --               8,137                  --                  --
  Shares redeemed                                       (23,703)            (78,872)            (55,214)           (136,216)
                                               ================    ================    ================    ================
  Net Class R Share Activity                            (12,605)            (26,341)            (29,133)            (31,257)
                                               ================    ================    ================    ================

                                                  U.S. SYSTEMATIC MID CAP GROWTH          U.S. SYSTEMATIC SMID GROWTH (1)
                                               ----------------------------------------------------------------------------
                                                 SEPTEMBER 30,                          SEPTEMBER 30,
                                                     2004             MARCH 31,              2004              MARCH 31,
                                                  (UNAUDITED)           2004              (UNAUDITED)            2004
                                               ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 $         84,055    $       (125,284)   $         (5,691)   $         (1,283)
  Net realized gain (loss)                            4,229,610          10,589,305            (294,700)             (4,225)
  Net unrealized appreciation (depreciation)         (4,936,803)          1,670,436              62,202              19,363
                                               ----------------    ----------------    ----------------    ----------------
    Net increase (decrease) in net assets
     from investment operations                        (623,138)         12,134,457            (238,189)             13,855
                                               ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 --                  --                  --                  --
  From net realized gains                                    --                  --                  --                  --
                                               ----------------    ----------------    ----------------    ----------------
    Total distributions                                      --                  --                  --                  --
                                               ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                             577,011           3,124,845              11,076           5,333,451
    Class R                                                  --                  41                  --                  --
  Distributions reinvested
    Class I                                                  --                  --                  --                  --
    Class R                                                  --                  --                  --                  --
  Cost of shares redeemed
    Class I                                         (18,449,524)        (27,596,227)           (218,124)                 --
    Class R                                                  --              (4,185)                 --                  --
                                               ----------------    ----------------    ----------------    ----------------
    Net increase (decrease) in net assets
     from share transactions                        (17,872,513)        (24,475,526)           (207,048)          5,333,451
                                               ----------------    ----------------    ----------------    ----------------
    Net Increase (Decrease) in Net Assets           (18,495,651)        (12,341,069)           (445,237)          5,347,306
NET ASSETS
  Beginning                                          29,746,571          42,087,640           5,347,306                  --
                                               ----------------    ----------------    ----------------    ----------------
  Ending                                       $     11,250,920    $     29,746,571    $      4,902,069    $      5,347,306
                                               ================    ================    ================    ================
Undistributed net investment income
  (loss), ending                               $         84,055    $             --    $         (5,691)   $             --
                                               ================    ================    ================    ================
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                            58,659             340,353               1,194             540,645
  Distributions reinvested                                   --                  --                  --                  --
  Shares redeemed                                    (1,806,842)         (2,777,862)            (25,244)                 --
                                               ----------------    ----------------    ----------------    ----------------
  Net Class I Share Activity                         (1,748,183)         (2,437,509)            (24,050)            540,645
                                               ================    ================    ================    ================
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                                --                   4                  --                  --
  Distributions reinvested                                   --                  --                  --                  --
  Shares redeemed                                            --                (467)                 --                  --
                                               ================    ================    ================    ================
  Net Class R Share Activity                                 --                (463)                 --                  --
                                               ================    ================    ================    ================

                                                      U.S. CONVERTIBLE                  GLOBAL SELECT
                                                -------------------------------------------------------------
                                                SEPTEMBER 30,                   SEPTEMBER 30,
                                                    2004          MARCH 31,         2004          MARCH 31,
                                                 (UNAUDITED)        2004         (UNAUDITED)        2004
                                                -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $     370,328   $   1,217,667   $     102,017   $     (51,745)
  Net realized gain (loss)                            592,641       4,847,891       1,942,541      21,638,336
  Net unrealized appreciation (depreciation)       (1,788,402)      7,377,158      (5,430,599)     15,004,322
                                                -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     from investment operations                      (825,433)     13,442,716      (3,386,041)     36,590,913
                                                -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (428,168)     (1,328,041)             --              --
  From net realized gains                                  --              --              --              --
                                                -------------   -------------   -------------   -------------
    Total distributions                              (428,168)     (1,328,041)             --              --
                                                -------------   -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                           103,592      13,773,947       5,702,539      30,115,574
    Class II                                               --              --      25,948,526      29,015,479
    Class III                                              --              --              --              --
    Class IV                                               --              --              --              --
    Class R                                                --              --              --              --
  Distributions reinvested
    Class I                                           358,464       1,094,960              --              --
    Class II                                               --              --              --              --
    Class III                                              --              --              --              --
    Class IV                                               --              --              --              --
    Class R                                                --              --              --              --
  Cost of shares redeemed
    Class I                                        (9,478,133)    (21,782,247)    (27,845,947)    (51,140,124)
    Class II                                               --              --         (12,232)       (213,688)
    Class III                                              --              --              --              --
    Class IV                                               --              --              --              --
    Class R                                                --              --              --              --
                                                -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     from share transactions                       (9,016,077)     (6,913,340)      3,792,886       7,777,241
                                                -------------   -------------   -------------   -------------
    Net Increase (Decrease) in Net Assets         (10,269,678)      5,201,335         406,845      44,368,154
NET ASSETS
  Beginning                                        50,102,806      44,901,471     114,143,888      69,775,734
                                                -------------   -------------   -------------   -------------
  Ending                                        $  39,833,128   $  50,102,806   $ 114,550,733   $ 114,143,888
                                                =============   =============   =============   =============
Undistributed net investment income
  (loss), ending                                $     (57,500)  $         340   $     (38,294)  $    (140,311)
                                                =============   =============   =============   =============

                                                     INTERNATIONAL GROWTH
                                                -----------------------------
                                                SEPTEMBER 30,
                                                    2004          MARCH 31,
                                                 (UNAUDITED)        2004
                                                -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $     674,257   $   1,027,876
  Net realized gain (loss)                          6,516,530      23,403,242
  Net unrealized appreciation (depreciation)      (13,220,322)     22,572,455
                                                -------------   -------------
    Net increase (decrease) in net assets
     from investment operations                    (6,029,535)     47,003,573
                                                -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               --        (484,596)
  From net realized gains                                  --              --
                                                -------------   -------------
    Total distributions                                    --        (484,596)
                                                -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                         1,864,494      25,196,139
    Class II                                               --      34,143,763
    Class III                                              --      36,914,124
    Class IV                                               --      19,914,459
    Class R                                           288,598       1,493,312
  Distributions reinvested
    Class I                                                --         102,636
    Class II                                               --         145,987
    Class III                                              --         152,119
    Class IV                                               --          81,263
    Class R                                                --           2,197
  Cost of shares redeemed
    Class I                                        (7,794,876)    (87,368,940)
    Class II                                      (15,352,688)    (25,552,940)
    Class III                                              --      (7,096,631)
    Class IV                                          (30,722)        (42,831)
    Class R                                        (7,479,822)     (3,483,853)
                                                -------------   -------------
    Net increase (decrease) in net assets
     from share transactions                      (28,505,016)     (5,399,196)
                                                -------------   -------------
    Net Increase (Decrease) in Net Assets         (34,534,551)     41,119,781
NET ASSETS
  Beginning                                       136,993,242      95,873,461
                                                -------------   -------------
  Ending                                        $ 102,458,691   $ 136,993,242
                                                =============   =============
Undistributed net investment income
  (loss), ending                                $     657,836   $     (16,421)
                                                =============   =============

----------
(1) Fund commenced operations on 5/28/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 INTERNATIONAL GROWTH OPPORTUNITIES           EMERGING COUNTRIES
                                                ---------------------------------------------------------------------
                                                  SEPTEMBER 30,                         SEPTEMBER 30,
                                                      2004              MARCH 31,           2004          MARCH 31,
                                                   (UNAUDITED)            2004           (UNAUDITED)        2004
                                                -----------------   -----------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $         623,759   $         677,805   $     529,726   $     721,176
  Net realized gain (loss)                              9,433,525          18,676,597       4,042,253       9,755,600
  Net unrealized appreciation (depreciation)          (11,349,155)         27,083,117     (10,132,829)     22,321,238
                                                -----------------   -----------------   -------------   -------------
    Net increase (decrease) in net assets
     from investment operations                        (1,291,871)         46,437,519      (5,560,850)     32,798,014
                                                -----------------   -----------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   --                  --              --              --
  From net realized gains                                      --                  --              --              --
                                                -----------------   -----------------   -------------   -------------
    Total distributions                                        --                  --              --              --
                                                -----------------   -----------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                             2,255,481          24,025,571       4,262,756      18,773,501
    Class II                                               23,700          47,089,441          67,003      43,525,917
    Class III                                                  --                  --              --              --
    Class IV                                                   --                  --              --              --
    Class R                                                    --                  --              --              --
  Distributions reinvested
    Class I                                                    --                  --              --              --
    Class II                                                   --                  --              --              --
    Class III                                                  --                  --              --              --
    Class IV                                                   --                  --              --              --
    Class R                                                    --                  --              --              --
  Cost of shares redeemed
    Class I                                           (12,644,567)        (68,433,518)     (4,629,377)    (71,487,521)
    Class II                                          (13,628,916)            (60,135)        (99,287)       (669,828)
    Class III                                                  --                  --              --              --
    Class IV                                                   --                  --              --              --
    Class R                                                    --                  --              --              --
                                                -----------------   -----------------   -------------   -------------
    Net increase (decrease) in net assets
     from share transactions                          (23,994,302)          2,621,359        (398,905)     (9,857,931)
                                                -----------------   -----------------   -------------   -------------
    Net Increase (Decrease) in Net Assets             (25,286,173)         49,058,878      (5,959,755)     22,940,083
NET ASSETS
  Beginning                                           114,409,690          65,350,812      72,466,372      49,526,289
                                                -----------------   -----------------   -------------   -------------
  Ending                                        $      89,123,517   $     114,409,690   $  66,506,617   $  72,466,372
                                                =================   =================   =============   =============
Undistributed net investment income
  (loss), ending                                $         868,202   $         244,443   $   1,151,074   $     621,348
                                                =================   =================   =============   =============

                                                  EMERGING MARKETS OPPORTUNITIES (1)        U.S. HIGH YIELD BOND
                                                ---------------------------------------------------------------------
                                                  SEPTEMBER 30,                         SEPTEMBER 30,
                                                      2004              MARCH 31,           2004          MARCH 31,
                                                   (UNAUDITED)            2004           (UNAUDITED)        2004
                                                -----------------   -----------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $          20,831   $              --   $   7,342,040   $  13,227,071
  Net realized gain (loss)                                (21,756)                 --        (233,429)      5,562,753
  Net unrealized appreciation (depreciation)              541,521                  --      (1,085,520)      5,159,984
                                                -----------------   -----------------   -------------   -------------
    Net increase (decrease) in net assets
     from investment operations                           540,596                  --       6,023,091      23,949,808
                                                -----------------   -----------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   --                  --      (7,303,977)    (13,664,562)
  From net realized gains                                      --                  --              --              --
                                                -----------------   -----------------   -------------   -------------
    Total distributions                                        --                  --      (7,303,977)    (13,664,562)
                                                -----------------   -----------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                             8,301,390                  --      60,383,152      30,593,692
    Class II                                                   --                  --          14,692      70,435,949
    Class III                                                  --                  --              --              --
    Class IV                                                   --                  --              --              --
    Class R                                                    --                  --              --              --
  Distributions reinvested
    Class I                                                    --                  --       5,559,567       8,139,916
    Class II                                                   --                  --              --       2,972,685
    Class III                                                  --                  --              --              --
    Class IV                                                   --                  --              --              --
    Class R                                                    --                  --              --              --
  Cost of shares redeemed
    Class I                                                   (60)                 --      (8,849,225)    (65,318,322)
    Class II                                                   --                  --     (42,847,995)     (6,230,020)
    Class III                                                  --                  --              --              --
    Class IV                                                   --                  --              --              --
    Class R                                                    --                  --              --              --
                                                -----------------   -----------------   -------------   -------------
    Net increase (decrease) in net assets
     from share transactions                            8,301,330                  --      14,260,191      40,593,900
                                                -----------------   -----------------   -------------   -------------
    Net Increase (Decrease) in Net Assets               8,841,926                  --      12,979,305      50,879,146
NET ASSETS
  Beginning                                                    --                  --     171,061,287     120,182,141
                                                -----------------   -----------------   -------------   -------------
  Ending                                        $       8,841,926   $              --   $ 184,040,592   $ 171,061,287
                                                =================   =================   =============   =============
Undistributed net investment income
  (loss), ending                                $          20,831   $              --   $     182,235   $     144,172
                                                =================   =================   =============   =============

                                         U.S. CONVERTIBLE             GLOBAL SELECT
                                     ----------------------------------------------------
                                     SEPTEMBER 30,              SEPTEMBER 30,
                                         2004        MARCH 31,      2004        MARCH 31,
                                      (UNAUDITED)      2004      (UNAUDITED)      2004
                                     -------------  ----------  -------------  ----------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                4,537     670,048        388,167   2,241,701
  Distributions reinvested                  15,761      52,280             --          --
  Shares redeemed                         (427,920) (1,088,105)    (1,786,889) (4,015,500)
                                     -------------  ----------  -------------  ----------
  Net Class I Share Activity              (407,622)   (365,777)    (1,398,722) (1,773,799)
                                     =============  ==========  =============  ==========
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --      1,656,512   2,314,351
  Distributions reinvested                      --          --             --          --
  Shares redeemed                               --          --           (802)    (15,142)
                                     =============  ==========  =============  ==========
  Net Class II Share Activity                   --          --      1,655,710   2,299,209
                                     =============  ==========  =============  ==========
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --             --          --
  Distributions reinvested                      --          --             --          --
  Shares redeemed                               --          --             --          --
                                     =============  ==========  =============  ==========
  Net Class III Share Activity                  --          --             --          --
                                     =============  ==========  =============  ==========
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --             --          --
  Distributions reinvested                      --          --             --          --
  Shares redeemed                               --          --             --          --
                                     =============  ==========  =============  ==========
  Net Class IV Share Activity                   --          --             --          --
                                     =============  ==========  =============  ==========
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --             --          --
  Distributions reinvested                      --          --             --          --
  Shares redeemed                               --          --             --          --
                                     =============  ==========  =============  ==========
  Net Class R Share Activity                    --          --             --          --
                                     =============  ==========  =============  ==========

                                        INTERNATIONAL GROWTH
                                     --------------------------
                                     SEPTEMBER 30,
                                         2004         MARCH 31,
                                      (UNAUDITED)       2004
                                     -------------   ----------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                              106,739    1,541,651
  Distributions reinvested                      --        6,030
  Shares redeemed                         (429,745)  (5,715,622)
                                     -------------   ----------
  Net Class I Share Activity              (323,006)  (4,167,941)
                                     =============   ==========
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --    2,225,984
  Distributions reinvested                      --        8,587
  Shares redeemed                         (825,784)  (1,408,787)
                                     =============   ==========
  Net Class II Share Activity             (825,784)     825,784
                                     =============   ==========
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --    2,315,001
  Distributions reinvested                      --        8,943
  Shares redeemed                               --     (395,136)
                                     =============   ==========
  Net Class III Share Activity                  --    1,928,808
                                     =============   ==========
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --    1,238,937
  Distributions reinvested                      --        4,777
  Shares redeemed                           (1,589)      (2,515)
                                     =============   ==========
  Net Class IV Share Activity               (1,589)   1,241,199
                                     =============   ==========
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                               15,612       90,775
  Distributions reinvested                      --          130
  Shares redeemed                         (411,568)    (219,722)
                                     =============   ==========
  Net Class R Share Activity              (395,956)    (128,817)
                                     =============   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     INTERNATIONAL GROWTH OPPORTUNITIES
                                     ----------------------------------
                                     SEPTEMBER 30,
                                         2004                 MARCH 31,
                                      (UNAUDITED)               2004
                                     -------------           ----------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                               78,871            1,090,972
  Distributions reinvested                      --                   --
  Shares redeemed                         (440,504)          (3,013,366)
                                     -------------           ----------
  Net Class I Share Activity              (361,633)          (1,922,394)
                                     =============           ==========
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                  810            2,051,592
  Distributions reinvested                      --                   --
  Shares redeemed                         (487,517)              (2,321)
                                     =============           ==========
  Net Class II Share Activity             (486,707)           2,049,271
                                     =============           ==========
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --                   --
  Distributions reinvested                      --                   --
  Shares redeemed                               --                   --
                                     =============           ==========
  Net Class III Share Activity                  --                   --
                                     =============           ==========
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --                   --
  Distributions reinvested                      --                   --
  Shares redeemed                               --                   --
                                     =============           ==========
  Net Class IV Share Activity                   --                   --
                                     =============           ==========
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --                   --
  Distributions reinvested                      --                   --
  Shares redeemed                               --                   --
                                     =============           ==========
  Net Class R Share Activity                    --                   --
                                     =============           ==========

                                         EMERGING COUNTRIES     EMERGING MARKETS OPPORTUNITIES     U.S. HIGH YIELD BOND
                                     ------------------------------------------------------------------------------------
                                     SEPTEMBER 30,              SEPTEMBER 30,                   SEPTEMBER 30,
                                         2004        MARCH 31,      2004            MARCH 31,       2004        MARCH 31,
                                      (UNAUDITED)      2004      (UNAUDITED)          2004       (UNAUDITED)      2004
                                     -------------  ----------  -------------      ----------   -------------  ----------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                              284,625   1,452,218        826,567              --       5,861,643   3,014,621
  Distributions reinvested                      --          --             --              --         547,712     795,718
  Shares redeemed                         (326,486) (5,914,453)            (5)             --        (870,427) (6,392,009)
                                     -------------  ----------  -------------      ----------   -------------  ----------
  Net Class I Share Activity               (41,861) (4,462,235)       826,562              --       5,538,928  (2,581,670)
                                     =============  ==========  =============      ==========   =============  ==========
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                4,528   3,287,650             --              --           1,437   6,980,951
  Distributions reinvested                      --          --             --              --              --     288,626
  Shares redeemed                           (6,957)    (45,349)            --              --      (4,143,907)   (591,889)
                                     =============  ==========  =============      ==========   =============  ==========
  Net Class II Share Activity               (2,429)  3,242,301             --              --      (4,142,470)  6,677,688
                                     =============  ==========  =============      ==========   =============  ==========
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --             --              --              --          --
  Distributions reinvested                      --          --             --              --              --          --
  Shares redeemed                               --          --             --              --              --          --
                                     =============  ==========  =============      ==========   =============  ==========
  Net Class III Share Activity                  --          --             --              --              --          --
                                     =============  ==========  =============      ==========   =============  ==========
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --             --              --              --          --
  Distributions reinvested                      --          --             --              --              --          --
  Shares redeemed                               --          --             --              --              --          --
                                     =============  ==========  =============      ==========   =============  ==========
  Net Class IV Share Activity                   --          --             --              --              --          --
                                     =============  ==========  =============      ==========   =============  ==========
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                   --          --             --              --              --          --
  Distributions reinvested                      --          --             --              --              --          --
  Shares redeemed                               --          --             --              --              --          --
                                     =============  ==========  =============      ==========   =============  ==========
  Net Class R Share Activity                    --          --             --              --              --          --
                                     =============  ==========  =============      ==========   =============  ==========

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

NOTE A -- ORGANIZATION

   Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), five Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and four Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R shares have a distribution fee. All Funds have a shareholder services fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report. The International Systematic Fund changed its year end to June 30 and is not covered in this report.

   On April 19, 2004 the names of the following Funds were changed to more accurately reflect their investment policies.

OLD                          NEW
---                          ---
U.S. Large Cap Select        U.S. Systematic Large Cap
  Growth                       Growth
U.S. Equity Growth           U.S. Systematic Mid Cap Growth

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

   Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

   The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

   Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

   At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

   Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at September 30, 2004.

FUTURES CONTRACTS

   Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2004.

OPTIONS CONTRACTS

   The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

   Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

   In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

   There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended September 30, 2004 were:

              FUND                         MARKET VALUE   COLLATERAL
              ----                         ------------   ----------
U.S. Mini Cap Growth                       $ 21,661,415  $ 22,304,175
U.S. Emerging Growth                          6,193,629     6,364,875
U.S. Small Cap Value                          3,811,980     3,937,825
U.S. Systematic Mid Cap Growth                  728,562       753,475
U.S. Convertible                                 25,650        26,250
Global Select                                 9,113,496     9,419,695
International Growth                          5,207,047     5,449,918
International Growth Opportunities            3,642,835     3,836,561

CREDIT FACILITY

   The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in January 2005. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2004, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

   In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

   Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

   Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period, the credits used to reduce the Funds expenses were:

                              CREDIT       DIRECT     SECURITY
                             INTEREST     BROKERAGE    LENDING
           FUND               OFFSET       OFFSET      OFFSET
           ----              --------     ---------   --------
U.S. Mini Cap Growth          $ 3,358    $ 129,800    $ 61,136
U.S. Emerging Growth            1,788       23,885      26,445
U.S. Small Cap Value            7,718       18,320       8,770
U.S. Large Cap Value            2,427        3,620          --
U.S. Systematic Large Cap
  Growth                          304       12,690         744
U.S. Systematic Mid Cap
  Growth                        1,709       16,170       7,526
U.S. Systematic SMID
  Growth                          388        4,940          --
U.S. Convertible                4,440          165      21,709
Global Select                   6,930       62,035      24,753
International Growth            8,329      122,525      53,691
International Growth
  Opportunities                 6,818       48,130      69,351
Emerging Countries              3,344       45,740      34,361
Emerging Markets
  Opportunities                 1,264           --          --
U.S. High Yield Bond           24,218           --          --

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NICHOLAS-APPLEGATE SOUTHEAST ASIA FUND, LTD.

   The International Growth Opportunities Fund and the Emerging Countries Fund may, when appropriate, invest in the Indian stock market through Nicholas-Applegate Southeast Asia Fund Ltd., a company organized under the laws of Mauritius (the "Mauritius Company"). The Investment Adviser has been advised by counsel that the Mauritius Company is entitled to Indian tax benefits afforded by a double taxation treaty between India and Mauritius, and believes the Mauritius Company is the most efficient means to invest in India. Each Fund holds a 100% interest in a separate class of securities issued by the Mauritius Company, represented by a separate, underlying portfolio of securities. The accounts of the Mauritius Company are reflected in the Fund using consolidation accounting principles. As of September 30, 2004 the Funds are no longer investing through the Mauritius Company.

NOTE C -- FEDERAL INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

   Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

   The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D -- TRANSACTIONS WITH AFFILIATES

   The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

              FUND                          ADVISORY FEE
              ----                          ------------
U.S. Mini Cap Growth                                1.00%
U.S. Emerging Growth                                0.75%
U.S. Small Cap Value                                0.75%
U.S. Large Cap Value                                0.45%
U.S. Systematic Large Cap Growth                    0.45%
U.S. Systematic Mid Cap Growth                      0.60%
U.S. Systematic SMID Growth                         0.70%
U.S. Convertible                                    0.55%
Global Select                                       0.65%
International Growth                                0.50%
International Growth Opportunities                  0.70%
Emerging Countries                                  0.85%
Emerging Markets Opportunities                      0.90%
U.S. High Yield Bond                                0.40%

   Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds and receives the following annual fees payable monthly based on average daily net assets of each Fund.

                                               ADMINISTRATIVE SERVICES FEE
                                        -----------------------------------------
        FUND                            CLASS I   CLASS II   CLASS III   CLASS IV
        ----                            -------   --------   ---------   --------
U.S. Mini Cap Growth                       0.12%
U.S. Emerging Growth                       0.12%
U.S. Small Cap Value                       0.12%
U.S. Large Cap Value                       0.12%
U.S. Systematic Large Cap Growth           0.15%
U.S. Systematic Mid Cap Growth             0.07%
U.S. Systematic SMID Growth                0.10%
U.S. Convertible                           0.10%
Global Select                              0.07%      0.05%
International Growth                       0.25%                  0.12%      0.05%
International Growth Opportunities         0.15%      0.07%
Emerging Countries                         0.20%      0.12%
Emerging Markets Opportunities             0.20%
U.S. High Yield Bond                       0.07%      0.05%

   Pursuant to the Shareholder Services agreement the Investment Adviser provides account servicing to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

                                                SHAREHOLDER SERVICES FEE
                                        -----------------------------------------
        FUND                            CLASS I   CLASS II   CLASS III   CLASS IV
        ----                            -------   --------   ---------   --------
U.S. Mini Cap Growth                       0.13%
U.S. Emerging Growth                       0.13%
U.S. Small Cap Value                       0.13%
U.S. Large Cap Value                       0.13%
U.S. Systematic Large Cap Growth           0.15%
U.S. Systematic Mid Cap Growth             0.08%
U.S. Systematic SMID Growth                0.10%
U.S. Convertible                           0.10%
Global Select                              0.08%      0.05%
International Growth                       0.25%                  0.13%     0.05%
International Growth Opportunities         0.15%      0.08%
Emerging Countries                         0.20%      0.13%
Emerging Markets Opportunities             0.20%
U.S. High Yield Bond                       0.08%      0.05%

   The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through September 30, 2004. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest, brokerage and the expenses incurred from the operation of the Mauritius Company ) when they fall below the limit in the year such reimbursement is paid.

   The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

                                     CLASS I   CLASS II   CLASS III   CLASS IV
                                     -------   --------   ---------   --------
                                     4/1/04     4/1/03     4/1/03      4/1/03
                                       TO         TO         TO          TO
        FUND                         9/30/04    9/30/04    9/30/04     9/30/04
        ----                         -------   --------   ---------   --------
U.S. Mini Cap Growth                    1.56%
U.S. Emerging Growth                    1.48%
U.S. Small Cap Value                    1.30%
U.S. Large Cap Value                    0.81%
U.S. Systematic Large Cap Growth        1.12%
U.S. Systematic Mid Cap Growth          1.23%
U.S. Systematic SMID Growth             1.33%
U.S. Convertible                        1.02%
Global Select                           1.16%      1.11%
International Growth                    1.41%                  1.16%      1.01%
International Growth Opportunities      1.56%      1.41%
Emerging Countries                      1.65%      1.50%
Emerging Market Opportunities           1.75%
U.S. High Yield Bond                    0.63%      0.58%

   Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

   The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2004 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2004, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                                NET
                                                                                GROSS         GROSS          UNREALIZED
                                                                             UNREALIZED     UNREALIZED      APPRECIATION
                                     PURCHASES       SALES      TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
              FUND                   (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)       (IN 000'S)
              ----                   ----------   ----------   ----------   ------------   ------------    --------------
U.S. Mini Cap Growth                 $  114,475   $  106,880   $   81,112   $      6,453   $     (1,809)   $        4,644
U.S. Emerging Growth                     22,435       33,006       25,752          3,731           (611)            3,120
U.S. Small Cap Value                     31,656       33,394       55,009         12,685         (1,171)           11,514
U.S. Large Cap Value                      3,517        2,822       19,208          3,770           (307)            3,463
U.S. Systematic Large Cap Growth         16,609       17,302       12,499            711           (528)              183
U.S. Systematic Mid Cap Growth           29,976       48,214       11,636            914           (594)              320
U.S. Systematic SMID Growth               3,002        3,277        4,818            454           (372)               82
U.S. Convertible                         17,086       27,808       33,258          6,633           (145)            6,488
Global Select                            86,358       82,376      112,750         13,403         (1,734)           11,669
International Growth                    104,916      132,346       99,055         10,452         (2,232)            8,220
International Growth Opportunities       50,816       74,316       74,595         17,793         (2,415)           15,378
Emerging Countries                       20,446       18,544       54,297         14,283         (2,623)           11,660
Emerging Markets Opportunities           10,248        1,896        8,291            930           (388)              542
U.S. High Yield Bond                     94,899       83,820      176,094          8,822         (1,444)            7,378

   Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Funds did not have any redemptions-in-kind.

NOTE F -- FINANCIAL INSTRUMENTS

   During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

NOTE G -- PROXY VOTING

   The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov.

NOTE H -- PORTFOLIO HOLDINGS

   The Funds provide a complete list of their holdings four times in each fiscal year, at each quarter-end. For the second and fourth quarters, the lists appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds' file the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

NOTE I -- CORPORATE GOVERNANCE (UNAUDITED)

                                                                                           NUMBER OF
                                          TERM OF                                        PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                      FUND COMPLEX
    NAME, ADDRESS (1)      HELD WITH   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       OTHER DIRECTORSHIPS
         AND AGE             FUND        SERVED (2)          DURING PAST 5 YEARS            TRUSTEE           HELD BY TRUSTEE
------------------------  -----------  --------------  --------------------------------  -------------  ----------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE (75)      Chairman &   Since August    Investment Consultant and               14       Director, Bramwell Funds
                          Trustee      2004            Director, (since 1994);                          (since 1994); Director,
                                                       President Emeritus and founding                  Longview Oil & Gas (since
                                                       Chief Executive Officer, The                     2000); Director, Security
                                                       Common Fund (1971-1993); and                     Capital U.S. Real Estate
                                                       Endowment Advisors (1987-1999)                   (since 1997); Director, The
                                                       (organizations that provide                      Universal Bond Fund (since
                                                       investment management programs                   1997); Director, Universal
                                                       for colleges and universities) ;                 Stainless & Alloy Products
                                                       Member, Investment Advisory                      Inc. (since 1994); Director,
                                                       Committee, New York State Common                 United Water Services and
                                                       Retirement Fund (since 1985).                    affiliated companies
                                                                                                        (1996-2000); Director, and
                                                                                                        former Chairman of the
                                                                                                        Board, Trigen Energy
                                                                                                        Corporation (1994-2000);
                                                                                                        Trustee, Nicholas-Applegate
                                                                                                        Mutual Funds (1994-1999).

WALTER E. AUCH (83)       Trustee      Since May 1999  Retired; prior thereto, Chairman        14       Trustee, LLBS Funds (since
                                                       and CEO of Chicago Board of                      1994 and Brinson
                                                       Options Exchange (1979-1986);                    Supplementary Trust (since
                                                       Senior Executive Vice President                  1997); Director, Thompson
                                                       PaineWebber, Inc.                                Asset Management Corp
                                                                                                        (1987-1999; Director, Smith
                                                                                                        Barney Trak Fund (since
                                                                                                        1992) and Smith Barney
                                                                                                        Advisors (since 1992);
                                                                                                        Director, PIMCO Advisors L.P
                                                                                                        (since 1994); Director,
                                                                                                        Banyon Realty Trust
                                                                                                        (1988-2002), Banyon Mortgage
                                                                                                        Investment Fund (1989-2002)
                                                                                                        and Banyon Land Fund II
                                                                                                        (since 1988); Director,
                                                                                                        Express America Holdings
                                                                                                        Corp (1992-1999); Director,
                                                                                                        Legend Properties, Inc.
                                                                                                        (1987-1999); Director,
                                                                                                        Senele Group (since 1988);
                                                                                                        Director, Fort Dearborn
                                                                                                        Income Securities, Inc.
                                                                                                        (1987-1995); Trustee,
                                                                                                        Nicholas-Applegate Mutual
                                                                                                        Funds (1994-1999); Director,
                                                                                                        Geotek Industries, Inc.
                                                                                                        (1987-1998).

                                                                                           NUMBER OF
                                          TERM OF                                        PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                      FUND COMPLEX
    NAME, ADDRESS (1)      HELD WITH   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       OTHER DIRECTORSHIPS
         AND AGE             FUND        SERVED (2)          DURING PAST 5 YEARS            TRUSTEE           HELD BY TRUSTEE
------------------------  -----------  --------------  --------------------------------  -------------  ----------------------------
DARLENE DEREMER (48)      Trustee      Since May 1999  Managing Director, Putnam Lovell        14       Founding Member and
                                                       NBF Private Equity (Since 2004);                 Director, National Defined
                                                       Managing Director, NewRiver                      Contribution Council (since
                                                       E-Business Advisory Services                     1997); Trustee, Boston
                                                       Division (2000-2003); Prior to,                  Alzheimer's Association
                                                       President and Founder, DeRemer                   (since 1998); Director,
                                                       Associates, a strategic and                      King's Wood Montessori
                                                       marketing consulting firm for                    School (since 1995);
                                                       the financial services industry                  Editorial Board, National
                                                       (1987-2003); Vice President and                  Association of Variable
                                                       Director, Asset Management                       Annuities (since 1997);
                                                       Division, State Street Bank and                  Director, Nicholas-Applegate
                                                       Trust Company, now referred to                   Strategic Opportunities,
                                                       as State Street Global Advisers,                 Ltd. (1994-1997); Trustee,
                                                       (1982-1987); Vice President, T.                  Nicholas-Applegate Mutual
                                                       Rowe Price & Associates                          Funds (1994-1999); Director,
                                                       (1979-1982); Member, Boston Club                 Jurika & Voyles Fund Group
                                                       (since 1998); Member, Financial                  (since 1994-2000); Director,
                                                       Women's Association Advisory                     Nicholas-Applegate Southeast
                                                       Board (since 1995); Founder,                     Asia Fund, Ltd. (since
                                                       Mutual Fund Cafe Website.                        2004).

INTERESTED TRUSTEES:

HORACIO A. VALEIRAS (45)  President &  Since August    Managing Director (Since 2004)          14       Trustee, The Bishops School
                          Trustee      2004            and Chief Investment Officer.                    (Since 2002); Trustee, San
                                                       Nicholas-Applegate Capital                       Diego Rowing Club (Since
                                                       Management, Nicholas-Applegate                   2002).
                                                       Securities (since 2002);
                                                       Managing Director of Morgan
                                                       Stanley Investment Management,
                                                       London (1997-2002); Head of
                                                       International Equity and Asset
                                                       Allocation, Miller Anderson &
                                                       Sherred; Director and Chief of
                                                       International Strategies, Credit
                                                       Suisse First Boston.

OFFICERS:

CHARLES H. FIELD, JR.     Secretary    Since May 2002  General Counsel,                        14       NA
(49)                                                   Nicholas-Applegate Capital
                                                       Management, LLC (since 2004);
                                                       Deputy General Counsel
                                                       (1996-2004).

                                                                                           NUMBER OF
                                          TERM OF                                        PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                      FUND COMPLEX
    NAME, ADDRESS (1)      HELD WITH   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       OTHER DIRECTORSHIPS
         AND AGE             FUND        SERVED (2)          DURING PAST 5 YEARS            TRUSTEE           HELD BY TRUSTEE
------------------------  -----------  --------------  --------------------------------  -------------  ----------------------------
C. WILLIAM MAHER (43)     Treasurer    Since May 1999  Managing Director (since 2004)          14       NA
                                                       and Chief Financial Officer,
                                                       Nicholas-Applegate Capital
                                                       Management, Nicholas-Applegate
                                                       Securities, (Since 1998);
                                                       Co-Managing Chief Financial
                                                       Officer Nicholas-Applegate
                                                       Holdings LLC (Since 2001).
                                                       Formerly Chief Financial
                                                       Officer, Mitchell Hutchins Asset
                                                       Management, Inc. (1990-1998).

(1)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            George F. Keane, CHAIRMAN

                                 Walter E. Auch

                               Darlene T. DeRemer

                               Horacio A. Valeiras


                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                           C. William Maher, TREASURER


                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management


                                   DISTRIBUTOR

                          Nicholas-Applegate Securities


                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers


                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) LOGO]

INSTITUTIONAL FUNDS

600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor

                                                                  SEMIANN904INST

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

SEMI-ANNUAL REPORT

(UNAUDITED)

CLASS R SHARES

SEPTEMBER 30, 2004

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER,

     Following the impressive gains we reported to you for the twelve months ended March 31, 2004, equity markets worldwide paused between April 1 and September 30, 2004. Headwinds such as rising interest rates, high oil prices and geopolitical concerns eclipsed a generally favorable economic and corporate earnings environment.

     In this semi-annual report, we review the performance of the financial markets and our mutual funds over the past six months. We also share our perspective on the dynamics shaping the investment landscape and our outlook for the months ahead.

     In the United States, broad equity indices posted flat returns, including the S&P 500 Index, which rose 0.18%. Amid reasonable job growth and a mild pickup in inflation, the Federal Reserve began raising interest rates from 40-year lows, boosting the target funds rate by 0.25% on June 30. The U.S. economy hit a "soft patch" over the summer, given uncertainties surrounding the Fed's actions, the upcoming U.S. presidential election and tensions in Iraq. The central bank subsequently raised rates another 0.50%, however, and stated the economy appeared to have regained its footing.

     In developed markets overseas, the MSCI EAFE Index registered a 0.21% increase. Continental European economies have grown by only about 2% in the past year, reflected in lackluster equity performance in France, Germany and Switzerland. U.K. stocks fared better, where second-quarter GDP growth of 3.7% and double-digit house-price inflation have led the Bank of England to raise interest rates five times since November 2003. In Japan, equities traded lower as the country's economy hit a soft patch of its own, with a downward revision to second-quarter GDP that left growth at a tepid 0.3%. We believe Japan's recovery remains on track, however, as the Tankan survey of business confidence hit a 13-year high in September.

     After falling sharply in April and May, equities in developing countries staged a comeback that left them only modestly down for the six-month period. The MSCI Emerging Markets Index lost 2.10%, led by weakness in Asia where fears of a slowdown in the booming Chinese economy affected the entire region. In contrast, the MSCI EM Latin America Index rose 5.88%, as a surge in commodity prices benefited raw-materials producers, such as Brazil and Venezuela. After taking a breather in the second quarter of 2004, commodity prices resumed their rapid ascent of the past twelve months. The Commodity Research Bureau (CRB) Index rose 8% in the third quarter driven by a spike in oil prices, which touched $50 a barrel.

     Value stocks outperformed their growth counterparts around the world. As expected, value stocks have had a good run through this stage of the global economic recovery due to robust demand for basic materials and commodities, coupled with historically low interest rates. Recent signs point to weakening in traditional value sectors, however. For example, earnings growth of consumer staples companies is being challenged by their inability to pass higher input costs onto consumers. Of course, we believe current equity valuations make the strongest case for a return to growth: the difference between P/E ratios for growth stocks and value stocks is the narrowest it's been in a decade.

     In August, Nicholas-Applegate proudly celebrated our twentieth year in business and two decades of success in our U.S. Emerging Growth strategy, our flagship small-cap growth approach. Twenty years marks a coming of age in many societies, and we believe this holds true for our firm. We have experienced the highs and lows of the securities markets, yet maintain our tradition of innovation and creativity.

     Like Nicholas-Applegate, the asset management business has matured over the past few years, amid new mutual fund laws and other regulations governing our industry. Throughout, we have steadily invested in talent, systems and risk tools to enable us to do our best as stewards of your assets. We welcomed several highly qualified professionals to our U.S. and international investment teams during this six-month period. We also made a number of enhancements to our technology platform. For example, we implemented a new system designed to help ensure our continued compliance with applicable regulatory requirements.

     Looking forward, we are positive in our outlook for equity markets worldwide. Leading indicators in both the United States and Japan continue to point to healthy economic growth. Continental European economies remain sluggish, but we expect the European Central Bank to maintain rates at their present low level for some time. And while the pace of earnings growth has moderated, corporate profits are expected to increase at a robust clip over the coming quarters.

     We believe this type of environment is ideal for bottom-up security selection -- particularly for investing in companies where positive change is leading to increasing earnings estimates. We continue to search out those companies in all of our funds.

     On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,

/s/ Horacio A. Valeiras

Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2004

TABLE OF CONTENTS

                                                                           PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
  U.S. Emerging Growth                                                        1
  U.S. Large Cap Value                                                        8
  U.S. Systematic Large Cap Growth                                           13
  International Growth                                                       18
The Funds':
  Shareholder Expense Example                                                23
  Financial Highlights                                                       24
  Statements of Assets and Liabilities                                       26
  Statements of Operations                                                   27
  Statements of Changes in Net Assets                                        28
  Notes to Financial Statements                                              31

----------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor:
Nicholas-Applegate Securities.

                      (This page intentionally left blank)

U.S. EMERGING GROWTH FUND

     MANAGEMENT TEAM: JOHN C. MCCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; K. MATHEW AXLINE, Investment Analyst; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

     MARKET OVERVIEW: Key barometers of the U.S. stock market posted disappointing results from April 1, 2004 through September 30, 2004. During the period, the S&P 500 Index slipped 0.18% and the tech-laden NASDAQ Composite lost 4.87%. Headwinds that had been in place most of the year dampened investor enthusiasm, such as:

     - Ongoing conflict in Iraq and concerns about terrorism

     - Higher interest rates, as the Federal Reserve raised the funds target by 75 basis points to 1.75% during the period

     - Price of oil rocketing toward $50 a barrel

     Signs that economic growth might be moderating also weighed on the market. For example, retail sales were weaker than expected during the back-to-school season, and gains in the job market continued but not at the robust pace seen in the spring.

     These influences tended to obscure favorable corporate fundamentals. Second quarter 2004 earnings for small-cap companies grew at approximately 40%, year-over-year, and expectations were for healthy growth in the third and fourth quarters.

     PERFORMANCE: From April 1, 2004 through September 30, 2004, the Fund's Class R shares posted a 7.14% decline. During the same period, the Russell 2000 Growth Index fell 5.93%.

     PORTFOLIO SPECIFICS: Holdings in the energy, industrials and materials sectors generated strong gains for the Fund. However, strength in these groups was unable to offset losses in the information technology and consumer discretionary sectors, which detracted from both absolute and relative returns.

     Versus the benchmark, performance was helped by stock selection in the consumer staples and health care sectors. An overweight in energy stocks was also beneficial. On the negative side, issue selection was unfavorable in the information technology sector, particularly in the Internet software and services industry. Issue selection was also weak among hotel, restaurant and leisure companies.

     Turning to individual stocks, top-performing holdings included Ceradyne, a maker of advanced technical ceramic products; Lone Star Technologies, a manufacturer of pipes for the oil and gas industry; and Coldwater Creek, a retailer of women's apparel. AtheroGenics, a biotechnology firm, was also a top performer. The company's stock price jumped after it reported positive test results for a drug designed to reverse hardening of the arteries.

     MARKET OUTLOOK: Recent developments, such as rising oil prices and weaker-than-expected economic data, have caused many companies to become more rationally valued in the marketplace. In addition, interest rates remain at 40-year lows, and expectations are that companies will continue to deliver double-digit earnings growth. These factors should lend support to stock prices over the months ahead, particularly after the U.S. presidential election is decided in November.

     As always, we remain focused on finding and investing in small, rapidly growing companies with the strongest fundamentals for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS R SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                  1 YEAR            5 YEARS          10 YEARS
                   6.25%            - 4.12%            6.93%

[CHART]

                                U.S. EMERGING GROWTH FUND   RUSSELL 2000 GROWTH
                                CLASS R SHARES              INDEX
 9/30/1994                                  $     240,633           $   252,190
10/31/1994                                  $     243,935           $   254,876
11/30/1994                                  $     231,553           $   244,564
12/31/1994                                  $     241,147           $   250,325
 1/31/1995                                  $     231,007           $   245,226
 2/28/1995                                  $     243,351           $   256,558
 3/31/1995                                  $     255,254           $   264,052
 4/30/1995                                  $     259,442           $   268,024
 5/31/1995                                  $     261,426           $   271,535
 6/30/1995                                  $     284,571           $   290,246
 7/31/1995                                  $     312,124           $   312,868
 8/31/1995                                  $     313,006           $   316,729
 9/30/1995                                  $     319,619           $   323,250
10/31/1995                                  $     307,055           $   307,350
11/30/1995                                  $     320,721           $   320,916
12/31/1995                                  $     327,708           $   328,027
 1/31/1996                                  $     323,033           $   325,311
 2/29/1996                                  $     342,668           $   340,146
 3/31/1996                                  $     352,952           $   346,870
 4/30/1996                                  $     389,650           $   373,500
 5/31/1996                                  $     411,388           $   392,653
 6/30/1996                                  $     386,378           $   367,138
 7/31/1996                                  $     341,966           $   322,318
 8/31/1996                                  $     372,353           $   346,179
 9/30/1996                                  $     397,130           $   364,007
10/31/1996                                  $     379,833           $   348,304
11/30/1996                                  $     383,574           $   357,990
12/31/1996                                  $     389,595           $   364,971
 1/31/1997                                  $     394,413           $   374,088
 2/28/1997                                  $     351,961           $   351,497
 3/31/1997                                  $     332,993           $   326,692
 4/30/1997                                  $     327,874           $   322,912
 5/31/1997                                  $     379,961           $   371,446
 6/30/1997                                  $     407,660           $   384,041
 7/31/1997                                  $     436,865           $   403,720
 8/31/1997                                  $     445,295           $   415,835
 9/30/1997                                  $     487,145           $   449,019
10/31/1997                                  $     452,521           $   422,051
11/30/1997                                  $     435,017           $   411,989
12/31/1997                                  $     436,748           $   412,220
 1/31/1998                                  $     426,704           $   406,721
 2/28/1998                                  $     464,803           $   442,630
 3/31/1998                                  $     490,779           $   461,199
 4/30/1998                                  $     490,779           $   464,026
 5/31/1998                                  $     452,334           $   430,314
 6/30/1998                                  $     468,959           $   434,712
 7/31/1998                                  $     468,959           $   398,414
 8/31/1998                                  $     325,073           $   306,444
 9/30/1998                                  $     358,956           $   337,514
10/31/1998                                  $     363,545           $   355,119
11/30/1998                                  $     401,944           $   382,665
12/31/1998                                  $     455,854           $   417,293
 1/31/1999                                  $     500,962           $   436,063
 2/28/1999                                  $     447,786           $   396,172
 3/31/1999                                  $     495,828           $   410,283
 4/30/1999                                  $     525,167           $   446,515
 5/31/1999                                  $     504,263           $   447,221
 6/30/1999                                  $     567,342           $   470,780
 7/31/1999                                  $     569,542           $   456,224
 8/31/1999                                  $     564,775           $   439,161
 9/30/1999                                  $     581,645           $   447,633
10/31/1999                                  $     636,288           $   459,096
11/30/1999                                  $     719,417           $   507,641
12/31/1999                                  $     881,445           $   597,113
 1/31/2000                                  $     860,164           $   591,554
 2/29/2000                                  $   1,157,339           $   729,185
 3/31/2000                                  $   1,009,872           $   652,533
 4/30/2000                                  $     866,884           $   586,647
 5/31/2000                                  $     761,231           $   535,280
 6/30/2000                                  $     917,285           $   604,427
 7/31/2000                                  $     820,964           $   552,628
 8/31/2000                                  $     940,805           $   610,759
 9/30/2000                                  $     885,178           $   580,416
10/31/2000                                  $     791,097           $   533,304
11/30/2000                                  $     609,448           $   436,472
12/31/2000                                  $     663,207           $   463,180
 1/31/2001                                  $     674,385           $   500,669
 2/28/2001                                  $     562,076           $   432,038
 3/31/2001                                  $     508,317           $   392,757
 4/30/2001                                  $     568,996           $   440,842
 5/31/2001                                  $     571,125           $   451,052
 6/30/2001                                  $     581,238           $   463,352
 7/31/2001                                  $     543,979           $   423,824
 8/31/2001                                  $     507,252           $   397,335
 9/30/2001                                  $     421,557           $   333,205
10/31/2001                                  $     456,687           $   365,259
11/30/2001                                  $     492,881           $   395,758
12/31/2001                                  $     515,236           $   420,414
 1/31/2002                                  $     500,865           $   405,447
 2/28/2002                                  $     469,461           $   379,215
 3/31/2002                                  $     507,785           $   412,169
 4/30/2002                                  $     499,801           $   403,266
 5/31/2002                                  $     473,187           $   379,675
 6/30/2002                                  $     439,654           $   347,478
 7/31/2002                                  $     377,379           $   294,071
 8/31/2002                                  $     376,314           $   293,924
 9/30/2002                                  $     355,556           $   272,703
10/31/2002                                  $     361,943           $   286,501
11/30/2002                                  $     379,508           $   314,894
12/31/2002                                  $     353,959           $   293,166
 1/31/2003                                  $     343,846           $   285,192
 2/28/2003                                  $     333,200           $   277,577
 3/31/2003                                  $     333,733           $   281,769
 4/30/2003                                  $     365,137           $   308,424
 5/31/2003                                  $     397,605           $   343,183
 6/30/2003                                  $     407,186           $   349,807
 7/31/2003                                  $     438,057           $   376,252
 8/31/2003                                  $     465,203           $   396,457
 9/30/2003                                  $     442,848           $   386,426
10/31/2003                                  $     483,833           $   419,814
11/30/2003                                  $     496,075           $   433,500
12/31/2003                                  $     487,026           $   435,450
 1/31/2004                                  $     515,769           $   458,312
 2/29/2004                                  $     506,720           $   457,624
 3/31/2004                                  $     506,720           $   459,775
 4/30/2004                                  $     475,849           $   436,694
 5/31/2004                                  $     480,639           $   445,384
 6/30/2004                                  $     501,397           $   460,171
 7/31/2004                                  $     457,751           $   418,894
 8/30/2004                                  $     439,654           $   409,888
 9/30/2004                                  $     470,526           $   432,554

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R shares have distribution and shareholder services fees of up to ..25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fee applicable to class R shares which would have made returns slightly lower. The Fund's Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. EMERGING GROWTH FUND

                                                        NUMBER
                                                       OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

ADVANCED MATERIALS/PRODUCTS -- 0.5%
   Ceradyne, Inc.* ##                                      2,600   $     114,166
                                                                   -------------
ADVERTISING SERVICES -- 0.4%
   Greenfield Online, Inc.* ##                             4,700          95,457
                                                                   -------------
AEROSPACE/DEFENSE -- 0.6%
   Esterline Technologies Corp.*                           4,400         134,596
                                                                   -------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
   BE Aerospace* ##                                       10,200          92,820
                                                                   -------------
APPAREL MANUFACTURERS -- 2.2%
   Carter's, Inc.*                                         4,900         135,681
   Guess?, Inc.*                                           6,500         115,765
   Oxford Industries, Inc.##                               3,200         119,200
   Quiksilver, Inc.*                                       5,400         137,268
                                                                   -------------
                                                                         507,914
                                                                   -------------
APPLICATIONS SOFTWARE -- 1.0%
   PalmSource, Inc.*                                       5,500         114,070
   Serena Software, Inc.* ##                               6,900         115,437
                                                                   -------------
                                                                         229,507
                                                                   -------------
AUDIO/VIDEO PRODUCTS -- 0.0%
   Vialta, Inc.*                                             193              46
                                                                   -------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
   Tenneco Automotive, Inc.* ##                            6,600          86,460
                                                                   -------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 1.5%
   NCI Building Systems, Inc.*                             5,400         172,260
   Simpson Manufacturing Co., Inc.##                       2,700         170,640
                                                                   -------------
                                                                         342,900
                                                                   -------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.6%
   Texas Industries, Inc.                                  2,600         133,744
                                                                   -------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING -- 0.6%
   Champion Enterprises, Inc.* ##                         13,600         139,944
                                                                   -------------
CASINO HOTELS -- 0.7%
   Boyd Gaming Corp.##                                     5,200         146,380
                                                                   -------------
CASINO SERVICES -- 0.7%
   Shuffle Master, Inc.* ##                                4,400         164,824
                                                                   -------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
   Alamosa Holdings, Inc.* ##                             22,900         174,956
   JAMDAT Mobile, Inc.*                                      700          16,149
                                                                   -------------
                                                                         191,105
                                                                   -------------
CHEMICALS-SPECIALTY -- 0.7%
   Cabot Microelectronics Corp.* ##                        4,100         148,625
                                                                   -------------
COAL -- 0.4%
   Massey Energy Co.##                                     3,300          95,469
                                                                   -------------
COMMERCIAL BANKS-WESTERN US -- 0.6%
   Silicon Valley Bancshares*                              3,400   $     126,378
                                                                   -------------
COMPUTER AIDED DESIGN -- 0.4%
   ANSYS, Inc.* ##                                         2,000          99,460
                                                                   -------------
COMPUTERS -- 0.5%
   Mentor Corp.##                                          2,800          94,304
   PalmOne, Inc.* ##                                         300           9,132
                                                                   -------------
                                                                         103,436
                                                                   -------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.0%
   Intergraph Corp.* ##                                    5,400         146,718
   Radisys Corp.* ##                                       5,600          78,120
                                                                   -------------
                                                                         224,838
                                                                   -------------
CONSULTING SERVICES -- 0.7%
   Charles River Associates, Inc.* ##                      2,200          84,238
   Navigant Consulting, Inc.* ##                           3,700          81,252
                                                                   -------------
                                                                         165,490
                                                                   -------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 2.0%
   American Greetings Corp. Cl. A*                         4,400         110,528
   Fossil, Inc.* ##                                        3,350         103,649
   Jarden Corp.* ##                                        6,300         229,887
                                                                   -------------
                                                                         444,064
                                                                   -------------
COSMETICS & TOILETRIES -- 1.3%
   Chattem, Inc.*                                          5,000         161,250
   Elizabeth Arden, Inc.* ##                               6,500         136,890
                                                                   -------------
                                                                         298,140
                                                                   -------------
DATA PROCESSING/MANAGEMENT -- 0.7%
   CSG Systems International, Inc.* ##                     6,700         103,247
   eFunds Corp.*                                           3,500          65,065
                                                                   -------------
                                                                         168,312
                                                                   -------------
DIAGNOSTIC EQUIPMENT -- 2.5%
   Cytyc Corp.*                                            6,600         159,390
   Gen-Probe, Inc.*                                        4,100         163,467
   Immucor, Inc.* ##                                      10,150         251,212
                                                                   -------------
                                                                         574,069
                                                                   -------------
DISTRIBUTION/WHOLESALE -- 0.1%
   LKQ Corp.* ##                                           1,700          31,059
                                                                   -------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
   Esco Technologies, Inc.*                                2,600         176,176
   Jacuzzi Brands, Inc.*                                  12,000         111,600
                                                                   -------------
                                                                         287,776
                                                                   -------------
DRUG DELIVERY SYSTEMS -- 0.5%
   Noven Pharmaceuticals, Inc.* ##                         5,900         122,956
                                                                   -------------
E-COMMERCE/PRODUCTS -- 0.8%
   Stamps.Com, Inc.*                                      13,100         174,230
                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER
                                                       OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK (Continued)

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.4%
   DSP Group, Inc.*                                        1,700   $      35,785
   NVE Corp.* ##                                           1,500          49,575
                                                                   -------------
                                                                          85,360
                                                                   -------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.1%
   Microsemi Corp.*                                        5,300          74,730
   Silicon Image, Inc.*                                   14,300         180,752
                                                                   -------------
                                                                         255,482
                                                                   -------------
ELECTRONIC DESIGN AUTOMATION -- 0.5%
   Magma Design Automation* ##                             7,800         117,624
                                                                   -------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.6%
   Measurement Specialties, Inc.*                          5,500         136,675
   Molecular Devices Corp.* ##                               700          16,499
   Trimble Navigation, Ltd.*                               6,400         202,240
                                                                   -------------
                                                                         355,414
                                                                   -------------
ELECTRONICS-MILITARY -- 0.6%
   EDO Corp.##                                             5,100         141,525
                                                                   -------------
ENERGY-ALTERNATE SOURCES -- 0.9%
   Headwaters, Inc.* ##                                    6,200         191,332
                                                                   -------------
ENTERPRISE SOFTWARE/SERVICES -- 0.5%
   Microstrategy, Inc.*                                    3,000         123,270
                                                                   -------------
ENTERTAINMENT SOFTWARE -- 0.6%
   Take -- Two Interactive
    Software, Inc.*                                        4,400         144,540
                                                                   -------------
ENVIRON MONITORING & DET -- 0.5%
   Mine Safety Appliances Co.##                            2,600         105,872
                                                                   -------------
FILTRATION/SEPARATE PRODUCTS -- 0.7%
   Cuno, Inc.*                                             2,700         155,925
                                                                   -------------
FINANCE-AUTO LOANS -- 0.5%
   Westcorp##                                              2,900         123,308
                                                                   -------------
FINANCE-CREDIT CARD -- 0.8%
   Metris Companies, Inc.*                                17,800         174,084
                                                                   -------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 0.5%
   Raymond James Financial, Inc.                           4,750         114,570
                                                                   -------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.1%
   United Natural Foods, Inc.*                             9,300         247,380
                                                                   -------------
FOOTWEAR & RELATED APPAREL -- 0.7%
   Skechers USA, Inc. Cl. A*                              11,600         168,432
                                                                   -------------
HUMAN RESOURCES -- 2.8%
   Heidrick & Struggles Intl*                              6,300         181,566
   Hudson Highland Group, Inc.* ##                         5,900         172,221
   Korn/Ferry International*                               8,900         162,247
   Resources Connection, Inc.* ##                          3,000         113,340
                                                                   -------------
                                                                         629,374
                                                                   -------------
IDENTIFICATION SYSTEMS/DEVICES -- 0.3%
   Cogent, Inc.* ##                                        3,200   $      58,304
                                                                   -------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.6%
   Unova, Inc.* ##                                         9,000         126,450
                                                                   -------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
   Varian, Inc.*                                           4,500         170,415
                                                                   -------------
INTERNET CONNECTIVITY SERVICES -- 0.5%
   Redback Networks, Inc.* ##                             23,100         120,582
                                                                   -------------
INTERNET CONTENT-INFO/NEWS -- 1.5%
   Cnet Networks Inc.*                                    18,800         172,020
   InfoSpace, Inc.* ##                                     3,700         175,343
                                                                   -------------
                                                                         347,363
                                                                   -------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.6%
   RADWARE, Ltd.*                                          6,600         145,200
                                                                   -------------
INTERNET SECURITY -- 0.2%
   WatchGuard Technologies, Inc.* ##                      11,600          54,288
                                                                   -------------
LASERS-SYSTEMS/COMPONENTS -- 0.8%
   Cymer, Inc.*                                            6,300         180,558
                                                                   -------------
LEISURE & RECREATIONAL PRODUCTS -- 0.6%
   K2, Inc.* ##                                            9,300         133,083
                                                                   -------------
MACHINERY-CONSTRUCTION & MINING -- 0.8%
   Bucyrus International, Inc. Cl. A*                        400          13,440
   Terex Corp.*                                            3,600         156,240
                                                                   -------------
                                                                         169,680
                                                                   -------------
MACHINERY-GENERAL INDUSTRY -- 0.4%
   Gardner Denver, Inc.* ##                                3,500          96,495
                                                                   -------------
MACHINERY-PUMPS -- 1.0%
   Graco, Inc. ##                                          6,600         221,100
                                                                   -------------
MEDICAL INFORMATION SYSTEMS -- 1.3%
   Allscripts Healthcare
    Solutions, Inc.*                                      14,800         133,200
   IDX Systems Corp.*                                      4,800         155,760
                                                                   -------------
                                                                         288,960
                                                                   -------------
MEDICAL INSTRUMENTS -- 1.2%
   Intuitive Surgical, Inc.* ##                            5,400         133,650
   Ventana Medical Systems, Inc.*                          2,600         131,144
                                                                   -------------
                                                                         264,794
                                                                   -------------
MEDICAL PRODUCTS -- 0.4%
   EPIX Medical, Inc.* ##                                  4,400          84,964
                                                                   -------------
MEDICAL-BIOMEDICAL/GENETICS -- 2.0%
   Northfield Laboratories, Inc.* ##                       5,500          73,535
   Serologicals Corp.* ##                                  7,900         184,307
   Telik, Inc.* ##                                         9,000         200,700
                                                                   -------------
                                                                         458,542
                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER
                                                       OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK  (Continued)

MEDICAL-DRUGS -- 1.4%
   Pharmion Corp.* ##                                        600   $      31,018
   Salix Pharmaceuticals, Ltd.* ##                         8,050         173,236
   Vaxgen, Inc.* ##                                        8,800         117,480
                                                                   -------------
                                                                         321,734
                                                                   -------------
MEDICAL-HMO -- 0.6%
   AMERIGROUP Corp.*                                       2,300         129,375
                                                                   -------------
MEDICAL-NURSING HOMES -- 0.6%
   Kindred Healthcare, Inc.*                               5,900         143,960
                                                                   -------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 0.6%
   Amedisys, Inc.* ##                                      4,500         134,775
                                                                   -------------
MULTILEVEL DIRECT SELLING -- 0.6%
   Nu Skin Enterprises, Inc. Cl. A##                       5,400         126,954
                                                                   -------------
NETWORKING PRODUCTS -- 1.0%
   Aeroflex, Inc.*                                        11,000         116,270
   Ixia* ##                                               10,200          99,144
                                                                   -------------
                                                                         215,414
                                                                   -------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
   Waste Connections, Inc.* ##                             4,200         133,056
                                                                   -------------
OIL & GAS DRILLING -- 0.8%
   Grey Wolf, Inc.*                                       28,400         138,876
   Todco Cl. A*                                            2,600          45,110
                                                                   -------------
                                                                         183,986
                                                                   -------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%
   Cheniere Energy, Inc.* ##                               6,600         130,416
   Southwestern Energy Co.* ##                             3,100         130,169
   Swift Energy Co.*                                       7,400         177,304
   Unit Corp.*                                             4,400         154,352
                                                                   -------------
                                                                         592,241
                                                                   -------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
   Carbo Ceramics, Inc.##                                  1,500         108,210
   Lone Star Technologies Inc.*                            3,800         143,640
                                                                   -------------
                                                                         251,850
                                                                   -------------
OIL-FIELD SERVICES -- 2.5%
   Cal Dive International, Inc.*                           5,800         206,596
   Tetra Technologies, Inc.*                               5,600         173,880
   Varco International, Inc.*                              6,600         177,012
                                                                   -------------
                                                                         557,488
                                                                   -------------
OPTICAL SUPPLIES -- 0.8%
   Advanced Medical Optics, Inc.* ##                       4,400         174,108
                                                                   -------------
PHARMACY SERVICES -- 0.5%
   Healthextras, Inc.*                                     7,900         110,126
                                                                   -------------
PHYSICAL PRACTICE MANAGEMENT -- 1.0%
   American Healthways, Inc.* ##                           7,900   $     229,969
                                                                   -------------
RACETRACKS -- 0.3%
   Penn National Gaming, Inc.*                             1,900          76,760
                                                                   -------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.9%
   Jones Lang LaSalle, Inc.* ##                            6,000         198,060
                                                                   -------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.3%
   Corrections Corp. of America*                           1,900          67,184
                                                                   -------------
RECREATIONAL CENTERS -- 0.2%
   Life Times Fitness, Inc.* ##                            1,700          43,622
                                                                   -------------
RESEARCH & DEVELOPMENT -- 0.5%
   SFBC International, Inc.*                               4,100         107,871
                                                                   -------------
RESPIRATORY PRODUCTS -- 0.6%
   Respironics, Inc.*                                      2,700         144,288
                                                                   -------------
RETAIL-APPAREL/SHOE -- 2.0%
   Aeropostale, Inc.*                                      2,000          52,400
   Children's Place Retail Stores, Inc.*                   5,900         141,069
   Jos A Bank Clothiers, Inc.* ##                          5,825         161,236
   Stein Mart, Inc.*                                       6,400          97,408
                                                                   -------------
                                                                         452,113
                                                                   -------------
RETAIL-CATALOG SHOPPING -- 0.4%
   Coldwater Creek, Inc.*                                  4,400          91,828
                                                                   -------------
RETAIL-HOME FURNISHINGS -- 0.2%
   Design Within Reach, Inc.*                              2,500          42,975
                                                                   -------------
RETAIL-LEISURE PRODUCTS -- 0.6%
   MarineMax, Inc.*                                        5,700         128,364
                                                                   -------------
RETAIL-PAWN SHOPS -- 0.8%
   Cash America International, Inc.                        7,700         188,342
                                                                   -------------
RETAIL-RESTAURANTS -- 1.5%
   Buffalo Wild Wings, Inc.*                               6,400         179,456
   CKE Restaurants, Inc.*                                  5,400          59,670
   McCormick & Schmick's Seafood
    Restaurants, Inc.* ##                                  8,000          95,920
                                                                   -------------
                                                                         335,046
                                                                   -------------
RETAIL-SPORTING GOODS -- 0.9%
   Dick's Sporting Goods, Inc.*                            3,800         135,356
   Gander Mountain Co.* ##                                 3,500          70,052
                                                                   -------------
                                                                         205,408
                                                                   -------------
SCHOOLS -- 0.7%
   Laureate Education, Inc.*                               4,500         167,490
                                                                   -------------
SEISMIC DATA COLLECTION -- 1.1%
   Input/Output, Inc.* ##                                 12,700         130,937
   Veritas DGC, Inc.*                                      5,300         120,734
                                                                   -------------
                                                                         251,671
                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER
                                                       OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.1%
   Genesis Microchip, Inc.*                                9,400   $     126,900
   Sigmatel Inc.*                                          5,500         116,655
                                                                   -------------
                                                                         243,555
                                                                   -------------
SEMICONDUCTOR EQUIPMENT -- 3.8%
   ASE Test, Ltd.*                                        20,300         106,575
   Brooks Automation, Inc.*                               10,200         144,330
   Credence Systems Corp.* ##                             21,900         157,680
   DuPont Photomasks, Inc.* ##                             6,700         114,168
   Entegris, Inc.*                                        13,500         112,590
   Rudolph Technologies, Inc.*                             6,800         113,832
   Varian Semiconductor Equipment
    Associates, Inc.* ##                                   3,700         114,330
                                                                   -------------
                                                                         863,505
                                                                   -------------
STEEL PIPE & TUBE -- 0.8%
   Maverick Tube Corp.*                                    5,800         178,698
                                                                   -------------
STEEL-PRODUCERS -- 1.8%
   AK Steel Holding Corp.*                                24,100         196,656
   Carpenter Technology Corp.##                            4,500         214,830
                                                                   -------------
                                                                         411,486
                                                                   -------------
SUPERCONDUCTOR PRODUCTS & SYSTEMS -- 0.9%
   Intermagnetics General Corp.*                           9,050         209,508
                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   Ditech Communications Corp.*                            5,138         115,040
   Tekelec*                                                6,200         103,416
                                                                   -------------
                                                                         218,456
                                                                   -------------
TELECOMMUNICATIONS SERVICES -- 0.5%
   PTEK Holdings, Inc.*                                   11,800         101,126
                                                                   -------------
TEXTILE-APPAREL -- 0.9%
   DHB Industries, Inc.* ##                               14,200         201,640
                                                                   -------------
THERAPEUTICS -- 5.6%
   Atherogenics, Inc.* ##                                  4,400         144,980
   Bioenvision, Inc.* ##                                  15,300         122,247
   Bone Care International, Inc.* ##                       6,400         155,520
   Dendreon Corp.* ##                                     10,300          86,623
   Eyetech Pharmaceuticals, Inc.* ##                       4,100         139,359
   Nabi Biopharmaceuticals* ##                            12,400         165,912
   NitroMed, Inc.* ##                                      6,700         159,728
   Onyx Pharmaceuticals, Inc.* ##                          4,400         189,244
   Tanox, Inc.* ##                                         6,300         106,281
                                                                   -------------
                                                                       1,269,894
                                                                   -------------
TRANSACTIONAL SOFTWARE -- 0.8%
   Open Solutions, Inc.*                                   1,400   $      34,958
   Transaction Systems Architects,
    Inc. Cl. A*                                            8,300         154,256
                                                                   -------------
                                                                         189,214
                                                                   -------------
TRANSPORT-AIR FREIGHT -- 0.7%
   EGL, Inc.*                                              5,500         166,430
                                                                   -------------
TRANSPORT-TRUCK -- 1.6%
   Arkansas Best Corp.                                     4,400         161,128
   Overnite Corp.                                          6,600         207,438
                                                                   -------------
                                                                         368,566
                                                                   -------------
WIRE & CABLE PRODUCTS -- 0.5%
   General Cable Corp.*                                   10,400         110,656
                                                                   -------------
WIRELESS EQUIPMENT -- 1.8%
   Audiovox Corp. Cl. A* ##                                9,500         159,980
   Novatel Wireless, Inc.*                                 5,900         138,650
   RF Micro Devices, Inc.* ##                             18,200         115,388
                                                                   -------------
                                                                         414,018
                                                                   -------------
TOTAL COMMON STOCK
   (Cost: $19,130,877)                                                22,251,245
                                                                   -------------

                                                      PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 29.2%

MONEY MARKET FUNDS -- 28.1%
   Federated Prime
    Obligations Fund**                              $  6,364,875       6,364,875
                                                                   -------------
TIME DEPOSIT -- 1.1%
   HSBC Bank USA
    1.300%, 10/01/04                                     256,149         256,149
                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $6,621,024)                                                  6,621,024
                                                                   -------------
TOTAL INVESTMENTS -- 127.4%
   (Cost: $25,751,901)                                                28,872,269
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (27.4%)                                                  (6,205,061)
                                                                   -------------
NET ASSETS -- 100.0%                                               $  22,667,208
                                                                   =============

----------
*  Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
## All or a portion of the Fund's holdings in this security was on loan as of 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                                 2.5%
Communications                                                  9.1
Consumer, Cyclical                                             20.0
Consumer, Non-cyclical                                         21.8
Energy                                                          9.4
Financial                                                       3.6
Industrial                                                     18.5%
Technology                                                     13.3
Short Terms Investments                                        29.2
Liabilities in excess of other assets                         (27.4)
                                                       ------------
NET ASSETS                                                    100.0%
                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND

     MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; CHARLES HOEVELER, Investment Analyst; JOHN MAZUR, Investment Analyst; NELSON W. SHING, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Portfolio Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

     MARKET OVERVIEW: The broad U.S. equity market treaded water during the six months ended September 30, 2004. Stock prices changed direction from month to month but finished in approximately the same place they began. For the full period, the S&P 500 Index dipped 0.18%.

     Equity prices fell in April on rising interest rate concerns, only to rebound in May and June. A stronger-than-anticipated jobs report, followed by other strong economic data, led the Federal Reserve to begin raising short-term interest rates for the first time in four years on June 30. All together, the Fed raised the target funds rate three times during the six-month period for a total increase of 0.75%.

     Investors sent equity prices lower in July as second-quarter profit reports were followed by weaker-than-expected earnings guidance. While stocks rallied toward the end of the period, gains were unable to fully offset prior months' losses.

     Large-cap stocks beat small caps this period, and value continued to outpace growth. Stocks in many value-oriented sectors, such as materials and industrials, have benefited from the recovery in the economy and historically low interest rates.

     PERFORMANCE: During the six months ended September 30, 2004, the Fund's Class R shares rose 1.23% and the Russell 1000 Value Index gained 2.44%.

     PORTFOLIO SPECIFICS: In absolute terms, sector returns in the Fund were mixed. For example, holdings in the energy and materials sectors posted double-digit gains, while positions in the consumer discretionary and health care sectors declined.

     Versus the index, the Fund's performance was hurt by stock selection in the consumer discretionary sector, most notably in the retail area. An overweight was also unfavorable, as consumer discretionary stocks lagged the broad large-cap value market. An overweight and issue selection in financials, particularly among commercial banks, was another source of relative weakness.

     In contrast, stock selection was positive in the information technology sector, although this was partially offset by an overweight in the group. Issue selection was also favorable among consumer staples and telecommunication services firms.

     Amid surging oil prices, the best-performing stocks included ConocoPhillips and Exxon Mobil. Microsoft and Verizon were also top performers, as both companies reported better-than-expected operating results. Not owning Merck was a plus, as the stock fell sharply after the company announced it would pull its Vioxx arthritis drug off the market.

     MARKET OUTLOOK: The outlook for U.S. equities remains favorable. While rising energy and commodity prices remain a source of concern, earnings and profit margins have remained relatively resilient. In addition, the economy is expected to expand at a moderate pace with employment and corporate investment showing improvement in the months ahead.

     Regardless of how macro events unfold, our focus on valuation, financial strength and positive change should enable us to deliver consistent, long-term performance in the Fund relative to the benchmark.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS R SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                        SINCE
                  1 YEAR             5 YEARS          INCEPTION
                  17.87%              4.89%             12.13%

[CHART]

                                U.S. LARGE CAP VALUE FUND    RUSSELL 1000 VALUE
                                CLASS R SHARES               INDEX
 4/30/1996                                   $    250,000          $    250,000
 5/31/1996                                   $    256,600          $    253,125
 6/30/1996                                   $    263,800          $    253,328
 7/31/1996                                   $    257,600          $    243,752
 8/31/1996                                   $    264,800          $    250,723
 9/30/1996                                   $    278,800          $    260,702
10/31/1996                                   $    288,600          $    270,791
11/30/1996                                   $    311,581          $    290,423
12/31/1996                                   $    310,622          $    286,706
 1/31/1997                                   $    327,247          $    300,611
 2/28/1997                                   $    331,246          $    305,030
 3/31/1997                                   $    316,936          $    294,049
 4/30/1997                                   $    333,350          $    306,399
 5/31/1997                                   $    358,183          $    323,527
 6/30/1997                                   $    369,758          $    337,406
 7/31/1997                                   $    412,900          $    362,779
 8/31/1997                                   $    403,430          $    349,864
 9/30/1997                                   $    428,684          $    370,996
10/31/1997                                   $    412,269          $    360,645
11/30/1997                                   $    425,854          $    376,586
12/31/1997                                   $    436,586          $    387,582
 1/31/1998                                   $    434,531          $    382,078
 2/28/1998                                   $    469,924          $    407,792
 3/31/1998                                   $    500,065          $    432,749
 4/30/1998                                   $    502,805          $    435,648
 5/31/1998                                   $    500,750          $    429,201
 6/30/1998                                   $    511,938          $    434,695
 7/31/1998                                   $    501,864          $    427,000
 8/31/1998                                   $    424,288          $    363,463
 9/30/1998                                   $    448,323          $    384,326
10/31/1998                                   $    479,972          $    414,111
11/30/1998                                   $    502,997          $    433,408
12/31/1998                                   $    524,487          $    448,144
 1/31/1999                                   $    530,983          $    451,729
 2/28/1999                                   $    512,743          $    445,360
 3/31/1999                                   $    522,238          $    454,579
 4/30/1999                                   $    563,217          $    497,037
 5/31/1999                                   $    554,721          $    491,569
 6/30/1999                                   $    570,214          $    505,825
 7/31/1999                                   $    558,719          $    491,004
 8/31/1999                                   $    538,729          $    472,788
 9/30/1999                                   $    516,741          $    456,240
10/31/1999                                   $    546,226          $    482,520
11/30/1999                                   $    530,983          $    478,756
12/31/1999                                   $    570,488          $    481,054
 1/31/2000                                   $    534,848          $    465,372
 2/29/2000                                   $    491,679          $    430,795
 3/31/2000                                   $    545,641          $    483,352
 4/30/2000                                   $    545,641          $    477,745
 5/31/2000                                   $    544,637          $    482,761
 6/30/2000                                   $    520,291          $    460,699
 7/31/2000                                   $    538,362          $    466,458
 8/31/2000                                   $    568,229          $    492,393
 9/30/2000                                   $    576,512          $    496,923
10/31/2000                                   $    605,626          $    509,147
11/30/2000                                   $    581,409          $    490,258
12/31/2000                                   $    613,498          $    514,819
 1/31/2001                                   $    622,847          $    516,827
 2/28/2001                                   $    609,456          $    502,459
 3/31/2001                                   $    591,010          $    484,723
 4/30/2001                                   $    624,616          $    508,474
 5/31/2001                                   $    644,830          $    519,915
 6/30/2001                                   $    634,471          $    508,373
 7/31/2001                                   $    634,471          $    507,305
 8/31/2001                                   $    604,149          $    486,962
 9/30/2001                                   $    556,141          $    452,680
10/31/2001                                   $    553,361          $    448,787
11/30/2001                                   $    593,537          $    474,861
12/31/2001                                   $    605,624          $    486,068
 1/31/2002                                   $    593,023          $    482,325
 2/28/2002                                   $    597,394          $    483,097
 3/31/2002                                   $    627,226          $    505,948
 4/30/2002                                   $    602,538          $    488,594
 5/31/2002                                   $    609,224          $    491,037
 6/30/2002                                   $    563,963          $    462,851
 7/31/2002                                   $    508,672          $    419,806
 8/31/2002                                   $    506,101          $    422,954
 9/30/2002                                   $    443,095          $    375,922
10/31/2002                                   $    485,270          $    403,778
11/30/2002                                   $    516,011          $    429,216
12/31/2002                                   $    494,131          $    410,588
 1/31/2003                                   $    486,577          $    400,652
 2/28/2003                                   $    473,813          $    389,954
 3/31/2003                                   $    473,032          $    390,617
 4/30/2003                                   $    510,801          $    424,991
 5/31/2003                                   $    543,101          $    452,446
 6/30/2003                                   $    549,092          $    458,101
 7/31/2003                                   $    557,167          $    464,927
 8/31/2003                                   $    560,293          $    472,180
 9/30/2003                                   $    556,646          $    467,553
10/31/2003                                   $    591,290          $    496,167
11/30/2003                                   $    592,708          $    502,915
12/31/2003                                   $    628,404          $    533,894
 1/31/2004                                   $    641,191          $    543,291
 2/29/2004                                   $    654,510          $    554,917
 3/31/2004                                   $    648,383          $    550,034
 4/30/2004                                   $    637,728          $    536,613
 5/31/2004                                   $    645,187          $    542,087
 6/30/2004                                   $    654,510          $    554,880
 7/31/2004                                   $    641,723          $    547,056
 8/30/2004                                   $    641,457          $    554,824
 9/30/2004                                   $    656,108          $    563,424

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Value Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R shares have distribution and shareholder services fees up to ..25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 or distribution fees applicable to Class R Shares, which would have made returns slightly lower. The Fund's Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. LARGE CAP VALUE FUND

                                                             NUMBER
                                                            OF SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 96.4%

AEROSPACE/DEFENSE -- 1.0%
   Raytheon Co.                                                 6,000   $       227,880
                                                                        ---------------
APPLICATIONS SOFTWARE -- 3.5%
   Microsoft Corp.                                             28,900           799,085
                                                                        ---------------
BEVERAGES-NON-ALCOHOLIC -- 1.2%
   PepsiCo, Inc.                                                5,400           262,710
                                                                        ---------------
COMMERCIAL BANKS-EASTERN US -- 2.3%
   North Fork Bancorp.                                         11,500           511,175
                                                                        ---------------
COMPUTERS -- 1.6%
   Hewlett-Packard Co.                                         19,400           363,750
                                                                        ---------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.6%
   Fortune Brands, Inc.                                         5,000           370,450
                                                                        ---------------
COSMETICS & TOILETRIES -- 2.9%
   Kimberly-Clark Corp.                                         5,200           335,868
   Procter & Gamble Co.                                         5,700           308,484
                                                                        ---------------
                                                                                644,352
                                                                        ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.2%
   ITT Industries, Inc.                                         9,700           775,903
   Textron, Inc.                                                7,300           469,171
   Tyco International, Ltd.                                    12,300           377,118
                                                                        ---------------
                                                                              1,622,192
                                                                        ---------------
ELECTRIC-INTEGRATED -- 1.1%
   Public Services Enterprise Group                             5,800           247,080
                                                                        ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.7%
   PPL Corp.                                                    5,200           245,336
   Texas Instuments, Inc.                                      16,800           357,504
                                                                        ---------------
                                                                                602,840
                                                                        ---------------
FIDUCIARY BANKS -- 2.4%
   Bank of New York Co., Inc.                                  18,700           545,479
                                                                        ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 7.2%
   J.P. Morgan Chase & Co.                                     19,500           774,735
   Morgan Stanley Dean Witter & Co.                            17,000           838,100
                                                                        ---------------
                                                                              1,612,835
                                                                        ---------------
FINANCIAL GUARANTEE INSURANCE -- 1.8%
   Ambac Financial Group, Inc.                                  5,200           415,740
                                                                        ---------------
INDUSTRIAL GASES -- 2.6%
   Praxair, Inc.                                               13,700           585,538
                                                                        ---------------
MEDICAL-DRUGS -- 4.1%
   Abbott Laboratories                                          9,000           381,240
   Pfizer, Inc.                                                17,700           541,620
                                                                        ---------------
                                                                                922,860
                                                                        ---------------
MEDICAL-HMO -- 1.3%
   Wellpoint Health Networks, Inc.*                             2,800   $       294,252
                                                                        ---------------
MULTI-LINE INSURANCE -- 5.9%
   Allstate Corp.                                               8,500           407,915
   American International Group, Inc.                          13,600           924,664
                                                                        ---------------
                                                                              1,332,579
                                                                        ---------------
MULTIMEDIA -- 5.1%
   Time Warner, Inc.*                                          37,900           611,706
   Viacom, Inc. Cl. B                                           8,700           291,972
   Walt Disney Co.                                             10,700           241,285
                                                                        ---------------
                                                                              1,144,963
                                                                        ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.1%
   Apache Corp.                                                 9,350           468,528
                                                                        ---------------
OIL COMPANIES-INTEGRATED -- 11.3%
   Chevrontexaco Corp.                                          7,400           396,936
   ConocoPhillips                                              12,810         1,061,309
   Exxon Mobil Corp.                                           22,400         1,082,592
                                                                        ---------------
                                                                              2,540,837
                                                                        ---------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
   St Paul Travelers Cos Inc.                                   4,688           154,985
                                                                        ---------------
RETAIL-DISCOUNT -- 1.4%
   TJX Cos., Inc.                                              14,800           326,192
                                                                        ---------------
RETAIL-REGIONAL DEPARTMENT STORES -- 2.0%
   Federated Department Stores, Inc.                           10,000           454,300
                                                                        ---------------
RETAIL-RESTAURANTS -- 0.6%
   McDonalds Corp.                                              4,500           126,135
                                                                        ---------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 3.9%
   Washington Mutual, Inc.                                     22,500           879,300
                                                                        ---------------
STEEL-PRODUCERS -- 0.8%
   United States Steel Corp.                                    4,500           169,290
                                                                        ---------------
SUPER-REGIONAL BANKS-US -- 9.6%
   Bank of America Corp.                                       22,012           953,780
   US Bancorp.                                                 11,100           320,790
   Wells Fargo & Co.                                           14,700           876,561
                                                                        ---------------
                                                                              2,151,131
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   ADC Telecommunication, Inc.*                               109,700           198,557
                                                                        ---------------
TELEPHONE-INTEGRATED -- 3.8%
   Verizon Communications, Inc.                                21,600           850,608
                                                                        ---------------
WIRELESS EQUIPMENT -- 3.8%
   Motorola, Inc.                                              47,200           851,488
                                                                        ---------------
TOTAL COMMON STOCK
   (Cost: $18,214,139)                                                       21,677,111
                                                                        ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         PRINCIPAL
                                                          AMOUNT             VALUE
---------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.4%

TIME DEPOSIT -- 4.4%
   HSBC Bank USA
    1.300%, 10/01/04
    (Cost: $994,292)                                  $       994,292   $       994,292
                                                                        ---------------
TOTAL INVESTMENTS -- 100.8%
   (Cost: $19,208,431)                                                       22,671,403
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.8%)                                                            (173,342)
                                                                        ---------------
NET ASSETS -- 100.0%                                                    $    22,498,061
                                                                        ===============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. LARGE CAP VALUE FUND

                                                        PERCENTAGE OF
INDUSTRY                                                 NET ASSETS
--------                                                -------------
Basic Materials                                                   0.8%
Communications                                                   13.6
Consumer, Cyclical                                                4.0
Consumer, Non-cyclical                                           11.1
Energy                                                           13.4
Financial                                                        33.8
Industrial                                                       13.5%
Technology                                                        5.1
Utilities                                                         1.1
Short Terms Investments                                           4.4
Liabilities in excess of other assets                            (0.8)
                                                        -------------
NET ASSETS                                                      100.0%
                                                        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

     MANAGEMENT TEAM: DAVID J. PAVAN, CFA, Portfolio Manager; STACEY R. NUTT, PH.D., Portfolio Manager; ZHUANXIN DING, PH.D., Investment Analyst; JANE EDMONSON, Investment Analyst; FRANK FENG, PH.D., Investment Analyst; JAMES LI, PH.D., CFA, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Portfolio Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

     MARKET OVERVIEW: Key U.S. equity indices were flat to down during the six months ended September 30, 2004 as a rally late in the period was unable to erase the summer's losses.

     A better-than-expected employment report in April, followed by other strong economic data, led the Federal Reserve to begin raising short-term interest rates in June. As the period progressed, however, reports pointed to more subdued economic growth. For example, consumer confidence slipped in August, and retail sales during the back-to-school period were weaker than anticipated. The rapid rise in oil prices also weighed on market sentiment. Healthy corporate profits, tame inflation and the lowest unemployment rate since September 2001 were unable to spark investor enthusiasm.

     Within the large-cap market, sector returns were mixed. Energy stocks were the leaders, posting double-digit increases amid rising oil prices. Utilities, telecommunication services, materials and industrial companies also generated solid gains. Information technology stocks fared the worst, down sharply on reports of rising inventories at tech bellwethers such as Intel and Texas Instruments.

     PERFORMANCE: The Fund's Class R shares registered a 3.15% decline during the six-month period from April 1, 2004 to September 30, 2004. During the same time, the Russell 1000 Growth Index lost 3.38%.

     PORTFOLIO SPECIFICS: The Fund modestly outperformed its benchmark, with holdings in the majority of sectors benefiting relative results. Positive stock selection and an overweight in materials stocks, which led the broader large-cap growth market, had the largest favorable effect on results versus the index. For example, the stock price of Phelps Dodge, one of the world's largest copper producers, surged as copper prices continued to rise. Dow Chemical and forest products company Weyerhaeuser also did especially well.

     Stock selection was also favorable among industrial and consumer discretionary names, where Norfolk Southern and Harman International were top performers. Shares of rail operator Norfolk Southern rose on better-than-expected earnings and record freight volumes. Harman International, a maker of audio and video products, reported fiscal year fourth-quarter earnings that beat analysts' expectations by increasing more than 40%, year over year. On the negative side, stock selection in information technology made this group the Fund's weakest sector in terms of relative performance. In particular, returns among semiconductor and semiconductor equipment stocks were unfavorable.

     MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

     Through consistent application of this approach, we believe we will continue to identify companies with excellent growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS R SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                        SINCE
                  1 YEAR             5 YEARS          INCEPTION
                   1.05%            - 12.88%            5.75%

[CHART]

                                    U.S. SYSTEMATIC
                                    LARGE CAP GROWTH FUND   RUSSELL 1000 GROWTH
                                    CLASS R SHARES          INDEX
12/27/1996                                   $    250,000            $  250,000
12/31/1996                                   $    247,420            $  246,185
 1/31/1997                                   $    272,446            $  263,452
 2/28/1997                                   $    267,802            $  261,669
 3/31/1997                                   $    260,062            $  247,507
 4/30/1997                                   $    269,866            $  263,941
 5/31/1997                                   $    300,052            $  282,990
 6/30/1997                                   $    311,146            $  294,315
 7/31/1997                                   $    349,845            $  320,345
 8/31/1997                                   $    341,847            $  301,595
 9/30/1997                                   $    359,133            $  316,436
10/31/1997                                   $    358,617            $  304,741
11/30/1997                                   $    354,231            $  317,683
12/31/1997                                   $    360,423            $  321,241
 1/31/1998                                   $    365,583            $  330,846
 2/28/1998                                   $    399,123            $  355,733
 3/31/1998                                   $    423,633            $  369,912
 4/30/1998                                   $    437,049            $  375,032
 5/31/1998                                   $    425,955            $  364,388
 6/30/1998                                   $    456,656            $  386,707
 7/31/1998                                   $    446,852            $  384,147
 8/31/1998                                   $    372,291            $  326,494
 9/30/1998                                   $    418,473            $  351,576
10/31/1998                                   $    449,690            $  379,832
11/30/1998                                   $    492,518            $  408,726
12/31/1998                                   $    577,915            $  445,580
 1/31/1999                                   $    642,931            $  471,745
 2/28/1999                                   $    629,257            $  450,195
 3/31/1999                                   $    694,014            $  473,907
 4/30/1999                                   $    730,134            $  474,514
 5/31/1999                                   $    735,294            $  459,932
 6/30/1999                                   $    766,254            $  492,146
 7/31/1999                                   $    755,934            $  476,505
 8/31/1999                                   $    751,290            $  484,291
 9/30/1999                                   $    765,480            $  474,116
10/31/1999                                   $    820,691            $  509,922
11/30/1999                                   $    915,119            $  537,432
12/31/1999                                   $  1,131,321            $  593,330
 1/31/2000                                   $  1,082,301            $  565,509
 2/29/2000                                   $  1,240,196            $  593,157
 3/31/2000                                   $  1,283,282            $  635,615
 4/30/2000                                   $  1,184,727            $  605,372
 5/31/2000                                   $  1,109,133            $  574,886
 6/30/2000                                   $  1,226,006            $  618,456
 7/31/2000                                   $  1,171,569            $  592,673
 8/31/2000                                   $  1,324,045            $  646,334
 9/30/2000                                   $  1,208,978            $  585,197
10/31/2000                                   $  1,085,139            $  557,505
11/30/2000                                   $    876,102            $  475,324
12/31/2000                                   $    858,016            $  460,284
 1/31/2001                                   $    836,207            $  492,085
 2/28/2001                                   $    692,052            $  408,544
 3/31/2001                                   $    598,962            $  364,086
 4/30/2001                                   $    676,625            $  410,132
 5/31/2001                                   $    646,305            $  404,095
 6/30/2001                                   $    613,857            $  394,736
 7/31/2001                                   $    578,483            $  384,872
 8/31/2001                                   $    513,054            $  353,389
 9/30/2001                                   $    429,540            $  318,121
10/31/2001                                   $    453,309            $  334,822
11/30/2001                                   $    508,669            $  366,999
12/31/2001                                   $    505,727            $  366,302
 1/31/2002                                   $    486,204            $  359,818
 2/28/2002                                   $    454,913            $  344,886
 3/31/2002                                   $    480,320            $  356,819
 4/30/2002                                   $    452,239            $  327,702
 5/31/2002                                   $    438,867            $  319,772
 6/30/2002                                   $    390,728            $  290,193
 7/31/2002                                   $    359,973            $  274,232
 8/31/2002                                   $    361,577            $  275,055
 9/30/2002                                   $    338,310            $  246,532
10/31/2002                                   $    356,496            $  269,139
11/30/2002                                   $    369,868            $  283,753
12/31/2002                                   $    334,031            $  264,146
 1/31/2003                                   $    327,345            $  257,727
 2/28/2003                                   $    326,008            $  256,541
 3/31/2003                                   $    337,240            $  261,313
 4/30/2003                                   $    358,635            $  280,650
 5/31/2003                                   $    368,798            $  294,655
 6/30/2003                                   $    372,810            $  298,721
 7/31/2003                                   $    383,507            $  306,159
 8/31/2003                                   $    392,600            $  313,782
 9/30/2003                                   $    381,903            $  310,425
10/31/2003                                   $    399,821            $  327,871
11/30/2003                                   $    404,368            $  331,281
12/31/2003                                   $    403,565            $  342,743
 1/31/2004                                   $    414,263            $  349,735
 2/29/2004                                   $    411,053            $  351,973
 3/31/2004                                   $    398,484            $  345,427
 4/30/2004                                   $    389,391            $  341,420
 5/31/2004                                   $    399,286            $  347,770
 6/30/2004                                   $    408,112            $  352,152
 7/31/2004                                   $    386,182            $  332,255
 8/30/2004                                   $    381,100            $  330,627
 9/30/2004                                   $    385,914            $  333,768

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R Shares have distribution and shareholder services fees up to ..25% of their daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fees applicable to Class R Shares which would have made returns slightly lower. The Fund's Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

                                                             NUMBER
                                                            OF SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 99.6%

APPLICATIONS SOFTWARE -- 2.3%
   Microsoft Corp.                                             10,500   $       290,325
                                                                        ---------------
AUDIO/VIDEO PRODUCTS -- 1.8%
   Harman International Industries,
    Inc.                                                        2,100           226,275
                                                                        ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
   Advanced Auto Parts, Inc.*                                   1,400            48,160
                                                                        ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 1.3%
   Masco Corp.                                                  4,600           158,838
                                                                        ---------------
CABLE TV -- 1.3%
   Comcast Corp. Cl. A*                                         5,800           163,792
                                                                        ---------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
   Western Wireless Corp. Cl. A*                                5,100           131,121
                                                                        ---------------
CHEMICALS-DIVERSIFIED -- 2.7%
   Dow Chemical Co.                                             4,300           194,274
   Du Pont (Ei) De Nemours                                      3,500           149,800
                                                                        ---------------
                                                                                344,074
                                                                        ---------------
COMPUTER AIDED DESIGN -- 0.8%
   Autodesk, Inc.                                               2,000            97,260
                                                                        ---------------
COMPUTERS -- 4.5%
   Dell, Inc.*                                                  1,900            67,640
   Hewlett-Packard Co.                                          4,100            76,875
   International Business Machines
    Corp.                                                       4,900           420,126
                                                                        ---------------
                                                                                564,641
                                                                        ---------------
COSMETICS & TOILETRIES -- 5.1%
   Procter & Gamble Co.                                         7,200           389,664
   The Gillette Co.                                             6,100           254,614
                                                                        ---------------
                                                                                644,278
                                                                        ---------------
DISTRIBUTION/WHOLESALE -- 1.4%
   WW Grainger, Inc.                                            3,000           172,950
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
   CIT Group, Inc.                                              4,400           164,516
                                                                        ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.8%
   3M Co.                                                       2,300           183,931
   Textron, Inc.                                                2,600           167,102
                                                                        ---------------
                                                                                351,033
                                                                        ---------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.4%
   Emerson Electric Co.                                         2,900           179,481
                                                                        ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.0%
   Intel Corp.                                                  6,400           128,384
                                                                        ---------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.2%
   Agilent Technologies, Inc.*                                  7,100   $       153,147
                                                                        ---------------
ENTERPRISE SOFTWARE/SERVICES -- 1.2%
   BMC Software, Inc.*                                          9,800           154,938
                                                                        ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 2.8%
   Citigroup, Inc.                                              3,900           172,068
   Morgan Stanley Dean Witter & Co.                             3,600           177,480
                                                                        ---------------
                                                                                349,548
                                                                        ---------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.2%
   Kraft Foods, Inc. Cl. A                                      4,800           152,256
                                                                        ---------------
FORESTRY -- 1.5%
   Weyerhaeuser Co.                                             2,800           186,144
                                                                        ---------------
INSTRUMENTS-CONTROLS -- 1.3%
   Parker-Hannifin Corp.                                        2,800           164,808
                                                                        ---------------
INSTRUMENTS-SCIENTIFIC -- 1.2%
   PerkinElmer, Inc.                                            8,600           148,092
                                                                        ---------------
INTERNET SECURITY -- 0.6%
   CheckFree Corp.*                                             2,700            74,709
                                                                        ---------------
LEISURE & RECREATIONAL PRODUCTS -- 1.3%
   Brunswick Corp.                                              3,500           160,160
                                                                        ---------------
LIFE/HEALTH INSURANCE -- 1.6%
   AFLAC, Inc.                                                  5,300           207,813
                                                                        ---------------
MEDICAL INFORMATION SYSTEMS -- 1.5%
   IMS Health, Inc.                                             7,700           184,184
                                                                        ---------------
MEDICAL PRODUCTS -- 3.0%
   Becton Dickinson & Co.                                       3,200           165,440
   Johnson & Johnson                                            3,900           219,687
                                                                        ---------------
                                                                                385,127
                                                                        ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 0.6%
   Genentech, Inc.*                                             1,500            78,630
                                                                        ---------------
MEDICAL-DRUGS -- 10.2%
   Bristol-Myers Squibb Co.                                     8,200           194,094
   Celgene Corp.*                                               1,100            64,053
   Endo Pharmaceuticals
    Holdings, Inc.*                                             4,600            84,456
   Merck & Co., Inc.                                            5,900           194,700
   Pfizer, Inc.                                                24,700           755,820
                                                                        ---------------
                                                                              1,293,123
                                                                        ---------------
MEDICAL-HMO -- 5.0%
   Aetna, Inc.                                                  2,200           219,846
   Coventry Health Care, Inc.*                                  3,900           208,143
   UnitedHealth Group, Inc.                                     2,700           199,098
                                                                        ---------------
                                                                                627,087
                                                                        ---------------

                                                             NUMBER
                                                            OF SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

MEDICAL-HOSPITALS -- 0.8%
   Community Health Systems, Inc.*                              3,800   $       101,384
                                                                        ---------------
METAL-COPPER -- 1.0%
   Phelps Dodge Corp.                                           1,400           128,842
                                                                        ---------------
MULTI-LINE INSURANCE -- 1.4%
   American International Group, Inc.                           2,600           176,774
                                                                        ---------------
MULTIMEDIA -- 4.3%
   Gemstar -- TV Guide
    International, Inc.*                                       22,200           125,430
   McGraw-Hill Co., Inc.                                        3,000           239,070
   Time Warner, Inc.*                                          11,400           183,996
                                                                        ---------------
                                                                                548,496
                                                                        ---------------
NETWORKING PRODUCTS -- 3.3%
   Cisco Systems, Inc.*                                        22,900           414,490
                                                                        ---------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
   Grant Prideco, Inc.*                                         7,900           161,871
                                                                        ---------------
OPTICAL SUPPLIES -- 1.1%
   Bausch & Lomb, Inc.                                          2,100           139,545
                                                                        ---------------
PROPERTY/CASUALTY INSURANCE -- 2.5%
   Ace Ltd.                                                     3,900           156,234
   Chubb Corp.                                                  2,300           161,644
                                                                        ---------------
                                                                                317,878
                                                                        ---------------
RETAIL-APPAREL/SHOE -- 2.6%
   Gap, Inc.                                                    9,400           175,780
   Nordstrom, Inc.                                              4,100           156,784
                                                                        ---------------
                                                                                332,564
                                                                        ---------------
RETAIL-DISCOUNT -- 1.0%
   Wal-Mart Stores, Inc.                                        2,400           127,680
                                                                        ---------------
RETAIL-MAJOR DEPARTMENT STORES -- 2.4%
   JC Penney Co., Inc.                                          4,500           158,760
   May Deptartment Stores Co.                                   5,700           146,091
                                                                        ---------------
                                                                                304,851
                                                                        ---------------
RETAIL-OFFICE SUPPLIES -- 1.8%
   Staples, Inc.                                                7,700           229,614
                                                                        ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.2%
   Maxim Integrated Products, Inc.                              3,600           152,244
                                                                        ---------------
STEEL-PRODUCERS -- 1.2%
   United States Steel Corp.                                    4,200   $       158,004
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT -- 3.8%
   Avaya, Inc.*                                                10,500           146,370
   QUALCOMM, Inc.                                               8,600           335,744
                                                                        ---------------
                                                                                482,114
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.5%
   Corning, Inc.*                                               5,600            62,048
                                                                        ---------------
TELEPHONE-INTEGRATED -- 1.3%
   Verizon Communications, Inc.                                 4,300           169,334
                                                                        ---------------
TRANSPORT-AIR FREIGHT -- 1.3%
   CNF, Inc.                                                    4,100           168,059
                                                                        ---------------
TRANSPORT-RAIL -- 1.2%
   Norfolk Southern Corp.                                       5,300           157,622
                                                                        ---------------
WIRELESS EQUIPMENT -- 2.3%
   Motorola, Inc.                                              16,000           288,640
                                                                        ---------------
TOTAL COMMON STOCK
   (Cost: $12,423,872)                                                       12,606,948
                                                                        ---------------

                                                           PRINCIPAL
                                                            AMOUNT
---------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.6%

TIME DEPOSIT -- 0.6%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04
    (Cost: $74,703)                                   $        74,703            74,703
                                                                        ---------------
TOTAL INVESTMENTS -- 100.2%
   (Cost: $12,498,575)                                                       12,681,651
LIABILITIES IN EXCESS OF OTHER
   ASSETS  -- (0.2%)                                                            (23,162)
                                                                        ---------------
NET ASSETS -- 100.0%                                                    $    12,658,489
                                                                        ===============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

                                                        PERCENTAGE OF
INDUSTRY                                                 NET ASSETS
--------                                                -------------
Basic Materials                                                   6.4%
Communications                                                   18.4
Consumer, Cyclical                                               12.7
Consumer, Non-cyclical                                           27.0
Energy                                                            1.3
Financial                                                         9.6
Industrial                                                       12.7%
Technology                                                       11.5
Short Terms Investments                                           0.6
Liabilities in excess of other assets                            (0.2)
                                                        -------------
NET ASSETS                                                      100.0%
                                                        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

     MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Lead Portfolio Manager and Chief Investment Officer; LINDA BA, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; SCOTT R. WILLIAMS, Investment Analyst; MICHAEL J. FREDERICKS, Portfolio Specialist

     GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

     MARKET OVERVIEW: In non-U.S. developed countries, equity returns were mixed during the six months ended September 30, 2004. While the MSCI EAFE Index eked out a slight increase, performance across countries and sectors was varied.

     Stocks in Japan, a major component of the index, fell during the period. The Japanese economy continued to recover, but the pace of progress appeared to be less than investors had hoped for. In Continental Europe, sluggish economic growth was reflected in equity results that were flat to up slightly in major markets, such as France, Germany and Switzerland. U.K. equities fared better against a backdrop of low unemployment, rising income and robust consumer spending. Returns were strong in several smaller European markets, such as Austria and Belgium, where equities rose more than 10%.

     Rising commodity prices had a big effect on sector returns, with energy and materials stocks posting solid gains. Information technology was the weakest sector by far. Tech stocks tumbled on evidence of softening demand and building inventories.

     PERFORMANCE: During the six months ended September 30, 2004, the Fund's Class R shares lost 5.12%. The MSCI EAFE Index posted a modest gain of 0.21%.

     PORTFOLIO SPECIFICS: The Fund emphasizes investment in companies with above-average earnings growth prospects. However, its style-neutral benchmark includes both growth and value names. This style difference hurt the Fund's relative performance this period, as international value stocks outperformed their growth counterparts. Issue selection in the United Kingdom, Taiwan and the financials sector also detracted from relative results, as did an overweight in information technology.

     On the plus side, stock selection in Canada, Hong Kong and the consumer discretionary sector helped performance versus the index. For example, among the Fund's best-performing stocks were Canada-based Precision Drilling, a contract driller, and Hong Kong-based Esprit Holdings, a specialty retailer. Hong Kong-based Sino Land and Australia-based WMC Resources were also top performers. Sino Land, a property development, trading and investment firm, benefited from a decline in financing costs. WMC, the fourth-largest global producer of mined nickel, saw its stock price rise sharply in response to high nickel prices.

     MARKET OUTLOOK: We continue to find exciting investment opportunities in developed markets overseas. While the pace of economic activity has moderated in many countries, corporate earnings continue to grow. We are particularly optimistic in our outlook for international growth stocks. Recent analysis we've done suggests that, if history is a guide, value stocks' leadership of the past several years is unlikely to continue much longer.

     Regardless of what the future holds, we remain committed to our bottom-up, stock selection process. By consistently applying our approach, we are confident we will identify companies with superior return potential for the FUND.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS R SHARES WITH THE MSCI EAFE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 9/30/04

                                                        SINCE
                  1 YEAR             5 YEARS          INCEPTION
                  14.21%            - 3.29%             6.19%

[CHART]

                                     INTERNATIONAL GROWTH
                                     FUND CLASS R SHARES        MSCI EAFE INDEX
12/27/1996                                     $  250,000            $  250,000
12/31/1996                                     $  252,400            $  249,475
 1/31/1997                                     $  274,600            $  240,744
 2/28/1997                                     $  277,200            $  244,682
 3/31/1997                                     $  282,600            $  245,568
 4/30/1997                                     $  286,600            $  246,871
 5/31/1997                                     $  313,200            $  262,935
 6/30/1997                                     $  331,200            $  277,436
 7/31/1997                                     $  352,400            $  281,924
 8/31/1997                                     $  334,000            $  260,869
 9/30/1997                                     $  358,600            $  275,482
10/31/1997                                     $  328,800            $  254,307
11/30/1997                                     $  325,131            $  251,715
12/31/1997                                     $  329,722            $  253,910
 1/31/1998                                     $  341,826            $  265,523
 2/28/1998                                     $  365,199            $  282,560
 3/31/1998                                     $  386,902            $  291,261
 4/30/1998                                     $  398,171            $  293,566
 5/31/1998                                     $  407,979            $  292,141
 6/30/1998                                     $  412,779            $  294,353
 7/31/1998                                     $  431,143            $  297,337
 8/31/1998                                     $  369,373            $  260,500
 9/30/1998                                     $  351,843            $  252,514
10/31/1998                                     $  358,312            $  278,836
11/30/1998                                     $  379,862            $  293,121
12/31/1998                                     $  400,734            $  304,685
 1/31/1999                                     $  416,179            $  303,785
 2/28/1999                                     $  399,064            $  296,545
 3/31/1999                                     $  411,796            $  308,923
 4/30/1999                                     $  426,823            $  321,440
 5/31/1999                                     $  410,543            $  304,887
 6/30/1999                                     $  442,894            $  316,773
 7/31/1999                                     $  457,087            $  326,189
 8/31/1999                                     $  464,183            $  327,380
 9/30/1999                                     $  471,071            $  330,675
10/31/1999                                     $  501,961            $  343,061
11/30/1999                                     $  566,871            $  354,981
12/31/1999                                     $  676,523            $  386,841
 1/31/2000                                     $  628,304            $  362,261
 2/29/2000                                     $  704,494            $  372,013
 3/31/2000                                     $  664,625            $  386,434
 4/30/2000                                     $  609,727            $  366,099
 5/31/2000                                     $  577,163            $  357,157
 6/30/2000                                     $  608,057            $  371,125
 7/31/2000                                     $  581,129            $  355,566
 8/31/2000                                     $  604,299            $  358,652
 9/30/2000                                     $  565,265            $  341,189
10/31/2000                                     $  529,362            $  333,129
11/30/2000                                     $  503,190            $  320,637
12/31/2000                                     $  519,379            $  332,033
 1/31/2001                                     $  503,412            $  331,862
 2/28/2001                                     $  461,054            $  306,983
 3/31/2001                                     $  424,241            $  286,519
 4/30/2001                                     $  453,736            $  306,430
 5/31/2001                                     $  439,099            $  295,615
 6/30/2001                                     $  421,136            $  283,526
 7/31/2001                                     $  410,935            $  278,367
 8/31/2001                                     $  393,859            $  271,324
 9/30/2001                                     $  362,368            $  243,839
10/31/2001                                     $  361,924            $  250,081
11/30/2001                                     $  369,021            $  259,309
12/31/2001                                     $  373,234            $  260,839
 1/31/2002                                     $  356,602            $  246,989
 2/28/2002                                     $  358,819            $  248,718
 3/31/2002                                     $  378,557            $  262,173
 4/30/2002                                     $  376,561            $  263,904
 5/31/2002                                     $  376,117            $  267,255
 6/30/2002                                     $  363,255            $  256,618
 7/31/2002                                     $  328,881            $  231,290
 8/31/2002                                     $  325,554            $  230,758
 9/30/2002                                     $  294,285            $  205,975
10/31/2002                                     $  304,265            $  217,036
11/30/2002                                     $  312,692            $  226,889
12/31/2002                                     $  300,716            $  219,266
 1/31/2003                                     $  290,072            $  210,122
 2/28/2003                                     $  285,858            $  205,310
 3/31/2003                                     $  282,088            $  201,430
 4/30/2003                                     $  306,926            $  221,412
 5/31/2003                                     $  326,220            $  235,029
 6/30/2003                                     $  331,764            $  240,834
 7/31/2003                                     $  335,977            $  246,710
 8/31/2003                                     $  349,062            $  252,705
 9/30/2003                                     $  348,840            $  260,539
10/31/2003                                     $  373,900            $  276,797
11/30/2003                                     $  376,888            $  282,997
12/31/2003                                     $  401,068            $  305,127
 1/31/2004                                     $  410,384            $  309,460
 2/29/2004                                     $  415,487            $  316,671
 3/31/2004                                     $  419,479            $  318,571
 4/30/2004                                     $  403,730            $  311,626
 5/31/2004                                     $  403,508            $  312,966
 6/30/2004                                     $  408,166            $  319,945
 7/31/2004                                     $  386,649            $  309,611
 8/30/2004                                     $  387,536            $  311,035
 9/30/2004                                     $  398,406            $  319,215

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R Shares have distribution and shareholder services fees of up to .25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fees applicable to the Class R Shares, which would have made returns slightly lower. The Fund's Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 -- UNAUDITED

INTERNATIONAL GROWTH FUND

                                                             NUMBER
                                                            OF SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 94.9%

AUSTRALIA -- 2.5%
   WMC Resources, Ltd.                                        424,306   $     1,647,375
   Woodside Petroleum Ltd.                                     66,219           935,332
                                                                        ---------------
                                                                              2,582,707
                                                                        ---------------
BELGIUM -- 1.0%
   Interbrew                                                   31,460         1,048,728
                                                                        ---------------
BRAZIL -- 0.9%
   Empresa Brasiliera de
    Aeronautica S.A.-- ADR                                     34,800           918,720
                                                                        ---------------
CANADA -- 2.9%
   ATI Technologies, Inc.*                                     48,900           749,637
   Petro-Canada                                                12,100           628,544
   Precision Drilling Corp.*                                   27,000         1,552,500
                                                                        ---------------
                                                                              2,930,681
                                                                        ---------------
FINLAND -- 1.0%
   Stora Enso OYJ R Shares                                     72,800           983,743
                                                                        ---------------
FRANCE -- 8.8%
   BNP Paribas S.A.                                            16,225         1,047,875
   Dassault Systems S.A.                                       34,337         1,604,363
   Metropole Television M6                                     40,143         1,073,933
   Renault S.A.                                                13,437         1,098,954
   Sanofi -- Synthelabo S.A.##                                 29,825         2,163,291
   TotalFinaElf S.A.##                                         10,021         2,041,157
                                                                        ---------------
                                                                              9,029,573
                                                                        ---------------
GERMANY -- 5.9%
   Adidas Salomon AG                                            7,534         1,049,881
   Bayer AG                                                    40,513         1,106,977
   Bayer Vereinsbank*                                          55,029         1,051,162
   Deutsche Telekom AG*                                        99,665         1,844,381
   Merck KGaA                                                  17,956         1,014,712
                                                                        ---------------
                                                                              6,067,113
                                                                        ---------------
GREECE -- 1.0%
   Greek Organization of Football
    Prognostics S.A.                                           53,260         1,022,662
                                                                        ---------------
INDONESIA -- 1.2%
   PT Indosat -- ADR##                                         50,300         1,207,200
                                                                        ---------------
ITALY -- 3.3%
   ENI SpA                                                     42,600           954,482
   Mediaset SpA                                                48,369           549,079
   Saipem SpA                                                  81,000           910,448
   Telecom Italia Mobile SpA                                  184,200           992,890
                                                                        ---------------
                                                                              3,406,899
                                                                        ---------------
JAPAN -- 18.4%
   Asahi Glass Co., Ltd.                                      112,300         1,021,974
   Canon, Inc.                                                 22,400         1,052,779
   Fuji Photo Film Co., Ltd.                                   44,000         1,445,175
   Matsushita Electric Industries                              75,000         1,000,998
   Mitsubishi Estate##                                        106,000         1,106,020
   Mitsubishi Tokyo Financial
    Group, Inc.                                                    92   $       767,119
   Mitsui O.S.K Lines, Ltd.                                   134,000           803,647
   Mizuho Financial Group, Inc.                                   441         1,656,526
   Shin-Etsu Chemical Co., Ltd.                                33,800         1,214,426
   Sumitomo Corp.                                             150,000         1,116,001
   Sumitomo Mitsui Financial
    Group                                                         286         1,634,805
   T and D Holdings, Inc.*                                     23,550         1,029,905
   Tokyo Gas Co., Ltd.                                        276,000           979,141
   Toppan Printing Co., Ltd.                                   94,000           921,962
   Toyota Motor Corp.                                          33,200         1,271,188
   UFJ Holdings, Inc.*                                            190           832,645
   Yamanouchi Pharmaceutical Co.,
    Ltd                                                        31,300         1,011,006
                                                                        ---------------
                                                                             18,865,317
                                                                        ---------------
MALAYSIA -- 1.0%
   Telekom Malaysia Berhad                                    348,600         1,027,453
                                                                        ---------------
MEXICO -- 2.2%
   America Movil S.A.
    de CV -- Ser L -- ADR                                      57,100         2,228,613
                                                                        ---------------
NETHERLANDS -- 3.7%
   ASM International NV*                                       52,133           696,701
   ING Groep NV                                                57,006         1,438,685
   Vedior NV                                                  107,999         1,669,978
                                                                        ---------------
                                                                              3,805,364
                                                                        ---------------
NORWAY -- 0.5%
   Telenor ASA                                                 70,813           539,132
                                                                        ---------------
PHILIPPINES -- 0.8%
   Philippine Long Distance
    Telephone Co.-- ADR*                                       32,200           806,288
                                                                        ---------------
REPUBLIC OF CHINA -- 3.4%
   Esprit Holdings Ltd.                                       167,500           857,041
   Hutchison Whampoa, Ltd.                                    135,000         1,056,033
   PetroChina Co., Ltd. -- Ser H                            1,036,000           554,664
   Sino Land Company, Ltd.                                  1,326,000           986,247
                                                                        ---------------
                                                                              3,453,985
                                                                        ---------------
SOUTH KOREA -- 3.3%
   Hyundai Motor Co. --
    GDR 144A#                                                  18,100           414,852
   Hyundai Motor Co., Ltd.                                      8,970           413,640
   LG Electronics, Inc.                                        33,180         1,907,526
   NHN Corp.                                                    8,072           675,062
                                                                        ---------------
                                                                              3,411,080
                                                                        ---------------
SPAIN -- 1.5%
   Banco Bilbao Vizcaya
    Argentaria S.A.                                            70,613           971,731
   Grupo Ferrovial                                             13,535           604,336
                                                                        ---------------
                                                                              1,576,067
                                                                        ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             NUMBER
                                                            OF SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SWEDEN -- 2.0%
   Telefonaktiebolaget LM
    Ericsson -- ADR*                                           66,600   $     2,080,584
                                                                        ---------------
SWITZERLAND -- 6.0%
   Actelion, Ltd.*                                              8,135           833,891
   Holcim Ltd.-Reg                                             18,771           989,886
   Roche Holding AG-Genusschein                                27,182         2,808,103
   UBS AG                                                      21,744         1,530,630
                                                                        ---------------
                                                                              6,162,510
                                                                        ---------------
TAIWAN -- 2.6%
   Asustek Computer,
    Inc.-- GDR 144A#                                          498,410         1,076,566
   Cathay Financial Holding, Co.*                             812,000         1,526,560
                                                                        ---------------
                                                                              2,603,126
                                                                        ---------------
THAILAND -- 1.1%
   Shin Corp. PCL                                             662,700           598,310
   TelecomAsia Corp. Public Co.,
    Ltd.*                                                   4,128,600           528,222
                                                                        ---------------
                                                                              1,126,532
                                                                        ---------------
UNITED KINGDOM -- 18.9%
   Aegis Group PLC                                            759,361         1,329,443
   AstraZeneca PLC                                             34,500         1,414,028
   BPB Industries PLC                                         194,974         1,510,049
   Carnival PLC                                                39,438         1,938,988
   George Wimpey PLC                                          133,710           972,659
   HSBC Holdings PLC                                          123,160         1,954,519
   Man Group PLC                                               60,600         1,303,842
   Morrison Supermarkets                                      565,062         1,968,328
   Next PLC                                                    45,568         1,346,532
   Reckitt Benckiser PLC                                       24,721           605,697
   Royal Bank of Scotland Group
    PLC                                                        61,512         1,776,492
   United Business Media PLC                                  196,793         1,662,128
   Vodafone Group PLC                                         654,996         1,567,490
                                                                        ---------------
                                                                             19,350,195
                                                                        ---------------
UNITED STATES -- 1.0%
   Synthes, Inc.*                                               9,539         1,038,924
                                                                        ---------------
TOTAL COMMON STOCK
   (Cost: $88,786,376)                                                       97,273,196
                                                                        ---------------
PREFERRED STOCK -- 1.6%

GERMANY -- 1.6%
   ProSiebenSat.1 Media AG
    (Cost: $1,591,454)                                         90,040         1,643,896
                                                                        ---------------

COMMON STOCK AND EQUIVILANTS -- 0.0%

HONG KONG -- 0.0%
   Hutchison Whampoa, Ltd.                                      1,800   $             0
                                                                        ---------------
    (Cost: $0)                                                  1,800                 0
                                                                        ---------------

EQUITY-LINKED SECURITIES -- 0.8%

TAIWAN -- 0.8%
   Credit Suisse FB
    United Microelectronics
    Corp. -- 01/26/07                                           7,866             4,743
   Credit Suisse FB Yageo
    Corp. 9/15/04*                                          2,079,000           779,625
                                                                        ---------------
                                                                                784,368
                                                                        ---------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $1,107,378)                                                           784,368
                                                                        ---------------

                                                           PRINCIPAL
                                                            AMOUNT
---------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 7.4%

MONEY MARKET FUNDS -- 5.3%
   Federated Prime Obligations
    Fund**                                               $  5,449,918         5,449,918
                                                                        ---------------
TIME DEPOSITS -- 2.1%
   Brown Brothers Harriman & Co.
    1.300%, 10/01/04                                        2,119,516         2,119,516
                                                                        ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $7,569,434)                                                         7,569,434
                                                                        ---------------
TOTAL INVESTMENTS -- 104.7%
   (Cost: $99,054,642)                                                      107,270,894
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (4.7%)                                                          (4,812,203)
                                                                        ---------------
NET ASSETS -- 100.0%                                                    $   102,458,691
                                                                        ===============

----------
*  Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at September 30, 2004 was $1,491,418 or 1.46% of net assets.
## All or a portion of the Fund's holdings in this security was on loan as of
   9/30/04.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2004 -- UNAUDITED

INTERNATIONAL GROWTH FUND

                                                        PERCENTAGE OF
INDUSTRY                                                 NET ASSETS
--------                                                -------------
Basic Materials                                                   4.9%
Communications                                                   19.9
Consumer, Cyclical                                               12.1
Consumer, Non-cyclical                                           16.0
Diversified                                                       1.0
Energy                                                            7.4
Financial                                                        20.2
Industrial                                                       10.8%
Technology                                                        4.0
Utilities                                                         1.0
Short Term Investments                                            7.4
Liabilities in excess of other assets                            (4.7)
                                                        -------------
NET ASSETS                                                      100.0%
                                                        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

ACTUAL EXPENSES

     The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                  EXPENSES PAID
                                                     BEGINNING ACCOUNT      ENDING ACCOUNT      DURING THE PERIOD*
                                                           VALUE                 VALUE           APRIL 1, 2004 TO
                                                       APRIL 1, 2004      SEPTEMBER 30, 2004    SEPTEMBER 30, 2004
                                                     -----------------    ------------------    ------------------
U.S. Emerging Growth -- Class R
Actual                                               $        1,000.00    $           928.60    $             6.67
Hypothetical (5% return before expenses)             $        1,000.00    $         1,072.20    $             7.17

U.S. Large Cap Value -- Class R
Actual                                               $        1,000.00    $         1,012.30    $             5.09
Hypothetical (5% return before expenses)             $        1,000.00    $         1,079.58    $             5.27

U.S. Systematic Large Cap Growth -- Class R
Actual                                               $        1,000.00    $           968.50    $             5.77
Hypothetical (5% return before expenses)             $        1,000.00    $         1,076.39    $             6.09

International Growth -- Class R
Actual                                               $        1,000.00    $           948.80    $             6.25
Hypothetical (5% return before expenses)             $        1,000.00    $         1,074.20    $             6.66

     * Expenses are equal to the Fund's annualized expense ratio (show in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                  ANNUALIZED
                                                                 EXPENSE RATIO
                                                                 -------------
U.S. Emerging Growth -- Class R                                           1.38%
U.S. Large Cap Value -- Class R                                           1.01%
U.S. Systematic Large Cap Growth -- Class R                               1.17%
International Growth -- Class R                                           1.28%

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a share outstanding during the period indicated

                                                      NET
                                       NET ASSET   INVESTMENT     NET REALIZED     TOTAL FROM
                                         VALUE,      INCOME      AND UNREALIZED    INVESTMENT
                                       BEGINNING   (LOSS) (2)     GAINS (LOSS)     OPERATIONS
----------------------------------------------------------------------------------------------
                                             U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)   $    9.52   $    (0.05)   $        (0.63)   $    (0.68)
   For the year ended 03/31/04              6.27        (0.11)             3.36          3.25
   For the year ended 03/31/03              9.54        (0.09)            (3.18)        (3.27)
   For the year ended 03/31/02              9.55        (0.07)             0.06         (0.01)
   For the year ended 03/31/01             27.05        (0.06)           (12.36)       (12.42)
   06/1/99 (commenced) to 03/31/00         13.86        (0.15)            13.69         13.54
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)   $   24.33   $     0.11    $         0.19    $     0.30
   For the year ended 03/31/04             18.15         0.24              6.45          6.69
   For the year ended 03/31/03             24.39         0.21             (6.20)        (5.99)
   For the year ended 03/31/02             23.39         0.15              1.26          1.41
   For the year ended 03/31/01             21.74         0.18              1.63          1.81
   06/1/99 (commenced) to 3/31/00          22.33         0.12             (0.71)        (0.59)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)   $   14.90   $    (0.00)   $        (0.47)   $    (0.47)
   For the year ended 03/31/04             12.61        (0.06)             2.35          2.29
   For the year ended 03/31/03             17.96        (0.08)            (5.27)        (5.35)
   For the year ended 03/31/02             22.52        (0.16)            (4.40)        (4.56)
   For the year ended 03/31/01             49.77        (0.32)           (25.90)       (26.22)
   06/1/99 (commenced) to 03/31/00         28.61        (0.21)            21.37         21.16

                                              GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)   $   18.93   $     0.13    $        (1.10)   $    (0.97)
   For the year ended 03/31/04             12.72         0.12              6.10          6.22
   For the year ended 03/31/03             17.07         0.10             (4.45)        (4.35)
   For the year ended 03/31/02             19.13         0.02             (2.08)        (2.06)
   For the year ended 03/31/01             31.84        (0.03)           (11.26)       (11.29)
   06/1/99 (commenced) to 3/31/00          20.01        (0.20)            12.03         11.83

                                           DISTRIBUTION FROM:
                                       ---------------------------
                                          NET             NET
                                       INVESTMENT      REALIZED           TOTAL
                                         INCOME      CAPITAL GAINS    DISTRIBUTIONS
-----------------------------------------------------------------------------------
                                 U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)   $       --    $          --    $          --
   For the year ended 03/31/04                 --               --               --
   For the year ended 03/31/03                 --               --               --
   For the year ended 03/31/02                 --               --               --
   For the year ended 03/31/01                 --            (5.08)           (5.08)
   06/1/99 (commenced) to 03/31/00             --            (0.35)           (0.35)
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)    $      --    $          --    $          --
   For the year ended 03/31/04              (0.51)              --            (0.51)
   For the year ended 03/31/03              (0.25)              --            (0.25)
   For the year ended 03/31/02              (0.04)           (0.37)           (0.41)
   For the year ended 03/31/01              (0.16)              --            (0.16)
   06/1/99 (commenced) to 3/31/00              --               --               --
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)   $       --    $          --    $          --
   For the year ended 03/31/04                 --               --               --
   For the year ended 03/31/03                 --               --               --
   For the year ended 03/31/02                 --               --               --
   For the year ended 03/31/01                 --            (1.03)           (1.03)
   06/1/99 (commenced) to 03/31/00             --               --               --

                                GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)   $       --    $          --    $          --
   For the year ended 03/31/04              (0.01)              --            (0.01)
   For the year ended 03/31/03                 --               --               --
   For the year ended 03/31/02                 --               --               --
   For the year ended 03/31/01                 --            (1.42)           (1.42)
   06/1/99 (commenced) to 3/31/00              --               --               --


----------
(1)  Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)  Total returns are not annualized for periods less than one year.
(4) The Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expense and expenses incurred from the creation and operation of the Mauritius entity) of U.S. Large Cap Value, U.S. Systematic Large Cap Growth, and International Growth excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25%, 1.25% and 1.65% for the period 4/1/02 to 6/30/02. 1.10%, 1.15% and 1.40% for the period 7/1/02 to 1/21/03, 1.25%, 1.25% and 1.40% for the period 1/22/03 to
     3/31/03, respectively. Emerging Growth had rates throughout the year of 1.50%.
(5) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.50% representing a .08% increase in the Fund's expense cap.
(6) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(7) This calculation includes expenses not part of the expense reimbursement calculation.
(8) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth and International Growth do not exceed 1.50%, 1.25%, 1.25% and 1.40%, for the period 4/1/03 to
     7/28/03, 1.73%, 1.06%, 1.37% and 1.66% for the period 7/29/03 to 3/31/04, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       NET ASSET
                                         VALUE,      TOTAL
                                        ENDING     RETURN (3)
-------------------------------------------------------------
                      U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)   $    8.84        (7.14%)
   For the year ended 03/31/04              9.52        51.83%
   For the year ended 03/31/03              6.27       (34.28%)
   For the year ended 03/31/02              9.54        (0.10%)
   For the year ended 03/31/01              9.55       (49.67%)
   06/1/99 (commenced) to 03/31/00         27.05        98.68%
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)   $   24.63         1.23%
   For the year ended 03/31/04             24.33        37.09%
   For the year ended 03/31/03             18.15       (24.58%)
   For the year ended 03/31/02             24.39         6.13%
   For the year ended 03/31/01             23.39         8.31%
   06/1/99 (commenced) to 3/31/00          21.74        (2.21%)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)   $   14.43        (3.15%)
   For the year ended 03/31/04             14.90        18.16%
   For the year ended 03/31/03             12.61       (29.79%)
   For the year ended 03/31/02             17.96       (20.25%)
   For the year ended 03/31/01             22.52       (53.35%)
   06/1/99 (commenced) to 03/31/00         49.77        73.98%

                     GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)   $   17.96        (5.12%)
   For the year ended 03/31/04             18.93        48.86%
   For the year ended 03/31/03             12.72       (25.48%)
   For the year ended 03/31/02             17.07       (10.77%)
   For the year ended 03/31/01             19.13       (36.17%)
   06/1/99 (commenced) to 3/31/00          31.84        59.14%

                                                                    RATIOS TO AVERAGE NET ASSETS (6)
                                       -----------------------------------------------------------------------------------------
                                                                                                EXPENSES        EXPENSES NET OF
                                             NET                           EXPENSE               NET OF          REIMBURSEMENT/
                                         INVESTMENT        TOTAL      (REIMBURSEMENTS)/      REIMBURSEMENT/        RECOUPMENT
                                       INCOME (LOSS)      EXPENSES       RECOUPMENT            RECOUPMENT          OFFSET (7)
--------------------------------------------------------------------------------------------------------------------------------
                                                         U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)            (1.12%)       1.87%               (0.13%)               1.74%               1.38%
   For the year ended 03/31/04                  (1.28%)       1.73%                  --                 1.73%               1.51%(8)
   For the year ended 03/31/03                  (1.20%)       1.74%               (0.20%)               1.54%               1.50%(4)
   For the year ended 03/31/02                  (0.73%)       1.59%               (0.11%)               1.48%               1.48%(5)
   For the year ended 03/31/01                  (0.32%)       1.55%               (0.12%)               1.43%               1.43%
   06/1/99 (commenced) to 03/31/00              (0.91%)       1.62%               (0.20%)               1.42%               1.42%
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)             0.94%        1.56%               (0.49%)               1.07%               1.01%
   For the year ended 03/31/04                   1.10%        1.52%               (0.45%)               1.07%               1.04%(8)
   For the year ended 03/31/03                   1.03%        1.54%               (0.34%)               1.20%               1.19%(4)
   For the year ended 03/31/02                   0.63%        1.39%               (0.13%)               1.26%               1.26%
   For the year ended 03/31/01                   0.78%        1.47%               (0.20%)               1.27%               1.27%
   06/1/99 (commenced) to 3/31/00                0.70%        1.52%               (0.26%)               1.26%               1.26%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)            (0.02%)       1.89%               (0.51%)               1.38%               1.17%
   For the year ended 03/31/04                  (0.41%)       1.58%               (0.20%)               1.38%               1.18%(8)
   For the year ended 03/31/03                  (0.59%)       1.51%               (0.30%)               1.21%               1.20%(4)
   For the year ended 03/31/02                  (0.79%)       1.35%               (0.10%)               1.25%               1.25%
   For the year ended 03/31/01                  (0.80%)       1.32%               (0.07%)               1.25%               1.25%
   06/1/99 (commenced) to 03/31/00              (0.69%)       1.42%               (0.15%)               1.27%               1.27%

                                                        GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)             1.38%        1.71%               (0.05%)               1.66%               1.28%
   For the year ended 03/31/04                   0.71%        1.74%               (0.04%)               1.70%               1.44%(8)
   For the year ended 03/31/03                   0.65%        1.72%               (0.21%)               1.51%               1.48%(4)
   For the year ended 03/31/02                  (0.09%)       1.61%                0.01%                1.62%               1.62%
   For the year ended 03/31/01                  (0.13%)       1.58%                0.08%                1.66%               1.66%
   06/1/99 (commenced) to 3/31/00               (0.82%)       1.61%                0.04%                1.65%               1.65%

                                        FUND'S
                                       PORTFOLIO    NET ASSETS,
                                       TURNOVER       ENDING
                                         RATE       (IN 000'S)
---------------------------------------------------------------
                       U.S. EQUITY FUNDS

U.S. EMERGING GROWTH
   For the period ended 09/30/04 (1)          74%   $     3,664
   For the year ended 03/31/04               166%         3,948
   For the year ended 03/31/03               118%         2,879
   For the year ended 03/31/02               138%         4,597
   For the year ended 03/31/01               120%         3,577
   06/1/99 (commenced) to 03/31/00            88%         5,861
U.S. LARGE CAP VALUE
   For the period ended 09/30/04 (1)          14%   $     8,197
   For the year ended 03/31/04                51%         8,405
   For the year ended 03/31/03               139%         6,749
   For the year ended 03/31/02                99%        11,423
   For the year ended 03/31/01               120%         9,838
   06/1/99 (commenced) to 3/31/00            140%         7,700
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/04 (1)         128%   $     9,490
   For the year ended 03/31/04               172%        10,229
   For the year ended 03/31/03               193%         9,052
   For the year ended 03/31/02               224%        38,386
   For the year ended 03/31/01               160%        41,730
   06/1/99 (commenced) to 03/31/00           154%        83,785

                      GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
   For the period ended 09/30/04 (1)          98%   $     1,654
   For the year ended 03/31/04               186%         9,236
   For the year ended 03/31/03               203%         7,845
   For the year ended 03/31/02               232%        11,199
   For the year ended 03/31/01               234%        11,216
   06/1/99 (commenced) to 3/31/00            158%        15,571

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)

                                                                                      U.S. SYSTEMATIC
                                                     U.S. EMERGING   U.S. LARGE CAP      LARGE CAP      INTERNATIONAL
                                                         GROWTH          VALUE            GROWTH           GROWTH
ASSETS
Investments, at value*                               $  28,872,269   $   22,671,403   $    12,681,651   $ 107,270,894
Foreign currencies, at value**                                  --               --                --           2,000
Cash                                                            --               --            15,247              --
Receivables:
  Investment securities sold                             1,495,915               --           284,087       3,026,548
  Capital shares sold                                       11,238           25,033             5,163           8,508
  Dividends                                                    970           24,529            11,572         239,401
  Foreign taxes receivable                                      --               --                --          10,742
  Interest                                                      --               --                --              --
  Expense offset and other                                  32,981            6,516            18,411         147,861
Other assets                                                 8,152            9,540             8,125           9,342
                                                     -------------   --------------   ---------------   -------------
    Total assets                                        30,421,525       22,737,021        13,024,256     110,715,296
                                                     -------------   --------------   ---------------   -------------
LIABILITIES
Payables:
  Bank overdraft                                     $   1,166,592   $       22,871   $            --   $     487,754
  Investments purchased                                    145,197          170,124           334,088       2,026,488
  Capital shares redeemed                                       --            7,721             2,619           3,442
  Collateral on securities loaned                        6,364,875               --                --       5,449,918
  Distributions fee                                            736            1,680             1,961             340
  To investment advisor                                     13,267            2,271             1,788          50,142
Other Liabilities                                           63,650           34,293            25,311         238,521
                                                     -------------   --------------   ---------------   -------------
    Total Liabilities                                    7,754,317          238,960           365,767       8,256,605
                                                     -------------   --------------   ---------------   -------------
NET ASSETS                                              22,667,208       22,498,061        12,658,489     102,458,691
                                                     =============   ==============   ===============   =============
  * Investments, at cost                                25,751,901       19,208,431        12,498,575      99,054,642
                                                     =============   ==============   ===============   =============
 ** Foreign currencies, at cost                                 --               --                --           1,936
                                                     =============   ==============   ===============   =============
NET ASSETS CONSIST OF:
Paid-in capital                                      $  52,984,036   $   25,440,784   $   118,627,501   $ 113,831,116
Undistributed net investment income (loss)                (121,719)         423,187             2,877         657,836
Accumulated net realized gain (loss) on
  investments and foreign currencies                   (33,315,477)      (6,828,882)     (106,154,965)    (20,250,743)
Net unrealized appreciation (depreciation)
  of investments and of other assets and
  liabilities denominated in foreign currencies          3,120,368        3,462,972           183,076       8,220,482
                                                     -------------   --------------   ---------------   -------------
Net Assets applicable to all shares outstanding      $  22,667,208   $   22,498,061   $    12,658,489   $ 102,458,691
                                                     =============   ==============   ===============   =============
Net Assets of Class R shares                         $   3,664,356   $    8,196,693   $     9,489,664   $   1,653,665
Net Assets of Class I shares                            19,002,852       14,301,368         3,168,825      43,111,735
Net Assets of Class II shares                                   --               --                --              --
Net Assets of Class III shares                                  --               --                --      35,100,431
Net Assets of Class IV shares                                   --               --                --      22,592,860
                                                     =============   ==============   ===============   =============
Class R Shares outstanding                                 414,546          332,826           657,478          92,062
Class I Shares outstanding                               2,126,170          578,273           216,879       2,371,510
Class II Shares outstanding                                     --               --                --              --
Class III Shares outstanding                                    --               --                --       1,928,808
Class IV Shares outstanding                                     --               --                --       1,239,610
                                                     =============   ==============   ===============   =============
Net Asset Value -- Class R Share                     $        8.84   $        24.63   $         14.43   $       17.96
Net Asset Value -- Class I Share                     $        8.94   $        24.73   $         14.61   $       18.18
Net Asset Value -- Class II Share                    $          --   $           --   $            --   $          --
Net Asset Value -- Class III Share                   $          --   $           --   $            --   $       18.20
Net Asset Value -- Class IV Share                    $          --   $           --   $            --   $       18.23
                                                     =============   ==============   ===============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)

                                                                                      U.S. SYSTEMATIC
                                                     U.S. EMERGING   U.S. LARGE CAP      LARGE CAP      INTERNATIONAL
                                                         GROWTH          VALUE             GROWTH          GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                     $      31,297   $      205,470   $        74,678   $   1,177,583
Interest                                                    29,094               96               817           5,433
                                                     -------------   --------------   ---------------   -------------
  Total Income                                              60,391          205,566            75,495       1,183,016
                                                     -------------   --------------   ---------------   -------------
EXPENSES
Advisory fees                                              115,996           47,666            29,483         276,465
Accounting and administration fees                          22,867           15,024            13,521          46,118
Custodian fees                                              24,229           12,188            12,693         104,583
Transfer agent fees and expenses                            12,590           11,729            11,559          18,278
Shareholder servicing fees                                  24,771           23,960            22,104          98,820
Administrative services fees                                18,559           12,711             9,828          91,682
Professional fees                                            9,541            5,710             4,048          32,461
Shareholder reporting                                        7,404            4,634             3,584          25,986
Registration fees                                            9,597           10,230             8,955           9,920
Trustees' fees and expenses                                  2,074            1,340               867           7,116
Interest and credit facility fee                               379              210               214           1,193
Insurance                                                    2,941            1,444             1,570           9,599
Miscellaneous                                                2,539            1,921             1,524           6,946
                                                     -------------   --------------   ---------------   -------------
    Total Expenses                                         253,487          148,767           119,950         729,167
Expense offset                                             (52,118)          (6,047)          (13,738)       (184,545)
Expenses (reimbursed)/recouped                             (19,259)         (52,055)          (33,594)        (35,863)
                                                     -------------   --------------   ---------------   -------------
  Net Expenses                                             182,110           90,665            72,618         508,759
                                                     -------------   --------------   ---------------   -------------
NET INVESTMENT INCOME (LOSS)                              (121,719)         114,901             2,877         674,257
                                                     -------------   --------------   ---------------   -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Securities                                               610,601          793,613         1,333,709       6,856,412
  Foreign currency transactions                                 --               --                --        (339,882)
                                                     -------------   --------------   ---------------   -------------
    Net realized gain (loss)                               610,601          793,613         1,333,709       6,516,530
                                                     -------------   --------------   ---------------   -------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                           (3,512,420)        (590,703)       (1,741,900)    (13,205,671)
  Other assets and liabilities denominated
    in foreign currencies                                       --               --                --         (14,651)
                                                     -------------   --------------   ---------------   -------------
    Net unrealized appreciation (depreciation)          (3,512,420)        (590,703)       (1,741,900)    (13,220,322)
                                                     -------------   --------------   ---------------   -------------
NET GAIN (LOSS) ON INVESTMENTS                          (2,901,819)         202,910          (408,191)     (6,703,792)
                                                     -------------   --------------   ---------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $  (3,023,538)  $      317,811   $      (405,314)  $  (6,029,535)
                                                     =============   ==============   ===============   =============
  * Foreign taxes withheld                           $          --   $           --   $            --   $     166,889
                                                     =============   ==============   ===============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
PERIODS ENDED SEPTEMBER 30, 2004 AND MARCH 31, 2004

                                                 U.S. EMERGING GROWTH                U.S. LARGE CAP VALUE
                                            ------------------------------------------------------------------
                                            SEPTEMBER 30,                       SEPTEMBER 30,
                                                2004           MARCH 31,            2004           MARCH 31,
                                             (UNAUDITED)         2004            (UNAUDITED)         2004
                                            -------------    --------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              $    (121,719)   $     (456,250)   $       114,901   $     308,286
  Net realized gain (loss)                        610,601        10,945,194            793,613       2,036,857
  Net unrealized appreciation
   (depreciation)                              (3,512,420)        7,023,694           (590,703)      6,130,411
                                            -------------    --------------    ---------------   -------------
    Net increase (decrease) in net
      assets from investment operations        (3,023,538)       17,512,638            317,811       8,475,554
                                            -------------    --------------    ---------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           --                --                 --        (518,008)
  From net realized gains                              --                --                 --              --
                                            -------------    --------------    ---------------   -------------
    Total distributions                                --                --                 --        (518,008)
                                            -------------    --------------    ---------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class R                                       333,585         1,179,622            268,520         970,722
    Class I                                       894,498        11,253,913          2,546,228       7,248,568
  Distributions reinvested
    Class R                                            --                --                 --         181,381
    Class I                                            --                --                 --         336,468
  Cost of shares redeemed
    Class R                                      (328,408)       (1,529,721)          (577,330)     (1,774,921)
    Class I                                   (11,251,729)      (32,008,789)        (1,105,655)    (28,279,823)
                                            -------------    --------------    ---------------   -------------
    Net increase (decrease) in net
      assets from share transactions          (10,352,054)      (21,104,975)         1,131,763     (21,317,605)
                                            -------------    --------------    ---------------   -------------
    Net Increase (Decrease) in Net Assets     (13,375,592)       (3,592,337)         1,449,574     (13,360,059)
NET ASSETS
  Beginning                                    36,042,800        39,635,137         21,048,487      34,408,546
                                            -------------    --------------    ---------------   -------------
  Ending                                    $  22,667,208    $   36,042,800    $    22,498,061   $  21,048,487
                                            =============    ==============    ===============   =============
Undistributed net investment income
  (loss), ending                            $    (121,719)   $           --    $       423,187   $     308,286
                                            =============    ==============    ===============   =============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                      36,425           139,728             11,098          44,394
  Distributions reinvested                             --                --                 --           8,137
  Shares redeemed                                 (36,663)         (183,884)           (23,703)        (78,872)
                                            -------------    --------------    ---------------   -------------
  Net Class R Share Activity                         (238)          (44,156)           (12,605)        (26,341)
                                            =============    ==============    ===============   =============
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                     101,075         1,534,091            105,640         316,713
  Distributions reinvested                             --                --                 --          15,061
  Shares redeemed                              (1,314,313)       (4,012,939)           (45,506)     (1,333,258)
                                            -------------    --------------    ---------------   -------------
  Net Class I Share Activity                   (1,213,238)       (2,478,848)            60,134      (1,001,484)
                                            =============    ==============    ===============   =============

                                                   U.S. SYSTEMATIC
                                                  LARGE CAP GROWTH
                                            -----------------------------
                                            SEPTEMBER 30,
                                                2004          MARCH 31,
                                             (UNAUDITED)        2004
                                            -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              $       2,877   $       (63,463)
  Net realized gain (loss)                      1,333,709         3,077,381
  Net unrealized appreciation
   (depreciation)                              (1,741,900)        1,280,165
                                            -------------   ---------------
    Net increase (decrease) in net
      assets from investment operations          (405,314)        4,294,083
                                            -------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           --                --
  From net realized gains                              --                --
                                            -------------   ---------------
    Total distributions                                --                --
                                            -------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class R                                       384,151         1,503,639
    Class I                                       138,750         1,400,861
  Distributions reinvested
    Class R                                            --                --
    Class I                                            --                --
  Cost of shares redeemed
    Class R                                      (816,718)       (1,969,935)
    Class I                                      (389,441)      (18,861,142)
                                            -------------   ---------------
    Net increase (decrease) in net
      assets from share transactions             (683,258)      (17,926,577)
                                            -------------   ---------------
    Net Increase (Decrease) in Net Assets      (1,088,572)      (13,632,494)
NET ASSETS
  Beginning                                    13,747,061        27,379,555
                                            -------------   ---------------
  Ending                                    $  12,658,489   $    13,747,061
                                            =============   ===============
Undistributed net investment income
  (loss), ending                            $       2,877   $            --
                                            =============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                      26,081           104,959
  Distributions reinvested                             --                --
  Shares redeemed                                 (55,214)         (136,216)
                                            -------------   ---------------
  Net Class R Share Activity                      (29,133)          (31,257)
                                            =============   ===============
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                       9,293            97,300
  Distributions reinvested                             --                --
  Shares redeemed                                 (25,986)       (1,304,016)
                                            -------------   ---------------
  Net Class I Share Activity                      (16,693)       (1,206,716)
                                            =============   ===============

----------
(1)  Commenced operations on 2/27/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         INTERNATIONAL GROWTH
                                                     -----------------------------
                                                     SEPTEMBER 30,
                                                         2004          MARCH 31,
                                                      (UNAUDITED)        2004
                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       $     674,257   $   1,027,876
  Net realized gain (loss)                               6,516,530      23,403,242
  Net unrealized appreciation (depreciation)           (13,220,322)     22,572,455
                                                     -------------   -------------
    Net increase (decrease) in net assets
      from investment operations                        (6,029,535)     47,003,573
                                                     -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    --        (484,596)
  From net realized gains                                       --              --
                                                     -------------   -------------
    Total distributions                                         --        (484,596)
                                                     -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class R                                                288,598       1,493,312
    Class I                                              1,864,494      25,196,139
    Class II                                                    --      34,143,763
    Class III                                                   --      36,914,124
    Class IV                                                    --      19,914,459
  Distributions reinvested
    Class R                                                     --           2,197
    Class I                                                     --         102,636
    Class II                                                    --         145,987
    Class III                                                   --         152,119
    Class IV                                                    --          81,263
  Cost of shares redeemed
    Class R                                             (7,479,822)     (3,483,853)
    Class I                                             (7,794,876)    (87,368,940)
    Class II                                           (15,352,688)    (25,552,940)
    Class III                                                   --      (7,096,631)
    Class IV                                               (30,722)        (42,831)
                                                     -------------   -------------
    Net increase (decrease) in net assets
      from share transactions                          (28,505,016)     (5,399,196)
                                                     -------------   -------------
    Net Increase (Decrease) in Net Assets              (34,534,551)     41,119,781
NET ASSETS
  Beginning                                            136,993,242      95,873,461
                                                     -------------   -------------
  Ending                                             $ 102,458,691   $ 136,993,242
                                                     =============   =============
Undistributed net investment income
  (loss), ending                                     $     657,836   $     (16,421)
                                                     =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         INTERNATIONAL GROWTH
                                                     -----------------------------
                                                     SEPTEMBER 30,
                                                         2004          MARCH 31,
                                                      (UNAUDITED)        2004
                                                     -------------   -------------
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                               15,612          90,775
  Distributions reinvested                                      --             130
  Shares redeemed                                         (411,568)       (219,722)
                                                     =============   =============
  Net Class R Share Activity                              (395,956)       (128,817)
                                                     =============   =============
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                              106,739       1,541,651
  Distributions reinvested                                      --           6,030
  Shares redeemed                                         (429,745)     (5,715,622)
                                                     -------------   -------------
  Net Class I Share Activity                              (323,006)     (4,167,941)
                                                     =============   =============
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   --       2,225,984
  Distributions reinvested                                      --           8,587
  Shares redeemed                                         (825,784)     (1,408,787)
                                                     =============   =============
  Net Class II Share Activity                             (825,784)        825,784
                                                     =============   =============
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   --       2,315,001
  Distributions reinvested                                      --           8,943
  Shares redeemed                                               --        (395,136)
                                                     =============   =============
  Net Class III Share Activity                                  --       1,928,808
                                                     =============   =============
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                                   --       1,238,937
  Distributions reinvested                                      --           4,777
  Shares redeemed                                           (1,589)         (2,515)
                                                     =============   =============
  Net Class IV Share Activity                               (1,589)      1,241,199
                                                     =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

NOTE A -- ORGANIZATION

     Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), five Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and four Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R shares have a distribution fee. All Funds have a shareholder services fee. The Funds offering Class R shares are covered in this report.

     On April 19, 2004 the name of the following Fund was changed to more accurately reflect its investment policy.

OLD                         NEW
U.S. Large Cap Select       U.S. Systematic Large Cap
Growth                      Growth

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

     Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States overthe-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

     The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

     Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

     At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

     Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at September 30, 2004.

FUTURES CONTRACTS

     Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2004.

OPTIONS CONTRACTS

     The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

     Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the

Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

     In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

     There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended September 30, 2004 were:

        FUND                      MARKET VALUE   COLLATERAL
        ----                      ------------   ----------
U.S. Emerging Growth                 6,193,629    6,364,875
International Growth                 5,207,047    5,449,918

CREDIT FACILITY

     The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in January 2005. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2004, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

     Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

     Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period, the credits used to reduce the Funds expenses were:

                           CREDIT      DIRECT     SECURITY
                          INTEREST   BROKERAGE     LENDING
        FUND               OFFSET      OFFSET      OFFSET
        ----              --------   ----------   ---------
U.S. Emerging Growth      $  1,788   $   23,885   $  26,445
U.S. Large Cap Value         2,427        3,620          --
U.S. Systematic
  Large Cap Growth             304       12,690         744
International Growth         8,329      122,525      53,691

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

     The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

     Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

     The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D -- TRANSACTIONS WITH AFFILIATES

     The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

              FUND                       ADVISORY FEE
              ----                       ------------
U.S. Emerging Growth                             0.75%
U.S. Large Cap Value                             0.45%
U.S. Systematic Large Cap Growth                 0.45%
International Growth                             0.50%

     Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds and receives the following annual fees payable monthly based on average daily net assets of each Fund.

                                       ADMINISTRATIVE
              FUND                      SERVICES FEE
              ----                     --------------
U.S. Emerging Growth                             0.12%
U.S. Large Cap Value                             0.12%
U.S. Systematic Large Cap Growth                 0.15%
International Growth                             0.25%

     Pursuant to the Shareholder Services agreement the Investment Adviser provides account servicing to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

                                         SHAREHOLDER
              FUND                       SERVICES FEE
              ----                       ------------
U.S. Emerging Growth                             0.13%
U.S. Large Cap Value                             0.13%
U.S. Systematic Large Cap Growth                 0.15%
International Growth                             0.25%

     The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through September 30, 2004. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest, brokerage and the expenses incurred from the operation of the Mauritius Company) when they fall below the limit in the year such reimbursement is paid.

     The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

                                            CLASS R
              FUND                     4/1/04 TO 9/30/04
              ----                     -----------------
U.S. Emerging Growth                                1.73%
U.S. Large Cap Value                                1.06%
U.S. Systematic Large Cap Growth                    1.37%
International Growth                                1.66%

     Each of the Funds has entered into a Shareholder Services Agreement with the Distributor under which each Fund will pay the distributor up to 0.25% of the average daily assets of each of the Funds to pay financial institutions, including the Investment Adviser, for certain personal services for shareholders and for the maintenance of shareholder accounts.

     Each Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act. Class R shares may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares. The schedule of such fees and the basis upon which such fees will be determined from time to time by the Distributor. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

     Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

     The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2004 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2004, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                                       NET
                                                                                      GROSS          GROSS          UNREALIZED
                                                                                    UNREALIZED     UNREALIZED      APPRECIATION
                                       PURCHASES        SALES         TAX COST     APPRECIATION   DEPRECIATION    (DEPRECIATION)
               FUND                    (IN 000'S)     (IN 000'S)     (IN 000'S)     (IN 000'S)     (IN 000'S)       (IN 000'S)
               ----                   ------------   ------------   ------------   ------------   ------------    --------------
U.S. Emerging Growth                  $     22,435   $     33,006   $     25,752   $      3,731   $       (611)   $        3,120
U.S. Large Cap Value                         3,517          2,822         19,208          3,770           (307)            3,463
U.S. Systematic Large Cap Growth            16,609         17,302         12,499            711           (528)              183
International Growth                       104,916        132,346         99,055         10,452         (2,232)            8,220

     Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Funds did not have any redemptions-in-kind.

NOTE F -- FINANCIAL INSTRUMENTS

     During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

NOTE G -- PROXY VOTING

     The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov.

NOTE H -- PORTFOLIO HOLDINGS

     The Funds provide a complete list of their holdings four times in each fiscal year, at each quarter-end. For the second and fourth quarters, the lists appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds' file the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

NOTE I -- CORPORATE GOVERNANCE (UNAUDITED)

                                                                                             NUMBER OF
                                              TERM OF                                      PORTFOLIOS IN
                              POSITION(S)    OFFICE AND                                    FUND COMPLEX
     NAME, ADDRESS (1)         HELD WITH   LENGTH OF TIME     PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
          AND AGE                FUND        SERVED (2)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE
----------------------------  -----------  --------------  ------------------------------  -------------  -------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE (75)          Chairman &   Since           Investment Consultant and            14        Director, Bramwell Funds
                              Trustee      August 2004     Director, (since 1994);                        (since 1994); Director,
                                                           President Emeritus and                         Longview Oil & Gas (since
                                                           founding Chief Executive                       2000); Director, Security
                                                           Officer, The Common Fund                       Capital U.S. Real Estate
                                                           (1971-1993); and Endowment                     (since 1997); Director,
                                                           Advisors (1987-1999)                           The Universal Bond Fund
                                                           (organizations that provide                    (since 1997); Director,
                                                           investment management programs                 Universal Stainless &
                                                           for colleges and                               Alloy Products Inc.
                                                           universities); Member,                         (since 1994); Director,
                                                           Investment Advisory Committee,                 United Water Services and
                                                           New York State Common                          affiliated companies
                                                           Retirement Fund (since 1985).                  (1996-2000); Director,
                                                                                                          and former Chairman of
                                                                                                          the Board, Trigen Energy
                                                                                                          Corporation (1994-2000);
                                                                                                          Trustee,
                                                                                                          Nicholas-Applegate Mutual
                                                                                                          Funds (1994-1999).

WALTER E. AUCH (83)           Trustee      Since May 1999  Retired; prior thereto,              14        Trustee, LLBS Funds
                                                           Chairman and CEO of Chicago                    (since 1994 and Brinson
                                                           Board of Options Exchange                      Supplementary Trust
                                                           (1979-1986); Senior Executive                  (since 1997); Director,
                                                           Vice President PaineWebber,                    Thompson Asset Management
                                                           Inc.                                           Corp (1987-1999;
                                                                                                          Director, Smith Barney
                                                                                                          Trak Fund (since 1992)
                                                                                                          and Smith Barney Advisors
                                                                                                          (since 1992); Director,
                                                                                                          PIMCO Advisors L.P (since
                                                                                                          1994); Director, Banyon
                                                                                                          Realty Trust (1988-2002),
                                                                                                          Banyon Mortgage
                                                                                                          Investment Fund
                                                                                                          (1989-2002) and Banyon
                                                                                                          Land Fund II (since
                                                                                                          1988); Director, Express
                                                                                                          America Holdings Corp
                                                                                                          (1992-1999); Director,
                                                                                                          Legend Properties, Inc.
                                                                                                          (1987-1999); Director,
                                                                                                          Senele Group (since
                                                                                                          1988); Director, Fort
                                                                                                          Dearborn Income
                                                                                                          Securities, Inc.
                                                                                                          (1987-1995); Trustee,
                                                                                                          Nicholas-Applegate
                                                                                                          Mutual Funds (1994-1999);
                                                                                                          Director, Geotek
                                                                                                          Industries, Inc.
                                                                                                          (1987-1998).

                                                                                             NUMBER OF
                                              TERM OF                                      PORTFOLIOS IN
                              POSITION(S)    OFFICE AND                                    FUND COMPLEX
     NAME, ADDRESS (1)         HELD WITH   LENGTH OF TIME     PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
          AND AGE                FUND        SERVED (2)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE
----------------------------  -----------  --------------  ------------------------------  -------------  -------------------------
DARLENE DeREMER (48)          Trustee      Since May 1999  Managing Director, Putnam            14        Founding Member and
                                                           Lovell NBF Private Equity                      Director, National
                                                           (Since 2004); Managing                         Defined Contribution
                                                           Director, NewRiver E-Business                  Council (since 1997);
                                                           Advisory Services Division                     Trustee, Boston
                                                           (2000-2003); Prior to,                         Alzheimer's Association
                                                           President and Founder, DeRemer                 (since 1998); Director,
                                                           Associates, a strategic and                    King's Wood Montessori
                                                           marketing consulting firm for                  School (since 1995);
                                                           the financial services                         Editorial Board, National
                                                           industry (1987-2003); Vice                     Association of Variable
                                                           President and Director, Asset                  Annuities (since 1997);
                                                           Management Division, State                     Director,
                                                           Street Bank and Trust Company,                 Nicholas-Applegate
                                                           now referred to as State                       Strategic Opportunities,
                                                           Street Global Advisers,                        Ltd. (1994-1997);
                                                           (1982-1987); Vice President,                   Trustee, Nicholas-
                                                           T. Rowe Price & Associates                     Applegate Mutual Funds
                                                           (1979-1982); Member, Boston                    (1994-1999); Director,
                                                           Club (since 1998); Member,                     Jurika & Voyles Fund
                                                           Financial Women's Association                  Group (since 1994-2000);
                                                           Advisory Board (since 1995);                   Director, Nicholas-
                                                           Founder, Mutual Fund Cafe                      Applegate Southeast Asia
                                                           Website.                                       Fund, Ltd. (since 2004).

INTERESTED TRUSTEES:

HORACIO A. VALEIRAS (45)      President &  Since           Managing Director (Since 2004)       14        Trustee, The Bishops
                              Trustee      August 2004     and Chief Investment Officer,                  School (Since 2002);
                                                           Nicholas-Applegate Capital                     Trustee, San Diego Rowing
                                                           Management, Nicholas-                          Club (Since 2002).
                                                           Applegate Securities (since
                                                           2002); Managing Director of
                                                           Morgan Stanley Investment
                                                           Management, London
                                                           (1997-2002); Head of
                                                           International Equity and Asset
                                                           Allocation, Miller Anderson &
                                                           Sherred; Director and Chief of
                                                           International Strategies,
                                                           Credit Suisse First Boston.

                                                                                             NUMBER OF
                                              TERM OF                                      PORTFOLIOS IN
                              POSITION(S)    OFFICE AND                                    FUND COMPLEX
     NAME, ADDRESS (1)         HELD WITH   LENGTH OF TIME     PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
          AND AGE                FUND        SERVED (2)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE
----------------------------  -----------  --------------  ------------------------------  -------------  -------------------------
OFFICERS:

CHARLES H. FIELD, JR. (49)    Secretary    Since May 2002  General Counsel, Nicholas-           14        NA
                                                           Applegate Capital Management,
                                                           LLC (since 2004); Deputy
                                                           General Counsel (1996-2004).

C. WILLIAM MAHER (43)         Treasurer    Since May 1999  Managing Director (since 2004)       14        NA
                                                           and Chief Financial Officer,
                                                           Nicholas-Applegate Capital
                                                           Management, Nicholas-
                                                           Applegate Securities, (Since
                                                           1998); Co-Managing Chief
                                                           Financial Officer Nicholas-
                                                           Applegate Holdings LLC (Since
                                                           2001). Formerly Chief
                                                           Financial Officer, Mitchell
                                                           Hutchins Asset Management,
                                                           Inc. (1990-1998).

(1)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

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

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            George F. Keane, CHAIRMAN

                                 Walter E. Auch

                               Darlene T. DeRemer

                               Horacio A. Valeiras


                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                           C. William Maher, TREASURER


                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management


                                   DISTRIBUTOR

                          Nicholas-Applegate Securities


                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers


                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

600 West Broadway

San Diego, California 92101

800 - 551 - 8643

Nicholas-Applegate Securities, Distributor


                                                                   SEMIANN904RET

ITEM 2. CODE OF ETHICS.

    (a) Not applicable
    (b) No answer required.
    (c) Not applicable.
    (d) Not applicable.
    (e) Not applicable.
    (f) (1) Not applicable
        (2) Not applicable.
        (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    (a) (1) Not applicable.
        (2) Not applicable.
        (3) Not applicable.
    (b)  Not applicable.
    (c)  Not applicable.
    (d)  Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a)    Not applicable.
    (b)    Not applicable.
    (c)    Not applicable.
    (d)    Not applicable.
    (e) (1) Not applicable.
        (2) Not applicable.
    (f)    Not applicable.
    (g)    Not applicable.
    (h)    Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

    (a) Not applicable.
    (b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

Item 10(a) The principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the date of this report.

Item 10(b) There was no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 11(a) (2).

(a)(3) Not applicable

(b) The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 11(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds
 ---------------------------------------


By (Signature and Title)

/s/ Horacio A. Valeiras

-----------------------
Horacio A. Valeiras
Title: President and Principal Executive Officer
Date: November 29, 2004


By (Signature and Title)

/s/ C. William Maher
-----------------------
C. William Maher
Title: Treasurer and Principal Executive Officer
Date: November 29, 2004

* Print name and title of each signing officer under his or her signature.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated

(REGISTRANT) NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

By (Signature and Title)

/s/ Horacio A. Valeiras
--------------------------
Horacio A. Valeiras
Title: President and Principal Executive Officer
Date: November 29, 2004
      ----------------------

By (Signature and Title)

/s/ C. William Maher
------------------------
C. William Maher
Title: Treasurer and Principal Executive Officer

Date: November 29, 2004
      ----------------------

* Print name and title of each signing officer under his or her signature.